As filed with the Securities and Exchange Commission on August 11, 1999
                                          Registration Statement No. 333-_____


===============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                            REGISTRATION STATEMENT
                                  ON FORM S-3
                                     UNDER
                          THE SECURITIES ACT OF 1933


                       FINANCIAL ASSET SECURITIES CORP.
            (Exact name of registrant as specified in its charter)

Delaware                                                            13-3172275
(State of incorporation)                                      (I.R.S. Employer
                                                           Identification No.)

                              600 Steamboat Road
                         Greenwich, Connecticut 06830
                                (203) 625-2700

              (Address, including zip code, and telephone number,
             including area code, of principal executive offices)

                            ---------------------

                               John C. Anderson
                              600 Steamboat Road
                         Greenwich, Connecticut 06830
                                (203) 625-2700

               (Name, address, including zip code, and telephone
              number, including area code, of agent for service)

                            ---------------------

                                With a copy to:
                             Stephen B. Esko, Esq.
                               Brown & Wood LLP
                            One World Trade Center
                           New York, New York 10048

         Approximate date of commencement of proposed sale to the public: From time to time after this Registration Statement becomes effective.

         If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

         If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [X]

         If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]




                        CALCULATION OF REGISTRATION FEE
===========================================================================================================================

                                                                         Proposed          Proposed
                                                        Amount           Maximum            Maximum          Amount of
                     Title of                           to be        Aggregate Price       Aggregate       Registration
           Securities to Be Registered                Registered        Per Unit*       Offering Price*         Fee
===========================================================================================================================
Asset Backed Securities...........................  $2,000,000,000         100%         $2,000,000,000       $556,000
===========================================================================================================================


         *    Estimated for the purpose of calculating the registration fee.

         Pursuant to Rule 429 under the Securities Act of 1933, as amended, the Prospectus included in this Registration Statement is a combined prospectus and also relates to registration statement No. 333-67329 as previously filed by the Registrant on Form S-3. Such registration statement No. 333-67329 was declared effective in December 1998 . This Registration Statement, which is a new registration statement, also constitutes Post-Effective Amendment No.1 to registration statement No. 333-67329 and such Post-Effective Amendment No. 1 shall hereafter become effective concurrently with the effectiveness of this Registration Statement and in accordance with
Section 8(c) of the Securities Act of 1933, as amended.

         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.

===============================================================================

PROSPECTUS SUPPLEMENT
(TO PROSPECTUS DATED _________, 199__)


                            HOME LOAN TRUST 199__-__

                         $_________ CLASS A-1 ADJUSTABLE RATE NOTES

CONSIDER CAREFULLY THE
RISK FACTORS BEGINNING
ON PAGE-S-17 IN THIS
PROSPECTUS SUPPLEMENT
AND ON PAGE 11 IN THE
PROSPECTUS.

                       $_________ CLASS A-4 _____% NOTES


                        FINANCIAL ASSET SECURITIES CORP.
                                   Depositor

                             ----------------------

                        -------------------------------
                                   Transferor

                             ----------------------

                        --------------------------------
                                Master Servicer

                             ----------------------

         The trust will issue four classes of notes. The notes identified above
are  being  offered  by  this  prospectus   supplement  and  the   accompanying
prospectus.

     THE NOTES
     The notes represent non-recourse obligations of the trust.
     Payments on the notes are secured by the proceeds of the home loans.
     The Class A-1 Notes will accrue interest at a rate equal to One-Month LIBOR plus a fixed margin, subject to the limitations described herein. The Class A-2, Class A-3 and Class A-4 Notes will accrue interest at the applicable rates specified above.

CREDIT ENHANCEMENT
     Note insurance policy issued by ___________ will guarantee receipt of interest and principal by Noteholders at the times and to the extent described in this prospectus supplement.
     Excess interest received from the home loans in the trust will be applied as payments of principal on the notes to establish and maintain a required level of overcollateralization.

     Neither the SEC nor any state securities commission has approved these notes or determined that this prospectus supplement or the prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

     The notes are being offered by Greenwich Capital Markets, Inc. from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the depositor with respect to the notes are expected to be approximately $________, before deducting issuance expenses payable by the depositor, estimated to be $_______. See "Method of Distribution" in this prospectus supplement.

     We expect that delivery of the notes will be made in book-entry form through the facilities of The Depository Trust Company, Cedel Bank, societe anonyme, and the Euroclear System on or about _________, 199__.

                              -------------------

                                [GREENWICH LOGO]

                                _________, 199__

CONTENT OF PROSPECTUS SUPPLEMENT AND PROSPECTUS

    You should rely only on the information contained in this document. We have not authorized anyone to provide you with different information. You should not assume that the information in the prospectus supplement or the prospectus is accurate as of any date other than the date on the front of this document.

    We provide information to you about the notes in two separate documents that progressively provide more detail: (a) the prospectus, which provides general information, some of which may not apply to the notes, and (b) this prospectus supplement, which describes the specific terms of the notes.

    If the terms vary between this prospectus supplement and the accompanying prospectus, you should rely on the information in this prospectus supplement.

    We include cross-references in this prospectus supplement and the prospectus to captions in these materials where you can find further related discussions. The table of contents on the back cover of this document provides the pages on which these captions are located.

    You can find a listing of the pages where capitalized terms used in this prospectus supplement are defined under the caption "Index of Defined Terms" on page S-__ in this prospectus supplement.

LIMITATIONS ON OFFERS OR SOLICITATIONS

    We do not intend this document to be an offer or solicitation:

         (A) if used in a jurisdiction in which such offer or solicitation is not authorized;

         (B) ______ if the person making such offer or solicitation is not qualified to do so; or

         (C) if such offer or solicitation is made to anyone to whom it is unlawful to make such offer or solicitation.

                               TABLE OF CONTENTS


                                      Page                                          Page

       PROSPECTUS SUPPLEMENT                          PROSPECTUS

Summary of Terms.......................S-     Prospectus Supplement.................. 2
Risk Factors...........................S-     Incorporation of Certain Information
The Trust..............................S-         by Reference....................... 2
The Depositor..........................S-     Available Information.................. 2
The Transferor.........................S-     Reports to Securityholders............. 2
The Originator.........................S-     Summary of Terms....................... 4
Description of the Notes...............S-     Risk Factors...........................11
The Servicer...........................S-     The Trust Fund.........................16
The Master Servicer, the Custodian            Use of Proceeds........................22
  and the Note Administrator...........S-     The Depositor..........................22
The Pool...............................S-     Loan Program...........................22
Description of the Notes...............S-     Description of the
Servicing of the Loans.................S-        Securities .........................24
Note Insurance.........................S-     Credit Enhancement.....................34
Method of Distribution.................S-     Yield and Prepayment
Prepayment and Yield Considerations....S-        Considerations......................40
Ratings................................S-     The Agreements.........................42
Certain Federal Income                        Certain Legal Aspects
  Tax Consequences.....................S-        of the Loans........................55
State Tax Consequences.................S-     Certain Material Federal Income
ERISA Considerations...................S-        Tax Considerations..................67
Experts................................S-     FASIT Securities.......................87
Legal Investment Matters...............S-     State Tax Considerations...............90
Legal Matters..........................S-     ERISA Considerations...................90
Ratings................................S-     Legal Investment.......................94
Index of Terms.........................S-     Method of Distribution.................95
                                              Legal Matters..........................96
                                              Financial Information..................96
                                              Rating.................................96


                                    SUMMARY

         The following summary is a short, concise description of the main terms of the notes. For this reason, the summary does not contain all the information that may be important to you. You will find a detailed description of the terms of the notes following this summary and in the prospectus.


THE NOTES
On the closing date, the trust will issue Class A-1, Class A-2, Class A-3 and Class A-4 Notes pursuant to the indenture. Each class of notes will be secured principally by certain assets of the trust. The assets pledged to secure the notes under the indenture and the payments under the insurance policy will be the only sources of payments on the notes. The notes will be available in book-entry form through the clearing facilities of DTC (in the United States) or Cedel or Euroclear (in Europe) in minimum denominations of [$50,000].

TRUST
Home Loan Trust 199__-__

CUT-OFF DATE
_________, 199__

CLOSING DATE
On or about ________, 199__

DEPOSITOR
Financial Asset Securities Corp.
600 Steamboat Road
Greenwich, Connecticut  06830
(203) 625-2700

TRANSFEROR
--------------

ORIGINATOR
--------------

SERVICER
--------------

MASTER SERVICER, CUSTODIAN AND NOTE ADMINISTRATOR
--------------

INDENTURE TRUSTEE
--------------

OWNER TRUSTEE
--------------

NOTE INSURER
--------------

THE LOANS
The trust's main source of funds for making payments on the notes will consist of a pool of fixed rate home loans made to finance debt consolidation, property improvements and/or cash out or other consumer purposes. Most of the loans are secured by junior liens on single family residences in which the borrowers have little or no equity. As of ________, 199__, the loans consist of approximately _______ loans with an aggregate principal balance of approximately $__________ and original terms to maturity ranging from _______ years.

See "Description of the Loans."

PAYMENT DATES
The 25th day of each month, or if the 25th day is not a business day, then the next business day, beginning in ________ 199__.

INTEREST AND PRINCIPAL PAYMENTS
The interest rate for the Class A-1 Notes will equal the lesser of (i) one month LIBOR plus __% and (ii) the weighted average of the interest rates on the home loans net of certain trust expenses. If on any payment date the interest rate for the Class A-1 Notes is the rate specified in clause (ii) above, then the difference between the amount of interest calculated using clause (i) and that using clause (ii) will be payable on the following payment date, with accrued interest on the amount of such difference, if sufficient funds are available for such purpose. The note insurance policy will not guarantee the payment of any such shortfall in interest amounts.

Interest payable on the Class A-1 Notes on any payment date will accrue from the preceding payment date (or in the case of the first payment date, the closing date) through the day preceding such current payment date. Calculations of interest on the Class A-1 Notes will be computed on the basis of a year of 360 days and actual days elapsed.

The interest rate for each of the Class A-2, Class A-3 and Class A-4 Notes is set forth on the cover.

Interest payable on the Class A-2, Class A-3 and Class A-4 Notes on any payment date will accrue during the calendar month preceding the month in which such payment date occurs. Calculations of interest on the Class A-2, Class A-3 and Class A-4 Notes will be computed on the basis of 360 days consisting of twelve 30-day months.

On each payment date available funds remaining after the payment of certain trust expenses will be applied to pay interest on the notes and then to pay principal on the notes. Payments of principal will be made sequentially to the holders of the Class A-1, Class A-2, Class A-3 and Class A-4 Notes, in that order, until the balance of each class of notes is reduced to zero.

See "Description of the Notes -- Payments on the Notes."

STATED MATURITY DATE
The stated maturity dates of the classes of notes are as follows:

Class A-1
Class A-2
--------------
Class A-3
--------------
Class A-4
--------------

The actual final payment date for each class of notes is likely to occur earlier, and may occur significantly earlier, than its stated maturity date.

See "Prepayment and Yield Considerations".

CREDIT ENHANCEMENT

The credit enhancements include a note insurance policy and overcollateralization. The credit enhancements are designed to increase the likelihood that noteholders will receive regular payments of interest and principal.

NOTE INSURANCE POLICY

The note insurer will issue the note insurance policy which will guarantee principal and interest payments on the notes at the times and in the amounts described in this prospectus supplement.

In the absence of payments under the note insurance policy, noteholders will directly bear the credit risk and other risks associated with the loans.

On each payment date, the indenture trustee will determine whether funds available to make the payments of principal and interest are sufficient. If an insufficiency exists and is covered by the note insurance policy, then the trustee will make a claim under the note insurance policy.

See "The Insurance Policy".

OVERCOLLATERALIZATION
It is anticipated that the home loans owned by the trust will pay interest each month in an aggregate amount greater than the amount needed to pay fees and monthly interest on the notes. A portion of this excess interest will be applied to pay principal on the notes, which will reduce the principal balance of the notes at a faster rate than the principal balance of the loans is being reduced. As a result, the principal balance of the loans is expected to exceed the principal balance of the notes. This feature is referred to as "OVERCOLLATERALIZATION." The required level of overcollateralization may increase or decrease over time. We cannot assure you that sufficient interest will be generated by the loans to maintain overcollateralization.

See "Description of the Notes."

OPTIONAL REDEMPTION

The holders of the trust certificates or the note insurer may redeem the outstanding notes once the aggregate balance of the notes has declined to 5% or less of their initial aggregate balance.

See "Description of the Notes - Redemption of the Notes."

RATINGS

It is a condition of the issuance of the notes that they be assigned a rating of "AAA" by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and "Aaa" by Moody's Investors Service, Inc.

A rating is not a recommendation to buy, sell or hold securities. These ratings may be lowered or withdrawn at any time by either of the rating agencies.

See "Ratings."

TAX STATUS

In the opinion of Brown & Wood LLP, for federal income tax purposes, the notes will be characterized as debt, and the trust will not be characterized as an association (or publicly traded partnership) taxable as a corporation or as a taxable mortgage pool.

See "Certain Federal Income Tax Consequences" in this prospectus supplement and "Certain Federal Income Tax Consequences" in the prospectus.

ERISA CONSIDERATIONS

If you are a fiduciary of any employee benefit plan or other retirement arrangement subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code, you should review carefully with your lawyer whether you can buy or hold a note.

See "ERISA Considerations" in this prospectus supplement and in the prospectus.

LEGAL INVESTMENT

You should consult with your lawyer to see if you are permitted to buy the notes since the legal investment rules vary depending on what kind of entity you are and who regulates you. The notes will not be "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended.

See "Legal Investment Matters" in this prospectus supplement and "Legal Investment" in the prospectus.

                                  RISK FACTORS

         THE FOLLOWING INFORMATION, WHICH YOU SHOULD CAREFULLY CONSIDER, IDENTIFIES CERTAIN SIGNIFICANT SOURCES OF RISK ASSOCIATED WITH AN INVESTMENT IN THE NOTES. YOU SHOULD ALSO CAREFULLY CONSIDER THE INFORMATION SET FORTH UNDER "RISK FACTORS" IN THE PROSPECTUS.


UNPREDICTABILITY OF PREPAYMENTS
AND EFFECT ON YIELDS.................... Borrowers  may prepay their home loans in  whole or in part at any  time.  We
                                         cannot   predict  the  rate  at  which
                                         borrowers will repay their home loans.
                                         A prepayment of a home loan  generally
                                         will  result  in a  prepayment  on the
                                         notes.

                                            If you  purchase  your  notes at a
                                            discount  and  principal  is repaid
                                            slower than you  expect,  then your
                                            yield may be lower than you expect.

                                            If you  purchase  your  notes at a
                                            premium  and  principal  is  repaid
                                            faster than you  expect,  then your
                                            yield may be lower than you expect.

                                            The  rate  of  prepayments  on the
                                            loans   will   be    sensitive   to
                                            prevailing      interest     rates.
                                            Generally,  if prevailing  interest
                                            rates fall significantly  below the
                                            interest  rates on the  loans,  the
                                            loans are more  likely  to  prepay.
                                            Conversely,  if prevailing interest
                                            rates rise significantly,  the rate
                                            of   prepayments   is   likely   to
                                            decrease.

                                            The  originator may be required to
                                            repurchase   home  loans  from  the
                                            trust  as  a  result   of   certain
                                            breaches  of  representations   and
                                            warranties  or  certain  defects in
                                            the home loan  files  that have not
                                            been cured.  These repurchases will
                                            have the same effect on noteholders
                                            as a prepayment of the loans.

                                            Approximately  ___%  of the  loans
                                            require  the   borrower  to  pay  a
                                            penalty if the borrower prepays the
                                            loan during  periods  ranging  from
                                            [six  months to five  years]  after
                                            origination.  A prepayment  penalty
                                            may   discourage  a  borrower  from
                                            prepaying   the  loan   during  the
                                            applicable penalty period.

                                            The amount of overcollateralization
                                            required  under the  indenture  may
                                            vary over  time.  Any  increase  in
                                            this   amount   may  result  in  an
                                            accelerated  principal  payment  on
                                            the notes. Conversely, any decrease
                                            in  this   amount  may  lead  to  a
                                            reduced  principal  payment  on the
                                            notes.

                                            In most circumstances, liquidations
                                            of  defaulted  loans  will have the
                                            same  effect  on the  yield  of the
                                            holders   of   the   notes   as   a
                                            prepayment     of    the     loans.
                                            See"--Default    Risks"    for    a
                                            discussion  of  the  default  risks
                                            presented by the mortgage loans.

                                             If the notes are prepaid, you have
                                            no    assurance     that    similar
                                            investments   offering   comparable
                                            yields will be available.

                                             See    "Prepayment    and    Yield
                                         Considerations"   in  this  prospectus
                                         supplement   for  a   description   of
                                         factors  that may  influence  the rate
                                         and  timing  of   prepayments  on  the
                                         notes.

POTENTIAL INADEQUACY
OF CREDIT ENHANCEMENT................... The  home   loans  are   expected   to
                                         generate  more interest than is needed
                                         to pay interest on the notes since the
                                         weighted  average interest rate on the
                                         loans is  expected  to be higher  than
                                         the weighted  average interest rate on
                                         the notes.  If the home loans generate
                                         more  interest  than is  needed to pay
                                         interest owed on the notes and certain
                                         fees and  expenses  of the trust,  the
                                         remaining  interest  will  be  used to
                                         compensate  for losses  which occur on
                                         the  loans.   After  these   financial
                                         obligations  have been satisfied,  any
                                         available excess interest will be used
                                         to      create      and       maintain
                                         overcollateralization.    We    cannot
                                         assure  you,   however,   that  enough
                                         excess  interest  will be generated to
                                         maintain   the   required   level   of
                                         overcollateralization.

                                         The excess  interest  available on any
                                         payment  date will be  affected by the
                                         actual  amount of  interest  received,
                                         collected  or  recovered in respect of
                                         the loans during the preceding  month.
                                         Such  amount  will  be  influenced  by
                                         changes in the weighted average of the
                                         loan  interest  rates  resulting  from
                                         prepayments  and  liquidations  of the
                                         loans as well as from  adjustments  of
                                         the  interest  rate on the  Class  A-1
                                         Notes.  Because the interest  rates on
                                         the  loans  are  fixed  rates  and the
                                         interest  rate of the  Class A-1 Notes
                                         adjusts based on the  One-Month  LIBOR
                                         index,   it  is   possible   that  the
                                         weighted average of the interest rates
                                         on the notes may increase  relative to
                                         the  weighted  average of the interest
                                         rates for the loans. In that event, it
                                         may be  necessary  to  apply  all or a
                                         portion   of  the   available   excess
                                         interest to make required  payments of
                                         interest  on the  notes.  As a result,
                                         such    excess    interest    may   be
                                         unavailable for any other purpose.

                                         If   the   protection    afforded   by
                                         overcollateralization  is insufficient
                                         and if the note  insurer  is unable to
                                         meet its  obligations  under  the note
                                         insurance policy,  then the holders of
                                         the notes could  experience  a loss on
                                         their investment.

RISK OF LIMITATIONS ON
ADJUSTMENTS OF THE CLASS
A-1 NOTE INTEREST RATE
AND YIELD CONSIDERATIONS................ The yield on the Class A-1 Notes  will
                                         be   sensitive  to   fluctuations   in
                                         one-month  LIBOR  and may be capped by
                                         the weighted  average of the home loan
                                         interest rates (net of certain amounts
                                         described  herein).  The prepayment of
                                         the  higher  interest  rate  loans may
                                         result in a lower cap. The application
                                         of the cap may  result in an  interest
                                         payment  on the Class A-1 notes  lower
                                         than the interest that would have been
                                         paid   under   the   One-Month   LIBOR
                                         formula.

                                         Although  holders  of  the  Class  A-1
                                         Notes  will  be  entitled  to  receive
                                         certain  excess  funds to  cover  this
                                         deficiency, there is no assurance that
                                         such funds will be available. The note
                                         insurance  policy does not cover,  and
                                         the   ratings  of  the  notes  do  not
                                         address, the likelihood of the payment
                                         of any such deficiency.

LOAN DEFAULT RISKS...................... Noteholders   are   protected  by  the
                                         available forms of credit  enhancement
                                         against  the risk of loss  realized on
                                         the home loans. In most circumstances,
                                         liquidations  of home  loans will have
                                         the  same  effect  on  holders  of the
                                         notes as a loan  prepayment.  However,
                                         in the unlikely  event that the credit
                                         enhancements  are no longer  available
                                         to provide  protection to noteholders,
                                         any losses on the home loans  would be
                                         borne  by  such  holders.   The  risks
                                         presented  by the home  loans  include
                                         the following:

                                            Underwriting  Standards.  The  home
                                            loans were  generally  provided  to
                                            borrowers  who do not  qualify  for
                                            loans conforming to Freddie Mac and
                                            Fannie Mae guidelines. Consequently
                                            the loans in the  trust are  likely
                                            to experience  substantially higher
                                            rates of  delinquency,  foreclosure
                                            and    bankruptcy     than    loans
                                            underwritten in a more  traditional
                                            manner.  In addition,  no assurance
                                            can    be     given     that    the
                                            creditworthiness  of the  borrowers
                                            will not deteriorate as a result of
                                            future economic and social factors,
                                            which may result in  delinquency or
                                            default  by  such  borrower  on the
                                            related  loans.  Furthermore,   the
                                            losses   sustained  from  defaulted
                                            home  loans  are  likely to be more
                                            severe  (and  will   frequently  be
                                            total  losses)  because  the  costs
                                            incurred  in  the   collection  and
                                            liquidation  of defaulted  loans in
                                            relation to the  smaller  principal
                                            balances   are   disproportionately
                                            higher than for first lien,  single
                                            family mortgage loans,  and because
                                            substantially  all of the loans are
                                            secured   by   junior    liens   on
                                            mortgaged  properties  in which the
                                            borrowers  had  little or no equity
                                            at the time of origination.

                                            Early  Default.  Defaults  on  home
                                            loans  are  generally  expected  to
                                            occur more  frequently in the early
                                            years of the  terms of home  loans.
                                            The  weighted   average  number  of
                                            months  since  origination  of  the
                                            loans as of the cut-off date is ___
                                            months, which is not a sufficiently
                                            long  period  of  time  to  develop
                                            reliable performance data regarding
                                            the loans.  You should  expect that
                                            delinquencies  will increase as the
                                            loans become more seasoned.

                                            High LTV Ratios. Approximately ___%
                                            of the  home  loans  have  combined
                                            loan-to-value  ratios  in excess of
                                            ___%.   Loans  with  high  combined
                                            loan-to-value  ratios  will be more
                                            sensitive  to  declining   property
                                            values  than would those with lower
                                            combined  loan-to-value  ratios and
                                            therefore  may  experience a higher
                                            incidence of default.  In addition,
                                            with respect to loans with combined
                                            loan-to-value  ratios  near  or  in
                                            excess  of  ___%,  if  the  related
                                            borrowers relocate,  such borrowers
                                            may be unable to repay the loans in
                                            full from the sale  proceeds of the
                                            financed properties and other funds
                                            available.  Accordingly  such loans
                                            likely will experience higher rates
                                            of   delinquencies,   defaults  and
                                            losses.  With respect to home loans
                                            the  proceeds of which were used in
                                            whole   or   in   part   for   debt
                                            consolidation, the related borrower
                                            may incur  further  consumer  debt.
                                            This reloading of debt could impair
                                            the  ability of such  borrowers  to
                                            repay the loans.

                                            Geographic Concentration. Mortgaged
                                            properties located in the states of
                                            ______,  ______ and  ______  secure
                                            approximately  __%,  __%,  and __%,
                                            respectively,  of the  home  loans.
                                            This geographic concentration might
                                            magnify  the effect on the trust of
                                            adverse   economic   conditions  in
                                            these states and might increase the
                                            rate of delinquencies, defaults and
                                            losses on the home  loans more than
                                            would be the case if the  mortgaged
                                            properties were more geographically
                                            diversified.         [Additionally,
                                            mortgaged  properties in California
                                            may be particularly  susceptible to
                                            certain   types   of    uninsurable
                                            hazards,   such   as   earthquakes,
                                            floods, mudslides and other natural
                                            disasters.]

                                            Limitation    on    Repurchase   of
                                            Defective  Loans by the Originator.
                                            No assurance  can be given that, at
                                            any particular time, the originator
                                            will  be  capable,  financially  or
                                            otherwise,   of  repurchasing  home
                                            loans  as  a  result   of   certain
                                            breaches  of  representations   and
                                            warranties  or  certain  defects in
                                            the home loan  files  that have not
                                            been cured.  If the  originator  is
                                            not able or otherwise does not make
                                            these   repurchases,   the   master
                                            servicer,  on behalf of the  trust,
                                            will make  customary and reasonable
                                            efforts  to  recover   the  maximum
                                            amount possible with respect to the
                                            defective loan.  However,  there is
                                            no assurance  that such  recoveries
                                            will be  adequate  to  fully  cover
                                            principal   and  interest   amounts
                                            owing on such loan.

                                         [None of the  loans  were more than 30
                                         days  delinquent  in payment as of the
                                         cut-off date.]

INSOLVENCY, RECEIVERSHIP OR
CONSERVATORSHIP OF THE ORIGINATOR
MAY INCREASE THE RISK OF LOSS
OR DELAY ON YOUR PAYMENTS............... The   originator   believes  that  the
                                         transfer  of  the  home  loans  to the
                                         Seller    is    an    absolute     and
                                         unconditional sale. If a receiver or a
                                         conservator   is  appointed   for  the
                                         originator,  however, such receiver or
                                         conservator     may     attempt     to
                                         recharacterize the sale as a borrowing
                                         secured by a pledge of the loans. Such
                                         an  attempt,   even  if  unsuccessful,
                                         could  result  in  delays  on the note
                                         PAYMENTS.    If   such   receiver   or
                                         conservator were  successful,  then it
                                         could accelerate  payment of the notes
                                         and sell the assets  pledged under the
                                         indenture.  You would then be entitled
                                         to  no  more   than  the   outstanding
                                         principal   amount   of   such   notes
                                         together  with interest to the date of
                                         payment.  There is no  assurance  that
                                         the  proceeds  of any  sale  of  trust
                                         assets would be sufficient to pay such
                                         amounts.

YEAR 2000 SYSTEMS RISK ................. As is the  case  with  most  companies using  computers in their  operations,
                                         the Master  Servicer  and Servicer are
                                         faced  with  the  task  of  completing
                                         their  compliance  goals in connection
                                         with the year 2000 issue. In the event
                                         that   the   Master   Servicer,    the
                                         Servicer,  or any of their  suppliers,
                                         customers,  brokers  or  agents do not
                                         successfully  and timely  achieve year
                                         2000  compliance,  the  performance of
                                         obligations of the Master Servicer and
                                         Servicer under the relevant agreements
                                         could    be    materially    adversely
                                         affected.

                                         See    "The     Servicer--Year    2000
                                         Compliance"    in   this    prospectus
                                         supplement.

NOTES MAY NOT BE
APPROPRIATE FOR CERTAIN
INVESTORS............................... The  notes  may not be an  appropriate investment  for investors  that do not
                                         have sufficient resources or expertise
                                         to     evaluate     the     particular
                                         characteristics of the notes. This may
                                         be  the  case  because,   among  other
                                         things:

                                            The  yield  to  maturity  of  notes
                                            purchased at a price other than par
                                            will be sensitive to the  uncertain
                                            rate  and   timing   of   principal
                                            prepayments on the loans.

                                            The rate of  principal  payments on
                                            and the weighted  average  lives of
                                            the notes will be  sensitive to the
                                            uncertain   rate  and   timing   of
                                            principal prepayments on the loans.
                                            Accordingly,  the  notes  may be an
                                            inappropriate investment if you are
                                            an investor that requires a payment
                                            of a particular amount of principal
                                            on a specific  date or an otherwise
                                            predictable stream of payments.

                                            You  may  be  unable  to   reinvest
                                            amounts distributed as principal on
                                            a note at a rate  comparable to the
                                            interest   rate  on  the  note.  In
                                            general,  principal prepayments are
                                            expected   to  be  greater   during
                                            periods of relatively  low interest
                                            rates.

                                            A market  for  resale  of the notes
                                            may not develop or provide you with
                                            liquidity of investment.

                                               You   should   also    carefully
                                         consider the further matters discussed
                                         under the heading  "Yield,  Prepayment
                                         and Maturity  Considerations"  in this
                                         prospectus  supplement  and  under the
                                         heading   "Risk    Factors"   in   the
                                         prospectus.

                                   THE TRUST

                                    GENERAL

         The Trust, Home Loan Trust 199__-__, is a business trust formed under the laws of the State of Delaware pursuant to the deposit trust agreement dated as of ______, 199__ (the "TRUST AGREEMENT") among Financial Asset Securities Corp., as depositor (the "DEPOSITOR"), and _________, as owner trustee (the "OWNER TRUSTEE"), _______, as paying agent (the "PAYING AGENT") and note administrator (the "NOTE ADMINISTRATOR" ) and _________, as servicer (the "SERVICER"). After its formation, the Trust will not engage in any activity other than (i) acquiring, holding and managing the loans conveyed to it pursuant to the Trust Agreement (the "LOANS") and the other assets of the Trust and proceeds therefrom, (ii) issuing the Asset-Backed Notes, Series 199__-__ (the "NOTES") and a single class of trust certificates representing the beneficial ownership interest in the assets of the Trust (the "TRUST CERTIFICATES"), (iii) making payments on the Notes and in respect of the Trust Certificates, and (iv) engaging in other activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith. The Trust will acquire home loans (the "LOANS") having an aggregate principal balance of $_________ (the "CUT-OFF DATE POOL PRINCIPAL
BALANCE") as of ________, 199__ (the "CUT-OFF DATE") from the Depositor pursuant to the Trust Agreement.

         The assets of the Trust primarily will consist of the Loans, each of which will be secured by a mortgage, deed of trust or other security instrument (a "MORTGAGE"). See "The Pool" herein. The assets of the Trust also will include (i) payments of interest and principal in respect of the Loans received on or after the Cut-off Date; (ii) security interests in the related mortgaged properties (the "MORTGAGED PROPERTIES"); (iii) amounts on deposit in the Collection Account, the Note Account and the Certificate Distribution Account (each as defined herein); (iv) the assignment of the rights of _________ (the "TRANSFEROR") under the home loan sale agreement dated as of ______, 199__ (the "TRANSFEROR SALE Agreement") between _______, as originator (the "ORIGINATOR") and the Transferor; (v) the rights of the Indenture Trustee under the Insurance Policy (each as defined herein); and (vi) certain other ancillary or incidental funds, rights and properties related to the foregoing. The unpaid principal balance of each Loan as of the Cut-off Date is defined herein as the "CUT-OFF DATE PRINCIPAL BALANCE". The "PRINCIPAL BALANCE" of a Loan on any day subsequent to the Cut-off Date is equal to its Cut-off Date Principal Balance, minus all principal reductions credited against the Principal Balance of such Loan since the Cut-off Date; provided, however, that the Principal Balance of a Liquidated Loan as defined herein will be zero. With respect to any date, the "POOL PRINCIPAL BALANCE" will be equal to the aggregate Principal Balances of all Loans as of such date.

         The Trust's principal offices are located in Wilmington, Delaware, in care of _______, as Owner Trustee, at the address set forth below under "- The Owner Trustee."

THE OWNER TRUSTEE

          ________  will act as the Owner  Trustee  under the Trust  Agreement.
______  is  a  Delaware  ______  and  its  principal  offices  are  located  at
___________.

                                 THE DEPOSITOR

         Financial Asset Securities Corp. (the "DEPOSITOR") is a Delaware corporation. The Depositor is an indirect limited purpose finance subsidiary of National Westminster Bank Plc and an affiliate of Greenwich Capital Markets, Inc. (the "UNDERWRITER"). See "The Depositor" in the Prospectus and "Method of Distribution" herein. None of the Depositor, National Westminster Bank Plc or any of their affiliates or any other person or entity will insure or guarantee or otherwise be obligated with respect to the Notes.

                                 THE TRANSFEROR

          ______________   (the   "TRANSFEROR")   is  a  _______.   [Transferor
Information]. The Transferor will acquire the Loans from the Originator in a transaction contemporaneous with the transfer of the Loans from the Transferor to the Depositor. The Transferor's corporate headquarters are located at
______________.

                                 THE ORIGINATOR

GENERAL

         [Originator Information]

UNDERWRITING CRITERIA

         [Substantially all of the Loans transferred to the Trust will have been underwritten in accordance with the Originator's underwriting requirements. Generally, the underwriting standards of the Originator place a greater emphasis on the creditworthiness of the borrower than on the value of the underlying collateral in evaluating the likelihood that a borrower will be able to repay a Loan.]

         [In many cases, Loans will have been made to borrowers that typically have limited access to mortgage financing for a variety of reasons, such as high ratios of debt-to-income and insufficient home equity value. Each Loan is subject to various risks, including, without limitation, the risk that the related borrower will not be able to make payments of interest and principal on the loan and that the realizable value of the related Mortgaged Property will be insufficient to repay the outstanding interest and principal owed on such loan. The Originator uses its own credit evaluation criteria to classify the loans by risk class. These criteria include, as a significant component, a credit score (the "CREDIT Score") derived based on a methodology developed by _________. The Credit Scores, which are obtained from national credit reporting organizations, are numerical representations of borrowers' estimated default probability, and generally range from a low of 200 to a high of 800. A borrower with a Credit Score of 700 or higher would be assigned the highest classification for credit quality by the Originator. Additional criteria include the borrower's debt-to-income ratio, mortgage credit history, consumer credit history, prior bankruptcies, prior foreclosures, notices of default, deeds-in-lieu of foreclosure and repossessions. The Originator believes that the most important credit characteristics are the borrower's Credit Score and debt-to-income ratio. The range of the Credit Scores and debt-to-income ratios of the borrowers under the Loans is set forth under "The Pool -- Characteristics of the Loans" herein.]

         The Originator requires a full appraisal of a Mortgaged Property only for Loans in excess of $_____. For loans of more than $_____ to $_____, a drive-by appraisal or comparable method is obtained. For loans of more than $_____ to $______, a broker's price opinion, statistical appraisal or comparable method is obtained, and for loans of $______ or less, the Originator relies on the property value stated by the borrower in the loan application.

         The Originator's underwriting guidelines provide for the evaluation of a loan applicant's creditworthiness through the use of a consumer credit report, verification of employment and a review of the debt-to-income ratio of the applicant. The borrower's income is generally verified through various means, including without limitation applicant interviews, written verifications with employers and review of pay stubs or tax returns. A borrower must generally demonstrate sufficient levels of disposable income to satisfy debt repayment requirements.

         Less than ____% of the Cut-off Date Pool Principal Balance consists of Loans that were originated by the Originator pursuant to expanded underwriting guidelines. These guidelines were established to conform to the requirements of certain third party investors, and in certain instances may result in more stringent and in other instances less stringent underwriting requirements than under the Originator's general underwriting guidelines. Accordingly, certain Loans included in the Pool may be of a different credit quality and have different loan characteristics than other Loans.

         In certain cases, the Loans fall outside the Originator's underwriting guidelines due to various documentation issues and/or credit limitations. However, to the extent that the expanded underwriting guidelines were followed, compensating factors associated with the loan or the borrower were noted which, in the Originator's judgment, outweighed the deviation from the Originator's general underwriting guidelines. To the extent that certain Loans were originated by the Originator under less stringent underwriting guidelines, such Loans may be more likely to experience higher rates of delinquencies, defaults and losses than those Loans originated pursuant to more stringent underwriting guidelines.

         The Originator's underwriting requirements for certain types of loans may change from time to time, which in certain instances may result in more stringent and in other instances less stringent underwriting requirements. Depending upon the date on which the Loans were originated or purchased by the Originator, Loans included in the Pool may have been originated or purchased by the Originator under different underwriting standards, and accordingly, some Loans included in the Pool may be of a different credit quality and have different characteristics than other Loans. Furthermore, to the extent that certain Loans were originated or purchased by the Originator under less stringent underwriting standards, such Loans are more likely to experience higher rates of delinquencies, defaults and losses than those Loans originated or purchased under more stringent underwriting standards.

                                  THE SERVICER

GENERAL

         [Servicer Information]

SERVICING EXPERIENCE

         As of _________, 199__, the Servicer had a total mortgage loan servicing, portfolio of ______ accounts approximating $______ in principal balance. The Servicer's servicing portfolio includes both loans serviced for the account of _________ and its affiliates and loans serviced for the accounts of others. Less than ___% of the Servicer's servicing portfolio represents first lien residential mortgage loans. The balance of the Servicer's servicing portfolio is composed of junior lien mortgage loans, including FHA Title I loans, home improvement loans, home equity loans, and debt consolidation loans.

DELINQUENCY EXPERIENCE

         The tables that follow present the delinquency experience of the Servicer's servicing portfolio (the "TOTAL SERVICING PORTFOLIO").

         The delinquency experience of the Servicer set forth in the following tables may not be indicative of the expected performance of the Loans, and the information in the tables below is not intended to predict the expected delinquency experience of the Loans or of past, current or future pools of loans of the Servicer.

                        SERVICER DELINQUENCY EXPERIENCE

                           TOTAL SERVICING PORTFOLIO

                               _________, 199__               _________, 199__                ________, 199__
                                           Percent of                     Percent of                     Percent of
                          Outstanding        Total        Outstanding        Total       Outstanding        Total
   Delinquency Status       Balance         Balance         Balance         Balance        Balance         Balance
-----------------------
       Current             $___________        %           $___________       %                     $        %
-----------------------
       30 Days              ___________        %            ___________       %                              %
-----------------------
       60 Days              ___________        %            ___________       %                              %
-----------------------
       90 Days              ___________        %            ___________       %                              %
-----------------------
       120 Days             ___________        %            ___________       %                              %
-----------------------
 Loans in Liquidation       ___________        %            ___________       %                              %
     Foreclosure,
Litigation and Claims
      Processing
        Total              $___________      100.00%       $___________     100.00%                 $      100.0%
-----------------------


YEAR 2000 COMPLIANCE

         _____________ and _______________ is each heavily dependent upon complex computer systems for all phases of its operations. The "YEAR 2000" issue -- common to most corporations -- concerns the inability of certain software and databases properly to recognize date sensitive information beginning January 1, 2000. This problem could result in a disruption to either company's operations, if not corrected. Financial service companies are particularly sensitive to such disruptions. __________ and _________ each uses third party vendors for certain of its systems. As a result, much of each company's remediation efforts relates to monitoring and communicating with those vendors. Each of _________ and ___________ has assessed and developed a detailed strategy to prevent or at least minimize problems related to the Year 2000 issue. Resources have been committed and implementation has begun to modify the affected information systems of each company. However, no assurance can be given that any or all of the systems discussed above, including the systems of _________ and ________ and their respective third party vendors, are or will be Year 2000 compliant or that the costs required to address Year 2000 issues will not adversely affect the business, financial condition or results of operations of the respective companies or the performance of their respective obligations under the various transaction documents

             THE MASTER SERVICER, CUSTODIAN AND NOTE ADMINISTRATOR

         The information set forth below has been provided by ________ ("____") and neither the Trust, the Depositor nor the Underwriter makes any representations or warranties as to the accuracy or completeness of such information.

         ________ is a _______, located at __________. If the Servicer is terminated as a result of a Servicer Event of Default, the Master Servicer (or the Indenture Trustee, in limited circumstances) shall be obligated to succeed to the obligations of the Servicer or to appoint a successor Servicer. If the Master Servicer is terminated pursuant to the Servicing Agreement as a result of a failure to perform its obligations thereunder, the Indenture Trustee shall be obligated to succeed to the obligations of the Master Servicer or to appoint a successor Master Servicer with the prior consent of the Note Insurer.

                                    THE POOL

GENERAL

         The "POOL" will consist of the Loans conveyed to the Trust pursuant to the Trust Agreement. The Loans will consist of loans for which the related net proceeds were used to finance (i) property improvements, (ii) debt consolidation, or (iii) a combination of property improvements, debt consolidation, cash-out or other consumer purposes. Substantially all of the Mortgages for the Loans will be junior in priority to one or more senior liens on the related Mortgaged Properties, which will consist primarily of owner-occupied single family residences. Substantially all of the Loans will be secured by liens on Mortgaged Properties in which the borrowers have little or no equity (i.e., the related Combined Loan-to-Value Ratios approach or exceed 100%).

         "COMBINED LOAN-TO-VALUE RATIO" means, with respect to any Loan, the fraction, expressed as a percentage, the numerator of which is the principal balance of such Loan at origination plus, in the case of a Loan secured by a junior lien, the aggregate outstanding principal balance of all other mortgage loans on such Mortgaged Property on the date of origination of such Loan, and the denominator of which is the appraised or stated value of the related Mortgaged Property at the time of origination of such Loan.

         Generally, the Loans will have been originated or acquired by the Transferor in one of three ways: (i) the wholesale purchase of loans, on a flow basis, originated by unaffiliated lenders, as correspondents ("CORRESPONDENT ORIGINATIONS"), including delegated underwriting, correspondents; (ii) the origination of loans directly to consumers, including but not limited to solicitations through advertising and telemarketing and referrals from home improvement contractors ("DIRECT ORIGINATIONS"); or (iii) the purchase, on a bulk basis, of loan portfolios originated by other unaffiliated lenders ("PORTFOLIO ACQUISITIONS").

                  For a description of the underwriting criteria applicable to the Loans, see "The Originator--Underwriting Criteria" herein. All of the Loans will have been originated or acquired by the Transferor and sold by the Transferor to the Depositor and, pursuant to the Trust Agreement, the Depositor will transfer the Loans to the Trust. Pursuant to the Indenture, the Trust will pledge and assign the Loans to the Indenture Trustee for the benefit of the Noteholders. The Trust will be entitled to all payments of interest and principal and all proceeds received in respect of the Loans on or after the Cut-off Date, subject to the lien of the Indenture.

ASSIGNMENT OF LOANS

         The Loans were originated by the Originator or acquired by the Originator through its network of brokers and correspondents. On or prior to the date the Notes are issued, the Originator will sell each Loan (together with all right, title and interest in and to all payments of principal and interest received in respect of the Loans on or after the Cut-out Date) to the Transferor pursuant to the Transferor Sale Agreement. The Transferor will convey each such Loan (together with such rights to payments received in respect of the Loans) and its rights under the Transferor Sale Agreement to the Depositor pursuant to the home loan sale agreement dated ________, 199__ (the "HOME LOAN SALE AGREEMENT") between the Transferor and the Depositor, which will in turn convey such Loans (together with such rights to payments) and such rights under the Transferor Sale Agreement and its rights under the Home Loan Sale Agreement to the Trust, pursuant to the Trust Agreement. The Transferor will acquire the Loans from the Originator in a transaction contemporaneous with the transfer of the Loans from the Transferor to the Depositor.

         At the time of issuance of the Notes, the Trust will pledge to the Indenture Trustee for the benefit of the Noteholders and the Note Insurer all of the Trust's right, title and interest in and to the Loans, including all principal and interest due on each such Loan on and after the Cut-off Date, together with its right, title and interest in and to the proceeds of any related insurance policies received after the issuance of the Notes. The Indenture Trustee, concurrently with such assignment, will authenticate and deliver the Notes at the direction of the Trust in exchange for, among other things, the Loans.

         The Indenture will require the Trust to deliver to the Custodian the Mortgage Notes relating to the Loans, endorsed without recourse to the Indenture Trustee, the related Mortgages with evidence of recording- thereon, the title policies with respect to the related Mortgaged Properties, all intervening mortgage assignments, if applicable, and certain other documents relating to the Loans (the "MORTGAGE Files"). The Transferor will be required to cause to be prepared and recorded, at the expense of the Transferor and within the time period specified in the Indenture (or, if original recording information is unavailable, within such later period as is permitted by the Indenture), assignments of the Mortgages from the Transferor to the Indenture Trustee.

         The Custodian will review the Mortgage Files delivered to it and if any document required to be included in any Mortgage File is found to be missing or to be defective in any material respect and such defect is not cured within 60 days following notification thereof to the Servicer, the Indenture Trustee, the Note Insurer, the Transferor and the Originator by the Custodian, the Originator will be required to remove the related Loan from the Pool in the manner described below.

         In connection with the transfer of the Loans to the Transferor, the Originator will make certain representations and warranties in the Transferor Sale Agreement as to the accuracy in all material respects of the information set forth on a schedule identifying and describing each Loan. In addition, the Originator will make certain other representations and warranties in the Transferor Sale Agreement regarding the Loans, including, for instance, that each Loan, at its origination, complied in all material respects with applicable state and federal laws, that each mortgage is a valid lien on the related Mortgaged Property, that, as of the Cut-off Date, no Loan was more than 30 days past due, that each Mortgaged Property consists of a one- to four-family residential property or unit in a condominium or planned unit development, that the Originator had a good title to each Loan prior to transfer and that the Originator was authorized to originate each Loan. The rights of the Transferor to enforce remedies for breaches of such representations and warranties in the Transferor Sale Agreement against the Originator will be assigned to the Depositor pursuant to the Home Loan Sale Agreement. Those rights to enforce remedies for breaches of such representations and warranties will in turn be assigned by the Depositor to the Trust pursuant to the Trust Agreement, and then by the Trust to the Indenture Trustee pursuant to the Indenture.

         If with respect to any Loan (1) a defect in any document constituting a part of the related Mortgage File remains uncured within the period specified above and materially and adversely affects the value of any such Loan or materially and adversely affects the interest of the Indenture Trustee, the Noteholders or the Note Insurer therein or (2) a breach of any representation or warranty made by the Originator relating to such Loan occurs and such breach materially and adversely affects the value of any such Loan or materially and adversely affects the interests of the Indenture Trustee, the Noteholders or the Note Insurer therein, the Originator will be required to remove the related Loan (any such Loan, a "DEFECTIVE LOAN") from the Pool by remitting to the Indenture Trustee an amount equal to the Principal Balance of such Defective Loan together with interest accruing at the Mortgage Rate (net of the applicable Servicing Fee rate) on such Defective Loan from the date interest was last paid by the related borrower to the end of the Collection Period immediately preceding the related Deposit Date, less any payments received during the related Collection Period in respect of such Defective Loan (the "RELEASE PRICE"). Upon deposit of the Release Price in the Note Account (as hereinafter defined) and receipt by the Indenture Trustee and the Note Insurer of written notification of any such removal, the Indenture Trustee shall execute and deliver an instrument of transfer or assignment necessary to vest legal and beneficial ownership of such Defective Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto) in the Depositor and release such Defective Loan from the lien of the Indenture.

         The obligation of the Originator to cure or remove any Loan as described above will constitute the sole remedy available to Noteholders, the
Note Insurer (with certain exceptions) or the Indenture Trustee for a Defective Loan.

PAYMENTS ON THE LOANS

         The Loans provide for a schedule of payments that will be, if timely paid, sufficient to amortize fully the principal balance of the Loans on or before their maturity date. The Loans have scheduled monthly payment dates that occur throughout each month. Each Loan bears interest at a fixed rate (the "LOAN RATE"). [Interest on the Loans will accrue under an "actuarial interest" method. No Loan provides for deferred interest or negative amortization.]

         The actuarial interest method provides that interest is charged and payments are due as of a scheduled day each month that is fixed at the time of origination, and payments received after a grace period following such scheduled day are subject to late charges. A scheduled payment on such a Loan received either earlier or later than the scheduled due date thereof will not affect the amortization schedule or the relative application of such payment to principal and interest in respect of such Loan.

CHARACTERISTICS OF LOANS

         Set forth below is certain statistical information regarding characteristics of the Loans expected to be included in the Pool as of the date of this Prospects Supplement. Prior to the Closing Date, the Transferor may remove any of the Loans intended for inclusion in the Pool, substitute comparable loans therefor, or add comparable loans thereto; provided, however, that the aggregate principal balance of Loans so removed, replaced or added will not exceed 5% of the Cut-off Date Pool Principal Balance. As a result, the statistical information presented below regarding the characteristics of the Loans expected to be included in the Pool may vary in certain respects from comparable information based on the actual composition of the Pool at the Closing Date. A schedule of the Loans included in the Pool as of the Closing Date will be attached to the Trust Agreement.

         The Loans expected to be included in the Pool will consist of approximately _____ loans having a Cut-off Date Pool Principal Balance of approximately $___________. Except as provided above, the Loans are expected to have the approximate characteristics set forth in the tables beginning on the following factors. The sums of the amounts and percentages in the following tables may not equal the totals shown due to rounding.

         Wherever reference is made in this Prospectus Supplement to an amount or a percentage of the Loans, such amount or percentage is determined (unless otherwise specified) on the basis of the Cut-off Date Pool Principal Balance. Numerical entries in the following tables may not sum to the indicated totals due to rounding.

                                                 LOAN RATES


            Range of Loan rates              Number of Loans    Aggregate Cut-off Date    Percent of Total By
                                                                  Principal Balance       Aggregate Cut-off Date
                                                                                              Principal Balance
--------------------------------------------
  9.850% to 11.000%.......................                                        $                       %
--------------------------------------------
11.001% to 12.000%........................                                                                %
--------------------------------------------
12.001% to 13.000%........................                                                                %
--------------------------------------------
13.001% to 14.000%........................                                                                %
--------------------------------------------
14.001% to 15.000%........................                                                                %
--------------------------------------------
15.001% to 16.000%........................                                                                %
--------------------------------------------
16.001% to 17.000%........................                                                                %
--------------------------------------------
17.001% to 18.000%........................                                                                %
--------------------------------------------
     Totals...............................                                        $                       %
--------------------------------------------

The weighted average Loan Rate of the Loans as of the Cut-off Date was approximately ____% per annum.

                                      CUT-OFF DATE PRINCIPAL BALANCES

 Range of Cut-off Date Principal Balances    Number of Loans    Aggregate Cut-off Date       Percent of Total By
                                                                  Principal Balance         Aggregate Cut-off Date
                                                                                              Principal Balance
--------------------------------------------
Up to $10,000.00..........................                                        $                       %
--------------------------------------------
$10,000.01 to $20,000.00..................                                                                %
--------------------------------------------
$20,000.01 to $30,000.00..................                                                                %
--------------------------------------------
$30,000.01 to $40,000.00..................                                                                %
--------------------------------------------
$40,000.01 to $50,000.00..................                                                                %
--------------------------------------------
$50,000.01 to $60,000.00..................                                                                %
--------------------------------------------
$60,000.01 to $70,000.00..................                                                                %
--------------------------------------------
$70,000.01 to $80,000.00..................                                                                %
--------------------------------------------
$80,000.01 to $90,000.00..................                                                                %
--------------------------------------------
$90,000.01 to $100,000.00.................                                                                %
--------------------------------------------
     Totals ..............................                                        $                       %
--------------------------------------------

The average principal balance of the Loans as of the Cut-off Date was $________.


                        ORIGINAL LOAN PRINCIPAL BALANCES

Range of Principal Balances at Origination   Number of Loans      Aggregate Original         Percent of Total By
                                                                   Principal Balance          Aggregate Original
                                                                                              Principal Balance
--------------------------------------------
Up to $10,000.00..........................                                         $                      %
--------------------------------------------
$10,000.01 to $20,000.00..................                                                                %
--------------------------------------------
$20,000.01 to $30,000.00..................                                                                %
--------------------------------------------
$30,000.01 to $40,000.00..................                                                                %
--------------------------------------------
$40,000.01 to $50,000.00..................                                                                %
--------------------------------------------
$50,000.01 to $60,000.00..................                                                                %
--------------------------------------------
$60,000.01 to $70,000.00..................                                                                %
--------------------------------------------
$70,000.01 to $80,000.00..................                                                                %
--------------------------------------------
$80,000.01 to S90,000.00..................                                                                %
--------------------------------------------
$90,000.01 to $100,000.00.................                                                                %
--------------------------------------------
     Totals...............................                                         $                      %
--------------------------------------------

The average principal balance of the Loans at origination was approximately $________.


                                     REMAINING TERMS TO STATED MATURITY

    Range of Remaining Terms to Stated       Number of Loans    Aggregate Cut-off Date       Percent of Total By
             Maturity (Months)                                     Principal Balance        Aggregate Cut-off Date
                                                                                              Principal Balance
--------------------------------------------
31 to 60..................................                                         $                      %
--------------------------------------------
61 to 90..................................                                                                %
--------------------------------------------
91 to 120.................................                                                                %
--------------------------------------------
121 to 150................................                                                                %
--------------------------------------------
151 to 180................................                                                                %
--------------------------------------------
181 to 210................................                                                                %
--------------------------------------------
211 to 240................................                                                                %
--------------------------------------------
241 to 270................................                                                                %
--------------------------------------------
271 to 300................................                                                                %
--------------------------------------------
     Totals ..............................                                         $                      %
--------------------------------------------

The weighted average term to stated maturity of the Loans as of the Cut-off Date was approximately _______ months.


                                          MONTHS SINCE ORIGINATION

         Months Since Origination            Number of Loans    Aggregate Cut-off Date       Percent of Total By
                                                                  Principal Balance         Aggregate Cut-off Date
                                                                                              Principal Balance
--------------------------------------------
0.........................................                                        $                       %
--------------------------------------------
1.........................................                                                                %
--------------------------------------------
2.........................................                                                                %
--------------------------------------------
3.........................................                                                                %
--------------------------------------------
4.........................................                                                                %
--------------------------------------------
5.........................................                                                                %
--------------------------------------------
6.........................................                                                                %
--------------------------------------------
7.........................................                                                                %
--------------------------------------------
8 or more.................................                                                                %
--------------------------------------------
     Totals...............................                                        $                       %
--------------------------------------------

The weighted average number of months since origination of the Loans as of the Cut-off Date was approximately ____ months.

                                        GEOGRAPHIC CONCENTRATION (1)

               Jurisdiction                  Number of Loans    Aggregate Cut-off Date        Percent of Total
                                                                  Principal Balance       By Cut-off Date Aggregate
                                                                                              Principal Balance
                                                                                  $                       %
--------------------------------------------
                                                                                                          %
--------------------------------------------
                                                                                                          %
--------------------------------------------
                                                                                                          %
--------------------------------------------
                                                                                                          %
--------------------------------------------
                                                                                                          %
--------------------------------------------
     Totals..............................                                         $                       %
--------------------------------------------

(1)      Based on the mailing address of the borrower as of the Cut-off Date.


                                               CREDIT SCORES

          Range of Credit Scores             Number of Loans    Aggregate Cut-off Date        Percent of Total
                                                                  Principal Balance             By Aggregate
                                                                                                Cut-off Date
                                                                                              Principal Balance

--------------------------------------------
    601 to 620..........................                                          $                       %
--------------------------------------------
    621 to 640..........................                                                                  %
--------------------------------------------
    641 to 660..........................                                                                  %
--------------------------------------------
    661 to 680..........................                                                                  %
--------------------------------------------
    681 to 700..........................                                                                  %
--------------------------------------------
    701 to 720..........................                                                                  %
--------------------------------------------
    721 to 740..........................                                                                  %
--------------------------------------------
    741 to 760..........................                                                                  %
--------------------------------------------
    761 to 780..........................                                                                  %
--------------------------------------------
    781 to 800..........................                                                                  %
--------------------------------------------
          Totals .......................                                          $                       %

The weighted average Credit Score of the Loans as of the Cut-off Date was approximately ______.



                                               PROPERTY TYPE

               Property Type                 Number of Loans    Aggregate Cut-off Date        Percent of Total
                                                                  Principal Balance             By Aggregate
                                                                                                Cut-off Date
                                                                                              Principal Balance
--------------------------------------------
    Condominium.........................                                          $                       %
--------------------------------------------
    Duplex..............................                                                                  %
--------------------------------------------
    Manufactured Housing................                                                                  %
--------------------------------------------
    Multiple Units......................                                                                  %
--------------------------------------------
    Planned Unit Development............                                                                  %
--------------------------------------------
    Single Family Residence.............                                                                  %
--------------------------------------------
          Totals .......................                                          $                   100%
--------------------------------------------


                                           DEBT-TO-INCOME RATIOS

                 Range of                    Number of Loans    Aggregate Cut-off Date        Percent of Total
           Debt-to-Income Ratios                                  Principal Balance             By Aggregate
                                                                                                Cut-off Date
                                                                                              Principal Balance
--------------------------------------------
Up to 20.00%.............................                                         $                       %
--------------------------------------------
20.01% to 25.00%.........................                                                                 %
--------------------------------------------
25.01% to 30.00%.........................                                                                 %
--------------------------------------------
30.01% to 35.00%.........................                                                                 %
--------------------------------------------
35.01% to 40.00%.........................                                                                 %
--------------------------------------------
40.01% to 45.00%.........................                                                                 %
--------------------------------------------
45.01% to 50.00%.........................                                                                 %
--------------------------------------------
50.01% to 55.00%.........................                                                                 %
--------------------------------------------
      Totals.............................                                         $                       %
--------------------------------------------

The weighted average debt-to-income ratio of the Loans as of the Cut-off Date was approximately ____%.
Debt-to-income ratios are computed based on information contained in the borrower's loan application, and are not updated to the Cut-off Date.



                                   ORIGINAL COMBINED LOAN TO VALUE RATIOS

             Range of Original               Number of Loans    Aggregate Cut-off Date        Percent of Total
       Combined Loan to Value Ratios                              Principal Balance             By Aggregate
                                                                                                Cut-off Date
                                                                                              Principal Balance
Up to 60.00%.............................                                         $                       %
--------------------------------------------
  60.01% to 70.00%.......................                                                                 %
--------------------------------------------
  70.01% to 80.00%.......................                                                                 %
--------------------------------------------
  80.01% to 90.00%.......................                                                                 %
--------------------------------------------
  90.01% to 100.00%......................                                                                 %
--------------------------------------------
100.01% to 105.00%.......................                                                                 %
--------------------------------------------
105.01% to 110.00%.......................                                                                 %
--------------------------------------------
110.01% to 115.00%.......................                                                                 %
--------------------------------------------
115.01% to 120.00%.......................                                                                 %
--------------------------------------------
120.01% to 125.00%.......................                                                                 %
--------------------------------------------
125.01% to 130.00%.......................                                                                 %
--------------------------------------------
130.01% to 135.00%.......................                                                                 %
--------------------------------------------
       Totals............................                                         $                       %
--------------------------------------------

The weighted average Original Combined Loan-To-Value Ratio of the Loans as of the Cut-off Date was approximately ______%

                            DESCRIPTION OF THE NOTES

         The Asset Backed Notes, Series 199__-__ (the "NOTES") will be issued by the Trust pursuant to the Indenture, dated as of _______ 1, 199__ between the Trust, _______, as indenture trustee (the "INDENTURE TRUSTEE"), the Note Administrator and the Servicer. The summaries of certain provisions of the Indenture set forth below and under the caption "The Agreements" in the Prospectus, while complete in material respects, do not purport to be exhaustive. For more details regarding the terms of the Indenture, prospective investors in the Notes are advised to review the Indenture, a copy of which the Depositor will provide (without exhibits) without charge upon written request addressed to the Depositor at 600 Steamboat Road, Greenwich, Connecticut 06830.

GENERAL

         The Trust will issue the Notes pursuant to the Indenture. The Notes will be secured by the pledge of assets of the Trust pursuant to the Indenture. The Notes will not represent an interest in or obligation of the Servicer, the Master Servicer, the Indenture Trustee, the Owner Trustee, the Underwriter, the
Note Insurer, any of their respective affiliates or any other entity and will not represent an interest in or recourse obligation of the Transferor or the Depositor.

         The Notes will consist of four classes of sequential pay  asset-backed
Notes: the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes (the "NOTES"). The Class A-1 Notes represent the right to receive payments of interest as adjusted monthly based on One Month LIBOR as described herein and the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes represent the right to receive payments of interest at the applicable rate set forth on the cover hereof (each, a "NOTE INTEREST RATE"), payable monthly, and payments of principal to the extent set forth below.

         On each Payment Date, the Indenture Trustee or its designee will pay to the persons in whose names the Notes are registered on the last Business Day of the month immediately preceding the month of the related Payment Date (the "RECORD DATE"), the portion of the aggregate payment to be made to each Noteholder as described below.

         The Notes will be issued in minimum denominations of $______ and integral multiples of $1 in excess thereof.

BOOK-ENTRY REGISTRATION

         The Notes will be book-entry notes (the "BOOK-ENTRY NOTES") represented by one or more notes registered in the name of Cede & Co. or any other nominee of The Depository Trust Company ("DTC"). DTC is a limited purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York UCC and a "clearing agency" registered pursuant to Section 17A of the Exchange Act. DTC was created to hold securities for participating members in DTC ("PARTICIPANTS") and to facilitate the clearance and settlement of securities transactions between Participants through electronic book entries, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, banks, trust companies and clearing corporations. Indirect access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("INDIRECT PARTICIPANTS").

         Investors that are not Participants or Indirect Participants but who desire to purchase, sell or otherwise transfer ownership of, or other interests in, Notes may do so only through Participants and Indirect Participants. In addition, Noteholders will receive all distributions of principal and interest from the Indenture Trustee through Participants. Under a book-entry format, Noteholders may experience some delay in their receipt of payments, since such payments will be forwarded by the Indenture Trustee to DTC's Nominee. DTC's Nominee will forward such payments to its Participants, which thereafter will forward them to Indirect Participants or Noteholders. The only "NOTEHOLDERS" (as defined in the Indenture) will be DTC's Nominee. Noteholders will not be recognized by the Indenture Trustee as Noteholders, as such term is used in the Indenture, and Noteholders will be permitted to exercise the rights of Noteholders only indirectly through DTC and its Participants.

         Under the rules, regulations and procedures creating and affecting DTC and its operations (the "RULES"), DTC is required to make book-entry transfers of Notes among Participants on whose behalf its acts with respect to the Noteholders and to receive and transmit distributions of principal of, and interest on, the Notes. Participants and Indirect Participants with which Noteholders have accounts with respect to the Notes similarly are required to make book-entry transfers and receive and transmit such payments on behalf of their respective Noteholders. Accordingly, although Noteholders will not possess Notes, the Rules provide a mechanism by which Participants will receive payments and will be able to transfer their interests. See "Description of the Securities - Book Entry Registration of Securities" in the Prospectus.

         Because DTC can only act on behalf of Participants, who in turn act on behalf of Indirect Participants and certain banks, the ability of a Noteholder to pledge Notes to persons or entities that do not participate in the DTC system, or otherwise to act with respect to such Notes, may be limited due to the lack of a physical certificate for such Notes.

         DTC has advised the Transferor and the Indenture Trustee that it will take any action permitted to be taken by a Noteholder under the Indenture only at the direction of one or more Participants to whose accounts with DTC the applicable Notes are credited.

         Except as required by law, none of the Master Servicer, the Indenture Trustee, the Note Administrator, any paying agent or registrar acting on its behalf or the Trust will have any liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of the Notes held by DTC's Nominee, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

DEFINITIVE NOTES

         The Notes will be issued in fully registered, certificated form ("DEFINITIVE NOTES") to Noteholders or their respective nominees, rather than to DTC or its nominee, only if (i) DTC or the Transferor advises the Indenture Trustee in writing, that DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to such Notes and the Transferor or the Indenture Trustee is unable to locate a qualified successor,
(ii) the Transferor, at its option, elects to terminate the book-entry system through DTC or (iii) after the occurrence of an Event of Default with respect to such Notes, Noteholders representing at least a majority of the outstanding principal amount of the Notes advise the Indenture Trustee through DTC in writing that the continuation of a book-entry system through DTC (or a successor thereto) with respect to such Notes is no longer in the best interest of the Noteholders of such Notes.

         Upon the occurrence of any event described in the immediately preceding paragraph, the Indenture Trustee will be required to notify DTC, which in turn will notify all applicable Noteholders of a given series through Participants of the availability of Definitive Notes. Upon surrender by DTC of the definitive notes representing the corresponding Notes and receipt of instructions for re-registration, the Indenture Trustee will reissue such Notes as Definitive Notes to such Noteholders.

         Distributions of principal of, and interest on, such Definitive Notes will thereafter be made by the Indenture Trustee in accordance with the procedures set forth in the Indenture, directly to Noteholders of Definitive Notes in whose names the Definitive Notes were registered at the close of business on the Record Date. Such distributions will be made by check mailed to the address of such Noteholder as it appears on the register maintained by the Indenture Trustee. The final payment on any such Definitive Notes, however, will be made only upon representation and surrender of such Definitive Notes at the office or agency specified in the notice of final distribution to the applicable Noteholders.

         Definitive Notes will be transferable and exchangeable at the offices of the Indenture Trustee or of a registrar named in a notice delivered to Noteholders of Definitive Notes. No service charge will be imposed for any registration of transfer or exchange, but the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

PAYMENTS ON THE NOTES

         Payments on the Notes will be made by the Indenture Trustee (in such capacity, the "PAYING Agent") on each Payment Date, commencing with the Payment Date in ________, to Noteholders of a Class of Notes as of the related Record Date in an amount equal to the product of such Noteholders' respective Percentage Interests in such Class of Notes and the amount to be paid in respect of such Class of Notes. The "PERCENTAGE INTEREST" represented by any Note will be equal to the percentage obtained by dividing the initial principal balance of such Note by the related initial Class Note Balance. For so long as any Note is in book-entry form with DTC, the only "NOTEHOLDER" of such Note will be Cede. See "Book-Entry Registration" herein.

         On each Payment Date, the Paying Agent will be required to pay the following amounts, in the following order of priority, out of Available Funds to the extent available:

         (a) to the Note Insurer, the aggregate amount necessary to reimburse the Note Insurer for any unreimbursed payments of Insured Payments (together with interest thereon at the Late Payment Rate specified in the Insurance Agreement) in respect of the Notes on prior Payment Dates and the amount of any unpaid Note Insurer Premiums for prior Payment Dates (together with interest thereon at the Late Payment Rate specified in the Insurance Agreement); provided, however, that the Note Insurer shall be paid unreimbursed Insured Payments and unpaid Note Insurer Premiums (and any interest thereon) only after Noteholders have received Note Interest and any Overcollateralization Deficit with respect to such Payment Date;

          (b) to the Noteholders, the related Note Interest with respect to such Payment Date;

          (c) sequentially, first to the Class A-1 Noteholders, then to the Class A-2 Noteholders, then to the Class A-3 Noteholders, and then to the Class A-4 Noteholders, the amount of Monthly Principal for the Notes with respect to such Payment Date, in reduction of the related Class Note Balance until the Class Note Balance of each such Class is reduced to zero;

          (d) sequentially, first to the Class A-1 Noteholders, then to the Class A-2 Noteholders, then to the Class A-3 Noteholders, and then to the Class A-4 Noteholders, in reduction of the related Class Note Balance of each such Class, the amount, if any, equal to the lesser of (A) Excess Cash with respect to such Pavement Date, and (B) the lesser of (1) the amount necessary for the Overcollateralization Amount to equal the Required Overcollateralization Amount on such Payment Date (after giving effect to application of Monthly Principal for such Payment Date) and (2) the amount necessary to reduce such Class Note Balance to zero;

         (e) to the Note Insurer, any amounts due and owing under the Insurance Agreement that are not paid as described in clause (a) above;

         (f) to the Class A-1 Noteholders, the Available Funds Cap Carry Forward Amount; and

         (g) to the Servicer, the amount of Servicing Advances not otherwise reimbursed to the Servicer from the Collection Account, 20% of any collections in respect of any Liquidated Loan received subsequent to the date such Loan became a Liquidated Loan, to the extent of any Realized Loss on such Loan, and certain costs incurred by the Servicer pursuant to the Servicing Agreement. Any Available Funds remaining after application in the manner specified above will be released to the holders of the Trust Certificates on such Payment Date pursuant to the Trust Agreement, free from the lien of the Indenture, and such amounts will not be available to make payments on the Notes or payments to the Note Insurer on any subsequent Payment Date.

         In the event that, with respect to a particular Payment Date, Available Funds on such date are not sufficient to pay any portion of Note Interest, the Indenture Trustee will file a claim on the Insurance Policy in an amount equal to such deficiency and apply the Insured Payment in respect of such claim to the payment of the deficiency in such Note Interest. In addition, the Indenture Trustee will file a claim on the Insurance Policy in an amount equal to any Overcollateralization Deficit on a Payment Date (after taking into account payments in respect of Monthly Principal and Excess Cash on such Payment Date) and apply the portion of the Insured Payment related to such Overcollateralization Deficit to reduce the Aggregate Note Balance on such Payment Date by the amount of such Overcollateralization Deficit. Any Insured Payment paid in respect of the Notes to make up any Overcollateralization Deficit shall be paid to the Noteholders of the Notes then entitled to payments of principal, in reduction of the related Class Note Balance, until such Class Note Balance shall be reduced to zero.

         In no event will the aggregate payments of principal to Noteholders exceed the original Aggregate Note Balance.

         The Note Interest Rate for the Class A-1 Notes will be a per annum rate equal to the lesser of (i) One Month LIBOR plus __% (the "NOTE FORMULA RATE"), and (ii) the weighted average of the Loan Rates with respect to the related Payment Date less the aggregate per annum rate of the Servicing Fee, the Master Servicing Fee, the Indenture Trustee's Fee, the Custodian's Fee and the Note Insurer's Premium (the "AVAILABLE FUNDS CAP"). See "DESCRIPTION OF THE NOTES--Payments on the Notes" herein. The "NOTE INTEREST RATE" for the Class A-2, Class A-3 and Class A-4 Notes will be the applicable per annum rate set forth on the cover hereof. "NOTE INTEREST" for any Class of Notes on any Payment Date will be an amount equal to interest accrued during the related Interest Period at the Note Interest Rate on the related Class Note Balance as of the preceding Payment Date (after giving effect to the payment, if any, in reduction of principal made on the Notes on such preceding Payment Date).

         If, on any Payment Date, the Available Funds Cap limits the Note Interest Rate payable with respect to the Class A-1 Notes (i.e., the rate set by the Available Funds Cap is less than the Note Formula Rate), the amount of any such shortfall will be carried forward and be due and payable on the following Payment Date and shall accrue interest at the applicable Note Interest Rate until paid (such shortfall, together with such accrued interest, the "AVAILABLE FUNDS CAP CARRY FORWARD AMOUNT"). The Insurance Policy does not cover the Available Funds Cap Carry Forward Amount; the payment of such amount may be funded only from (i) any excess interest resulting from the Available Funds Cap being in excess of the Note Formula Rate on future Payment Dates and
(ii) any Excess Cash which would otherwise be paid to the holder(s) of the Trust Certificates. The ratings assigned to the Notes do not address the payment of the Available Funds Cap Carry Forward Amount.

         The "INTEREST PERIOD" in respect of any Payment Date and the Class A-1 Notes will be the period from and including the Closing Date, in the case of the initial Payment Date, or from and including the immediately preceding Payment Date, in the case of any subsequent Payment Date, to but excluding the related Payment Date. All calculations of interest on the Class A-1 Notes will be computed on the basis of a year of 360 days and actual days elapsed.

         The "INTEREST PERIOD" in respect of any Payment Date and the Class A-2, Class A-3 and Class A-4 Notes will be the period from the first day of the calendar month preceding the month of such Payment Date through the last day of such calendar month. All calculations of interest on the Class A-2, Class A-3 and Class A-4 Notes will be computed on the basis of a year of 360 days consisting of twelve 30-day months.

         "ONE MONTH LIBOR" means the London interbank offered rate for one-month United States dollar deposits. One Month LIBOR for each Interest Period shall be determined on each LIBOR Determination Date, on the basis of the offered rates of the Reference Banks for one-month United States dollar deposits, as such rate appears on the Telerate Screen Page 3750, as of 11:00 a.m. (London, England time) on such LIBOR Determination Date. If such rate does not appear on such page or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying One Month LIBOR or comparable rates as may be reasonably selected by the Indenture Trustee, the rate will be the Reference Bank Rate. If no such quotations can be obtained and no Reference Bank Rate is available, One Month LIBOR will be One Month LIBOR applicable to the preceding Payment Date.

         "LIBOR DETERMINATION DATE" means, with respect to any Interest Period, the second London business day preceding the commencement of such Interest Period. For purposes of determining One Month LIBOR, a "LONDON BUSINESS DAY" is any day on which dealings in deposits of United States dollars are transacted in the London interbank market.

         "REFERENCE BANK RATE" means, with respect to any Interest Period, as follows: the arithmetic mean (rounded upwards, if necessary, to the nearest one sixteenth of a percent) of the offered rates for United States dollar deposits for one month which are offered by the Reference Banks as of 11:00 a.m., London, England time, on the LIBOR Determination Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate outstanding Class Note Balance of the Class A-1 Notes; provided that at least two such Reference Banks provide such rate. If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trustee, as of 11:00 a.m., New York time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate outstanding Class Note Balance of the Class A-1 Notes. If no such quotations can be obtained, the Reference Bank Rate shall be the Reference Bank Rate applicable to the preceding Payment Date.

         "REFERENCE BANKS" means leading banks selected by the Indenture Trustee and engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, England; (ii) whose quotations appear in the Reuters Screen LIBOR Page on the LIBOR Determination Date in question; (iii) which have been designated as such by the Indenture Trustee; and (iv) which are not controlling, controlled by, or under common control with the Trust or the Transferor.

         "TELERATE PAGE 3750" means the display page currently so designated on the Dow Jones Telerate Capital Markets Report (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

         The establishment of One Month LIBOR on each LIBOR Determination Date by the Indenture Trustee and the Indenture Trustee's calculation of the Note Interest Rate for the related Interest Period shall (in the absence of manifest error) be final and binding.

         The "CLASS NOTE BALANCE" with respect to any Class of Notes will equal, as of any Payment Date, the original Class Note Balance of such Class less all Monthly Principal and Excess Cash paid to the Noteholders of such
Class on previous Payment Dates in reduction of such Class Note Balance (exclusive, for the sole purpose of effecting the Note Insurer's subrogation rights, of payments made by the Note Insurer in respect of any Overcollateralization Deficit under the Insurance Policy, except to the extent reimbursed to the Note Insurer pursuant to the Indenture). The "AGGREGATE NOTE BALANCE" will equal, as of any Payment Date, the sum of the Class Note Balances of all outstanding Classes of Notes on such Payment Date.

         "MONTHLY  PRINCIPAL"  for any Payment  Date will be an amount equal to
(A) the aggregate of (i) all scheduled payments of principal received with respect to the Loans and due during the related Collection Period and all other amounts collected, received or otherwise recovered in respect of principal of the Loans (including Principal Prepayments, but not including Payments Ahead that are not allocable to principal for the related Collection Period) during or in respect of the related Collection Period, and (ii) the aggregate of the amounts allocable to principal deposited in the Note Account on the related Deposit Date by the Trust, the Depositor, the Transferor, the Servicer or the
Note Insurer in connection with a repurchase, release or removal of any Loans pursuant to the Indenture, reduced by (B) the amount of any Overcollateralization Surplus with respect to such Payment Date.

         The "PRINCIPAL BALANCE" of a Loan with respect to any Determination Date is the actual outstanding principal balance thereof as of the close of business on the Determination Date in the preceding month (or, in the case of the first Payment Date, as of the Cut-off Date), less (i) all scheduled payments of principal received with respect to the Loans and due during the related Collection Period and all other amounts collected, received or otherwise recovered in respect of principal on the Loans (including Principal Prepayments, but not including Payments Ahead that are not allocable to principal for the related Collection Period) during or in respect of the related Collection Period Net Liquidation Proceeds and Trust Insurance Proceeds allocable to principal recovered or collected in respect of such Loan during the related Collection Period, (ii) the portion of the Release Price allocable to principal remitted by the Trust, the Depositor, the Servicer or the Note Insurer to the Indenture Trustee on or prior to the next succeeding Deposit Date in connection with a release and removal of such Loan pursuant to the Indenture to the extent such amount is actually remitted on or prior to such Deposit Date, and (iii) any other reduction in the principal balance of the related Mortgage Note, including a reduction as a result of any bankruptcy or other court order; provided, however, that Loans that have become Liquidated Loans since the preceding Determination Date (or, in the case of the first Determination Date, since the Cut-off Date) will be deemed to have no Principal Balance on the current Determination Date.

         "DETERMINATION DATE" means, as to any Payment Date, the close of business on the last day of the calendar month preceding the calendar month in which such Payment Date occurs.

         "PAYMENTS AHEAD" means any payment of one or more scheduled monthly payments remitted by a borrower with respect to a Mortgage Note in excess of the scheduled monthly payment due during the related Collection Period with respect to such Mortgage Note, which sums the related borrower has instructed the Servicer to apply to scheduled monthly payments due in one or more subsequent Collection Periods. Payments Ahead will be deemed received in the Collection Period in which they would have become due had they not been paid in advance.

         "PRINCIPAL PREPAYMENT" means any borrower payment or other recovery in respect of principal of a Loan (including Net Liquidation Proceeds and Trust Insurance Proceeds allocable to principal) which, in the case of a borrower payment, is received in advance of its scheduled due date and is not a Payment Ahead.

         "LIQUIDATED  LOAN" means, as to any Payment Date, any Loan as to which
(i) the Servicer has determined during the related Collection Period, in accordance with its customary servicing procedures, that all Liquidation Proceeds which it expects to recover from or on account of such Loan have been recovered or (ii) any portion of any monthly payment thereof is 180 days or more past due.

         "AVAILABLE FUNDS" with respect to any Payment Date will consist of the sum of the amounts described in clauses (a) through (g) below, less (i) the Administrative Fee Amount (as defined below) in respect of such Payment Date,
(ii) Servicing Advances previously made that are reimbursable to the Servicer (other than those included in liquidation expenses for any Liquidation Loan and already reimbursed from the related Liquidation Proceeds) in such Collection Period to the extent permitted by the Servicing Agreement and (iii) the aggregate amounts (A) deposited into the Collection Account or Note Account that may not be withdrawn therefrom pursuant to a final and nonappealable order of the United States bankruptcy court of competent jurisdiction imposing a stay pursuant to Section 362 of the United States Bankruptcy Code and that would otherwise have been included in Available Funds on such Payment Date and (B) received by the Indenture Trustee that are recoverable and sought to be recovered from the Trust as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a final nonappealable order of a court of competent jurisdiction:

                  (a) all scheduled payments of interest received with respect to the Loans and due during the related Collection Period and all other interest payments on or in respect of the Loans received by or on behalf of the Servicer during the related Collection Period (including any amounts representing interest accrued on such Loans prior to the Cut-off Date), plus any net income from related REO Properties for such Collection Period;

                   (b) all scheduled payments of principal received with respect to the Loans and due during the related Collection Period and all other principal payments (including Principal Prepayments, but excluding amounts described elsewhere in this definition) received during the related Collection Period in respect of the Loans;

                   (c) the aggregate of any proceeds from or in respect of any policy of insurance covering a Mortgaged Property that are received during the related Collection Period and applied by the Servicer to reduce the Principal Balance of the related Loan ("TRUST INSURANCE PROCEEDS") (which proceeds will not include any amounts applied to the restoration or repair of the related Mortgaged Property or released to the related borrower in accordance with applicable law, the Servicer's customary servicing procedures or the terms of the related Loan);

                   (d) the aggregate of any other proceeds received by the Servicer during the related Collection Period in connection with the liquidation of any Mortgaged Property securing a Loan, whether through trustee's sale, foreclosure, condemnation, taking by eminent domain or otherwise (including any Trust Insurance Proceeds to the extent not duplicative of amounts in clause (c) above) ("LIQUIDATION PROCEEDS"), less expenses incurred by the Servicer in connection with the liquidation of such Loan ("NET LIQUIDATION PROCEEDS");

                   (e) the aggregate of the amounts received in respect of any Loans that are required or permitted to be repurchased, released or removed by the Transferor or Servicer during the related Collection Period as described in "--Assignment of Loans" and "Servicing of the Loans" herein, to the extent such amounts are received by the Indenture Trustee on or before the related Deposit Date;

                   (f) the aggregate of amounts deposited in the Note Account by the redeeming party during such Collection Period in connection with redemption of the Notes as described under "--Redemption of the Notes" herein; and

                   (g) subsequent Collections on any Liquidated Loan to the extent of any Realized Loss incurred with respect to such Loan, after payment of any additional compensation permitted to the Servicer under the Servicing Agreement.

         The "ADMINISTRATIVE FEE AMOUNT" for any Payment Date will equal the sum of the Servicing Fee, the Master Servicing Fee, the Indenture Trustee's fee, the Custodian's fee and the Note Insurer Premium, each relating to such Payment Date.

NOTE ACCOUNT

         Pursuant to the Indenture, the Indenture Trustee shall establish and maintain an account (the "NOTE ACCOUNT") from which all payments with respect to the Notes will be made. As described below, not later than the 18th day of each month in which a Payment Date occurs (or if such 18th day is not a Business Day, the next succeeding Business Day) (the "DEPOSIT DATE"), the Servicer will be required pursuant to the Servicing Agreement to remit to the Indenture Trustee for deposit in the Note Account the sum (without duplication) of all amounts on deposit in the Collection Account that constitute any portion of Available Funds for the related Payment Date.

         Investment of Note Account

         All or a portion of the Note Account may be invested and reinvested by the Indenture Trustee at the direction of the Depositor in one or more Permitted Investments bearing interest or sold at a discount. The Indenture Trustee, the Transferor or any affiliate thereof may be the obligor on any investment in the Note Account which otherwise qualifies as a Permitted
Investment. No investment in the Note Account may mature later than the Business Day preceding the Payment Date; provided that any Permitted Investment that is an obligation of the Indenture Trustee may mature on the Payment Date.

         All income or other gain from investments in the Note Account will not be available to Noteholders or otherwise subject to any claims or rights of the Noteholders and will be held in the Note Account for the benefit of the Depositor subject to withdrawal from time to time as permitted by the Indenture. Any loss resulting from such investments will be for the account of the Depositor. The Depositor will be required to deposit the amount of any such loss immediately upon the realization of such loss to the extent such loss will not be offset by other income or gain from investments in the Note Account and then available for such application.

         Permitted Investments

         Permitted Investments include:

                   (a) direct obligations of, or obligations fully guaranteed by, the United States of America, Freddie Mac, Fannie Mae, the Federal Home Loan Banks or any agency or instrumentality of the United States of America rated Aa3 or higher by Moody's, the obligations of which are backed by the full faith and credit of the United States of America;

                   (b) (i) demand and time deposits in, certificates of deposit of, banker's acceptances issued by or federal funds sold by any depository institution or trust company (including the Indenture Trustee or its agent acting in their respective commercial capacities)  incorporated  under  the laws of the  United  States  of
          America or any state thereof and subject to supervision and examination by federal and/or state authorities, so long as, at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company or its ultimate parent has a short-term unsecured debt rating in one of the two highest available rating categories of S&P and the highest available rating category of Moody's and provided that each such investment has an original maturity of no more than 365 days, and
          (ii) any other demand or time deposit or deposit which is fully insured by the FDIC;

                   (c) repurchase obligations with a term not to exceed 30 days with respect to any security described in clause (a) above and entered into with a depository institution or trust company (acting as a principal) rated "A" or higher by S&P and rated "A2" or higher by Moody's; provided, however, that collateral transferred pursuant to such repurchase obligation must be of the type described in clause
          (a) above and must (i) be valued daily at current market price plus accrued interest, (ii) pursuant to such valuation, be equal, at all times, to 105% of the cash transferred by the Indenture Trustee in exchange for such collateral and (iii) be delivered to the Indenture Trustee, or if the Indenture Trustee is supplying the collateral, an agent for the Indenture Trustee, in such manner as to accomplish perfection of a security interest in the collateral by possession of certified securities;

                   (d) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which has a long-term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

                   (e) commercial paper having an original maturity of less than 365 days and issued by an institution having a short-term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

                   (f) a guaranteed investment contract approved by each of the Rating Agencies and the Note Insurer and issued by an insurance company or other corporation having a long-term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

                   (g) money market funds having ratings in the highest available rating category of Moody's and one of the two highest available rating categories of S&P at the time of such investment which invest only in other Permitted Investments (any such money market funds which provide for demand withdrawals being conclusively deemed to satisfy any maturity requirements for Permitted Investments set forth herein), including money market funds of the Indenture Trustee and any such funds that are managed by the Indenture Trustee or its affiliates or for which the Indenture Trustee or any affiliate acts as advisor as long as such money market funds satisfy the criteria of this subparagraph (g); and

                   (h) any investment otherwise acceptable to the Note Insurer and each Rating Agency.

         The Indenture Trustee may purchase from or sell to itself or an affiliate, as principal or agent, the Permitted investments listed above. All Permitted Investments shall be held in a trust account under the Indenture and shall be made in the name of the Indenture Trustee for the benefit of the Noteholders and the Note Insurer.

OVERCOLLATERALIZATION FEATURE

         Credit enhancement with respect to the Notes initially will be provided in part by overcollateralization resulting from the Cut-off Date Pool Principal Balance exceeding the original Aggregate Note Balance. On the Closing Date, the initial Overcollateralization Amount for the Notes will be approximately ___% of the Cut-off Date Pool Principal Balance. The Indenture requires that this Overcollateralization Amount be increased to, and thereafter maintained at, the Required Overcollateralization Amount. This increase and subsequent maintenance is intended to be accomplished by the application of monthly Excess Cash to accelerate the payment of the Aggregate Note Balance until the Overcollateralization Amount reaches the Required Overcollateralization Amount. Such application of Excess Cash, which consists of interest collections on the Loans, but is paid as principal on the Notes, will increase the related Overcollateralization Amount. Such overcollateralization is intended to result in amounts received on the Loans in excess of the amount necessary to pay Note Interest and the Monthly Principal required to be paid on the Notes on any Payment Date being applied to reduce the Aggregate Note Balance to zero no later than the Stated Maturity Date of the Class A-4 Notes.

         The "EXCESS CASH" on any Payment Date will equal Available Funds for such Payment Date, reduced by the sum of (i) any amounts payable to Note Insurer for Insured Payments paid on prior Payment Dates and not yet reimbursed and for any unpaid Note Insurer Premiums for prior Payment Dates (in each case with interest thereon at the Late Payment Rate set forth in the Insurance Agreement), (ii) the Note Interest for the related Payment Date and (iii) the Monthly Principal for the related Payment Date.

         The "OVERCOLLATERALIZATION AMOUNT" with respect to any Payment Date is the amount, if any, by which (x) the Pool Principal Balance as of the end of the related Collection Period exceeds (y) the Aggregate Note Balance as of such Payment Date after taking into account payments of Monthly Principal (disregarding any permitted reduction in Monthly Principal due to an Overcollateralization Surplus) made on such Payment Date. The required level of the Overcollateralization Amount with respect to any Payment Date (the "REQUIRED OVERCOLLATERALIZATION AMOUNT") will be equal to the amount specified as such in the Indenture. The Indenture generally provides that the Required Overcollateralization Amount may, over time, decrease or increase, subject to certain floors, caps and triggers including triggers that allow the Required Overcollateralization Amount to decrease or "step down" based on the performance on the Loans with respect to certain delinquency tests specified in the Indenture. In addition, Excess Cash will be applied to principal of the Notes during the period that the Loans are unable to meet certain tests specified in the Indenture based on delinquency. Any increase in the applicable Required Overcollateralization Amount may result in an accelerated amortization of the Notes until such Required Overcollateralization Amount is reached. Conversely, any decrease in the Required Overcollateralization Amount will result in a decelerated amortization of the Notes until such Required Overcollateralization Amount is reached.

         The application of Excess Cash to reduce the Aggregate Note Balance on any Payment Date will have the effect of accelerating the amortization of the Notes relative to the amortization of the Loans in the Trust Estate. In the event that the Required Overcollateralization Amount is permitted to decrease or "step down" on any Payment Date in the future, or in the event of an Overcollateralization Surplus, the Indenture will provide that all or a portion of the Excess Cash that would otherwise be paid to the Notes on any such Payment Date in reduction of the Aggregate Note Balance will be released to the holder(s) of the Trust Certificates, as provided in the Trust Agreement.

         With respect to any Payment Date, an "OVERCOLLATERALIZATION SURPLUS" means, the amount, if any, by which (x) the Overcollateralization Amount for such Payment Date exceeds (y) the then applicable Required Overcollateralization Amount of such Payment Date. An Overcollateralization Surplus may result prior to the occurrence of any decrease or "step down" in the Required Overcollateralization Amount because, in the absence of an Overcollateralization Surplus, the Notes will be entitled to receive 100% of collected principal on the Loans, even though the Aggregate Note Balance will, as a result of the initial overcollateralization and the accelerated amortization caused by the application of the Excess Cash, be less than the Pool Principal Balance, in the absence of any Realized Losses on the Loans.

         The Indenture will provide that, on any Payment Date, all amounts collected on the Loans in respect of principal to be applied on such Payment Date will be paid to Noteholders in reduction of the Aggregate Note Balance on such Payment Date, except as provided above with respect to any Payment Date for which there exists an Overcollateralization Surplus. If any Loan became a Liquidated Loan during such prior Collection Period, the Net Liquidation Proceeds related thereto and allocated to principal may be less than the Principal Balance of the related Loan; the amount of any such deficiency is a "REALIZED Loss." In addition, the Indenture will provide that the Principal Balance of any Loan that becomes a Liquidated Loan shall equal zero. The Indenture will not require that the amount of any Realized Loss be paid to Noteholders on the Payment Date following the event of loss. However, the occurrence of a Realized Loss will reduce the Overcollateralization Amount for the Notes, and will result in more Excess Cash, if any, being paid on the Notes in reduction of the Aggregate Note Balance on subsequent Payment Dates than would be the case in the absence of such Realized Loss.

         Overcollateralization and the Insurance Policy

         The Indenture will require the Indenture Trustee to file a claim for an Insured Payment under the Insurance Policy not later than 12:00 noon (New York City time) on the third Business Day prior to any Payment Date as to which the Indenture Trustee has determined that an Overcollateralization Deficit with respect to the Notes will occur for the purpose of applying the proceeds of such Insured Payment as a payment of principal to the Noteholders on such Payment Date. With respect to any Payment Date, an "OVERCOLLATERALIZATION DEFICIT" will mean the amount, if any, by which (x) the Aggregate Note Balance, after taking into account all payments to be made on such Payment Date in reduction thereof, including any Excess Cash payments, exceeds (y) the Pool Principal Balance as of the end of the related Collection Period. Accordingly, the Insurance Policy is similar to the provisions described above with respect to the overcollateralization provisions insofar as the Insurance Policy guarantees ultimate collection of the full amount of the Class Note Balances, rather than current payments of the amounts of any Realized Losses to Noteholders. Investors in the Notes should realize that, under certain loss or delinquency scenarios, they may temporarily receive no payments in reduction of their Class Note Balance even if their Class of Notes is entitled to payments of principal.

REPORTS TO NOTEHOLDERS

         Concurrently with each payment to Noteholders, the Note Administrator will prepare and the Indenture Trustee will mail a statement to each Noteholder and the Note Insurer in the form required by the Indenture and setting forth the following information (to the extent the Servicer makes such information available to the Note Administrator):

          (a) the amount of the payment to the Noteholders on the related Payment Date allocable to (i) Monthly Principal (separately setting forth Principal Prepayments) and (ii) any Excess Cash payment;

          (b) the amount of the payment to the Noteholders on such Payment Date allocable to Note Interest;

          (c) the Aggregate Note Balance and the Class Note Balance of each Class of Notes, in each case after giving effect to the payment of Monthly Principal and any Excess Cash on such Payment Date;

          (d) the Aggregate Principal Balance of the Loans as of the end of the related Collection Period;

          (e) the amount of Servicing Advances made with respect to such Payment Date and the aggregate amount of unreimbursed Servicing Advances, if any;

          (f) the number and the aggregate of the Principal Balances of the Loans delinquent (i) one month, (ii) two months and (iii) three or more months, as of the end of the related Collection Period;

          (g) the aggregate of the Principal Balances of the Loans in foreclosure or other similar proceedings or in which the borrower is in bankruptcy and the book value of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure during the related Collection Period;

          (h) the aggregate of the Principal Balances of the Loans repurchased by the Transferor or the Servicer, separately setting forth the aggregate of the Principal Balances of Loans delinquent for three consecutive monthly installments purchased by the Servicer at its option pursuant to the Servicing Agreement;

          (i)  the Insured Payment, if any, for such Payment Date;

          (j) the amount of the Servicing Fee and the Master Servicing Fee paid to or retained by the Servicer and the Master Servicer with respect to such Payment Date;

           (k) the Overcollateralization Amount, the then applicable Required Overcollateralization Amount, the Overcollateralization Surplus, if any, and the Overcollateralization Deficit, if any, with respect to such Payment Date;

           (l) the aggregate outstanding Principal Balance of the three largest outstanding Loans in the Pool;

           (m) the aggregate amount of Realized Losses incurred during the related Collection Period and the cumulative amount of Realized Losses since the Cut-off Date;

           (n) for the purpose of determining whether there has been a Servicer Termination Event, the Rolling Delinquency Percentage, the Rolling Loss Percentage, the Cumulative Loss Percentage, the Delinquency Loss Factor and Total Expected Losses;

           (o) for the purposes of calculating the Required Overcollateralization Amount, the Rolling Three Month Average Annualized Losses, the Delinquency Percentage, the Delinquency Loss Factor and the Total Expected Losses; and

           (p) the percentage of Loans (as measured by the) Aggregate Principal Balance of such Loans) that have been modified during the related Collection Period and the percentage of Loans (as measured by the Aggregate Principal Balance of such Loans) that have been modified since the Cutoff Date. In the case of information furnished pursuant to clauses
      (a) and (b) above, the amounts shall be expressed as a dollar amount per Note with a $1,000 principal denomination.

         Within 90 days after the end of each calendar year, the Note Administrator will mail to each person who at any time during such calendar year was a Noteholder a statement containing the information set forth in clauses (a) and (b) above, aggregated for such calendar year or applicable portion thereof during which such person was a Noteholder. Such obligation of the Indenture Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be prepared and furnished by the Indenture Trustee to Noteholders pursuant to any requirements of the Code as are in force from time to time.

REDEMPTION OF THE NOTES

         The Notes will be subject to redemption, in whole but not in part, at the option of the holder(s) of the Trust Certificates or, if not so exercised, at the option of the Note Insurer, on or after the Payment Date on which the Aggregate Note Balance has declined to 5% or less of the Aggregate Note Balance as of the Cut-off Date (the "REDEMPTION DATE").

         The Notes will be redeemed at a redemption price of 100% of the then outstanding Aggregate Note Balance, plus accrued but unpaid Note Interest thereon through the end of the Interest Period immediately preceding the related Payment Date. Notwithstanding the foregoing, however, no redemption may take place unless, in connection with such redemption, any amounts due and owing to the Note Insurer under the Insurance Agreement are paid in full to the
Note Insurer. There will be no prepayment premium in connection with such a redemption. Notice of an optional redemption of the Notes must be mailed by the Indenture Trustee to the Noteholders and the Note Insurer at 1east ten days prior to the Payment Date set for such redemption.

         In addition, the Trust may redeem the Notes at any time upon a determination by the Trust, based upon an opinion of counsel, that a substantial risk exists that the Notes will not be treated for federal income tax purposes as evidences of indebtedness. See "Certain Federal Income Tax Consequences -- General" herein. The Note Insurance Policy will not cover such redemption.

         The payment on the final Payment Date in connection with the redemption of the Notes shall be in lieu of the payment otherwise required to be made on such Payment Date in respect of the Notes.

PAYMENTS TO THE HOLDER(S) OF THE TRUST CERTIFICATES

         On each Payment Date, any portion of Available Funds remaining after making payments of interest and principal due on the Notes and other payments required on such Payment Date will be released to the holder(s) of the Trust Certificates as provided in the Trust Agreement, free of the lien of the Indenture. Such amounts will not be available to make payments on the Notes or payments to the Note Insurer on any subsequent Payment Date.

THE INDENTURE TRUSTEE

         _________, a _________, will be the Indenture Trustee under the Indenture. The Indenture will provide that the Indenture Trustee is entitled to the Indenture Trustee Fee and reimbursement of certain expenses. In addition, the Indenture Trustee will retain the benefit, if any, from investment of funds in the Note Account.

         The Indenture also will provide that the Indenture Trustee may resign at any time, upon notice to the Trust, the Servicer, the Note Insurer and any Rating Agency, in which event the Trust will be obligated to appoint a successor Indenture Trustee acceptable to the Note Insurer. The Trust, with the prior consent of the Note Insurer, may remove the Indenture Trustee if the Indenture Trustee ceases to be eligible to continue as such under the Indenture or if the Indenture Trustee becomes insolvent. In addition, the Indenture Trustee may be removed at any time by the Note Insurer, or with the consent of the Note Insurer, by the holders of more than 50% of the Aggregate Note Balance. Any resignation or removal of the Indenture Trustee and appointment of a successor Indenture Trustee will not become effective until acceptance of the appointment by the successor Indenture Trustee. The Indenture will provide that the Indenture Trustee is under no obligation to exercise any of the rights or powers vested in it by the Indenture at the request or direction of any of the Noteholders, unless such Noteholders shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction. The Indenture Trustee may execute any of the rights or powers granted by the Indenture or perform any duties thereunder either directly or by or through its agents or attorneys, and the Indenture Trustee is not responsible for any misconduct or negligence on the part of any agent or attorney appointed and supervised with due care by it thereunder. Pursuant to the Indenture, the Indenture Trustee is not liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized by an authorized officer of any person or within its rights or powers under the Indenture. The Indenture Trustee may rely and will be protected in acting or refraining from acting in good faith in reliance on any certificate, notice or other document of any kind prima facie properly executed and submitted by the authorized officer of any person respecting any matters arising under the Indenture. The Indenture Trustee will be indemnified by the Transferor for certain losses and other events to the extent described in the Servicing Agreement.

NOTE EVENTS OF DEFAULT

         An Event of Default with respect to the Notes shall occur if, on any Payment Date, after taking into account all payments made in respect of the Notes on such Payment Date, the Note Interest for such Payment Date remains unpaid or an Overcollateralization Deficit exists with respect to the Notes, or any Class of Notes is not paid in full before its Stated Maturity Date, and such default continues unremedied for a period of five days. An "EVENT OF DEFAULT" with respect to the Notes will also occur upon the occurrence of any of the following (a) a default in the observance of certain negative covenants in the Indenture; (b) a default in the observance of any other covenant of the Indenture, and the continuation of any such default for a period of thirty days after the earlier of (i) the date on which the Trust obtains knowledge of such default, and (ii) the date on which notice is given to the Trust by the Indenture Trustee at the direction of the Note Insurer or to the Trust and the Indenture Trustee by the Holders of at least 25% in principal amount of the Notes then outstanding with the prior written consent of the Note Insurer; (c) any representation or warranty made by the Trust in the Indenture or in any certificate delivered pursuant thereto having been incorrect in a material respect as of the time made, and the circumstance in respect of which such representation or warranty is incorrect not having been cured within thirty days after the earlier of (i) the date on which the Trust obtains knowledge of such incorrectness, and (ii) the date on which notice thereof is given to the Trust by the Indenture Trustee or by the Holders of at least 25% in principal amount of the Notes then outstanding; or (d) certain events of bankruptcy, insolvency, receivership or reorganization of the Trust.

RIGHTS UPON EVENT OF DEFAULT

         In case an Event of Default should occur and be continuing with respect to the Notes, the Indenture Trustee may, with the consent of the Note Insurer in the absence of a Note Insurer Default, and on request of Holders of more than 50% in principal amount of the Notes then outstanding shall, with the consent of the Note Insurer in the absence of a Note Insurer Default, declare the principal of the Notes to be due and payable. Such declaration may under certain circumstances be rescinded by the Holders of a majority in principal amount of the Notes then outstanding, with the prior consent of the Note Insurer.

         Subject to the provisions of the Indenture relating to the duties of the Indenture Trustee, in case an Event of Default shall occur and be continuing, the Indenture Trustee shall be under no obligation to exercise any of the rights and powers under the Indenture at the request or direction of any of the Holders of Notes, unless such Holders have offered to the Indenture Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction. Subject to such provisions for indemnification and certain limitations contained in the Indenture, the Note Insurer or the Holders of a majority in principal amount of the outstanding Notes, with the prior written consent of the Note Insurer, shall have the right to direct the time, method, and place of conducting any proceeding or any remedy available to the Indenture Trustee or exercising any trust or power conferred on the Indenture Trustee with respect to the Notes; and the Holders of a majority in principal amount of the Notes then outstanding may, with the prior written consent of the
Note Insurer, in certain cases, waive any default with respect thereto, except a default in the payment of principal or interest or a default in respect of a covenant or provision of the Indenture than cannot be modified without the waiver or consent of the Holder of each outstanding, Note affected thereby.

SUPPLEMENTAL INDENTURES

         Subject to the prior written consent of the Note Insurer, at any time and from time to time, without the consent of the Noteholders, the Indenture Trustee and the Trust may enter into one or more supplemental indentures to cure any ambiguity, to correct or supplement any provision of the Indenture that may be defective or inconsistent with any other provision thereof, or to amend any other provisions with respect to matters or questions arising under the Indenture, which shall not be inconsistent with the provisions of the Indenture; provided, however, that such action shall not adversely affect in any material respect the interests of the Noteholders; and provided further that the amendment shall not be deemed to adversely affect in any material respect the interests of the Noteholders if the party requesting the amendment obtains an opinion of counsel to such effect.

         The Indenture may also be amended by the Indenture Trustee and the Trust at any time and from time to time, with the prior written approval of the Rating Agencies and the Note Insurer for the purpose of adding any provisions or changing in any manner or eliminating any of the provisions thereof or of modifying in any manner the rights of the Noteholders thereunder; provided, however, that no such amendment shall, without the consent of all Noteholders,
(a) change the date of any Payment Date or the Stated Maturity Date of the Notes or reduce the principal amount thereof, the Note Interest Rate thereon or the redemption price with respect to, or (b) reduce the percentage of Aggregate Note Balance which is required to consent to any such amendments.

EXERCISE OF NOTEHOLDER RIGHTS BY THE NOTE INSURER

         The Indenture provides that, unless a Note Insurer Default exists, the
Note Insurer shall have the right to exercise all rights of the Noteholders under the Indenture without any further consent of the Noteholders, other than rights with respect to the approval of certain amendments to the Indenture and certain other specified rights.

                             SERVICING OF THE LOANS

GENERAL

         The Servicer will service and administer the Loans in accordance with the policies, procedures and practices customarily employed by the Servicer in servicing other comparable loans and pursuant to the provisions of the Servicing Agreement. The Servicer will not amend or modify in any material respect its policies, procedures and practices with respect to the Loans (other than as required by applicable laws and regulations) without the prior consent of the Note Insurer.

         Generally, servicing includes, but is not limited to, post-origination loan processing, customer service, remittance handling, collections and liquidations. Consistent with the servicing standard described in the foregoing paragraph, the Servicer, in its discretion, may (a) waive any assumption fees, late payment charges, charges for checks returned for insufficient funds or other fees that may be collected in the ordinary course of servicing a Loan,
(b) arrange a schedule for the payment of delinquent payments on the related Loan, subject to conditions set forth in the Servicing Agreement, if a borrower is in default or about to be in default because of such borrower's financial condition or (c) modify monthly payments on Loans in accordance with limitations imposed by the Servicing Agreement and subject to the Relief Act (as defined herein); provided, however, the Servicer may not, without the prior consent of the Note Insurer, permit any waiver, modification or variance of a Loan which would (i) change the Mortgage Rate, (ii) forgive the payment of any principal or interest, (iii) lessen the lien priority, (iv) extend the final maturity date on a Loan past eighteen months prior to the maturity date of the Notes, in any case except to the extent required under the Relief Act, or (v) modify any monthly payment to an amount less than the monthly interest accrual for such Loan, and provided, further, that the Servicer may not modify, waive or amend any provisions of any Loans if the aggregate principal balance of modified Loans would exceed ___% of the Cut-off Date Pool Principal Balance without the consent of the Note Insurer. The Servicer, acting as agent for the Indenture Trustee, will not consent to the subsequent placement of a deed of trust or mortgage, as applicable, on any Mortgaged Property that is of equal or higher priority to that of the lien securing the related Loan unless such Loan is prepaid in full and thereby removed from the Pool.

CUSTOMARY SERVICING PROCEDURES

         The procedures of the Servicer with respect to day to day servicing of the Loans may vary considerably depending on the particular Loan, the Mortgaged Property, the borrower, the availability of an acceptable party to assume a Loan and the laws of the jurisdiction in which the Mortgaged Property is located. Generally, it is the current practice of the Servicer to send borrowers coupon books periodically reflecting their monthly payments and the due dates therefor. Although borrowers generally make loan payments within ten to fifteen days after the due date, if a borrower fails to pay the monthly payment within such time period, the Servicer will commence collection efforts by notifying the borrower of the delinquency through telephonic and written communications methods. Under the terms of each Loan, the borrower agrees to pay a late charge (which the Servicer is entitled to retain as additional servicing compensation under the Servicing Agreement) if a monthly payment on a Loan is not received within the number of days specified in the Mortgage Note after its due date. If the Loan remains delinquent, the Servicer will attempt to contact the borrower to determine the cause of the delinquency and to obtain a commitment to cure the delinquency at the earliest possible time.

         As a general matter, if efforts to obtain payment have not been successful shortly after the due date of the next subsequently scheduled installment, an established collection procedure using telephonic and a series of written communications is followed. The status of the delinquency determines the level of collection effort and methodology followed. However, if no substantial progress has been made in obtaining delinquent monies from the borrower, legal procedures, including foreclosure and garnishment proceedings, will be evaluated and commenced where appropriate.

         Regulations and practices regarding foreclosure vary greatly from state to state. Generally, the Servicer will have commenced foreclosure, collection or enforcement proceedings prior to the time when a loan is 150 days delinquent. If the Servicer determines that purchasing a property securing a mortgage loan will minimize the loss associated with such defaulted loan, the Servicer may bid at the foreclosure sale for such property or accept a deed in lieu of foreclosure. After the Servicer converts title to a mortgaged property into the name of the Indenture Trustee on behalf of the Noteholders and the
Note Insurer by foreclosure or deed in lieu of foreclosure, a real estate broker is selected to market the property. Where appropriate, the Servicer also will seek garnishment of wages once the Servicer obtains judgment in enforcement proceedings.

THE SERVICING AGREEMENT

         General

         The summaries of certain provisions of the Servicing Agreement set forth below and under the caption "The Agreements" in the Prospectus, while complete in material respects, do not purport to be exhaustive. For more details regarding the terms of the Servicing Agreement, prospective investors in the Notes are advised to review the Servicing Agreement, a copy of which the Depositor will provide (without exhibits) without charge upon written request addressed to the Depositor at 600 Steamboat Road, Greenwich, Connecticut 06830.

         Generally, the Servicer will be authorized and empowered pursuant to the Servicing Agreement (i) to execute and deliver (or procure the execution and delivery by the Indenture Trustee of) any and all instruments of satisfaction or cancellation or of partial or full release or discharge and all other comparable instruments with respect to the Loans and with respect to the Mortgaged Properties and (ii) to institute foreclosure proceedings or obtain deeds in lieu of foreclosure so as to convert title to any Mortgaged Property in the name of the Indenture Trustee on behalf of the Noteholders and the Note Insurer.

         Payments on Loans and Establishment of Collection Account

         The Servicer shall establish and maintain one or more accounts (collectively, the "COLLECTION ACCOUNT") at one or more institutions meeting the requirements set forth in the Servicing Agreement. The Collection Account, and all amounts deposited therein from time to time, shall be part of the Trust Estate. The Servicer will deposit into the Collection Account not later than two Business Days after receipt, all payments on or in respect of the Loans received from or on behalf of borrowers and all proceeds of the Loans, net of servicing fees, all other items of servicing compensation, and reimbursable outstanding Servicing Advances, to the extent the Servicer's automated system deducts such amounts prior to deposit to the Collection Account. On or prior to each Deposit Date, funds to be remitted to the Note Account will be remitted from the Collection Account to the Indenture Trustee for deposit into the Note Account. Notwithstanding the foregoing, payments and collections that do not constitute Available Funds (e.g., amounts representing interest accrued on Loans in respect of any period prior to the Cut-off Date, fees, late payment charges, prepayment charges, charges for checks returned for insufficient funds, extension or other administrative charges or other amounts received for application towards the payment of taxes, insurance premiums, assessments and similar items) will not be required to be deposited into the Collection Account. The Servicer may make withdrawals from the Collection Account only for the following purposes: (a) to make deposits into the Note Account as described above; (b) to pay itself any monthly Servicing Fees and other items of servicing compensation and investment income on Permitted Investments to the extent permitted by the Servicing Agreement; (c) to make any Servicing Advance to the extent permitted by the Servicing Agreement or to reimburse itself for any Servicing Advance previously made to the extent permitted by the Servicing Agreement; (d) to withdraw amounts that have been deposited to the Collection Account in error; and (e) to clear and terminate the Collection Account.

         Investment of Collection Account

         All or a portion of the Collection Account may be invested and reinvested in one or more Permitted Investments bearing interest or sold at a discount, at the Servicer's direction. The Indenture Trustee or any affiliate thereof may be the obligor on any investment in any Collection Account which otherwise qualifies as a Permitted Investment. No investment in the Collection Account may mature later than the Deposit Date next succeeding the date of investment.

         The Indenture Trustee will not in any way be held liable by reason of any insufficiency in the Collection Account resulting from any loss on any Permitted Investment included therein (except to the extent the Indenture Trustee is the obligor thereon).

         All income or other gain from investments in the Collection Account will be held in the Collection Account for the benefit of the Servicer and will be subject to withdrawal from time to time as permitted by the Servicing Agreement. Any loss resulting from such investments will be for the account of the Servicer. The Servicer will be required to deposit the amount of any such loss immediately upon the realization of such loss to the extent such loss will not be offset by other income or gain from investments in the Collection Account and then available for such application.

         Realization upon Defaulted Loans

         The Servicing Agreement will require the Servicer, acting as the agent of the Indenture Trustee, to foreclose upon or otherwise comparably convert to ownership in the name of the Indenture Trustee, on behalf of the Noteholders and the Note Insurer, Mortgaged Properties securing such of the Loans as come into default, as to which no satisfactory arrangements can be made for the collection of delinquent payments and which the Servicer has not reacquired pursuant to the option described below; provided, however, that if the Servicer has actual knowledge or reasonably believes that any Mortgaged Property is contaminated by hazardous or toxic wastes or substances, the Servicer will cause an environmental inspection of the Mortgaged Property that complies with Fannie Mae's selling and servicing guide applicable to single family homes and its servicing procedures to be conducted. If the environmental inspection reveals any potentially hazardous substances, the Servicer will notify the Indenture Trustee and the Note Insurer, and the Servicer will not foreclose or accept a deed in lieu of foreclosure on the Mortgaged Property without the consent of the Indenture Trustee and the Note Insurer. In connection with such foreclosure or other conversion, the Servicer will follow such practices as it deems necessary or advisable and as are in keeping with its general mortgage loan servicing activities; provided, however, that the Servicer will not be required to expend its own funds in connection with foreclosure or other conversion, correction of a default on a senior deed of trust or restoration of any Mortgaged Property unless the Servicer determines that such foreclosure, correction or restoration will increase Net Liquidation Proceeds.

         In servicing the Loans, the Servicer will be required to determine, with respect to each defaulted Loan, when it has recovered, whether through trustee's sale, foreclosure sale, collection and enforcement actions, or otherwise, all amounts, if any, it expects to recover from or on account of such defaulted Loan, whereupon such Loan will be charged off and will become a Liquidated Loan.

         Assumption of Loans

         In any case in which the Servicer becomes aware that a Mortgaged Property has been or is about to be voluntarily conveyed by the related borrower, the Servicer may enter into an assumption agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the related promissory note and, to the extent permitted by applicable law or the mortgage documents, the borrower remains liable thereon. The Servicer may not enter into any assumption agreement that modifies the mortgage interest rate or payment terms of the Mortgage Note without the consent of the Note Insurer. The Servicing Agreement will prohibit the Servicer from entering into an assumption or substitution of liability agreement unless permitted by applicable law and unless the Servicer determines that the assuming party would not fall within a significantly lower credit risk category than the original borrower and such assumption or substitution of liability agreement would not materially increase the risk of default or delinquency on, or materially decrease the security for, such Loan. Notwithstanding any of the foregoing, the Servicer will not enter into any assumption agreement unless such assumption agreement is pursuant to its standard servicing procedure and the Servicer would enter into such assumption agreement with respect to a mortgage loan in its own portfolio. Any fees collected by the Servicer for entering into an assumption or substitution of liability agreement will be retained by the Servicer as additional servicing compensation.

         Evidence as to Compliance

         The Servicing Agreement provides that on or before a specified date in each year, a firm of independent public accountants will furnish a report to the Indenture Trustee, the Rating Agencies and the Note Insurer to the effect that on the basis of certain procedures substantially in conformance with the Uniform Single Attestation Program for Mortgage Bankers ("USAP") (to the extent the procedures are applicable to the servicing obligations set forth in the Servicing Agreement), the servicing by or on behalf of the Servicer of mortgage loans, and such procedures have disclosed no exceptions or errors in records relating to the mortgage loans serviced by the Servicer for others which, in the opinion of such firm, such firm's required to report under USAP, except for such exceptions as will be referred to in the report. The Servicing Agreement will provide that the Servicer will be required to deliver to the Indenture Trustee, the Master Servicer, the Rating Agencies and the Note Insurer, on or before a specified date in each year, an annual statement signed by an officer of the Servicer to the effect that the Servicer has fulfilled its material obligations under the Servicing Agreement throughout the preceding year.

         Certain Matters Regarding Servicer's Servicing Obligations

         The Servicing Agreement will provide that the Servicer may not resign from its obligations and duties as the Servicer thereunder, except upon (i) the consent of the Master Servicer, the Note Insurer and the Indenture Trustee, or
(ii) the delivery, at the Servicer's expense, of an opinion of counsel addressed to the Indenture Trustee and the Note Insurer and in form and substance acceptable to the Indenture Trustee and the Note Insurer to the effect that its duties thereunder are no longer permissible under applicable law or regulation or are in material conflict by reason of applicable law or regulation with any other of its activities carried on as of the date of the Servicing Agreement. No such resignation will become effective until the Master Servicer has assumed the servicing obligations and duties of the Servicer under the Servicing Agreement.

         The Servicing Agreement will also provide that neither the Servicer, nor any of its directors, officers, employees or agents, will be liable to the Indenture Trustee, the Trust, or the Noteholders for any action taken or for refraining from the taking of any action by the Servicer pursuant to the Servicing Agreement, or for errors in judgment; provided, however, that neither the Servicer nor any such person will be protected against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties of the Servicer, or by reason of reckless disregard of obligations and duties of the Servicer, thereunder.

         In addition, the Servicing Agreement will provide that the Servicer will not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Loans under the Servicing Agreement and which in its opinion may involve it in any expense or liability.

         The Servicing Agreement will provide that any corporation or other entity (a) into which the Servicer may be merged or consolidated, (b) that may result from any merger, conversion or consolidation to which the Servicer shall be a party or (c) that may succeed to all or substantially all of the business of the Servicer, will, in any case where an assumption is not effected by operation of law, execute an agreement of assumption to perform every obligation of the Servicer under the Servicing Agreement, and will be the successor to the Servicer thereunder without the execution or filing of any document or any further act by any of the parties to the Servicing Agreement; provided, however, that if the Servicer in any of the foregoing cases is not the surviving entity, the surviving entity shall execute an agreement of assumption to perform every obligation of the Servicer thereunder and the corporation or other entity satisfies the eligibility requirements for a successor Servicer.

         Servicer Events of Default

         Events of default (each, a "SERVICER EVENT OF DEFAULT") under the Servicing Agreement will include (a) any failure by the Servicer to deposit in the Collection Account or transfer to the Indenture Trustee for deposit in the Note Account any amount required to be so deposited under the Servicing Agreement; (b) any failure by the Servicer to duly observe or perform in any material respect any other of its covenants or agreements in the Servicing Agreement or so long as the Servicer and the Transferor under the Home Loan Sale Agreement are the same, the failure of the Transferor, which materially and adversely affects the rights of Noteholders and continues unremedied for the applicable cure period, if any, after the earlier of (i) the date on which the Transferor obtains knowledge of such failure, and (ii) the date on which written notice of such failure is given to the Servicer by the Master Servicer or the Indenture Trustee; (c) certain events of insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings regarding the Servicer and certain actions by the Servicer indicating its insolvency or inability to pay its obligations; (d) any representation or warranty made by the Transferor in the Servicing Agreement or the Home Loan Sale Agreement or certificate delivered by the Transferor pursuant thereto having been incorrect in any material respect as of the time made and the circumstance in respect of which such representation and warranty is incorrect, if capable of being cured, not having been cured within 30 days after the earlier of (i) the date on which the Transferor obtains knowledge of such incorrectness, and (ii) the date on which notice is given to the Transferor by the Trust, the Indenture Trustee, the Master Servicer, or the Note Insurer; and (e) the occurrence of delinquencies and/or losses in respect of the Loans in excess of a level, and for a period of time, as specified in the Servicing Agreement.

         Rights Upon Servicer Events of Default

         Upon the occurrence of a Servicer Event of Default, the Master Servicer will be obligated to enforce the Servicing Agreement or to terminate the Servicer at the direction of the Note Insurer (so long as no Note Insurer Default exists and is continuing) and appoint a successor Servicer, or if it does not, succeed to all the responsibilities, duties and liabilities of the Servicer under the Servicing Agreement and, if it succeeds to such responsibilities, will be entitled to such compensation as the Servicer would have been entitled to under the Servicing Agreement. In the event that the Master Servicer fails to appoint a successor Servicer and it is unwilling or legally unable to act as Servicer, it may petition a court of competent jurisdiction for the appointment of a successor Servicer. Any such successor Servicer (other than the Master Servicer or the Indenture Trustee) must be an established housing and home finance institution or any institution that regularly services nonconforming residential mortgage loans, that is currently servicing a nonconforming residential mortgage loan portfolio, that has all licenses, permits and approvals required by applicable law and a net worth of at least $10,000,000. The appointment of any such successor Servicer (other than the Master Servicer or the Indenture Trustee) shall be acceptable to the
Note Insurer and shall not result in the qualification, reduction or withdrawal of the implied rating assigned to the Notes by the Rating Agencies (without taking into account the Insurance Policy). Pending appointment of a successor Servicer, unless the Master Servicer is prohibited by law from so acting, the Master Servicer shall be obligated to act as Servicer. The Master Servicer and such successor Servicer may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation described above.

         Master Servicer Events of Default

         Master Servicer Events of Default will be set forth in the Servicing Agreement. Upon the occurrence of a Master Servicer Event of Default, the Indenture Trustee shall, at the direction of the Note Insurer (so long as no Note Insurer Default exists and is continuing), terminate the Master Servicer's rights and obligations under the Servicing Agreement. Upon a termination of the Master Servicer, the Indenture Trustee shall be obligated to succeed to the obligations of the Master Servicer or to appoint a successor Master Servicer with the consent of the Note Insurer.

         Amendments

         Subject to the prior written consent of the Note Insurer, at any time and from time to time, without the consent of the Noteholders, the Indenture Trustee, the Trust, the Master Servicer and the Servicer may amend the Servicing Agreement for the purposes of (a) curing any ambiguity or affecting or supplementing any provision of such agreement that may be inconsistent with any other provision of such agreement or (b) complying with the requirements of the Code; provided, however, that such action shall not materially and adversely affect the interests of any Noteholder, as evidenced by an opinion of counsel delivered to the Indenture Trustee to such effect (which opinion shall not be at the expense of the Indenture Trustee) and written confirmation from each of the Rating Agencies that such action will not result in a qualification, reduction or withdrawal of the implied ratings on the Notes (without taking into account the Insurance Policy).

         The Servicing Agreement may also be amended by the Indenture Trustee, the Trust, the Master Servicer and the Servicer, at any time and from time to time, with the prior written approval of the Rating Agencies, the Note Insurer and the holders of not less than 50% of the Aggregate Note Balance represented by the Notes then outstanding, for the purpose of adding any provisions or changing in any manner or eliminating any of the provisions thereof or of modifying in any manner the rights of the Noteholders thereunder; provided, however, that no such amendment shall (a) reduce in any manner the amount of, or delay the timing of, payments which are required to be paid to the Note Account without the consent of all Noteholders or (b) reduce the aforesaid percentages of Aggregate Note Balance which are required to consent to any such amendments, without the consent of all Noteholders.

SERVICING AND OTHER COMPENSATION; PAYMENT OF EXPENSES

         The Servicing Fee will be the primary compensation to be paid to or retained by the Servicer in respect of its servicing activities under the Servicing Agreement and will be paid to the Servicer on each Deposit Date out of collections of interest received on or in respect of the Loans for the related Collection Period. The Servicing Fee will equal one-twelfth (1/12) of the product of (a) 1.00% and (b) the Aggregate Principal Balance of the Loans as of the first day of the related Collection Period. The Servicer shall be entitled to retain the Servicing Fee from amounts to be deposited in the Collection Account. In addition, the Servicer will retain the benefit, if any, from any deposit, maintenance or investment of funds in the Collection Account. Assumption fees, late payment charges, prepayment charges, charges for checks returned for insufficient funds, and extension and other administrative charges, to the extent collected from borrowers, will be retained by the Servicer as additional servicing compensation. To the extent the Servicer obtains any collections on a Liquidated Loan subsequent to the date on which it becomes a Liquidated Loan, the Servicer will be entitled to receive 20% of such recovery as servicing compensation, provided that the Servicer's right to receive such amounts shall be subordinated to the rights of the Noteholders and of the Note Insurer to receive the amounts due to them.

         The Servicer will be required to pay all reasonable and customary "out-of-pocket" costs and expenses incurred in the performance of its servicing obligations, including, but not limited to, the payment of fees for any sub-servicer. The Servicer will also be permitted (but not required) to advance the cost of (i) any enforcement or judicial proceedings relating to the borrowers, including foreclosures, and (ii) the management and liquidation of Mortgaged Properties acquired in satisfaction of the related Loans. Such expenditures (each, a "SERVICING ADVANCE") may include costs of collection efforts, reappraisals, forced placement of hazard insurance if a borrower allows his hazard policy to lapse, legal fees in connection with foreclosure actions, advancing delinquent property taxes and upkeep and maintenance of the Mortgaged Property if it is acquired through foreclosure and similar types of expenses. The Servicer will not be required to make any Servicing Advance that it determines would not be recoverable from subsequent collections, Trust Insurance Proceeds, or Liquidation Proceeds on the related Loan or otherwise.

         The Servicing Agreement provides that the Servicer may pay all or a portion of any Servicing Advance out of amounts on deposit in the Collection Account which are being held for payment on a subsequent Payment Date relating to such Collection Period; any such amounts so used are required to be replaced by the Servicer by deposit to the Collection Account on or before the Deposit Date relating to such subsequent Payment Date.

         The Servicer may recover Servicing Advances, if not theretofore recovered from the borrower on whose behalf such Servicing Advance was made, from subsequent collections on the related Loan, including Liquidation Proceeds, Trust Insurance Proceeds and such other amounts as may be collected by the Servicer from the borrower or otherwise relating to the Loan, or if such collections are insufficient, from the Note Account, subject to certain limitations.

                                 NOTE INSURANCE

THE INSURANCE POLICY

         The information set forth in this section has been provided by ________, a _________ (the "NOTE INSURER"). No representation is made by the Trust, the Depositor, the Servicer, the Transferor or any of their affiliates as to the accuracy or completeness of such information or any information related to the Note Insurer incorporated by reference herein.

         The Note Insurer, in consideration of the payment of the premium and subject to the terms of the Insurance Policy, thereby unconditionally and irrevocably guarantees to any Noteholder that an amount equal to each full and complete Insured Payment will be received by the Indenture Trustee or its successor, as trustee for the Noteholders, on behalf of the Noteholders from the Note Insurer, for distribution by the Indenture Trustee to each Noteholder of each Noteholder's proportionate share of the Insured Payment. The Note Insurer's obligations under the Insurance Policy with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Indenture Trustee, whether or not such funds are properly applied by the Indenture Trustee. Insured Payments shall be made only at the time set forth in the Insurance Policy and no accelerated Insured Payments shall be made regardless of any acceleration of the Notes, unless such acceleration is at the sole option of the Note Insurer.

         Notwithstanding the foregoing paragraph, the Insurance Policy does not cover shortfalls, if any, attributable to the liability of the Trust or the Indenture Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability). The Insurance Policy does not cover any Available Funds Cap Carry Forward Amount.

         The Note Insurer will pay any Insured Payment that is a Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (i) a certified copy of the order requiring the return of such preference payment, (ii) an opinion of counsel satisfactory to the Note Insurer that such order is final and not subject to appeal, (iii) an assignment in such form as is reasonably required by the Note Insurer, irrevocably assigning to the Note Insurer all rights and claims of the Noteholder relating to or arising under the Notes against the debtor which made such preference payment or otherwise with respect to such preference payment and (iv) appropriate instruments to effect the appointment of the Note Insurer as agent for such Noteholder in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Note Insurer; provided, that if such documents are received after 12:00 noon New York City time on such Business Day, they will be deemed to be received on the following Business Day. Such payment shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Noteholder and not to any Noteholder directly unless such Noteholder has returned principal or interest paid on the Notes to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Noteholder.

         The Note Insurer will pay any other amount payable under the Insurance Policy no later than 12:00 noon New York City time, on the later of the Payment Date on which the related Deficiency Amount is due or the third Business Day following receipt in New York, New York, on a Business Day by _________, as Fiscal Agent for the Note Insurer or any successor fiscal agent appointed by the Note Insurer (the "FISCAL Agent") of a Notice (as described below); provided that if such Notice is received after 12:00 noon New York City time on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making a claim under the Insurance Policy, it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Note Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Indenture Trustee and the Indenture Trustee may submit an amended Notice.

         Insured Payments due under the Insurance Policy, unless otherwise stated therein, will be disbursed by the Fiscal Agent to the Indenture Trustee on behalf of Noteholders by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the Indenture Trustee for the payment of such Insured Payment and legally available therefor.

         The Fiscal Agent is the agent of the Note Insurer only and the Fiscal Agent shall in no event be liable to Noteholders for any acts of the Fiscal Agent or any failure of the Note Insurer to deposit or cause to be deposited, sufficient funds to make payment due under the Insurance Policy.

         Subject to the terms of the Agreement, the Note Insurer shall be subrogated to the rights of each Noteholder to receive payments under the Notes to the extent of any payment by the Note Insurer under the Insurance Policy.

         As used in the Insurance Policy, the following terms shall have the following meanings:

                  "AGREEMENT" means the Indenture, dated as of ________ 1, 199__, among the Trust, the Indenture Trustee, the Note Administrator and the Custodian, without regard to any amendment or supplement thereto, unless the Note Trust shall have consented in writing thereto.

                  "NOTEHOLDER"   means  each  Noteholder  (as  defined  in  the
         Indenture) who, on the applicable Payment Date, is entitled under the terms of the applicable Note to payment thereunder.

                  "BUSINESS DAY" means any day other than a Saturday, a Sunday or a day on which banking institutions in New York City or the city in which the corporate trust office of the Indenture Trustee is located are authorized or obligated by law or executive order to close.

                  "DEFICIENCY AMOUNT" means, with respect to any Payment Date the sum of (i) the Note Interest for such Payment Date minus Available Funds and (ii) the then existing Overcollateralization Deficit, if any, after application of Available Funds to reduce the Aggregate Note Balance on such Payment Date.

                  "INSURED PAYMENT" means, (i) as of any Payment Date, the Deficiency Amount and (ii) any Preference Amount due and then owing under the Insurance Policy.

                  "NOTICE" means the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A attached to the Insurance Policy, the original of which is subsequently delivered by registered or certified mail, from the Indenture Trustee specifying the Insured Payment which shall be due and owing on the applicable Payment Date.

                  "PREFERENCE AMOUNT" means any amount previously distributed to a holder of a Note that is recoverable and sought to be recovered as avoidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

         Capitalized terms used in the Insurance Policy and not otherwise defined therein will have the respective meanings set forth in the Agreement as of the date of execution of the Insurance Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Note Insurer.

         Any notice under the Insurance Policy or service of process on the Fiscal Agent of the Note Insurer may be made at the address listed below for the Fiscal Agent of the Note Insurer or such other address as the Note Insurer shall specify in writing to the Indenture Trustee.

         The  notice  address  of the  Fiscal  Agent  is  ________,  Attention:
_________, or such other address as the Fiscal Agent shall specify to the Indenture Trustee in writing.

         The Insurance Policy is being issued under and pursuant to, and shall be construed under, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

         THE INSURANCE PROVIDED BY THE INSURANCE POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

         The Insurance Policy is not cancelable for any reason. The premium on the Insurance Policy is not refundable for any reason including payment, or provision being made for payment, prior to the maturity of the Notes.

THE NOTE INSURER

         [Note Insurer Information]. The Note Insurer is domiciled in the State of ____ and is licensed to do business in and is subject to regulation under the laws of [all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam]. [_______ has laws prescribing minimum capital requirements, limiting classes and concentrations of investments and requiring the approval of policy rates and forms.] State laws also regulate the amount of both the aggregate and individual risks that may be insured, the payment of dividends by the Note Insurer, changes in control and transactions among affiliates. Additionally, the Note Insurer is required to maintain contingency reserves on its liabilities in certain amounts and for certain periods of time.

         The principal executive offices of the Note Insurer are located at ________, and its telephone number is _______.

         The tables below present selected financial information of the Note Insurer determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities ("SAP") and generally accepted accounting principles ("GAAP"):

                              SAP
                              _______, 199__                    _______, 199__
                              (Audited                          (Unaudited)
                              (In millions)
Admitted Assets                    $_____                            $_____
Liabilities                         _____                             _____
Capital and Surplus                 _____                             _____


                              GAAP
                              ________, 199__                   _______, 199__
                              (Audited)                         (Unaudited)
                              (In millions)
Assets                              $_____                            $_____
Liabilities                          _____                             _____
Shareholder's Equity                 _____                             _____


         Copies of the financial statements of the Note Insurer incorporated by reference herein and copies of the Note Insurer's 199__ year-end audited financial statements prepared in accordance with statutory accounting practices are available, without charge, from the Note Insurer. The address of the Note Insurer is _______. The telephone number of the Note Insurer is ________.

         The Note Insurer does not accept any responsibility for the accuracy or completeness of this Prospectus Supplement or any information or disclosure contained herein, or omitted herefrom, other than with respect to the accuracy of the information regarding the Insurance Policy and Note Insurer set forth under the headings "Note Insurance--The Insurance Policy" and "--The Note Insurer" herein. Additionally, the Note Insurer makes no representation regarding the Notes or the advisability of investing in the Notes.

         ________ rates the claims paying ability of the Note Insurer "____."

         ________ rates the claims paying ability of the Note Insurer "____."

         ________ rates the claims paying ability of the Note Insurer as "____."

         Each rating of the Note Insurer should be evaluated independently. The ratings reflect the respective rating agency's current assessment of the creditworthiness of the Note Insurer and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the above ratings may be obtained only from the applicable rating agency.

         The above ratings are not recommendations to buy, sell or hold the Notes, and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of any of the above ratings may have an adverse effect on the market price of the Notes. The Note Insurer does not guaranty the market price of the Notes nor does it guaranty that the ratings on the Notes will not be revised or withdrawn.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         The consolidated financial statements of the Note Insurer [and subsidiaries] included as an exhibit to the Annual Report on Form 10-K for the period ended _______, 199__, and the unaudited financial statements of the Note Insurer [and subsidiaries] for the quarter ended ______, 199__, included as an exhibit to the Quarterly Report on Form 10-Q for the period ended _______, 199__, each of which have been filed with the Securities and Exchange Commission by _____, are hereby incorporated by reference in this Prospectus Supplement.

         All financial statements of the Note Insurer and subsidiaries included in documents filed by ______. pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), subsequent to the date of this Prospectus Supplement and to be a part hereof from the respective dates of filing such documents.

         The Depositor will provide without charge to any person to whom this Prospectus Supplement is delivered, upon oral or written request of such person, a copy of any or all of the foregoing financial statements incorporated by reference. Requests for such copies should be directed to the Depositor at 600 Steamboat Road, Greenwich, Connecticut 06830.

CREDIT ENHANCEMENT DOES NOT APPLY TO PREPAYMENT RISK

         In general, the protection afforded by the Insurance Policy is protection for credit risk and not for prepayment risk. A claim may not be made under the Insurance Policy in an attempt to guarantee or insure that any particular rate of prepayment is experienced by the Trust.

                      PREPAYMENT AND YIELD CONSIDERATIONS

         Except in the limited circumstances described herein, no principal payments will be made on any Class of Notes until the Class Note Balance of each Class of Notes having a lower numerical designation (and thus a higher principal payment priority) has been reduced to zero. Thus, the Class A-2 Notes will not be entitled to payments of principal until the Class Note Balance of the Class A-1 Notes has been reduced to zero, the Class A-3 Notes will not be entitled to payments of principal until the Class Note Balance of the Class A-2 Notes has been reduced to zero and the Class A-4 Notes will not be entitled to payments of principal until the Class Note Balance of the Class A-3 Notes has been reduced to zero. See "Description of the Notes -- Payments on the Notes" herein. As the rate of payment of principal of the Notes depends primarily on the rate of payment (including prepayments) of the principal balance of the Loans, final payment of any Class of Notes could occur significantly earlier than its Stated Maturity Date. Noteholders will bear the risk of being able to reinvest principal payments on the Notes at yields at least equal to the yield on their respective Notes. No prediction can be made as to the rate or timing of prepayments on the Loans in either stable or changing interest rate environments. Any reinvestment risk due to the rate or timing of prepayment of the Loans will be borne entirely by Noteholders.

         The rate of principal payments on the Notes, the aggregate amount of each interest payment on the Notes and the yields to maturity of the Notes will be directly affected by the rate and timing of principal reductions on the Loans. Such principal reductions may be in the form of scheduled amortization payments or unscheduled payments or reductions, which may include prepayments, repurchases and liquidations or write-offs due to default, casualty, insurance or other disposition. On any Payment Date on or after the Payment Date on which the Aggregate Note Balance declines to 5% or the original Aggregate Note Balance, the holder(s) of the Trust Certificates or the Note Insurer may effect a redemption of the Notes. See "Description of the Notes -- Redemption of the Notes" herein.

         The "WEIGHTED AVERAGE LIFE" of a Class of Notes refers to the average amount of time that will elapse from the Closing Date to the date each dollar in respect of principal of such Class is repaid. The weighted average life of each Class of Notes will be influenced by, among other factors, the rate at which principal reductions occur on the Loans, the rate at which Excess Cash is paid to Noteholders as described herein, and the extent to which any excess funds are distributed to the holders of the Trust Certificates as described herein. If substantial principal prepayments on the Loans are received as a result of unscheduled payments, liquidations or repurchases, payments to Noteholders due to such prepayments may significantly shorten the weighted average lives of the Notes. If the Loans experience delinquencies and defaults in the payment of principal, then Noteholders will experience a delay in the receipt of principal payments attributable to such delinquencies and defaults, which in certain instances may result in longer actual average weighted lives of the Notes than would otherwise be the case. Interest shortfalls on the Loans due to principal prepayments in full and curtailments, and any resulting shortfall in amounts payable on the Notes, will be covered to the extent of amounts available from the applicable credit enhancement.

         The rate and timing of principal payments on the Loans will be influenced by a variety of economic, geographic, social and other factors. These factors may include changes in borrowers' housing needs, job transfers, unemployment, borrowers' net equity, if any, in the Mortgaged Properties, servicing decisions, homeowner mobility, seasoning of loans, market interest rates for similar types of loans and the availability of funds for such loans. In certain cases, the Servicer may, in a manner consistent with its servicing practices, permit a borrower who is selling his principal residence and purchasing a new one to substitute the new Mortgaged Property as collateral for the related Loan, or may simply release its lien on the existing collateral, leaving the related Loan unsecured. In such event, the Servicer will generally require the borrower to make a partial prepayment in reduction of the principal balance of the Loan to the extent that the borrower has received proceeds from the sale of the prior residence that will not be applied to the purchase of the new residence. Certain of the Loans are subject to prepayment penalties during the first three years after origination. Prepayment penalties may have the effect of reducing the amount or the likelihood of prepayments on such Loans.

         As with fixed rate obligations generally, the rate of prepayment on a pool of loans is affected by prevailing market interest rates for similar types of loans of a comparable term and risk level. If prevailing interest rates were to fall significantly below the Loan Rates on the Loans, the rate of prepayment would be expected to increase. Conversely, if prevailing interest rates were to rise significantly above the Loan Rates on the Loans, the rate of prepayment on the Loans would be expected to decrease. In addition, any future limitations on the rights of borrowers to deduct interest payments on mortgage loans for federal income tax purposes may result in a higher rate of prepayment on the Loans. The Depositor and the Transferor make no representations as to the particular factors that will affect the prepayment of the Loans, as to the relative importance of such factors, or as to the percentage of the principal balance of the Loans that will be paid as of any date.

         Payments of principal at a faster rate than anticipated will decrease the yield on Notes purchased at a premium; payments of principal at a slower rate than anticipated will decrease the yield on Notes purchased at a discount. The effect on an investor's yield due to payments of principal occurring at a rate that is faster (or slower) than the rate anticipated by the investor during any period following the issuance of the Notes may not be entirely offset by a subsequent like reduction (or increase) in the rate of payments of principal during any subsequent period.

         The rate of delinquencies and defaults on the Loans and of recoveries, if any, on defaulted Loans and foreclosed properties will affect the rate and timing of principal payments on the Loans, and, accordingly, the weighted average lives of the Notes, and could cause a delay in the payment of principal to the holders of Notes. Certain factors may influence delinquencies and defaults, including origination and underwriting standards, loan-to value ratios and delinquency history. In general, defaults on Loans are expected to occur with greater frequency in their early years, although little data is available with respect to the rate of default on similar types of loans. The rate of default on Loans with high loan-to-value ratios, or on Loans secured by junior liens, may be higher than that of loans with lower loan-to-value ratios or secured by first liens on comparable properties. In addition, the rate and timing of prepayments, defaults and liquidations on the Loans will be affected by the general economic condition of the area in which the related Mortgaged Properties are located or the related borrower is residing. See "The Pool" herein. The risk of delinquencies and losses is greater and voluntary principal prepayments are less likely in regions where a weak or deteriorating economy exists, as may be evidenced by, among other factors, increasing unemployment or falling property values.

         Although certain data have been published with respect to the historical prepayment experience of certain residential mortgage loans, such mortgage loans may differ in material respects from the Loans and such data may not be reflective of conditions applicable to the Loans. No significant historical prepayment data is generally available with respect to the types of Loans included in the Pool or similar types of loans, and there can be no assurance that the Loans will achieve or fail to achieve any particular rate of principal prepayment. A number of factors suggest that the prepayment experience of the Pool may be significantly different from that of a pool of conventional first lien, single family mortgage loans with equivalent interest rates and maturities. One such factor is that the principal balance of the average Loan is smaller than that of the average conventional first lien mortgage loan. A smaller principal balance may be easier for a borrower to prepay than a larger-balance and, therefore, a higher prepayment rate may result for the Pool than for a pool of first lien mortgage loans, irrespective of the relative average interest rates and the general interest rate environment. In addition, in order to refinance a first lien mortgage loan, the borrower must generally repay any junior liens. However, a small principal balance may make refinancing a Loan at a lower interest rate less attractive to the borrower as the perceived impact to the borrower of lower interest rates on the size of the monthly payment may not be significant. Other factors that might be expected to affect the prepayment rate of the Pool include the amounts of and interest rates on the underlying senior mortgage loans, and the tendency of borrowers to use real property mortgage loans as long-term financing for home purchase and junior liens as shorter-term financing for a variety of purposes, which may include the direct or indirect financing of home improvement, education expenses, debt consolidation, purchases of consumer durables such as automobiles, appliances and furnishings and other consumer purposes. Furthermore, because at origination the majority of the Loans had Combined Loan-to-Value Ratios that approached or exceeded 100%, the related borrowers will generally have significantly less opportunity to refinance the indebtedness secured by the related Mortgaged Properties, including the Loans, and a lower prepayment rate may result for the Pool than for a pool of mortgage (including first or junior lien) loans that have Combined Loan-to-Value Ratios less than 100%.

REINVESTMENT RISK

         During periods of falling interest rates, Noteholders may receive an increased amount of principal payments at a time when such holders may be unable to reinvest such payments in investments having a yield and rating comparable to the Notes. Conversely, during periods of rising interest rates, Noteholders are likely to receive a decreased amount of principal payments at a time when such holders may have an opportunity to reinvest such payments in investments having a yield and rating comparable to the Notes.

STATED MATURITY DATE

         The Stated Maturity Date of the Class A-1 Notes is _______, ____. The Stated Maturity Date of the Class A-2 Notes is __________, ____. The Stated Maturity Date of Class A-3 Notes is _________, ____. The Stated Maturity Date of the Class A-4 Notes is ________, ____. The Stated Maturity Dates of the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes have been determined on the assumption that all Loans are repaid in accordance with their terms, with no principal payments or defaults, and the Stated Maturity Date of the Class A-4 Notes has been determined by adding 18 months to the last Payment Date scheduled for the Loan with the latest stated maturity. It is anticipated that the actual final Payment Date for each Class of Notes will occur significantly earlier than its Stated Maturity Date.

WEIGHTED AVERAGE LIVES OF THE NOTES

         The following information illustrates the effect of prepayments of the Loans on the weighted average lives of the Notes under certain stated assumptions and is not a prediction of the prepayment rate that might actually be experienced on the Loans. Weighted average life refers to the average amount of time that will elapse from the date of delivery of a security until each dollar of principal of such security will be repaid to the investor. The weighted average lives of the Notes will be influenced by the rate at which principal of the Loans is paid, which may be in the form of scheduled amortization or prepayments (for this purpose, the term "prepayment" includes unscheduled reductions of principal, including without limitation those resulting from full or partial prepayments, refinancings, liquidations and write-offs due to defaults, casualties or other dispositions, and repurchases by or on behalf of the Transferor or the Depositor), the rate at which Excess Cash is paid to Noteholders as described herein, and the extent to which any excess funds are distributed to the holders of the Trust Certificates as described herein.

         Prepayments on loans such as the Loans are commonly measured relative to a prepayment standard or model. The model used in this Prospectus Supplement, the Constant Prepayment Rate or "CPR" (the "PREPAYMENT ASSUMPTION") model, represents an assumed rate of prepayment each month relative to the then outstanding principal balance of the pool of loans for the life of such loans. A 100% Prepayment Assumption assumes a "CPR" of 3.0% per annum of the outstanding principal balance of such loans in the first month of the life of the loans and an additional approximately 1.0% (expressed as a percentage per annum) in each month thereafter until the twelfth month; beginning in the twelfth month and in each month thereafter during the life of the loans, a CPR of 14% per annum each month is assumed. As used in the table below, 0% Prepayment Assumption assumes prepayment rates equal to 0% of the Prepayment
Assumption (i.e., no prepayments), which would include a CPR of 0%. [75%] Prepayment Assumption assumes prepayment rates equal to [75%] of the Prepayment Assumption, and so forth. The Prepayment Assumption does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of loans, including the Loans. Neither the Transferor nor the Depositor makes any representations about the appropriateness of the Prepayment Assumption or the CPR model.

         Modeling Assumptions

         For purposes of preparing the tables below, the following assumptions (the "MODELING Assumptions") have been made.

         (i) ______ all scheduled payments on the Loans are timely received on the first day of a Collection Period, commencing on _______, 199__, no delinquencies or losses occur on the Loans and all Loans have a first payment date that occurs thirty (30) days after the origination thereof,

         (ii) _____ the scheduled payments on the Loans have been calculated on the basis of the outstanding principal balance (prior to giving effect to prepayments), the Loan Rate and the remaining term to stated maturity such that the Loans will fully amortize by their remaining term to stated maturity;

         (iii) ____ all scheduled payments of interest and principal in respect of the Loans have been made through the Cut-off Date;

         (iv) _____ the Loans prepay monthly at the specified percentages of the Prepayment Assumption, no redemption or other early termination of the Notes occurs and no repurchases of the Loans occur;

         (v)      all prepayments of Loans include 30 days of interest thereon;

         (vi) _____ the Closing Date for the issuance of the Notes is ______, 199__, each month will consist of 30 days and each year will consist of 360 days;

         (vii) ____ cash payments are received by the Noteholders on the 25th day of each month, commencing in _______ 199__;

         (viii) the initial Overcollateralization Amount equals $__________, will gradually increase to the Required Overcollateralization Amount of $__________ and will thereafter be reduced in accordance with the terms of the Indenture;

         (ix) _____ the Note Interest Rate for each Class of Notes is as set forth or described on the cover page hereof;

         (x) ______ the Servicing Fee and Master Servicing Fee are deducted from the interest collections in respect of the Loans;

         (xi) _____ no reinvestment income from any Trust account is available for payment to Noteholders; and

         (xii) ____ the Pool consists of ____ pools of Loans having the following characteristics:

OUTSTANDING BALANCE        INTEREST       ORIGINAL            REMAINING
                           RATE           TERM                TERM
                                          (MONTHS)            (MONTHS)



The table below indicates the percentage of the original Class Note Balance of each Class of Notes that would be outstanding at each of the dates shown at the specified percentages of the Prepayment Assumption and the corresponding weighted average life of each Class of Notes. These tables have been prepared based on the Modeling Assumptions (including the assumptions regarding the characteristics and performance of the Loans, which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

            PERCENTAGE OF ORIGINAL CLASS NOTE BALANCE OUTSTANDING AT
             THE FOLLOWING PERCENTAGES OF THE PREPAYMENT ASSUMPTION
                                   CLASS A-1


DISTRIBUTION DATE      0%     25%     50%    75%  100%  125%   150%  175%   200%
Initial Percentage









Weighted Average Life(1)

--------------------
(1) The weighted average life of each Class of Notes is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results and (iii) dividing the sum by the initial respective Class Note Balance for such Class of Notes.

            PERCENTAGE OF ORIGINAL CLASS NOTE BALANCE OUTSTANDING AT
             THE FOLLOWING PERCENTAGES OF THE PREPAYMENT ASSUMPTION
                                   CLASS A-2


DISTRIBUTION DATE      0%    25%   50%   75%   100%    125%   150%   175%   200%
Initial Percentage









Weighted Average Life(1)

--------------------
(1) The weighted average life of each Class of Notes is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results and (iii) dividing the sum by the initial respective Class Note Balance for such Class of Notes.

            PERCENTAGE OF ORIGINAL CLASS NOTE BALANCE OUTSTANDING AT
             THE FOLLOWING PERCENTAGES OF THE PREPAYMENT ASSUMPTION
                                   CLASS A-3


DISTRIBUTION DATE      0%    25%    50%    75%   100%   125%   150%   175%  200%
Initial Percentage














Weighted Average Life(1)

--------------------
(1) The weighted average life of each Class of Notes is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results and (iii) dividing the sum by the initial respective Class Note Balance for such Class of Notes.

            PERCENTAGE OF ORIGINAL CLASS NOTE BALANCE OUTSTANDING AT
             THE FOLLOWING PERCENTAGES OF THE PREPAYMENT ASSUMPTION
                                   CLASS A-4


DISTRIBUTION DATE      0%     25%   50%    75%   100%   125%   150%   175%  200%
Initial Percentage






















Weighted Average Life(1)

--------------------
(1) The weighted average life of each Class of Notes is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results and (iii) dividing the sum by the initial respective Class Note Balance for such Class of Notes.

         The paydown scenarios for the Notes set forth in the foregoing tables are subject to significant uncertainties and contingencies (including those discussed above under "Prepayment and Yield Considerations"). As a result, there can be no assurance that any of the foregoing paydown scenarios and the Modeling Assumptions on which they were made will prove to resemble the actual performance of the Loans and the Notes, or that the actual weighted average lives of the Notes will not vary substantially from those set forth in the foregoing tables, which variations may be shorter or longer, and which variations may be greater with respect to later years. Furthermore, it is not expected that the Loans will prepay at a constant rate or that all of the Loans will prepay at the same rate. Moreover, the Loans actually included in the Pool, the payment experience of such Loans and certain other factors affecting the payments on the Notes will not conform to the Modeling Assumptions made in preparing the above tables. In fact, the characteristics and payment experience of the Loans will differ in many respects from such Modeling Assumptions. See "The Pool" herein. To the extent that the Loans actually included in the Pool have characteristics and a payment experience that differ from those assumed in preparing the foregoing tables, the Notes are likely to have weighted average lives that are shorter or longer than those set forth in the foregoing tables.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

GENERAL

         In the opinion of [Brown & Wood LLP, counsel to the Depositor and the Underwriter and] special tax counsel to the Trust ("TAX COUNSEL") for Federal income tax purposes, the Notes will be characterized as debt and the Trust will not be characterized as an association (or a publicly traded partnership) taxable as a corporation. Each Noteholder, by the acceptance of a Note, will agree to treat the Notes as indebtedness for Federal income tax purposes. See "Certain Federal Income Tax Consequences" in the Prospectus for additional information concerning the application of Federal income tax laws to the Trust and the Notes.

         The Notes, depending on their issue prices, may be treated as having been issued with original issue discount. As a result, holders of the Notes may be required to recognize income with respect to the Notes somewhat in advance of the receipt of cash attributable to that income. The prepayment assumption that will be used for the purpose of computing original issue discount for Federal income tax purposes is 100% of the Prepayment Assumption.

                             STATE TAX CONSEQUENCES

         In addition to the Federal income tax consequences described in "Certain Federal Income Tax Consequences" herein, potential investors should consider the state income tax consequences of the acquisition, ownership and disposition of the Notes. State income tax law may differ substantially from the corresponding Federal tax law, and this discussion does not purport to describe any aspect of the income tax laws of any state. Therefore, potential investors should consult their own tax advisors with respect to the various tax consequences of investments in the Notes.

                              ERISA CONSIDERATIONS

GENERAL

         The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and section 4975 of the Internal Revenue Code of 1986, as amended (the "CODE"), impose certain restrictions on employee benefit plans subject to ERISA or plans or arrangements subject to section 4975 of the Code (each, a "PLAN") and on persons who are parties in interest or disqualified persons ("PARTIES IN INTEREST") with respect to such Plans. Certain employee benefit plans, such as governmental plans and church plans (if no election has been made under section 410(d) of the Code), are not subject to the restrictions of ERISA, and assets of such plans may be invested in the Notes without regard to the ERISA considerations described below, subject to other applicable Federal and state law. However, any such governmental or church plan which is qualified under section 401(a) of the Code and exempt from taxation under section 501(a) of the Code is subject to the prohibited transaction rules set forth in section 503 of the Code. Any Plan fiduciary which proposes to cause a Plan to acquire any of the Notes should consult with its counsel with respect to the potential consequences under ERISA, and the Code, of the Plan's acquisition and ownership of the Notes. See "ERISA Considerations" in the Prospectus. Investments by Plans are also subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan.

PROHIBITED TRANSACTIONS

GENERAL

         Section 406 of ERISA prohibits parties in interest with respect to a Plan from engaging in certain transactions (including loans) involving a Plan and its assets unless a statutory or administrative exemption applies to the transaction. Section 4975 of the Code imposes certain excise taxes (or, in some cases, a civil penalty may be assessed pursuant to section 502(i) of ERISA) on parties in interest which engage in non-exempt prohibited transactions.

PLAN ASSET REGULATION

         The United States Department of Labor ("LABOR") has issued final regulations concerning the definition of what constitutes the assets of a Plan for purposes of ERISA and the prohibited transaction provisions of the Code (the "PLAN ASSET REGULATION"). The Plan Asset Regulation describes the circumstances under which the assets of an entity in which a Plan invests will be considered to be "plan assets" such that any person who exercises control over such assets would be subject to ERISA's fiduciary standards. Under the Plan Asset Regulation, generally when a Plan invests in another entity, the Plan's assets do not include, solely by reason of such investment, any of the underlying assets of the entity. However, the Plan Asset Regulation provides that, if a Plan acquires an "equity interest" in an entity that is neither a "publicly-offered security" (as defined therein) nor a security issued by an investment company registered under the Investment Company Act of 1940, the assets of the entity will be treated as assets of the Plan investor unless certain exceptions apply. If the Notes were deemed to be equity interests and no statutory, regulatory or administrative exemption applies, the Trust could be considered to hold plan assets by reason of a Plan's investment in the Notes. Such plan assets would include an undivided interest in any assets held by the Trust. In such an event, the Servicer and other persons, in providing services with respect to the Trust's assets, may be parties in interest with respect to such Plans, subject to the fiduciary responsibility provisions of Title I of ERISA, including the prohibited transaction provisions of section 406 of ERISA, and section 4975 of the Code with respect to transactions involving the Trust's assets. Under the Plan Asset Regulation, the term "equity interest" is defined as any interest in an entity other than an instrument that is treated as indebtedness under "applicable local law" and which has no "substantial equity features." Although the Plan Asset Regulation is silent with respect to the question of which law constitutes "applicable local law" for this purpose, Labor has stated that these determinations should be made under the state law governing interpretation of the instrument in question. In the preamble to the Plan Asset Regulation, Labor declined to provide a precise definition of what features are equity features or the circumstances under which such features would be considered "substantial," noting that the question of whether a Plan's interest has substantial equity features is an inherently factual one, but that in making a determination it would be appropriate to take into account whether the equity features are such that a Plan's investment would be a practical vehicle for the indirect provision of investment management services. It is believed that the Notes will be classified as indebtedness without substantial equity features for ERISA purposes. However, if the Notes are deemed to be equity interests in the Trust and no statutory, regulatory or administrative exemption applies, the Trust could be considered to hold plan assets by reason of a Plan's investment in the Notes.

REVIEW BY PLAN FIDUCIARIES

         Any Plan fiduciary considering whether to purchase any Notes on behalf of a Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Code to such investment. Among other things, before purchasing any Notes, a fiduciary of a Plan should make its own determination as to whether the Trust, as obligor on the Notes, is a party in interest with respect to the Plan, the availability of the exemptive relief provided in the Plan Asset Regulation and the availability of any other prohibited transaction exemptions. Purchasers should analyze whether the decision may have an impact with respect to purchases of the Notes.

                                    EXPERTS

         The consolidated balance sheets of __________ [and its subsidiaries] as of _______, 199__, and _______, 199__, and the related consolidated statements of income, changes in shareholder's equity, and cash flows for each of the three years in the period ended ________, 199__, incorporated by reference in this Prospectus Supplement, have been incorporated herein in reliance on the report of ___________, independent accountants, given on the authority of that firm as experts in accounting and auditing.


                             METHOD OF DISTRIBUTION

         Subject to the terms and conditions set forth in the Underwriting Agreement between the Depositor and the Underwriter (an affiliate of the Depositor), the Depositor has agreed to sell to the Underwriter, and the Underwriter has agreed to purchase from the Depositor, the Notes. [Distribution of the Notes will be made by the Underwriter from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the depositor with respect to the Notes are expected to be approximately $________, before deducting issuance expenses payable by the depositor, estimated to be $_______.] In connection with the sale of the Notes, the Underwriter may be deemed to have received compensation from the Depositor in the form of underwriting discounts.

         The Depositor has been advised by the Underwriter that it intends to make a market in the Notes but has no obligation to do so. There can be no assurance that a secondary market for the Notes will develop or, if it does develop, that it will continue.

         The Depositor [and the Originator] have agreed to indemnify the Underwriter against, or make contributions to the Underwriter with respect to, certain liabilities, including liabilities under the Securities Act of 1933, as amended.

                            LEGAL INVESTMENT MATTERS

         The Notes will not constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA"). Accordingly, many institutions with legal authority to invest in "mortgage related securities" may not be legally authorized to invest in the Notes.

         There may be restrictions on the ability of certain investors, including depository institutions, either to purchase the Notes or to purchase Notes representing more than a specified percentage of the investor's assets. Investors should consult their own legal advisors in determining whether and to what extent the Notes constitute legal investments for such investors.

                                 LEGAL MATTERS

         Certain legal matters will be passed upon on behalf of the Depositor and the Underwriter by Brown & Wood LLP, New York, New York, and on behalf of the Transferor by ________.

                                    RATINGS

         It is a condition to the issuance of the Notes that each Class of Notes be rated "Aaa" by Moody's Investors Service, Inc. and "AAA" by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

         The ratings on the Notes address the likelihood of the receipt by the holders of the Notes of all payments on the Loans to which they are entitled. The ratings on the Notes also address the structural, legal and Trust-related aspects of the Notes, including the nature of the Loans. In general, the ratings on the Notes address credit risk and not prepayment risk. The ratings on the Notes do not represent any assessment of the likelihood that principal prepayments of the Loans will be made by borrowers or the degree to which the rate of such prepayments might differ from that originally anticipated. As a result, the initial ratings assigned to the Notes do not address the possibility that holders of the Notes might suffer a lower than anticipated yield in the event of principal payments on the Notes resulting from rapid prepayments of the Loans, or in the event that the Trust is terminated prior to the Stated Maturity Date of the Classes of Notes.

         The Depositor has not requested ratings on the Notes from any rating agency other than the Rating Agencies. However, there can be no assurance as to whether any other rating agency will rate the Notes, or, if it does, what rating would be assigned by any such other rating agency. Any rating on the Notes by another rating agency, if assigned at all, may be lower than the ratings assigned to the Notes by the Rating Agencies.

         A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating. In the event that the ratings initially assigned to any of the Notes by the Rating Agencies are subsequently lowered for any reason, no person or entity is obligated to provide any additional support or credit enhancement with respect to such Notes.

                                 INDEX OF TERMS

Administrative Fee Amount...................................................31
Aggregate Note Balance......................................................29
Agreement...................................................................45
Available Funds.............................................................30
Available Funds Cap.........................................................28
Available Funds Cap Carry Forward Amount....................................28
Business Day................................................................45
Class Note Balance..........................................................29
Collection Account..........................................................39
Combined Loan-to-Value Ratio................................................17
correspondent originations..................................................17
CPR.........................................................................50
Cut-off Date Principal Balance..............................................12
Defective Loan..............................................................19
Deficiency Amount...........................................................45
Deposit Date................................................................31
Determination Date..........................................................30
direct originations.........................................................17
Event of Default............................................................36
Excess Cash.................................................................33
Fiscal Agent................................................................44
GAAP........................................................................46
Insured Payment.............................................................45
Interest Period.............................................................28
LIBOR Determination Date....................................................29
Liquidated Loan.............................................................30
Liquidation Proceeds........................................................31
Loan Rate...................................................................19
London business day.........................................................29
Modeling Assumptions........................................................50
Monthly Principal...........................................................29
Net Liquidation Proceeds....................................................31
Note Account................................................................31
Note Formula Rate...........................................................28
Note Interest...............................................................28
Note Interest Rate......................................................25, 28
Noteholder..................................................................45
Notes.......................................................................25
Notice......................................................................45
One Month LIBOR.............................................................28
Overcollateralization Amount................................................33
Overcollateralization Deficit...............................................34
Overcollateralization Surplus...............................................33
Paying Agent................................................................27
Payments Ahead..............................................................30
Percentage Interest.........................................................27
Pool Principal Balance......................................................12
portfolio acquisitions......................................................17
Preference Amount...........................................................45
Prepayment Assumption.......................................................50
Principal Balance.......................................................12, 29
Principal Prepayment........................................................30
Realized Loss...............................................................34
Redemption Date.............................................................35
Reference Bank Rate.........................................................29
Reference Banks.............................................................29
Release Price...............................................................19
Required Overcollateralization Amount.......................................33
SAP.........................................................................46
Servicer Event of Default...................................................41
Servicing Advance...........................................................43
Telerate Page 3-1750........................................................29
Trust Insurance Proceeds....................................................30
USAP........................................................................41

NO DEALER,  SALESMAN  OR OTHER  PERSON
HAS  BEEN   AUTHORIZED   TO  GIVE  ANY
INFORMATION    OR    TO    MAKE    ANY
REPRESENTATIONS   OTHER   THAN   THOSE
CONTAINED   IN  OR   INCORPORATED   BY
REFERENCE    IN    THIS     PROSPECTUS        HOME LOAN TRUST 199__-__
SUPPLEMENT OR THE  PROSPECTUS  AND, IF
GIVEN OR  MADE,  SUCH  INFORMATION  OR    $_______ CLASS A-1 ADJUSTABLE NOTES
REPRESENTATIONS  MUST  NOT  BE  RELIED
UPON. THIS  PROSPECTUS  SUPPLEMENT AND
THE  PROSPECTUS  DO NOT  CONSTITUTE AN       $_______ CLASS A-2 ___% NOTES
OFFER TO SELL OR A SOLICITATION  OF AN
OFFER TO BUY ANY SECURITIES OTHER THAN
THE SECURITIES  OFFERED HEREBY, NOR AN       $_______ CLASS A-3 ___% NOTES
OFFER OF THE  SECURITIES  IN ANY STATE
OR  JURISDICTION  IN WHICH,  OR TO ANY
PERSON TO WHOM,  SUCH  OFFER  WOULD BE       $_______ CLASS A-4 ___% NOTES
UNLAWFUL.   THE   DELIVERY   OF   THIS
PROSPECTUS     SUPPLEMENT    OR    THE
PROSPECTUS  AT ANY TIME DOES NOT IMPLY
THAT INFORMATION  HEREIN OR THEREIN IS
CORRECT AS OF ANY TIME  SUBSEQUENT  TO
ITS DATE. --------------                   FINANCIAL ASSET SECURITIES CORP.
                                                      (DEPOSITOR)


                                          -----------------------------------
                                                 PROSPECTUS SUPPLEMENT
                                          -----------------------------------



                                                     [GREENWICH LOGO]



                                                     __________, 199__

--------------------------------------------------------------------------------
The information in this prospectus supplement is not complete and may be changed. We may not sell these certificates until the registration statement filed with the Securities and Exchange commission (SEC) is effective. This prospectus supplement is not an offer to sell these certificates and it is not soliciting an offer to buy these certificates in any state where the offer or sale is not permitted.
--------------------------------------------------------------------------------


                 SUBJECT TO COMPLETION, DATED _____________ ___, ____

PROSPECTUS SUPPLEMENT
(TO PROSPECTUS DATED __________, 199__)

CONSIDER  CAREFULLY THE RISK FACTORS  BEGINNING ON
PAGE S-9 OF THIS PROSPECTUS SUPPLEMENT AND ON PAGE
14 OF THE PROSPECTUS.

The certificates represent obligations of the trust only and do not represent an interest in or obligation of Financial Asset Securities Corp.,
[_______] or any of their affiliates.

This prospectus supplement may be used to offer and sell the certificates only if accompanied by the prospectus.


                        FINANCIAL ASSET SECURITIES CORP.

                                    Depositor

       $________ (approximate) Class A, [ %] [Variable Pass-Through Rate] $________ (approximate) Class M, [ %] [Variable Pass-Through Rate] $________ (approximate) Class B, [ %] [Variable Pass-Through Rate]

                    Asset Backed Certificates, Series 199_-__

                The trust will issue [___] classes of certificates. Only the three classes of certificates identified above are being offered by this prospectus supplement and the accompanying prospectus.

                                THE CERTIFICATES

     -    The Class A certificates will be senior certificates.
     -    The Class M certificates will be mezzanine certificates.
     -    The Class B certificates will be subordinate certificates.
     - Each class of certificates will accrue interest at a rate equal to [one-month LIBOR plus a fixed margin, subject to certain limitations described in this prospectus supplement.

                           CREDIT ENHANCEMENT

     - Overcollateralization - Certain excess interest received from the mortgage loans in the trust will be applied as payments of principal on the offered certificates to establish and maintain a required level of overcollateralization.

     - Subordination - The mezzanine certificates and the subordinate certificates are subordinate in right of certain payments to the senior certificates. The Class B Certificates are subordinate to the mezzanine certificates.

     - Allocation of Losses - Certain losses may be allocated among the mezzanine and subordinate certificates in reverse order of seniority, which would reduce the principal balances of the certificates affected. Although the outstanding principal balance of the Class A Certificates will not be reduced as a result of realized losses, in some circumstances such losses may reduce the amount of principal ultimately paid to the holders of the Class A Certificates.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION (SEC) NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE SECURITIES OR DETERMINED THAT THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
The offered certificates are being offered by Greenwich Capital Markets, Inc. from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the depositor with respect to the offered certificates are expected to be approximately $_____________, before deducting issuance expenses payable by the depositor, estimated to be $___________. See "Method of Distribution" in this prospectus supplement. Delivery of the offered certificates will be made in book-entry form through the facilities of The Depository Trust Company, [Cedel Bank, societe anonyme, and the Euroclear System,] on or about __________________, 199__.

                               -------------------
                         GREENWICH CAPITAL MARKETS, INC.

                             ____________ __, 199__

TABLE OF CONTENTS
SUMMARY OF TERMS..........................................................S-3
RISK FACTORS..............................................................S-9
THE MORTGAGE POOL........................................................S-17
   General...............................................................S-17
   Mortgage Loan Statistics..............................................S-17
   Adjustable Rate Mortgage Loans........................................S-24
   The Index.............................................................S-30
UNDERWRITING STANDARDS...................................................S-30
THE MASTER SERVICER......................................................S-31
THE POOLING AND SERVICING AGREEMENT......................................S-33
   General...............................................................S-33
   Assignment of the Mortgage Loans......................................S-33
   Payments on Mortgage Loans; Deposits to
     Collection Account and Distribution Account.........................S-35
   Advances..............................................................S-36
   The Trustee...........................................................S-37
   Servicing and Other Compensation and Payment of Expenses..............S-38
   Voting Rights.........................................................S-38
   Amendment.............................................................S-39
   Termination...........................................................S-39
   [Optional Purchase of Defaulted Loans.................................S-39
   Events of Default.....................................................S-40
   Rights upon Event of Default..........................................S-40
DESCRIPTION OF THE CERTIFICATES..........................................S-40
   General...............................................................S-40
   Book-Entry Certificates...............................................S-41
   Priority of Distributions Among Certificates..........................S-46
   Allocation of Available Funds.........................................S-47
   Definitions...........................................................S-49
   Pass-Through Rates....................................................S-54
   Calculation of [One-Month LIBOR]......................................S-55
   Application of Allocable Loss Amounts.................................S-56
   [Excess Reserve Fund Account..........................................S-56
   Reports to Certificateholders.........................................S-57
YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS............................S-58
   Overcollateralization Provisions......................................S-60
   [Additional Information...............................................S-60
   Weighted Average Lives................................................S-61
USE OF PROCEEDS..........................................................S-62
CERTAIN MATERIAL FEDERAL INCOME TAX CONSEQUENCES.........................S-62
   Taxation of Regular Interests.........................................S-63
   Status of the Offered Certificates....................................S-64
   Non-U.S. Persons......................................................S-64
   Prohibited Transactions Tax and Other Taxes...........................S-65
   Backup Withholding....................................................S-65
STATE TAXES..............................................................S-66
ERISA CONSIDERATIONS.....................................................S-66
LEGAL INVESTMENT CONSIDERATIONS..........................................S-69
METHOD OF DISTRIBUTION...................................................S-69
LEGAL MATTERS............................................................S-70
RATINGS..................................................................S-70
INDEX OF DEFINED TERMS...................................................S-72
ANNEX I..................................................................A-1


                                SUMMARY OF TERMS

- THIS SUMMARY HIGHLIGHTS SELECTED INFORMATION FROM THIS DOCUMENT AND DOES NOT CONTAIN ALL OF THE INFORMATION THAT YOU NEED TO CONSIDER IN MAKING YOUR INVESTMENT DECISION. TO UNDERSTAND ALL OF THE TERMS OF AN OFFERING OF THE CERTIFICATES, READ CAREFULLY THIS ENTIRE DOCUMENT AND THE ACCOMPANYING PROSPECTUS.

- THIS SUMMARY PROVIDES AN OVERVIEW OF CERTAIN CALCULATIONS, CASH FLOW PRIORITIES AND OTHER INFORMATION TO AID YOUR UNDERSTANDING AND IS QUALIFIED BY THE FULL DESCRIPTION OF THESE CALCULATIONS, CASH FLOW PRIORITIES AND OTHER INFORMATION IN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS. SOME OF THE INFORMATION CONSISTS OF FORWARD-LOOKING STATEMENTS RELATING TO FUTURE ECONOMIC PERFORMANCE OR PROJECTIONS AND OTHER FINANCIAL ITEMS. FORWARD-LOOKING STATEMENTS ARE SUBJECT TO A VARIETY OF RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THE PROJECTED RESULTS. THOSE RISKS AND UNCERTAINTIES INCLUDE, AMONG OTHERS, GENERAL ECONOMIC AND BUSINESS CONDITIONS, REGULATORY INITIATIVES AND COMPLIANCE WITH GOVERNMENTAL REGULATIONS, AND VARIOUS OTHER MATTERS, ALL OF WHICH ARE BEYOND OUR CONTROL. ACCORDINGLY, WHAT ACTUALLY HAPPENS MAY BE VERY DIFFERENT FROM WHAT WE PREDICT IN OUR FORWARD-LOOKING STATEMENTS.


OFFERED CERTIFICATES

On the closing date, [_____________Trust] will issue [___] classes of certificates, three of which are being offered pursuant to this prospectus supplement and the accompanying prospectus. The assets of the trust that will support the certificates will consist of a pool of [fixed-rate] mortgage loans with a principal balance of approximately $ and [adjustable-rate] mortgage loans with a principal balance of approximately $ as of , 199 . [All of the adjustable rate mortgage loans are indexed to [six-month LIBOR], of which [ ]% have initial fixed rate periods. The mortgage loans will have original terms to maturity ranging from [ ] years to 30 years and will be secured by first or junior liens on one- to four-family residential properties.

Each class of certificates that is being offered will be book-entry securities clearing through DTC [(in the United States) or Cedel or Euroclear (in Europe)] in minimum denominations of $50,000.

OTHER CERTIFICATES

The trust will issue [two] additional classes of certificates. These certificates will be designated the [Class OC and] Class R Certificates and are not being offered to the public pursuant to this prospectus supplement and the prospectus. [The Class OC Certificates will not have an original principal certificate balance.] The Class R Certificates will have an original certificate principal balance of $[100].

See "The Mortgage Pool" and "Description of the Certificates-- General" and "Book-Entry Certificates" in this prospectus supplement and "The Trust Fund--The Mortgage" in the prospectus.

CUT-OFF DATE

__________ __, 199_

CLOSING DATE

On or about __________ __, 199_

THE DEPOSITOR

Financial Asset Securities Corp.
600 Steamboat Road
Greenwich, Connecticut   06830
(203) 625-2700

SELLER

[--------------------]

MASTER SERVICER

[--------------------]

TRUSTEE

[--------------------]


DESIGNATIONS

Each class of certificates will have different characteristics, some of which are reflected in the following general designations.

-        Offered Certificates
          Class A, Class M and Class B Certificates

-        Senior Certificates
          Class A Certificates

-        Mezzanine Certificates
          Class M Certificates

-        Subordinate Certificates
          Class B Certificates

-        Residual Certificates
          Class R Certificates

-        Book-Entry Certificates
          Class A, Class M and Class B Certificates

-        [Excess Reserve Fund Support Certificates
          Class OC Certificates]

-        Physical Certificates
          [Class OC and] Class R Certificates

DISTRIBUTION DATES

The trustee will make distributions on the certificates on the __th day of each calendar month beginning on ___________ __, 199_ to the holder of record of the certificates as of the business day preceding such date of distribution. If the __th day of a month is not a business day, then the distribution will be made on the next business day.

PAYMENTS ON THE CERTIFICATES

Interest Payments

The pass-through rate for each class of offered certificates will be calculated at the rates specified below, subject to the limitations described under "Description of the Certificates -- Pass-Through Rates" in this prospectus supplement:

Class A       [Index] + __ basis points
Class M       [Index] + __ basis points
Class B       [Index] + __ basis points

Interest payable on the certificates on a distribution date will accrue during the period commencing on the prior distribution date and ending on the day before the current distribution date. The first accrual period will begin on the Closing Date and end on _________ __, 199_. Interest will be calculated on the basis of the actual number of days included in the interest accrual period, based on a 360-day year.

See "Description of the Certificates" in this prospectus supplement.

Payment Priorities

On each distribution date, available funds in the trust will be paid in the following order of priority and subject to the limitations described under "Description of the Certificates--Allocation of Available Funds" in this prospectus supplement:

(i) to the Class A Certificates, as current interest and any previously unpaid interest;

(ii) as current interest sequentially to the Class M and Class B Certificates;

(iii)as principal of the Class A, Class M and Class B Certificates, in that order, to the extent such classes are entitled to receive distributions of principal, up to the aggregate amount received on account of principal of the mortgage loans;

(iv) as principal of the Class A, Class M and Class B Certificates, in that order, to the extent such classes are entitled to receive distributions of principal, up to the amount necessary to achieve the required levels of overcollateralization;

(v) as unpaid interest and reimbursement of certain previously allocated losses, if any, to the Class M and Class B Certificates;

[(vi)to the Class OC Certificates for deposit into a reserve account to cover shortfalls or required reserves, before being released to the Class OC Certificates;] and

(vi) any remaining amounts to the Class R Certificates.

See "Description of the Certificates" in this prospectus supplement.

ADVANCES

The Master Servicer will make cash advances with respect to delinquent payments of principal and interest to the extent the Master Servicer reasonably believes that the cash advances are recoverable from future payments on the related mortgage loans. Advances are intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

See  "The  Pooling  and  Servicing   Agreement-Advances"   in  this   prospectus
supplement.

OPTIONAL TERMINATION

The holder of the majority interest in the residual certificates may purchase all of the remaining assets of the trust after the principal balance of the mortgage loans and any real estate owned by the trust declines below 10% of the principal balance of the mortgage loans on [the Cut-off Date].

If the holder of the majority interest in the residual certificates does not exercise this option, then the Master Servicer will have the right to exercise this option. [If the option is not exercised, the offered certificates still outstanding will accrue interest at a higher rate.]

See "The Pooling and Servicing Agreement-Termination" and "Description of the Certificates -- Pass-Through Rates" in this prospectus supplement.

CREDIT ENHANCEMENT

The credit enhancements include overcollateralization, subordination and allocation of losses. These credit enhancements are designed to increase the likelihood that certificateholders with a higher payment priority will receive regular payments of interest and principal.

OVERCOLLATERALIZATION

The mortgage loans owned by the trust pay interest each month that in the aggregate is expected to exceed the amount needed to pay monthly interest on the offered certificates and certain fees and expenses of the trust. A portion of this excess interest applied to pay principal on the offered certificates, which reduces the principal balance of the certificates at a faster rate than the principal balance on the mortgage loans is being reduced. As a result, the aggregate principal balance of the mortgage loans is expected to exceed the aggregate principal balance of the offered certificates. This feature is referred to as "overcollateralization." The required level of overcollateralization may increase or decrease over time. We cannot assure you that sufficient interest will be generated by the mortgage loans to maintain the required level of overcollateralization.

See "Description of the Certificates" in this prospectus supplement.

SUBORDINATION AND ALLOCATION OF LOSSES

The Class A Certificates will have a payment priority over the mezzanine certificates and the subordinate certificates. The Class M Certificates will have a payment priority over the Class B Certificates.

Subordination is designed to provide the holders of certificates with a higher payment priority protection against losses up to a certain level that are realized when the unpaid principal balance on a mortgage loan exceeds the proceeds recovered upon the liquidation of that mortgage loan. Losses will first be applied to reduce the overcollateralization amount. Thereafter, loss protection is accomplished by allocating the realized losses first to the subordinate certificates, until the principal amount of the subordinate certificates is reduced to zero. Realized losses would then be allocated to the next most junior class of certificates, the Class M Certificates, until the principal amount of the Class M Certificates is reduced to zero. Although the outstanding principal balance of the Class A Certificates will not be reduced as a result of realized losses, in some circumstances such losses may reduce the amount of principal ultimately paid to the holders of the Class A Certificates.

See "Description of the Certificates" in this prospectus supplement.

RATINGS

It is a condition of the issuance of the offered certificates that they be assigned the following ratings by _____________ and _____________.

                        Rating            Rating
                        Agency            Agency
  Class                 Rating            Rating
---------           -------------       ----------
   A
   M
   B

A rating is not a recommendation to buy, sell or hold securities. These ratings may be lowered or withdrawn at any time by either of the rating agencies.

See "Ratings" in this prospectus supplement.

TAX STATUS

In the opinion of Brown & Wood LLP, for federal income tax purposes the trust will include [multiple segregated asset pools]. An election will be made to treat [each] pool as a [separate] "real estate mortgage investment conduit" ("REMIC"). Certain classes of certificates that are designated as the regular certificates will constitute "regular interests" in the [Master] REMIC. The Class R Certificates will represent the sole class of "residual interests" in the [Master] REMIC. [The class of certificates designated as the residual certificates will represent the sole class of residual interests in each subsidiary REMIC.]

[The offered certificates will also represent the right to receive payments from the excess reserve fund account. The excess reserve fund account will be treated as an "outside reserve fund" and the right to receive payments from such account will be treated as an interest rate cap agreement for federal income tax purposes. Beneficial owners of the offered certificates will be treated for federal income tax purposes as having purchased an undivided beneficial interest in a regular interest in the [Master] REMIC and as having acquired rights under an interest rate cap agreement, both to the extent of the owner's proportionate interest in the offered certificates. A certificateholder generally will recognize ordinary income equal to such certificateholder's proportionate share of interest and original issue discount, if any, accrued on the offered certificates and will take into account a proportionate share of any payments received under the interest rate cap agreement. A certificateholder's income derived from payments received under the interest rate cap agreement generally must be accounted for under the notional principal contract regulations.]

See "Certain Material Federal Income Tax Consequences" in this prospectus supplement and "Certain Material Federal Income Tax Considerations" in the prospectus.

ERISA CONSIDERATIONS

It is expected that the Class A Certificates may be purchased by a pension or other employee benefit plan subject to the Employee Retirement Income Security Act of 1974 or section 4975 of the Internal Revenue Code of 1986, so long as certain conditions are met. A fiduciary of an employee benefit plan must determine that the purchase of a certificate is consistent with its fiduciary duties under applicable law and does not result in a non-exempt prohibited transaction under applicable law.

See "ERISA Considerations" in this prospectus supplement and in the prospectus.

LEGAL INVESTMENT

Because certain of the mortgage loans are secured by junior liens, the certificates will not be "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

See "Legal Investment Considerations" in this prospectus supplement and "Legal Investment" in the prospectus.


                                  RISK FACTORS

         THE FOLLOWING INFORMATION, WHICH YOU SHOULD CAREFULLY CONSIDER, IDENTIFIES CERTAIN SIGNIFICANT SOURCES OF RISK ASSOCIATED WITH AN INVESTMENT IN THE CERTIFICATES. YOU SHOULD ALSO CAREFULLY CONSIDER THE INFORMATION SET FORTH UNDER "RISK FACTORS" IN THE PROSPECTUS.

UNPREDICTABILITY
OF PREPAYMENTS AND
EFFECT ON YIELDS........................Borrowers  may  prepay  their   mortgage
                                        loans in  whole or in part at any  time.
                                        We  cannot  predict  the  rate at  which
                                        borrowers   will  repay  their  mortgage
                                        loans. A prepayment of a mortgage loan generally will result in a prepayment on the certificates.

                                    -        If you purchase  your  certificates
                                             at  a  discount  and  principal  is
                                             repaid slower than you  anticipate,
                                             then your  yield may be lower  than
                                             you anticipate.

                                    -        If you purchase  your  certificates
                                             at  a  premium  and   principal  is
                                             repaid faster than you  anticipate,
                                             then your  yield may be lower  than
                                             you anticipate.

                                    -        The  rate  of  prepayments  on  the
                                             mortgage loans will be sensitive to
                                             prevailing      interest     rates.
                                             Generally,  if prevailing  interest
                                             rates decline  significantly  below
                                             the    interest    rates   on   the
                                             fixed-rate  mortgage  loans,  those
                                             mortgage  loans are more  likely to
                                             prepay  than  if  prevailing  rates
                                             remain above the interest  rates on
                                             such mortgage  loans.  In addition,
                                             if    interest    rates    decline,
                                             adjustable-rate    mortgage    loan
                                             prepayments may increase due to the
                                             availability of fixed-rate mortgage
                                             loans  at  lower  interest   rates.
                                             Conversely,  if prevailing interest
                                             rates   rise   significantly,   the
                                             prepayments   on   fixed-rate   and
                                             adjustable-rate  mortgage loans are
                                             likely to decrease.

                                    -        [____% of the principal  balance of
                                             the mortgage  loans on [the Cut-off
                                             Date] are "balloon  loans." Balloon
                                             loans    generally    provide   for
                                             scheduled   monthly   payments   of
                                             principal  up to  the  ___th  month
                                             with a final  lump sum  payment  in
                                             the  ___th  month.  This  lump  sum
                                             payment  is  substantially   larger
                                             than   the    previous    scheduled
                                             payments.  Having  balloon loans in
                                             the trust may cause the  prepayment
                                             rate to  vary  more  than if  there
                                             were no balloon loans,  because the
                                             borrower  generally  must refinance
                                             the  mortgage   loan  or  sell  the
                                             mortgaged property prior to payment
                                             of the  lump  sum  on the  maturity
                                             date.]

                                        [Some of the mortgage  loans require the
                                            mortgagor  to pay a  penalty  if the
                                            mortgagor  prepays the mortgage loan
                                            during  periods  ranging  from  [six
                                            months]  to [five  years]  after the
                                            mortgage  loan  was  originated.   A
                                            prepayment  penalty may discourage a
                                            borrower from prepaying the mortgage
                                            loan during the applicable period.]

                                        The Seller may be  required  to purchase
                                            mortgage loans from the trust due to
                                            certain breaches of  representations
                                            and  warranties  that  have not been
                                            cured. These purchases will have the
                                            same  effect on the  holders  of the
                                            offered certificates as a prepayment
                                            of the mortgage loans.

                                        So  long  as  the  overcollateralization
                                            level  remains  greater  than  zero,
                                            liquidations  of defaulted  mortgage
                                            loans  will have the same  effect on
                                            holders of the Offered  Certificates
                                            as  a  prepayment   of  the  related
                                            mortgage loans.

                                        If  the rate of  default  and the amount
                                            of losses on the  mortgage  loans is
                                            higher  than you  expect,  then your
                                            yield may be lower than you expect.

                                        See  "Yield,   Prepayment  and  Maturity
                                        Considerations"   in   this   prospectus
                                        supplement for a description of factors that may influence the rate and timing of prepayments on the mortgage loans.

POTENTIAL INADEQUACY
OF CREDIT ENHANCEMENT...................The  certificates are not insured by any financial guaranty insurance policy. The overcollateralization, subordination and allocation of loss features described in the summary are intended to enhance the likelihood that holders of the Class A

                                        Certificates   will  receive  regular
                                        payments of interest and principal.

                                        If  delinquencies  or defaults  occur on
                                        the mortgage  loans,  neither the Master
                                        Servicer   nor  any  other  entity  will
                                        advance  scheduled  monthly  payments of
                                        interest and  principal on delinquent or
                                        defaulted   mortgage   loans   if   such
                                        advances are not likely to be recovered.
                                        We cannot assure you that the applicable credit enhancement will adequately cover any shortfalls in cash available to pay your certificates as a result of such delinquencies or defaults.

                                        If substantial  losses occur as a result
                                        of defaults and  delinquent  payments on
                                        the    mortgage    loans,     investors,
                                        particularly     investors     in    the
                                        subordinate certificates, may lose their initial investment.

OVERCOLLATERALIZATION...................Because  the  weighted  average  of  the interest  rates on the mortgage loans is
                                        expected to be higher than the  weighted
                                        average  of the  interest  rates  on the
                                        certificates,  the  mortgage  loans  are
                                        expected to generate  more interest than
                                        is  needed to pay  interest  owed on the
                                        certificates as well as certain fees and
                                        expenses  of the  trust.  Any  remaining
                                        interest will then be used to compensate
                                        for losses  that  occur on the  mortgage
                                        loans. After these financial obligations
                                        of the trust are covered,  the available
                                        excess  interest  will be used to create
                                        and maintain  overcollateralization.  We
                                        cannot assure you, however,  that enough
                                        excess  interest  will be  generated  to
                                        maintain the overcollateralization level
                                        required  by the  rating  agencies.  The
                                        factors  described below will affect the
                                        amount  of  excess   interest  that  the
                                        mortgage loans will generate.

                                        -   Every  time  a   mortgage   loan  is
                                            prepaid,   excess  interest  may  be
                                            reduced  because the  mortgage  loan
                                            will no  longer be  outstanding  and
                                            generating  interest or, in the case
                                            of a  partial  prepayment,  will  be
                                            generating less interest.

                                        -   Every  time  a   mortgage   loan  is
                                            liquidated  or written  off,  excess
                                            interest  will  be  reduced  because
                                            such  mortgage  loans will no longer
                                            be   outstanding    and   generating
                                            interest.

                                        -   If   the  rates   of  delinquencies,
                                            defaults  or losses on the  mortgage
                                            loans  turn  out to be  higher  than
                                            expected,  excess  interest  will be
                                            reduced by the amount  necessary  to
                                            compensate  for  any  shortfalls  in
                                            cash  available  on such date to pay
                                            certificateholders.

                                        -   The mortgage  loans have  rates that
                                            are fixed or that adjust based on an
                                            index  that is  different  from  the
                                            index used to determine rates on the
                                            certificates.  As a result, interest
                                            rates   on  the   certificates   may
                                            increase  relative to interest rates
                                            on  the  mortgage  loans,  requiring
                                            that more of the interest  generated
                                            by the mortgage  loans be applied to
                                            cover interest on the certificates.

SUBORDINATION...........................When  certain  classes  of  certificates provide  credit  enhancement  for  other
                                        classes  of  certificates,  this form of
                                        credit  enhancement  is  referred  to as
                                        "subordination."   For  any   particular
                                        class, "related junior class" means the class that is subordinate to such class. The order of seniority, beginning with the most senior class, is Class A, Class M and Class B.

                                        Credit  enhancement  is provided for the
                                        certificates  first by the  right of the
                                        holders    of    certain    classes   of
                                        certificates to receive certain payments
                                        of interest  prior to the related junior
                                        classes   and   certain    payments   of
                                        principal  prior to the  related  junior
                                        classes. This form of credit enhancement
                                        is provided  solely from  collections on
                                        the mortgage loans otherwise  payable to
                                        the  holders  of  the   related   junior
                                        classes.   Credit  enhancement  also  is
                                        provided by the  allocation  of realized
                                        losses  first  to  the  related   junior
                                        classes.  Accordingly,  if the aggregate
                                        principal  balance of the related junior
                                        classes  were  to be  reduced  to  zero,
                                        delinquencies   and   defaults   on  the
                                        mortgage  loans would  reduce the amount
                                        of funds available for monthly  payments
                                        to    holders    of    the     remaining
                                        certificates.

                                        See "Description of the Certificates" in this prospectus supplement and "Credit Enhancement -- Subordination" in the prospectus.

[RISK OF LIMITATIONS
TO ADJUSTMENTS OF
THE LOAN RATES..........................The offered certificates accrue interest
                                        at  pass-through   rates  based  on  the
                                        [one-month LIBOR] index plus a specified
                                        margin, but are subject to certain caps.
                                        The  caps  on   interest   paid  on  the
                                        certificates  are based on the  weighted
                                        average  of the  interest  rates  on the
                                        mortgage  loans  in  the  trust  net  of
                                        certain   trust   expenses.   The  trust
                                        includes         [fixed-rate]        and
                                        [adjustable-rate   mortgage  loans  with
                                        rates  that are based on the  [six-month
                                        LIBOR]   index].   The   adjustable-rate
                                        mortgage loans have periodic and maximum
                                        limitations   on   adjustments   to  the
                                        mortgage  loan  rate.  As a result,  the
                                        offered  certificates  may  accrue  less
                                        interest than they would accrue if their
                                        rates were based solely on the one-month
                                        LIBOR index plus the  specified  margin.
                                        If this circumstance occurred, the value
                                        of  the  offered   certificates  may  be
                                        temporarily or permanently reduced.

                                                 A  variety  of  factors   could
                                        limit  the  pass-through  rates  on  the
                                        offered   certificates   in   a   rising
                                        interest rate environment. Some of these factors are described below.

                                        -   The   trust   includes    fixed-rate
                                            mortgage  loans on which the rate of
                                            interest does not adjust.

                                        -   The   trust   includes    fixed-rate
                                            mortgage  loans on which the rate of
                                            interest does not adjust.

                                        -   The  [one-month  LIBOR]  index  used
                                            to calculate the pass-through  rates
                                            on  the  offered   certificates   is
                                            different  from  the  index  used to
                                            calculate  the  loan  rates  on  the
                                            adjustable-rate  mortgage  loans  in
                                            the trust.

                                        -   The   pass-through    rates   adjust
                                            monthly  while the loan rates on the
                                            adjustable-rate    mortgage    loans
                                            adjust  less  frequently,  [and some
                                            adjustable-rate  mortgage loans have
                                            initial fixed rate periods of [ ] to
                                            [ ]  years  following  the  date  of
                                            origination.]

                                        -   It  is possible  that interest rates
                                            on  the   adjustable-rate   mortgage
                                            loans  may  decline  while  interest
                                            rates on the certificates are stable
                                            or rising.  It is also possible that
                                            interest    rates    on   both   the
                                            adjustable-rate  mortgage  loans and
                                            the   certificates  may  decline  or
                                            increase during the same period, but
                                            that  the  interest   rates  on  the
                                            certificates may decline more slowly
                                            or increase more rapidly.

                                        These factors may  adversely  affect the
                                        yields  to   maturity   on  the  offered
                                        certificates.]

PREPAYMENT INTEREST
SHORTFALLS..............................When a mortgage loan is prepaid in full, the borrower is charged interest only up
                                        to the  date on which  payment  is made,
                                        rather  than for an entire  month.  This
                                        may result in a  shortfall  in  interest
                                        collections available for payment on the
                                        next  distribution   date.  [The  Master
                                        Servicer is required to cover a portion of the shortfall in interest collections that are attributable to prepayments, but only up to the Master Servicer's servicing fee for the related one-month accrual period.]

UNDERWRITING STANDARDS AND
DEFAULT RISKS...........................The mortgage  loans were  originated  by
                                        [various originators], [none of which is
                                        affiliated  with  the  Depositor].  [The
                                        originators'  underwriting standards are
                                        primarily  intended  to assess the value
                                        of  the   mortgaged   property  and  the
                                        adequacy of that  property as collateral
                                        for the mortgage loan.  The  originators
                                        provide loans primarily to borrowers who
                                        do not qualify for loans  conforming  to
                                        Fannie Mae and Freddie  Mac  guidelines.
                                        Many   of  the   mortgage   loans   were
                                        originated   pursuant   to   alternative
                                        documentation  programs.   Consequently,
                                        the  mortgage  loans  in the  trust  are
                                        likely   to   experience   substantially
                                        higher rates of delinquency, foreclosure
                                        and   bankruptcy   than  mortgage  loans
                                        underwritten   in  a  more   traditional
                                        manner.]

RISKS OF EARLY DEFAULT..................Defaults on mortgage loans are generally expected to occur more frequently in the early years of the terms of mortgage loans. [Many of] the mortgage loans in the trust were originated [within twelve months prior to ________ __, 199_.]

[HIGH LTV RATIOS........................Mortgage loans with higher loan-to-value ratios or combined loan-to-value ratios may present a greater risk of loss than mortgage loans with loan-to-value ratios of 80% or below. Approximately [_____]% of the mortgage loans in the trust, based on the initial pool principal balance, had a loan-to-value ratio or combined loan-to-value ratio in excess of 80% at origination.]

GEOGRAPHIC CONCENTRATION................The following chart reflects the [_____]
                                        states with highest concentrations of mortgage loans in the trust based on the initial pool principal balance.

                                                         [Table]

                                        In addition, the conditions below will have a disproportionate impact on the mortgage loans in general.

                                        -   Economic     conditions     in
                                            [___________]  (which may or may not
                                            affect  real  property  values)  may
                                            affect the ability of  borrowers  to
                                            repay their loans on time.

                                        -   Declines    in    the     [_______,
                                            ________, and _________] residential
                                            real  estate  markets may reduce the
                                            values  of  properties   located  in
                                            those states,  which would result in
                                            an  increase  in  the  loan-to-value
                                            ratios.

                                        -   Any  increase  in  the market  value
                                            of  properties  located in [_______,
                                            ________,   and   _________]   would
                                            reduce the loan-to-value  ratios and
                                            could,  therefore,  make alternative
                                            sources of  financing  available  to
                                            the  borrowers  at  lower   interest
                                            rates,  which  could  result  in  an
                                            increased  rate of prepayment of the
                                            mortgage loans.

CERTIFICATES MAY NOT BE
APPROPRIATE FOR CERTAIN
INVESTORS...............................The offered  certificates  may not be an appropriate investment for investors who do not have sufficient resources or expertise to evaluate the particular characteristics of the applicable class of offered certificates. This may be the case because, among other things:

                                        -   The  yield  to  maturity  of offered
                                            certificates  purchased  at a  price
                                            other than par will be  sensitive to
                                            the  uncertain  rate and  timing  of
                                            principal    prepayments    on   the
                                            mortgage loans.

                                        -   The    rate    of     principal
                                            distributions  on and  the  weighted
                                            average   lives   of   the   offered
                                            certificates  will be  sensitive  to
                                            the  uncertain  rate and  timing  of
                                            principal    prepayments    on   the
                                            mortgage  loans and the  priority of
                                            principal payments among the classes
                                            of  certificates.   Therefore,   the
                                            offered   certificates   may  be  an
                                            inappropriate  investment if you are
                                            an investor  that requires a payment
                                            of a particular  amount of principal
                                            on a specific  date or an  otherwise
                                            predictable stream of payments.

                                        -   You  may  be  unable  to  reinvest
                                            amounts  received as principal on an
                                            offered   certificate   at  a   rate
                                            comparable to the pass-through  rate
                                            applicable  to the  certificate.  In
                                            general,  principal  prepayments are
                                            expected   to  be   greater   during
                                            periods of  relatively  low interest
                                            rates.

                                        -   A market for resale of the offered
                                            certificates   may  not  develop  or
                                            provide    certificateholders   with
                                            liquidity of investment.

                                        You should also  carefully  consider the
                                        further  matters   discussed  under  the
                                        heading "Yield,  Prepayment and Maturity
                                        Considerations"   in   this   prospectus
                                        supplement  and under the heading  "Risk
                                        Factors" in the prospectus.

YEAR 2000 SYSTEMS RISK..................In the event that the  computer  systems of the Trustee  and the Master  Servicer
                                        fail  to be  year  2000  compliant,  the
                                        resulting  potential  disruptions in the
                                        collection  or   distribution  of  funds
                                        could adversely affect your investment.

LIQUIDITY...............................Greenwich Capital Markets,  Inc. intends
                                        to  make  a  secondary   market  in  the
                                        classes   of    certificates    actually
                                        purchased   by   it,   but   it  has  no
                                        obligation   to  do  so.   There  is  no
                                        assurance  that such a secondary  market
                                        will develop or, if it develops, that it
                                        will continue. Consequently, you may not
                                        be  able  to  sell   your   certificates
                                        readily or at prices that will enable you to realize your desired yield. The market values of the certificates are likely to fluctuate; these fluctuations may be significant and could result in significant losses to you.

                                        The   secondary   markets  for  mortgage
                                        backed   securities   have   experienced
                                        periods  of   illiquidity   and  can  be
                                        expected   to  do  so  in  the   future.
                                        Illiquidity can have a severely  adverse
                                        effect on the prices of securities  that
                                        are especially  sensitive to prepayment,
                                        credit,  or interest  rate risk, or that
                                        have   been   structured   to  meet  the
                                        investment   requirements   of   limited
                                        categories of investors.


                                THE MORTGAGE POOL

A.       GENERAL

         [____________] (the "TRUST FUND") will consist of a pool of closed-end, [fixed-rate and adjustable-rate] mortgage loans (the "MORTGAGE POOL") secured by conventional, one- to four-family, first or junior lien mortgage loans having original terms to maturity ranging from [_] to 30 years (the "MORTGAGE Loans"). All Mortgage Loan statistics set forth herein are based on principal balances, interest rates, terms to maturity, mortgage loan counts and similar statistics as of __________ ___, 199_ (the "CUTOFF DATE"), unless indicated to the contrary herein. All weighted averages specified herein are weighted based on the principal balances of the Mortgage Loans as of the Cut-Off Date (the "CUTOFF DATE PRINCIPAL BALANCE"). References to percentages of the Mortgage Loans mean percentages based on the aggregate of the principal balances of the Mortgage Loans (the "POOL PRINCIPAL BALANCE") as of the Cutoff Date, unless otherwise specified.

         The description in this Prospectus Supplement of the Mortgage Pool and the Mortgaged Properties (as defined herein) is based upon the Mortgage Pool as constituted at the close of business on the Cut-off Date, as adjusted for the principal payments received on or before such date. Prior to the issuance of the Certificates by the Trust, Mortgage Loans may be removed from the Mortgage Pool as a result of incomplete documentation or otherwise, if Financial Asset Securities Corp. (the "DEPOSITOR") deems such removal necessary or desirable, and may be prepaid at any time. A limited number of other mortgage loans may be included in the Mortgage Pool prior to the issuance of the Certificates unless including such mortgage loans would materially alter the characteristics of the Mortgage Pool as described herein. The Depositor believes that the information set forth herein will be representative of the characteristics of the Mortgage Pool as it will be constituted at the time the Certificates are issued, although the range of the interest rates on the individual Mortgage Loans (the "MORTGAGE RATES") and maturities and certain other characteristics of the Mortgage Loans may vary.

B.       MORTGAGE LOAN STATISTICS

         The Mortgage Pool will consist of approximately [________] conventional, [fixedrate and adjustable-rate] Mortgage Loans secured by first or junior liens on residential real property (the "MORTGAGED PROPERTY"). The Mortgage Loans have original terms to maturity ranging from [___] years to 30 years. The Mortgage Pool consists of [fixed rate Mortgage Loans (the "FIXED RATE MORTGAGE LOANS")], which will consist of approximately [________] Mortgage Loans having an aggregate principal balance as of the Cut-off Date of approximately $[__________] and [adjustablerate Mortgage Loans (the "ADJUSTABLE RATE MORTGAGE LOANS")], which will consist of approximately [_______] Mortgage Loans having an aggregate principal balance as of the Cutoff Date of approximately $[___________], in each case after application of payments of principal due on or before the Cutoff Date whether or not received, and in each case subject to a permitted variance of plus or minus [5]%. [Each Adjustable Rate Mortgage Loan provides for [semiannual] adjustment to the mortgage rate thereon based on [sixmonth London interbank offered rates for United States dollar deposits] (the "INDEX") and for corresponding adjustments to the monthly payment amount due thereon, in each case subject to the limitations described under "--Adjustable Rate Mortgage Loans" herein; provided that in the case of [_____]% of the Adjustable Rate Mortgage Loans, the first adjustment for such Mortgage Loan will occur after an initial period of [___] years, by aggregate principal balance of the Adjustable Rate Mortgage Loans as of the Cut-off Date (each such Mortgage Loan described in this proviso, a "DELAYED FIRST ADJUSTMENT MORTGAGE LOAN").]

         The Mortgage Loans are secured by first or junior mortgages or deeds of trust or other similar security instruments (each, a "MORTGAGE") creating first liens on one to fourfamily residential properties consisting of detached or semidetached one to fourfamily dwelling units and individual condominium units. [Approximately [______]% of the Mortgage Loans had a LoantoValue Ratio at origination in excess of 80%. Approximately [___]% of the Mortgage Loans had a LoantoValue Ratio at origination exceeding 90.00%.] There can be no assurance that the LoantoValue Ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original LoantoValue Ratio. The Mortgage Loans have scheduled monthly payments due on [the first day of the month] (with respect to each Mortgage Loan, a "DUE DATE"), [except for approximately [____]% of the Mortgage Loans which have Due Dates on other dates during the month.] [Each Mortgage Loan will contain a customary "due-on-sale" clause.]

         [Approximately [_____]% of the Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. Generally, each such Mortgage Loan provides for payment of a prepayment charge on certain partial prepayments and all prepayments in full made within [______] from the date of origination of such Mortgage Loan. The amount of the prepayment charge is provided in the related Mortgage Note and is generally equal to [______].

         [___] Fixed Rate Mortgage Loans comprising approximately [____]% of the Pool Principal Balance as of the Cutoff Date are balloon payment mortgage loans (each, a "BALLOON LOAN"). Each Balloon Loan amortizes over [360] months, but the final payment (the "BALLOON PAYMENT") on each Balloon Loan is due and payable on the Due Date of the [___]th month. The amount of the Balloon Payment on each Balloon Loan is substantially in excess of the amount of the scheduled monthly payment on the Mortgage Loan for the period prior to the Due Date of such Balloon Payment.

         Each Mortgage Loan had a Loan Rate of not less than [___]% per annum and not more than [_____]% per annum and as of the Cutoff Date the weighted average Loan Rate was approximately [____]% per annum.

         The weighted average remaining term to maturity of the Mortgage Loans will be approximately [___] months as of the Cutoff Date. [None of the Mortgage Loans will have a first Due Date prior to __________ __, 19__ or after ___________ __, 199_ or will have a remaining term to maturity of less than [___] months or greater than 30 years as of the Cutoff Date.] The month of the latest maturity date of any Mortgage Loan is ___________ 20__].

         The average principal balance of the Mortgage Loans at origination was approximately $[________]. The average principal balance of the Mortgage Loans as of the Cutoff Date was approximately $[_________].

         No Mortgage Loan had a principal balance as of the Cutoff Date of greater than approximately $[____________] or less than approximately $[_______]. The Mortgage Loans are expected to have the following characteristics as of the Cutoff Date (the sum in any column may not equal the total indicated due to rounding):


                                  PRINCIPAL BALANCES OF THE MORTGAGE LOANS AS OF THE CUTOFF DATE(1)
          PRINCIPAL BALANCE ($)                 NUMBER OF        PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                              MORTGAGE LOANS     OUTSTANDING AS OF      BALANCE OUTSTANDING AS OF
                                                                  THE CUT-OFF DATE           THE CUT-OFF DATE

-------------------------------------------------------------------------------------------------------------------
                                                                $                                      %

                                              ---------------   ---------------------   ---------------------------
                                              ===============   =====================   ===========================
     Total................................                      $                               100.00%
                                              ===============   =====================   ===========================

----------------------
(1) The average  principal  balance of the Mortgage Loans as of the Cut-off Date was $[______].







               ORIGINAL TERMS TO MATURITY OF THE MORTGAGE LOANS(1)

ORIGINAL TERM (MONTHS)                    NUMBER                PRINCIPAL BALANCE             % OF AGGREGATE
                                    OF MORTGAGE LOANS           OUTSTANDING AS OF           PRINCIPAL BALANCE
                                                                THE CUT-OFF DATE            OUTSTANDING AS OF
                                                                                             THE CUT-OFF DATE
-------------------------------     -------------------      ------------------------     -----------------------

                                                                              $                           %





                                    -------------------      ========================     -----------------------
     Total...................                                                 $                    100.00%

                                    ===================      ========================     =======================




-------------------

(1) The weighted average original term to maturity of the Mortgage Loans was [___] months.



                      PROPERTY TYPES OF THE MORTGAGE LOANS

        PROPERTY TYPE                     NUMBER                PRINCIPAL BALANCE         % OF AGGREGATE
                                       OF MORTGAGE              OUTSTANDING AS OF         PRINCIPAL BALANCE
                                          LOANS                 THE CUT-OFF DATE          OUTSTANDING AS OF
                                                                                          THE CUT-OFF DATE
-------------------------------     -------------------      ------------------------     -----------------------
                                                                                                        %

2-4 Units....................                                                $

Condominium..................

Manufactured Housing.........

PUD..........................

Single Family Detached.......

 Unknown.....................

                                    -------------------      ------------------------     -----------------------
                                    ===================      ========================     =======================
     Total...................                                                $                    100.00%

                                    ===================      ========================     =======================




                                               OCCUPANCY STATUS OF THE MORTGAGE LOANS

OCCUPANCY STATUS                          NUMBER                PRINCIPAL BALANCE             % OF AGGREGATE
                                    OF MORTGAGE LOANS           OUTSTANDING AS OF           PRINCIPAL BALANCE
                                                                 THE CUT-OFF DATE           OUTSTANDING AS OF
                                                                                             THE CUT-OFF DATE
-------------------------------     -------------------      -------------------------    -----------------------
Investor.....................                                                $                           %
Primary......................
Second Home..................

                                    -------------------      -------------------------    -----------------------
                                    ===================      =========================    =======================
     Total...................                                                $                    100.00%
                                    ===================      =========================    =======================


                                                    PURPOSE OF THE MORTGAGE LOANS

           PURPOSE                        NUMBER                PRINCIPAL BALANCE             % OF AGGREGATE
                                       OF MORTGAGE              OUTSTANDING AS OF           PRINCIPAL BALANCE
                                          LOANS                 THE CUT-OFF DATE            OUTSTANDING AS OF
                                                                                             THE CUT-OFF DATE
-------------------------------     -------------------      ------------------------     -----------------------
Equity Refinance.............                                               $                             %

Purchase.....................

Rate/Term Refinance..........

                                    -------------------      ------------------------     -----------------------
                                    ===================      ========================     =======================
     Total...................                                               $                      100.00%
                                    ===================      ========================     =======================


                      LOAN RATES OF THE MORTGAGE LOANS (1)

        LOAN RATE (%)                     NUMBER                PRINCIPAL BALANCE             % OF AGGREGATE
                                    OF MORTGAGE LOANS           OUTSTANDING AS OF           PRINCIPAL BALANCE
                                                                THE CUT-OFF DATE            OUTSTANDING AS OF
                                                                                             THE CUT-OFF DATE
-------------------------------     -------------------      ------------------------     -----------------------
                                                                             $                            %









                                    -------------------      ------------------------     -----------------------
                                    ===================      ========================     =======================
 Total.......................                                                $                     100.00%
                                    ===================      ========================     =======================

------------------
(1) The weighted average Loan Rate of the Mortgage Loans as of the Cut-off Date was [____]%.



                                       ORIGINAL LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOANS(1)

     ORIGINAL LOAN-TO-VALUE RATIO(%)               NUMBER            PRINCIPAL BALANCE         % OF AGGREGATE
                                              OF MORTGAGE LOANS      OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                                     THE CUT-OFF DATE         OUTSTANDING AS OF
                                                                                              THE CUT-OFF DATE
-------------------------------------------   ------------------   ----------------------    --------------------
                                                                                  $                       %


                                              ------------------   ----------------------    --------------------
                                              ==================   ======================    ====================
   Total.......................                                                   $               100.00%
                                              ==================   ======================    ====================

------------------
(1) The weighted average original Loan-to-Value Ratio of the Mortgage Loans was [_____]%.




               GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

LOCATION                                           NUMBER            PRINCIPAL BALANCE         % OF AGGREGATE
                                              OF MORTGAGE LOANS      OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                                     THE CUT-OFF DATE         OUTSTANDING AS OF
                                                                                              THE CUT-OFF DATE
-------------------------------------------   ------------------   ----------------------    --------------------
                                                                                $                        %



                                              ------------------   ----------------------    --------------------
 Total...................................                                       $                100.00%
                                              ==================   ======================    ====================

-------------------



                    DOCUMENTATION LEVEL OF THE MORTGAGE LOANS

DOCUMENTATION LEVEL                                NUMBER            PRINCIPAL BALANCE         % OF AGGREGATE
                                              OF MORTGAGE LOANS      OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                                     THE CUT-OFF DATE         OUTSTANDING AS OF
                                                                                              THE CUT-OFF DATE
-------------------------------------------   ------------------   ----------------------    --------------------
Full Documentation.......................                                       $                          %

Stated Documentation.....................

Full/ALT Documentation...................

Lite Documentation.......................

Simple Documentation.....................

Unknown..................................

No Income Verification...................

Reduced Documentation....................

No Ratio Verification....................

                                              ------------------   ----------------------    --------------------
                                              ==================   ======================    ====================
     Total...............................                                       $                  100.00 %
                                              ==================   ======================    ====================


                              PREPAYMENT CHARGES(1)

                  MONTHS                           NUMBER            PRINCIPAL BALANCE         % OF AGGREGATE
                                              OF MORTGAGE LOANS      OUTSTANDING AS OF        PRINCIPAL BALANCE
                                                                     THE CUT-OFF DATE         OUTSTANDING AS OF
                                                                                              THE CUT-OFF DATE
-------------------------------------------   ------------------   ----------------------    --------------------
                                                                                $                          %








                                              ------------------   ----------------------    --------------------
     Total...............................                                       $                  100.00%
                                              ==================   ======================    ====================

--------------------

(1) Prepayment charges are assessed on any Mortgage Loans prepaid in full or in part within the specified number of months.



                                          LOAN RATES OF THE FIXED RATE MORTGAGE LOANS(1)

           LOAN RATE (%)                    NUMBER               PRINCIPAL BALANCE               % OF AGGREGATE
                                          OF MORTGAGE            OUTSTANDING AS OF              PRINCIPAL BALANCE
                                             LOANS                THE CUT-OFF DATE                OF FIXED RATE
                                                                                                MORTGAGE LOANS
                                                                                               OUTSTANDING AS OF
                                                                                                THE CUT-OFF DATE
------------------------------------    ----------------     ---------------------------     ------------------------
                                                                              $                              %



                                        ----------------     ---------------------------     ------------------------
                                        ================     ===========================     ========================
    Total...............................                     $                                     100.00%
                                        ================     ===========================     ========================

--------------------

(1) The weighted average Loan Rate of the Fixed Rate Mortgage Loans as of the Cut-off Date was [_______]% per annum.

ADJUSTABLE RATE MORTGAGE LOANS

         Each Adjustable Rate Mortgage Loan provides for [semiannual] adjustment to the Loan Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "ADJUSTMENT DATE"); provided that the first adjustment for such Mortgage Loan will occur after an initial period of [__________] in the case of [____]% of the Adjustable Rate Mortgage Loans, by aggregate principal balance of the Adjustable Rate Mortgage Loans as of the Cutoff Date. On each Adjustment Date for each Adjustable Rate Mortgage Loan, the Loan Rate thereon will be adjusted to equal the sum, [rounded to the nearest multiple of 0.125%,] of the Index (as described below) and a fixed percentage amount (the "GROSS MARGIN"); [provided, however, that the Loan Rate on each such Mortgage Loan generally will not increase or decrease by more than 1.50% per annum on any related Adjustment Date (the "PERIODIC RATE CAP"), except that each such Mortgage Loan may increase or decrease by a higher percentage per annum on the initial Adjustment Date.] Each Loan Rate on each such Mortgage Loan will not exceed a specified maximum Loan Rate over the life of such Mortgage Loan (the "MAXIMUM LOAN RATE") or be less than a specified minimum Loan Rate over the life of such Mortgage Loan (the "MINIMUM LOAN RATE"). The Delayed First Adjustment Mortgage Loans have a weighted average Periodic Rate Cap of approximately [___]% per annum. Effective with the first monthly payment due on each Adjustable Rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding principal balance of the related Mortgage Loan over its remaining term, and pay interest at the Loan Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Loan Rates, the Loan Rate on each such Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described herein. See "--The Index" below. None of the Adjustable Rate Mortgage Loans permits the related mortgagor to convert the adjustable Loan Rate thereon to a fixed Loan Rate.

         The Adjustable Rate Mortgage Loans had Loan Rates as of the Cutoff Date of not less than [______]% per annum and not more than [_____]% per annum and the weighted average Loan Rate was approximately [_____]% per annum. As of the Cutoff Date, the Adjustable Rate Mortgage Loans had Gross Margins ranging from [_______]% to [______]%, Minimum Loan Rates ranging from [_____]% per annum to [_____]% per annum and Maximum Loan Rates ranging from [_____]% per annum to [_____]% per annum. As of the Cutoff Date, the weighted average Gross Margin was approximately [_____]%, the weighted average Minimum Loan Rate was approximately [_____]% per annum [(exclusive of the Mortgage Loans that do not have a Minimum Loan Rate)] and the weighted average Maximum Loan Rate was approximately [_____]% per annum. The latest next Adjustment Date following the Cutoff Date on any Adjustable Rate Mortgage Loan occurs in [_______ 199_] and the weighted average next Adjustment Date for all of the Adjustable Rate Mortgage Loans following the Cutoff Date is [_______ 200_].

         The Adjustable Rate Mortgage Loans are expected to have the following characteristics as of the Cutoff Date (the sum in any column may not equal the total indicated due to rounding) and the percentages set forth in the tables are percentages of the Adjustable Rate Mortgage Loans as of the Cut-off Date.


                                         LOAN RATES OF THE ADJUSTABLE RATE MORTGAGE LOANS(1)

LOAN RATE (%)                             NUMBER OF              PRINCIPAL BALANCE            % OF AGGREGATE
                                       MORTGAGE LOANS            OUTSTANDING AS OF           PRINCIPAL BALANCE
                                                                 THE CUT-OFF DATE           OF ADJUSTABLE RATE
                                                                                              MORTGAGE LOANS
                                                                                             OUTSTANDING AS OF
                                                                                             THE CUT-OFF DATE
----------------------------------    -------------------    ------------------------    -------------------------

                                                                             $                         %


                                      -------------------    ------------------------    -------------------------
                                      ===================    ========================    =========================
      Total...........................                       $                               100.00%
                                      ===================    ========================    =========================

-------------------
         (1)The weighted average Loan Rate of the Adjustable Rate Mortgage Loans as of the Cut-off Date was [_______]% per annum.


                                     MAXIMUM LOAN RATES OF THE ADJUSTABLE RATE MORTGAGE LOANS(1)

MAXIMUM LOAN RATE (%)                      NUMBER OF           PRINCIPAL BALANCE          % OF AGGREGATE
                                        MORTGAGE LOANS         OUTSTANDING AS OF         PRINCIPAL BALANCE
                                                                THE CUT-OFF DATE        OF ADJUSTABLE RATE
                                                                                          MORTGAGE LOANS
                                                                                         OUTSTANDING AS OF
                                                                                         THE CUT-OFF DATE
-------------------------------------   ----------------    -------------------------  ----------------------
                                                                           $                        %




                                                                           $               100.00%
                                                            ========================   =====================

------------------
(1)The weighted average Maximum Loan Rate of the Adjustable Rate Mortgage Loans as of the Cutoff Date was approximately [____]% per annum.





                                     MINIMUM LOAN RATES OF THE ADJUSTABLE RATE MORTGAGE LOANS(1)

MINIMUM LOAN RATE (%)                      NUMBER OF           PRINCIPAL BALANCE          % OF AGGREGATE
                                        MORTGAGE LOANS         OUTSTANDING AS OF         PRINCIPAL BALANCE
                                                                THE CUT-OFF DATE        OF ADJUSTABLE RATE
                                                                                          MORTGAGE LOANS
                                                                                         OUTSTANDING AS OF
                                                                                         THE CUT-OFF DATE
-------------------------------------   ----------------    -------------------------  ----------------------
                                                                          $                        %









                                        ----------------    -------------------------  ----------------------
                                        ================    =========================  ======================
    Total..........................                                       $                100.00%
                                        ================    =========================  ======================

--------------------
(1) The weighted average Minimum Loan Rate of the Adjustable Rate Mortgage Loans as of the Cutoff Date was approximately [___]% per annum.





                                       GROSS MARGINS OF THE ADJUSTABLE RATE MORTGAGE LOANS(1)

GROSS MARGINS (%)                    NUMBER           PRINCIPAL BALANCE           % OF AGGREGATE
                                  OF MORTGAGE         OUTSTANDING AS OF          PRINCIPAL BALANCE
                                     LOANS            THE CUT-OFF DATE          OF ADJUSTABLE RATE
                                                                                  MORTGAGE LOANS
                                                                                 OUTSTANDING AS OF
                                                                                 THE CUT-OFF DATE
-----------------------------   -----------------  ------------------------   ------------------------
                                                                 $                        %



                                =================  ========================   ========================
   Total..................                                       $                 100.00%
                                =================  ========================   ========================

------------------
(1)The weighted average Gross Margin of the Adjustable Rate Mortgage Loans as of the Cutoff Date was approximately [_____]%.





                                     NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE RATE MORTGAGE LOANS


NEXT ADJUSTMENT DATE               NUMBER OF          PRINCIPAL BALANCE            % OF AGGREGATE
                                 MORTGAGE LOANS       OUTSTANDING AS OF           PRINCIPAL BALANCE
                                                       THE CUT-OFF DATE          OF ADJUSTABLE RATE
                                                                                   MORTGAGE LOANS
                                                                                  OUTSTANDING AS OF
                                                                                  THE CUT-OFF DATE
-----------------------------   -----------------   -----------------------   ------------------------
                                                    $                                    %



                                -----------------   -----------------------   ------------------------
                                =================   =======================   ========================
   Total..................                          $                             100.00%
                                =================   =======================   ========================




                      INITIAL FIXED TERM/SUBSEQUENT ADJUSTABLE RATE TERM OF THE ADJUSTABLE RATE MORTGAGE LOANS


  INITIAL FIXED TERM/SUBSEQUENT                  NUMBER OF          PRINCIPAL BALANCE            % OF AGGREGATE
  ADJUSTABLE RATE TERM                         MORTGAGE LOANS       OUTSTANDING AS OF           PRINCIPAL BALANCE
                                                                     THE CUT-OFF DATE          OF ADJUSTABLE RATE
                                                                                                 MORTGAGE LOANS
                                                                                                OUTSTANDING AS OF
                                                                                                THE CUT-OFF DATE
------------------------------------------    -----------------   -----------------------    ------------------------
                                                                                 $                          %



                                              -----------------   -----------------------    ------------------------
                                              =================   =======================    ========================
   Total.....................................                                    $                   100.00%
                                              =================   =======================    ========================






                                INITIAL ADJUSTMENT RATE CAPS OF THE ADJUSTABLE RATE MORTGAGE LOANS(1)


INITIAL PERIODIC RATE CAP (%)                    NUMBER OF          PRINCIPAL BALANCE            % OF AGGREGATE
                                               MORTGAGE LOANS       OUTSTANDING AS OF           PRINCIPAL BALANCE
                                                                     THE CUT-OFF DATE          OF ADJUSTABLE RATE
                                                                                                 MORTGAGE LOANS
                                                                                                OUTSTANDING AS OF
                                                                                                THE CUT-OFF DATE
------------------------------------------    -----------------   -----------------------    ------------------------
                                                                $                                           %



                                              ---------------   -------------------------    ------------------------
                                              ===============   =========================    ========================
   Total................................                        $                                    100.00%
                                              ===============   =========================    ========================

------------------
(1)  Relates solely to initial rate adjustments.



                               SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE RATE MORTGAGE LOANS(1)

PERIODIC RATE CAP (%)                           NUMBER OF          PRINCIPAL BALANCE             % OF AGGREGATE
                                              MORTGAGE LOANS       OUTSTANDING AS OF            PRINCIPAL BALANCE
                                                                    THE CUT-OFF DATE           OF ADJUSTABLE RATE
                                                                                                 MORTGAGE LOANS
                                                                                                OUTSTANDING AS OF
                                                                                                THE CUT-OFF DATE
------------------------------------------    ---------------   -------------------------    ------------------------
                                                                $                                          %



                                              ===============   =========================    ========================
   Total.............................                           $                                  100.00%
                                              ===============   =========================    ========================

------------------
(1)    Relates to all rate adjustments subsequent to initial rate adjustments.

THE INDEX

         As of any Adjustment Date, the Index applicable to the determination of the Loan Rate on each Adjustable Rate Mortgage Loan will be [_______________].

         In  the  event  that  the  Index  becomes   unavailable   or  otherwise
unpublished, the Master Servicer will select a comparable alternative index over which it has no direct control and which is readily verifiable.

                             UNDERWRITING STANDARDS

         All of the Mortgage Loans have been [originated by, or purchased in the secondary market by], [__________] (the "SELLER") in the ordinary course of its business. The Mortgage Loans were purchased from [___________], representing [___]% of the Pool Principal Balance as of the Cut-Off Date. Each entity from which the Seller purchased the Mortgage Loans has represented and warranted that each of the Mortgage Loans sold by it was underwritten in accordance with standards utilized by it or the applicable originator in originating mortgage loans generally comparable to such Mortgage Loans during the period of origination. As described herein under "The Pooling and Servicing Agreement--Assignment of the Mortgage Loans," the Seller, as Seller, will make certain representations and warranties to the Trustee regarding the Mortgage Loans. In the event of a breach that materially and adversely affects the Certificateholders, the Seller will be obligated either to cure such breach or repurchase or replace each affected Mortgage Loan.

         Underwriting standards are applied by or on behalf of a lender to evaluate a borrower's credit standing and repayment ability, and the value and adequacy of the related mortgaged property as collateral. In general, a prospective borrower applying for a loan is required to fill out a detailed application designed to provide the underwriting officer pertinent credit information. As part of the description of the borrower's financial condition, the borrower generally is required to provide a current list of assets and liabilities and a statement of income and expense, as well as an authorization to apply for a credit report which summarizes the borrower's credit history with local merchants and lenders and any record of bankruptcy.

         When the Seller [originates or acquires] a mortgage loan, the borrower's credit report is reviewed. [Generally, each credit report provides a credit score] for the borrower. The credit score is based upon the credit evaluation methodology developed by [_______] (the "SCORING COMPANY"), a consulting firm specializing in creating evaluation predictive models through a high number of variables components. Scoring Company scores generally range from [__] to [___] and are available from three major credit bureaus: Experian (formerly TRW), Equifax and Trans Union. These scores estimate, on a relative basis, which loans are most likely to default in the future. Lower scores imply higher default risk relative to a higher score. Scoring Company scores are empirically derived from historical credit bureau data and represent a numerical weighing of a borrower's credit characteristics over a two-year period. A Scoring Company score is generated through the statistical analysis of a number of credit-related characteristics or variables. Common characteristics include number of credit lines (trade lines), payment history, past delinquencies, severity of delinquencies, current levels of indebtedness, types of credit and length of credit history. Attributes are specific values of each characteristic. A scorecard (the model) is created with weights or points assigned to each attribute. An individual loan applicant's credit score is derived by adding together the attribute weights for the applicant. With respect to the Mortgage Loans, [_____]% have credit scores for the borrowers and their weighted average Scoring Company score was [____] at the time of scoring.]

                               THE MASTER SERVICER

         The information set forth in the following paragraphs has been provided by [_________________]. None of the Depositor, the Trustee, the Underwriter or any of their respective affiliates has made or will make any representation as to the accuracy or completeness of such information.

         The following table sets forth, for the servicing portfolio serviced by the Master Servicer as of [December 31, 1996, as of December 31, 1997 and as of September 30, 1998], certain information relating to the delinquency experience (including loans in foreclosure included in the Master Servicer's servicing portfolio (which portfolio does not include mortgage loans that are subserviced by others)) at the end of the indicated periods. The indicated periods of delinquency are based on the number of days past due on a contractual basis. No mortgage loan is considered delinquent for these purposes until it is one month past due on a contractual basis. The information contained in the monthly remittance reports which will be sent to investors will be compiled using the same methodology as that used to compile the information contained in the table below.


                                    AS OF                                     AS OF                               AS OF
                              DECEMBER 31, 1996                        DECEMBER 31, 1997                  SEPTEMBER 30, 1998
                      ----------------------------------- ------------------------------------  ------------------------------------
                                        PERCENT   PERCENT                    PERCENT   PERCENT                    PERCENT   PERCENT
                      BY NO.             BY NO.      BY    BY NO.             BY NO.      BY    BY NO.             BY NO.      BY
                        OF    BY DOLLAR    OF      DOLLAR    OF    BY DOLLAR    OF      DOLLAR    OF    BY DOLLAR    OF      DOLLAR
                      LOANS     AMOUNT   LOANS     AMOUNT  LOANS     AMOUNT   LOANS     AMOUNT  LOANS     AMOUNT   LOANS     AMOUNT
Total Portfolio......                    100.00%  100.00%                     100.00%  100.00%                     100.00%  100.00%
Period of
Delinquency:
    30-59 Days.......
    60-89 Days.......
    90 Days or more..
Total Delinquent
  Loans..............
Loans in
  Foreclosure(1).....

-------------
(1) Loans in foreclosure are also included under the heading "Total Delinquent Loans."


         The following tables set forth, [December 31, 1996, as of December 31, 1997 and as of September 30, 1998], certain information relating to the foreclosure, REO and loan loss experience of mortgage loans included in the Master Servicer's servicing portfolio [(which portfolio does not include mortgage loans that are subserviced by others)] at the end of the indicated periods.



                                                          REAL ESTATE OWNED
                                                       (DOLLARS IN THOUSANDS)

                              -----------------------------------------------------------------------------
                                      AS OF                    AS OF                      AS OF
                                DECEMBER 31, 1996        DECEMBER 31, 1997          SEPTEMBER 30, 1998
                              -----------------------------------------------------------------------------
                                BY NO.        BY       BY NO.          BY          BY NO.         BY
                                  OF        DOLLAR       OF          DOLLAR         OF          DOLLAR
                                 LOANS      AMOUNT      LOANS        AMOUNT        LOANS        AMOUNT
                              -----------------------------------------------------------------------------




Total Portfolio............
Foreclosed Loans(1)........
Foreclosed Ratio(2)........

-----------
(1) For the purposes of these tables, Foreclosed Loans means the principal balance of mortgage loans secured by mortgaged properties the title to which has been acquired by the Master Servicer. (2) The Foreclosure Ratio is equal to the aggregate principal balance or number of Foreclosed Loans divided by the aggregate principal balance, or number, as applicable, or mortgage loans in the total portfolio at the end of the indicated period.




                                                                    LOAN GAIN/(LOSS) EXPERIENCE
                                                                       (DOLLARS IN THOUSANDS)
                                            ---------------------------------------------------------------------
                                                    AS OF                    AS OF                   AS OF
                                              DECEMBER 31, 1996        DECEMBER 31, 1997       SEPTEMBER 30, 1998
                                            -----------------------  -----------------------   -------------------



Total Portfolio (1)......................
Net Gains/(Losses) (2)...................
Net Gains/(Losses) as a Percentage of
Total Portfolio..........................



(1)"Total Portfolio" on the date stated above is the principal balance of the mortgage loans outstanding on the last day of the period. (2)"Net Gains/(Losses)" are actual gains or losses incurred on liquidated properties and shortfall payoffs for each respective period. Gains or losses on liquidated properties are calculated as net sales proceeds less book value (exclusive of loan purchase premium or discount). Shortfall payoffs are calculated as the difference between principal payoff amount and unpaid principal at the time of payoff.

         It is unlikely that the delinquency experience of the Mortgage Loans comprising the Mortgage Pool will correspond to the delinquency experience of the Master Servicer's mortgage portfolio set forth in the foregoing tables. The statistics shown above represent the delinquency experience for the Master Servicer's mortgage servicing portfolio only for the periods presented, whereas the aggregate delinquency experience on the Mortgage Loans comprising the Mortgage Pool will depend on the results obtained over the life of the Mortgage Pool. There can be no assurance that the Mortgage Loans comprising the Mortgage Pool will perform consistent with the delinquency or foreclosure experience described herein. It should be noted that if the residential real estate market should experience an overall decline in property values, the actual rates of delinquencies and foreclosures could be higher than those previously experienced by the Master Servicer. In addition, adverse economic conditions may affect the timely payment by borrowers of scheduled payments of principal and interest on the Mortgage Loans and, accordingly, the actual rates of delinquencies and foreclosures with respect to the Mortgage Pool.

         [The Master Servicer is in the process of completing its compliance goals in connection with the year 2000 issue. The year 2000 issue is the result of prior computer programs being written using two digits, rather than four digits, to define the applicable year. Any of the Master Servicer's computer programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. Any such occurrence could result in major computer system failure or miscalculations. The Master Servicer is presently engaged in various procedures to ensure that their computer systems and software will be year 2000 compliant.

         However, in the event that the Master Servicer, or any of its suppliers, customers, brokers or agents do not successfully and timely achieve year 2000 compliance, the performance of obligations of the Master Servicer under the Pooling and Servicing Agreement could be materially adversely affected.]

                       THE POOLING AND SERVICING AGREEMENT

GENERAL

         The Certificates will be issued pursuant to the Pooling and Servicing Agreement, dated as of ____________ __, 199__ (the "POOLING AND SERVICING AGREEMENT"), among the Depositor, the Seller, the Master Servicer and the Trustee. The Trust Fund created under the Pooling and Servicing Agreement will consist of (i) all of the Depositor's right, title and interest in the Mortgage Loans, the related mortgage notes, Mortgages and other related documents, (ii) all payments on or collections in respect of the Mortgage Loans due after the Cutoff Date, together with any proceeds thereof, (iii) any Mortgaged Properties acquired on behalf of Certificateholders by foreclosure or by deed in lieu of foreclosure, and any revenues received thereon, (iv) the rights of the Trustee under all insurance policies required to be maintained pursuant to the Pooling and Servicing Agreement and (v) the rights of the Depositor under the Mortgage Loan Purchase Agreement between the Depositor and the Seller. The Offered Certificates will be transferable and exchangeable at the corporate trust offices of the Trustee.

ASSIGNMENT OF THE MORTGAGE LOANS

         On the Closing Date the Depositor will transfer to the Trust Fund all of its right, title and interest in and to each Mortgage Loan, the related mortgage notes, mortgages and other related documents (collectively, the "RELATED DOCUMENTS"), including all scheduled payments with respect to each such Mortgage Loan due after the applicable Cutoff Date. The Trustee, concurrently with such transfer, will deliver the Certificates to the Depositor. Each Mortgage Loan transferred to the Trust Fund will be identified on a schedule (the "MORTGAGE LOAN SCHEDULE") delivered to the Trustee pursuant to the Pooling and Servicing Agreement. Such schedule will include information such as the Principal Balance of each Mortgage Loan as of the Cutoff Date, its Loan Rate as well as other information.

         The Pooling and Servicing Agreement will require that, within the time period specified therein, the Seller will deliver or cause to be delivered to the Trustee (or a custodian, as the Trustee's agent for such purpose) the Mortgage Loans endorsed to the Trustee on behalf of the Certificateholders and the Related Documents. In lieu of delivery of original Mortgages, if such original is not available, the Seller may deliver or cause to be delivered true and correct copies thereof, together with a lost note affidavit executed by the Seller.

         Within [___] days of the Closing Date, the Trustee will review the Mortgage Loans and the Related Documents pursuant to the Pooling and Servicing Agreement and if any Mortgage Loan or Related Document is found to be defective in any material respect and such defect is not cured within [___] days following notification thereof to the Seller by the Trustee, the Seller will be obligated to either (i) substitute for such Mortgage Loan an Eligible Substitute Mortgage Loan; however, such substitution is permitted only within two years of the Closing Date and may not be made unless an opinion of counsel is provided to the effect that such substitution will not [disqualify the Trust Fund as a REMIC or] result in a prohibited transaction tax under the Code or (ii) purchase such Mortgage Loan at a price (the "PURCHASE PRICE") equal to the outstanding Principal Balance of such Mortgage Loan as of the date of purchase, plus all accrued and unpaid interest thereon, computed at the Loan Rate (net of the Servicing Fee Rate and the Trustee Fee) through the end of the calendar month in which the purchase is effected, plus the amount of any unreimbursed Advances and Servicing Advances made by the Master Servicer. The Purchase Price will be deposited in the Collection Account on or prior to the next succeeding Determination Date after such obligation arises. The obligation of the Seller to repurchase or substitute for a Defective Mortgage Loan is the sole remedy regarding any defects in the Mortgage Loans and Related Documents available to the Trustee or the Certificateholders.

         In connection with the substitution of an Eligible Substitute Mortgage Loan, the Seller will be required to deposit in the Collection Account on or prior to the next succeeding Determination Date after such obligation arises an amount (the "SUBSTITUTION ADJUSTMENT") equal to the excess of the Principal Balance of the related Defective Mortgage Loan over the Principal Balance of such Eligible Substitute Mortgage Loan.

         An "ELIGIBLE SUBSTITUTE MORTGAGE LOAN" is a mortgage loan substituted by the Seller for a Defective Mortgage Loan which must, on the date of such substitution, (i) have an outstanding Principal Balance (or in the case of a substitution of more than one Mortgage Loan for a Defective Mortgage Loan, an aggregate Principal Balance), not in excess of, and not more than 5% less than, the Principal Balance of the Defective Mortgage Loan; (ii) have a Loan Rate, with respect to a Fixed Rate Mortgage Loan, not less than the Loan Rate of the Defective Mortgage Loan and not more than 1% in excess of the Loan Rate of such Defective Mortgage Loan or, with respect to an Adjustable Rate Mortgage Loan, have a Maximum Loan Rate and Minimum Loan Rate not less than the respective rate for the Defective Mortgage Loan and have a Gross Margin equal to or greater than the Defective Mortgage Loan; (iii) have the same Due Date as the Defective Mortgage Loan; (iv) have a remaining term to maturity not more than one year earlier and not later than the remaining term to maturity of the Defective Mortgage Loan; (v) comply with each representation and warranty as to the Mortgage Loans set forth in the Pooling and Servicing Agreement (deemed to be made as of the date of substitution); and (vi) satisfy certain other conditions specified in the Pooling and Servicing Agreement.

         The Seller will make certain representations and warranties as to the accuracy in all material respects of certain information furnished to the Trustee with respect to each Mortgage Loan (e.g., Cutoff Date Principal Balance and the Loan Rate). In addition, the Seller will represent and warrant, on the Closing Date, that, among other things: (i) at the time of transfer to the Depositor, the Seller has transferred or assigned all of its right, title and interest in each Mortgage Loan and the Related Documents, free of any lien; and
(ii) each Mortgage Loan complied, at the time of origination, in all material respects with applicable state and federal laws. Upon discovery of a breach of any such representation and warranty which materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan and Related Documents, the Seller will have a period of [___] days after discovery or notice of the breach to effect a cure. If the breach cannot be cured within the [_____] day period, the Seller will be obligated to (i) substitute for such Defective Mortgage Loan an Eligible Substitute Mortgage Loan or (ii) purchase such Defective Mortgage Loan from the Trust Fund. The same procedure and limitations that are set forth above for the substitution or purchase of Defective Mortgage Loans as a result of deficient documentation relating thereto will apply to the substitution or purchase of a Defective Mortgage Loan as a result of a breach of a representation or warranty in the Pooling and Servicing Agreement that materially and adversely affects the interests of the Certificateholders.

         Mortgage Loans required to be transferred to the Seller as described in the preceding paragraphs are referred to as "DEFECTIVE MORTGAGE LOANS."

         Pursuant to the Pooling and Servicing Agreement, the Master Servicer will service and administer the Mortgage Loans as more fully set forth herein.

PAYMENTS ON MORTGAGE LOANS; DEPOSITS TO COLLECTION ACCOUNT AND DISTRIBUTION ACCOUNT

         The Master Servicer shall establish and maintain or cause to be maintained a separate trust account (the "COLLECTION ACCOUNT") for the benefit of the holders of the Certificates. The Collection Account will be an Eligible Account (as defined herein). Upon receipt by the Master Servicer of amounts in respect of the Mortgage Loans (excluding amounts representing the Servicing Fee, the Trustee Fee, reimbursement for Advances and Servicing Advances and insurance proceeds to be applied to the restoration or repair of a Mortgaged Property or similar items), the Master Servicer will deposit such amounts in the Collection Account. Amounts so deposited may be invested in Eligible Investments (as described in the Pooling and Servicing Agreement) maturing no later than one Business Day prior to the date on which the amount on deposit therein is required to be deposited in the Distribution Account or on such Distribution Date if approved by the Rating Agencies. The Trustee will establish an account (the "DISTRIBUTION ACCOUNT") into which will be deposited amounts withdrawn from the Collection Account for distribution to Certificateholders on a Distribution Date. The Distribution Account will be an Eligible Account. Amounts on deposit therein may be invested in Eligible Investments maturing on or before the Business Day prior to the related Distribution Date unless such Eligible Investments are invested in investments managed or advised by the Trustee or an affiliate thereof, in which case such Eligible Investments may mature on the related Distribution Date.

         An "ELIGIBLE ACCOUNT" is a segregated account that is (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the shortterm unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the shortterm unsecured debt obligations of such holding company) are rated P1 by Moody's and A1 by Standard & Poor's (or comparable ratings if Moody's and Standard & Poor's are not the Rating Agencies) at the time any amounts are held on deposit therein, (ii) an account or accounts the deposits in which are fully insured by the Federal Deposit Insurance Corporation (to the limits established by such corporation), the uninsured deposits in which account are otherwise secured such that, as evidenced by an opinion of counsel delivered to the Trustee and to each Rating Agency, the Certificateholders will have a claim with respect to the funds in such account or a perfected first priority security interest against such collateral (which shall be limited to Eligible Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution, national banking association or trust company acting in its fiduciary capacity or (iv) otherwise acceptable to each Rating Agency without reduction or withdrawal of their then current ratings of the Certificates as evidenced by a letter from each Rating Agency to the Trustee. Eligible Investments are specified in the Pooling and Servicing Agreement and are limited to investments which meet the criteria of the Rating Agencies from time to time as being consistent with their then current ratings of the Certificates.

ADVANCES

         Subject to the following limitations, the Master Servicer will be obligated to advance or cause to be advanced on or before each Distribution Date its own funds, or funds in the Collection Account that are not included in the Available Funds for such Distribution Date, in an amount equal to the aggregate of all payments of principal and interest, net of the Servicing Fee, and the Trustee Fee, that were due during the related Due Period on the Mortgage Loans, other than Balloon Payments, and that were delinquent on the related Determination Date, plus certain amounts representing assumed payments not covered by any current net income on the Mortgaged Properties acquired by foreclosure or deed in lieu of foreclosure, and, with respect to Balloon Loans, with respect to which the Balloon Payment is not made when due, an assumed monthly payment that would have been due on the related Due Date based on the original principal amortization schedule for such Balloon Loan (any such advance, an "ADVANCE").

         Advances are required to be made only to the extent they are deemed by the Master Servicer to be recoverable from related late collections, insurance proceeds or liquidation proceeds. The purpose of making such Advances is to maintain a regular cash flow to the Certificateholders, rather than to guarantee or insure against losses. The Master Servicer will not be required to make any Advances with respect to reductions in the amount of the monthly payments on the Mortgage Loans due to bankruptcy proceedings or the application of the Relief Act.

         All Advances will be reimbursable to the Master Servicer from late collections, insurance proceeds and liquidation proceeds from the Mortgage Loan as to which such unreimbursed Advance was made. In addition, any Advances previously made in respect of any Mortgage Loan that are deemed by the Master Servicer to be nonrecoverable from related late collections, insurance proceeds or liquidation proceeds may be reimbursed to the Master Servicer out of any funds in the Collection Account prior to the distributions on the Certificates. In the event the Master Servicer fails in its obligation to make any such advance, the Trustee, in its capacity as successor Master Servicer, will be obligated to make any such advance, to the extent required in the Pooling and Servicing Agreement.

         In the course of performing its servicing obligations, the Master Servicer will pay all reasonable and customary "out-of-pocket" costs and expenses incurred in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of the Mortgaged Properties, (ii) any enforcement or judicial proceedings, including foreclosures, and (iii) the management and liquidation of Mortgaged Properties acquired in satisfaction of the related mortgage. Each such expenditure will constitute a "SERVICING ADVANCE."

         The Master Servicer's right to reimbursement for Servicing Advances is limited to late collections on the related Mortgage Loan, including liquidation proceeds, released mortgaged property proceeds, insurance proceeds and such other amounts as may be collected by the Master Servicer from the related Mortgagor or otherwise relating to the Mortgage Loan in respect of which such unreimbursed amounts are owed, unless such amounts are deemed to be nonrecoverable by the Master Servicer, in which event reimbursement will be made to the Master Servicer from general funds in the Collection Account.

THE TRUSTEE

         [__________], a [________], will be named trustee (the "TRUSTEE") pursuant to the Pooling and Servicing Agreement. The Trustee will initially serve as custodian of the Mortgage Loans.

         The principal compensation (the "TRUSTEE FEE") to be paid to the Trustee in respect of its obligations under the Pooling and Servicing Agreement will be equal to [____________]. The Pooling and Servicing Agreement will provide that the Trustee and any director, officer, employee or agent of the Trustee will be indemnified by the Trust Fund and will be held harmless against any loss, liability or expense (not including expenses, disbursements and advances incurred or made by the Trustee, including the compensation and the expenses and disbursements of its agents and counsel, in the ordinary course of the Trustee's performance in accordance with the provisions of the Pooling and Servicing Agreement) incurred by the Trustee arising out of or in connection with the acceptance or administration of its obligations and duties under the Pooling and Servicing Agreement, other than any loss, liability or expense (i) that constitutes a specific liability of the Trustee under the Pooling and Servicing Agreement or (ii) incurred by reason of willful misfeasance, bad faith or negligence in the performance of the Trustee's duties under the Pooling and Servicing Agreement or as a result of a breach, or by reason of reckless disregard, of the Trustee's obligations and duties under the Pooling and Servicing Agreement.

SERVICING AND OTHER COMPENSATION AND PAYMENT OF EXPENSES

         The principal compensation (the "SERVICING FEE") to be paid to the Master Servicer in respect of its servicing activities for the Certificates will be at the "SERVICING FEE RATE" of up to [0.50]% per annum on the Principal Balance of each Mortgage Loan. The amount resulting from the difference, if any, between the Servicing Fee Rate for any Mortgage Loan and [0.50]% per annum (the "EXCESS SERVICING FEE") will be [retained by the Seller]. As additional servicing compensation, the Master Servicer is entitled to retain all service-related fees (other than prepayment penalties), including assumption fees, modification fees, extension fees and late payment charges, to the extent collected from mortgagors, together with any interest or other income earned on funds held in the Collection Account and any escrow accounts. [The Master Servicer is obligated to offset any Prepayment Interest Shortfall on any Distribution Date (payments made by the Master Servicer in satisfaction of such obligation, "COMPENSATING INTEREST") by an amount not in excess of its Servicing Fee for such Distribution Date.] The Master Servicer is obligated to pay certain insurance premiums and certain ongoing expenses associated with the Mortgage Pool and incurred by the Master Servicer in connection with its responsibilities under the Pooling and Servicing Agreement and is entitled to reimbursement therefor as provided in the Pooling and Servicing Agreement.

         The "DETERMINATION DATE" with respect to any Distribution Date will be the [__]th day of the calendar month in which such Distribution Date occurs or, if such [___]th day is not a Business Day, the Business Day immediately following such [___]th day. [With respect to any Determination Date and each Mortgage Loan as to which a principal prepayment in full or in part was applied during the related Due Period, the "PREPAYMENT INTEREST SHORTFALL" is an amount equal to the interest at the applicable Loan Rate (net of the Servicing Fee) on the amount of such principal prepayment for the number of days commencing on the date on which the principal prepayment is applied and ending on the last day of the related Due Period.]

VOTING RIGHTS

         With respect to any date of determination, the percentage of all the voting rights ("VOTING RIGHTS") allocated among holders of the Offered Certificates shall be the fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of all the Certificates of such Class then outstanding and the denominator of which is the aggregate Certificate Principal Balance of all the Certificates then outstanding. The Voting Rights allocated to each Class of Offered Certificates shall be allocated among all holders of each such Class in proportion to the outstanding Certificate Principal Balance of such Certificates.


AMENDMENT

         The Pooling and Servicing Agreement may be amended by the Seller, the Depositor, the Master Servicer and the Trustee, without the consent of the holders of the Certificates, for any of the purposes set forth under "The Agreements--Amendment" in the Prospectus. In addition, the Pooling and Servicing Agreement may be amended by the Seller, the Depositor, the Master Servicer and the Trustee and the holders of a majority in interest of any Class of Offered Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the holders of Offered Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, distributions required to be made on any Offered Certificate without the consent of the holder of such Certificate; (ii) adversely affect in any material respect the interests of the holders of any Class of the Offered Certificates in a manner other than as described in clause (i) above, without the consent of the holders of Offered Certificates of such Class evidencing percentage interests aggregating at least 66%; or (iii) reduce the aforesaid percentage of aggregate outstanding principal amounts of Offered Certificates, the holders of which are required to consent to any such amendment, without the consent of the holders of all such Certificates.

TERMINATION

         The holder of the majority interest in the Residual Certificate (or if such holder does not exercise such option, the Master Servicer) will have the right to repurchase all remaining Mortgage Loans and REO Properties and thereby effect the early retirement of the Certificates, on any Distribution Date following the Due Period during which the aggregate principal balance of the Mortgage Loans and any real estate owned by the Trust is less than or equal to 10% of the Pool Principal Balance as of the Cut-off Date. In the event that the option is exercised, the repurchase will be made at a price generally equal to par plus accrued interest for each Mortgage Loan at the related Loan Rate to but not including the first day of the month in which such repurchase price is distributed plus the amount of any unreimbursed Advances and Servicing Advances made by the Master Servicer. Proceeds from such repurchase will be included in Available Funds and will be distributed to the holders of the Certificates in accordance with the Pooling and Servicing Agreement. Any such repurchase of the Mortgage Loans and REO Properties will result in the early retirement of the Certificates.

[OPTIONAL PURCHASE OF DEFAULTED LOANS

         As to any Mortgage Loan which is delinquent in payment by [__] days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trust Fund at the Purchase Price for such Mortgage Loan.]


EVENTS OF DEFAULT

         Events of Default will consist, among other things, of: (i) (a) any failure by the Master Servicer to make an Advance and (b) any other failure by the Master Servicer to deposit in the Collection Account or Distribution Account the required amounts or remit to the Trustee any payment which continues unremedied for one Business Day following written notice to the Master Servicer;
(ii) any failure of the Master Servicer to make any Advance or to cover any Prepayment Interest Shortfalls, as described herein, which failure continues unremedied for one Business Day; (iii) any failure by the Master Servicer to observe or perform in any material respect any other of its covenants or agreements in the Pooling and Servicing Agreement, which continues unremedied for 30 days after the first date on which (x) the Master Servicer has knowledge of such failure or (y) written notice of such failure is given to the Master Servicer; (iv) insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, and certain actions by or on behalf of the Master Servicer indicating its insolvency or inability to pay its obligations or
(v) cumulative Realized Losses as of any Distribution Date exceed the amount specified in the Pooling and Servicing Agreement.

RIGHTS UPON EVENT OF DEFAULT

         So long as an Event of Default under the Pooling and Servicing Agreement remains unremedied, the Trustee at the direction of the holders of Offered Certificates evidencing not less than 51% of the Voting Rights may terminate all of the rights and obligations of the Master Servicer in its capacity as servicer with respect to the Mortgage Loans, as provided in the Pooling and Servicing Agreement, whereupon the Trustee will succeed to all of the responsibilities and duties of the Master Servicer under the Pooling and Servicing Agreement, including the obligation to make Advances. No assurance can be given that termination of the rights and obligations of the Master Servicer under the Pooling and Servicing Agreement would not adversely affect the servicing of the related Mortgage Loans, including the delinquency experience of such Mortgage Loans.

         No holder of an Offered Certificate, solely by virtue of such holder's status as a holder of an Offered Certificate, will have any right under the Pooling and Servicing Agreement to institute any proceeding with respect thereto, unless such holder previously has given to the Trustee written notice of default and unless the holders of Offered Certificates having not less than 51% of the Voting Rights evidenced by the Offered Certificates so agree and have offered reasonable indemnity to the Trustee.

                         DESCRIPTION OF THE CERTIFICATES

GENERAL

         The Offered Certificates will be issued pursuant to a Pooling and Servicing Agreement. Set forth below are summaries of the specific terms and provisions pursuant to which the Offered Certificates will be issued. The following summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the provisions of the Pooling and Servicing Agreement. When particular provisions or terms used in the Pooling and Servicing Agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference.

         [_______________________] will issue the Class A Certificates (the "SENIOR CERTIFICATES"), (ii) the Class M Certificates (the "MEZZANINE Certificates"), (iii) the Class B Certificates (the "SUBORDINATE CERTIFICATES") and (iv) the Class R Certificates (the "RESIDUAL CERTIFICATES"). The Senior Certificates, the Mezzanine Certificates and the Subordinate Certificates (collectively, the "OFFERED CERTIFICATES") and the Residual Certificates are collectively referred to herein as the "CERTIFICATES." Only the Offered Certificates are offered hereby.

         The Class A, the Class M and the Class B Certificates will have the respective Original Certificate Principal Balances specified on the cover hereof. The aggregate of the Original Certificate Principal Balances of the Offered Certificates is approximately $[_____________].

         The Class R Certificates will have an Original Certificate Principal Balance of $[___] and will [not] bear interest.

         The Offered Certificates will be issued in book-entry form as described below. The Offered Certificates will be issued in minimum dollar denominations of $[______] and integral multiples of $[_______] in excess thereof (except that one Certificate of each Class may be issued in a denomination which is not an integral multiple thereof). The assumed final maturity date for each Class of Offered Certificates is the Distribution Date occurring in [___________ 20__].

         Distributions on the Offered Certificates will be made by the Trustee on the [__]th day of each month, or if such day is not a Business Day, on the first Business Day thereafter, commencing on _________ __, 199_ (each, a "DISTRIBUTION DATE"), to the persons in whose names such Certificates are registered at the close of business on the Business Day immediately preceding such Distribution Date (each, a "RECORD DATE").

BOOK-ENTRY CERTIFICATES

        The Offered Certificates will be bookentry Certificates (the "BOOK-ENTRY CERTIFICATES"). Persons acquiring beneficial ownership interests in the Offered Certificates ("CERTIFICATE OWNERS") will hold their Offered Certificates through The Depository Trust Company ("DTC") [in the United States, or Cedel Bank, societe anonyme ("CEDEL"), or Euroclear (in Europe)] if they are participants of such system[s], or indirectly through organizations which are participants in such system[s]. The BookEntry Certificates will be issued in one or more certificates which equal the aggregate principal balance of the Offered Certificates and will initially be registered in the name of Cede & Co., ("CEDE"), the nominee of DTC. [Cedel and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in
Cedel's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank will act as depositary for Cedel and The Chase Manhattan Bank will act as depositary for Euroclear (in such capacities, individually the "RELEVANT DEPOSITARY" and collectively the "EUROPEAN DEPOSITARIES").] Investors may hold such beneficial interests in the BookEntry Certificates in minimum denominations of $50,000. Except as described below, no person acquiring a BookEntry Certificate (each, a "beneficial owner") will be entitled to receive a physical certificate representing such Certificate (a "DEFINITIVE CERTIFICATE"). Unless and until Definitive Certificates are issued, it is anticipated that the only "CERTIFICATEHOLDER" of the Offered Certificates will be Cede, as nominee of DTC. Certificate Owners will not be Certificateholders as that term is used in the Pooling and Servicing Agreement. Certificate Owners are only permitted to exercise their rights indirectly through Participants and DTC.

         The beneficial owner's ownership of a BookEntry Certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "FINANCIAL INTERMEDIARY") that maintains the beneficial owner's account for such purpose. In turn, the Financial Intermediary's ownership of such BookEntry Certificate will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC if the beneficial owner's Financial Intermediary is not a DTC participant [and on the records of Cedel or Euroclear, as appropriate]).

         Certificate Owners will receive all distributions of principal of and interest on the Offered Certificates from the Trustee through DTC and DTC participants. While the Offered Certificates are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "RULES"), DTC is required to make bookentry transfers among participants on whose behalf it acts with respect to the Offered Certificates and is required to receive and transmit distributions of principal of, and interest on, the Offered Certificates. Participants and indirect participants with which Certificate Owners have accounts with respect to Offered Certificates are similarly required to make bookentry transfers and receive and transmit such distributions on behalf of their respective Certificate Owners. Accordingly, although Certificate Owners will not possess certificates representing their respective interests in the Offered Certificates, the Rules provide a mechanism by which Certificate Owners will receive distributions and will be able to transfer their interest.

         Certificateholders   will  not   receive  or  be  entitled  to  receive
certificates representing their respective interests in the Offered Certificates, except under the limited circumstances described below. Unless and until Definitive Certificates are issued, Certificateholders which are not DTC participants may transfer ownership of Offered Certificates only through participants and indirect participants by instructing such participants and indirect participants to transfer Offered Certificates, by bookentry transfer, through DTC for the account of the purchasers of such Offered Certificates, which account is maintained with their respective participants. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of
Offered Certificates will be executed through DTC and the accounts of the respective participants at DTC will be debited and credited. Similarly, the participants and indirect participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Certificateholders.

         [Because of time zone differences, credits of securities received in Cedel or Euroclear as a result of a transaction with a DTC participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or Cedel Participants on such business day. Cash received in Cedel or Euroclear as a result of sales of securities by or through a Cedel Participant (as defined below) or Euroclear Participant (as defined below) to a DTC participant will be received with value on the DTC settlement date but will be available in the relevant Cedel or Euroclear cash account only as of the business day following settlement in DTC. For information with respect to tax documentation procedures relating to the Certificates, see "Certain Material Federal Income Tax Considerations--Miscellaneous Tax Aspects--Backup Withholding" and "--Tax Treatment of Foreign Investors" in the Prospectus and "Global Clearance, Settlement and Tax Documentation Procedures--Certain U.S. Federal Income Tax Documentation Requirements" in Annex I hereto.]

         Transfers between DTC participants will occur in accordance with the Rules. [Transfers between Cedel Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.]

         [Crossmarket transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Cedel Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with the Rules on behalf of the relevant European international clearing system by the Relevant Depositary; however, such cross market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Cedel Participants and Euroclear Participants may not deliver instructions directly to the European Depositaries.]

         DTC  which  is a  New  Yorkchartered  limited  purpose  trust  company, performs services for its participants, some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC participant in the BookEntry Certificates, whether held for its own account or as a nominee for another person. In general, beneficial ownership of BookEntry Certificates will be subject to the Rules, as in effect from time to time.

         [Cedel Bank, societe anonyme, 67 Bd GrandeDuchesse Charlotte, L1331 Luxembourg, was incorporated in 1970 as a limited company under Luxembourg law. Cedel is owned by banks, securities dealers and financial institutions, and currently has about 100 shareholders, including U.S. financial institutions or their subsidiaries. No single entity may own more than five percent of Cedel's stock.]

         [Cedel is registered as a bank in Luxembourg, and as such is subject to regulation by the Institut Monetaire Luxembourgeois (i.e., the Luxembourg Monetary Authority), which supervises Luxembourg banks.]

         [Cedel holds securities for its customers ("CEDEL PARTICIPANTS") and facilitates the clearance and settlement of securities transactions by electronic bookentry transfers between their accounts. Cedel provides various services, including safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Cedel also deals with domestic securities markets in several countries through established depository and custodial relationships. Cedel has established an electronic bridge with Morgan Guaranty Trust as the Euroclear Operator in Brussels to facilitate settlement of trades between systems. Cedel currently accepts over 70,000 securities issues on its books.]

         [Cedel's customers are worldwide financial institutions including underwriters, securities brokers and dealers, banks, trust companies and clearing corporations. Cedel's United States customers are limited to securities brokers and dealers and banks. Currently, Cedel has approximately 3,000 customers located in over 60 countries, including all major European countries, Canada, and the United States. Indirect access to Cedel is available to other institutions which clear through or maintain a custodial relationship with an account holder of Cedel.]

         [Euroclear was created in 1968 to hold securities for its participants ("EUROCLEAR PARTICIPANTS") and to clear and settle transactions between Euroclear Participants through simultaneous electronic bookentry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may be settled in any of 29 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for crossmarket transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of Morgan Guaranty Trust Company of New York (the "EUROCLEAR OPERATOR"), under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the "COOPERATIVE"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.]

         [The Euroclear Operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.]

         [Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "TERMS AND CONDITIONS"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.]

        Distributions on the Book-Entry Certificates will be made on each Remittance Date by the Trustee to DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable DTC participants in
accordance  with  DTC's  normal   procedures.   Each  DTC  participant  will  be
responsible for disbursing such payments to the beneficial owners of the BookEntry Certificates that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the beneficial owners of the BookEntry Certificates that it represents.

        Under a book-entry format, beneficial owners of the BookEntry Certificates may experience some delay in their receipt of payments, since such payments will be forwarded by the Trustee to Cede. [Distributions with respect to Certificates held through Cedel or Euroclear will be credited to the cash accounts of Cedel Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See "Certain Material Federal Income Tax Considerations-- Miscellaneous Tax Aspects--Backup Withholding" and "--Tax Treatment of Foreign Investors" in the Prospectus.] Because DTC can only act on behalf of Financial Intermediaries, the ability of a beneficial owner to pledge BookEntry Certificates to persons or entities that do not participate in DTC, or otherwise take actions in respect of such BookEntry Certificates, may be limited due to the lack of physical certificates for such BookEntry Certificates. In addition, issuance of the BookEntry Certificates in bookentry form may reduce the liquidity of such Certificates in the secondary market since certain potential investors may be unwilling to purchase Certificates for which they cannot obtain physical certificates.

         Monthly and annual reports on the Trust will be provided to Cede, as nominee of DTC, and may be made available by Cede to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting the Depository, and to the Financial Intermediaries to whose DTC accounts the BookEntry Certificates of such beneficial owners are credited.

         DTC has advised the Trustee that, unless and until Definitive Certificates are issued, DTC will take any action permitted to be taken by the holders of the BookEntry Certificates under the Agreement only at the direction of one or more Financial Intermediaries to whose DTC accounts the BookEntry Certificates are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such BookEntry Certificates. [Cedel or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a Certificateholder under the Agreement on behalf of a Cedel Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect such actions on its behalf through DTC.] DTC may take actions, at the direction of the related participants, with respect to some Offered Certificates which conflict with actions taken with respect to other Offered Certificates.

         Definitive Certificates will be issued to beneficial owners of the BookEntry Certificates, or their nominees, rather than to DTC, only if (a) DTC or [______________] advises the Trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depository with respect to the BookEntry Certificates and [________________] or the Trustee is unable to locate a qualified successor, (b) [_________________], at its sole option, with the consent of the Trustee, elects to terminate a bookentry system through DTC or (c) after the occurrence of an Event of Default, beneficial owners having Percentage Interests aggregating not less than 51% of the BookEntry Certificates advise the Trustee and DTC through the Financial Intermediaries and the DTC participants in writing that the continuation of a bookentry system through DTC (or a successor thereto) is no longer in the best interests of beneficial owners.

         Upon the occurrence of any of the events described in the immediately preceding paragraph, the Trustee will be required to notify all beneficial owners of the occurrence of such event and the availability through DTC of Definitive Certificates. Upon surrender by DTC of the global certificate or certificates representing the BookEntry Certificates and instructions for reregistration, the Trustee will issue Definitive Certificates, and thereafter the Trustee will recognize the holders of such Definitive Certificates as Certificateholders under the Agreement.

         Although DTC [, Cedel and Euroclear] have agreed to the foregoing procedures in order to facilitate transfers of Offered Certificates among participants of DTC, [Cedel and Euroclear,] they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

         None of [_________], the Master Servicer or the Trustee will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the BookEntry Certificates held by Cede, as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

PRIORITY OF DISTRIBUTIONS AMONG CERTIFICATES

         As more fully described herein, distributions on the Certificates will be made on each Distribution Date from Available Funds and will be made to the Classes of Certificates (subject to the prior payment of principal distributions to the Class R Certificates on the first Distribution Date as described herein) in the following order of priority: (i) to interest on each Class of Offered Certificates in the priority and subject to the limitations described under "--Allocations of Available Funds" below; (ii) to current principal of the Classes of Certificates then entitled to receive distributions of principal, in the order and subject to the priorities set forth herein under "--Allocation of Available Funds"; (iii) to principal of the Classes of Certificates then entitled to receive distributions of principal in order to maintain the Overcollateralization Target Amount; (iv) to unpaid interest and the Loss Reimbursement Entitlement in the order and subject to the priorities described herein under "--Allocation of Available Funds"; (v) to the Class OC Certificates for deposit into the Excess Reserve Fund Account first to cover any Basis Risk Shortfall Amount and then to cover any Required Reserve Amount, and then to be released to the Class OC Certificates, in each case subject to certain limitations set forth herein under "--Allocation of Available Funds"; and (vi) any remaining amounts to the holders of the Class R Certificates.

ALLOCATION OF AVAILABLE FUNDS

         Distributions to holders of each Class of Offered Certificates will be made on each Distribution Date from Available Funds. "AVAILABLE FUNDS" for any Distribution Date is equal to the sum, net of amounts reimbursable therefrom to the Master Servicer, of (i) the aggregate amount of monthly payments on the related Mortgage Loans due on the related Due Date and received by the Trustee on or prior to the related Determination Date, after deduction of the Servicing Fee, the Excess Servicing Fee and the Trustee Fee, (ii) certain unscheduled payments in respect of the Mortgage Loans, including prepayments, insurance proceeds, Net Liquidation Proceeds and proceeds from repurchases of and substitutions for such Mortgage Loans occurring during the related Prepayment Period [,excluding prepayment penalties] and (iii) all Advances with respect to the related Mortgage Loans received by the Trustee for such Distribution Date.

         The "PREPAYMENT PERIOD" with respect to any Distribution Date is the period commencing on the Determination Date in the month preceding the month in which such Distribution Date occurs (or, in the case of the first Distribution Date, the day following the Cutoff Date) and ending on the Determination Date relating to such Distribution Date.

         On each Distribution Date, the Trustee will withdraw from the Distribution Account all Available Funds then on deposit therein and will distribute the same in the following order of priority (provided, however, on the first Distribution Date, the Trustee will first distribute all principal due to the Class R Certificates):

(i) on account of interest to the holders of each Class of Offered Certificates in the following order of priority:
(a) to the Class A Certificates, the Interest Distributable Amount for such Class for such Distribution Date; and
(b) sequentially, to the Class M and Class B Certificates, in that order, the related Monthly Interest Distributable Amount for such Distribution Date;
(ii) from the Principal Distribution Amount (giving effect first to the component of the Principal Distribution Amount equal to the Basic Principal Distribution Amount and then to the component of the Principal Distribution Amount equal to the Extra Principal Distribution Amount pursuant to clause
     (iii)(a) below):

(a) on each Distribution Date (1) before the Stepdown Date or (2) with respect to which a Trigger Event is in effect, sequentially to the holders of the Class A, Class M and Class B Certificates, in that order, the respective Class Principal Distribution Amount; or
(b) on each Distribution Date (1) on or after the Stepdown Date and (2) as long as a Trigger Event is not in effect, to the holders of the Class or Classes of Offered Certificates then entitled to distribution of principal, in an amount equal to in the aggregate the Principal Distribution Amount in the following amounts and order of priority:
(1) the lesser of (x) the Principal Distribution Amount and (y) the Class A Principal Distribution Amount to the Class A Certificateholders, until the Certificate Principal Balance thereof is reduced to zero;
(2) the lesser of (x) the excess of (i) the Principal  Distribution  Amount over
(ii)  the  amount  distributed  to the  Class  A  Certificateholders  in  clause
(ii)(b)(1) above and (y) the Class M Principal Distribution Amount, to the Class M Certificateholders, until the Certificate Principal Balance thereof is reduced to zero;
(3) the lesser of (x) the excess of (i) the Principal  Distribution  Amount over
(ii) the sum of the amounts distributed to the Class A Certificateholders in clause (ii)(b)(1) above and the amount distributed to the Class M Certificateholders in clause (ii)(b)(2) above and (y) the Class B Principal Distribution Amount, to the Class B Certificateholders, until the Certificate Principal Balance thereof is reduced to zero;

     (iii) any amounts  remaining after the distributions in clauses (i) through
(ii) above shall be distributed in the following order of priority:

(a) to fund the Extra Principal Distribution Amount for such Distribution Date to be paid as a component of the Principal Distribution Amount in the same order
of   priority   described   in   clause   (ii)   above;
(b) to the Class M Certificateholders, the related Unpaid Interest Shortfall Amount for such Distribution Date and then the related Loss Reimbursement
Entitlement,   if  any,  for  such  Distribution   Date;
(c) to the Class B Certificateholders, the related Unpaid Interest Shortfall Amount for such Distribution Date and then the related Loss Reimbursement Entitlement, if any, for such Distribution Date; and
(d) to the holders of the Class OC Certificates for deposit into the Excess Reserve Fund Account first to cover any Basis Risk Shortfall Amount and then to cover any Required Reserve Amount, and then to be released to the holders of the Class OC Certificates, such amounts, if any, as described in the Pooling and Servicing Agreement; and

         (iv) to the holders of the Class R Certificates, the remaining amount.

         On  each  Distribution  Date,  all  amounts   representing   prepayment
penalties received during the related Due Period will be distributed to the holders of the Class OC Certificates.

DEFINITIONS

         The  "ACCRUAL  PERIOD"  for  the  Offered   Certificates  for  a  given
Distribution Date will be the actual number of days (based on a 360-day year) included in the period commencing on the immediately preceding Distribution Date and ending on the day immediately preceding the current Distribution Date; provided, however, that the initial Accrual Period for the Offered Certificates will be the actual number of days included in the period commencing on the Closing Date and ending on ________ __, 199__.

         The "ALLOCABLE LOSS AMOUNT" with respect to each Distribution Date means the excess, if any, of (a) the aggregate of the Certificate Principal Balances of all Classes of Offered Certificates (after giving effect to all distributions on such Distribution Date) over (b) the Pool Principal Balance as of the end of the preceding Due Period.

         The "BASIC PRINCIPAL DISTRIBUTION AMOUNT" means with respect to any Distribution Date the excess of (i) the Principal Remittance Amount for such Distribution Date over (ii) the Overcollateralization Release Amount, if any, for such Distribution Date.

         The "CALL OPTION DATE" is the first Distribution Date on which the Pool Principal Balance is less than or equal to 10% of the Pool Principal Balance as of the Cut-off Date.

         The   "CERTIFICATE   PRINCIPAL   BALANCE"   of  any  Class  of  Offered
Certificates, as of any Distribution Date, will be equal to the Certificate Principal Balance thereof on the Closing Date (the "ORIGINAL CERTIFICATE
PRINCIPAL BALANCE") reduced by the sum of (i) all amounts actually distributed in respect of principal of such Class on all prior Distribution Dates and (ii) with respect to any Mezzanine Certificates and the Class B Certificates, all related Allocable Loss Amounts applied in reduction of principal of such Certificates on all prior Distribution Dates.

         "CLASS A PRINCIPAL DISTRIBUTION AMOUNT" means as of any Distribution Date (a) prior to the Stepdown Date or with respect to which a Trigger Event is in effect, the lesser of (i) 100% of the Principal Distribution Amount and (ii) the aggregate Certificate Principal Balance of the Class A Certificates and (b) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the positive difference, if any, of the excess of (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately [____]% and (ii) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $[________].

         "CLASS M PRINCIPAL DISTRIBUTION AMOUNT" means as of any Distribution Date (a) prior to the Stepdown Date or with respect to which a Trigger Event is in effect, the lesser of (i) 100% of the Principal Distribution Amount and (ii) the aggregate Certificate Principal Balance of the Class M Certificates and (b) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the positive difference, if any, of the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately [____]% and (ii) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period and
(B) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $[__________].

         "CLASS B PRINCIPAL DISTRIBUTION AMOUNT" means as of any Distribution Date (a) prior to the Stepdown Date or with respect to which a Trigger Event is in effect, the lesser of (i) 100% of the Principal Distribution Amount and (ii) the aggregate Certificate Principal Balance of the Class B Certificates and (b) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the positive difference, if any, of the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M Certificates (after taking into account the payment of the Class M Principal
Distribution Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class B Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately [_____]% and (ii) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $[___________].

         The "DELINQUENCY PERCENTAGE," with respect to any Distribution Date and the related Due Period, is the fraction, expressed as a percentage, the numerator of which is the aggregate of the Principal Balances of all Mortgage Loans that are 60 or more days Delinquent, in foreclosure or relating to REO Properties as of the close of business on the last day of the related Due Period and the denominator of which is the Pool Principal Balance as of the close of business on the last day of such Due Period.

         A Mortgage Loan is "DELINQUENT" if any monthly payment due thereon is not made by the close of business on the day such monthly payment is scheduled to be due. A Mortgage Loan is "30 days Delinquent" if such monthly payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such monthly payment was due or, if there was no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month), then on the last day of such immediately succeeding month; and similarly for "60 days Delinquent", etc.

         A "DUE PERIOD" with respect to the any Distribution Date is the period commencing on the [second] day of the month preceding the month in which such Distribution Date occurs and ending on the [first] day of the month in which such Distribution Date occurs.

         The "EXTRA PRINCIPAL DISTRIBUTION AMOUNT" for any Distribution Date, is the lesser of (x) the General Excess Available Amount for such Distribution Date and (y) Overcollateralization Deficiency Amount for such Distribution Date.

         The "GENERAL EXCESS AVAILABLE AMOUNT" means with respect to each Distribution Date is the amount, if any, by which the Available Funds for such Distribution Date exceeds the aggregate amount distributed on such Distribution Date pursuant to clauses (i) and (ii) under "--Allocation of Available Funds" above (other than the Extra Principal Distribution Amount).

         The "INTEREST DISTRIBUTABLE AMOUNT" for any Distribution Date and each Class of Offered Certificates equals the sum of (i) the Monthly Interest Distributable Amount for such Class for such Distribution Date and (ii) the Unpaid Interest Shortfall Amount for such Class for such Distribution Date.

         "LOSS REIMBURSEMENT ENTITLEMENT" means, with respect to any Distribution Date and the Class M Certificates or Class B Certificates, the amount of Allocable Loss Amounts applied to the reduction of the Certificate Principal Balance of such Class and not reimbursed pursuant to "--Allocation of Available Funds" above as of such Distribution Date.

         The "MONTHLY INTEREST DISTRIBUTABLE AMOUNT" for any Distribution Date and each Class of Offered Certificates equals the amount of interest accrued during the related Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance of such Class immediately prior to such
Distribution Date (or, in the case of the first Distribution Date, from the Closing Date).

         An "OVERCOLLATERALIZATION DEFICIENCY AMOUNT" with respect to any Distribution Date equals the amount, if any, by which the Overcollateralization Target Amount exceeds the related Overcollateralized Amount on such Distribution Date (after giving effect to distributions in respect of the Basic Principal Distribution Amount but without giving effect to any Allocable Loss Amounts on such Distribution Date).

         "OVERCOLLATERALIZATION  RELEASE  AMOUNT"  means,  with  respect  to any
Distribution Date on or after the Stepdown Date on which an Overcollateralization Stepdown Trigger Event is not in effect, the lesser of (x) the Principal Remittance Amount for such Distribution Date and (y) the excess, if any, of (i) the Overcollateralized Amount for such Distribution Date, assuming that 100% of the Principal Remittance Amount is applied to as a principal payment on the Offered Certificates on such Distribution Date over
(ii) the Overcollateralization Target Amount for such Distribution Date.

         The "OVERCOLLATERALIZATION TARGET AMOUNT" means with respect to (a) any Distribution Date occurring prior to the Stepdown Date, an amount equal to [____]% of the Pool Principal Balance as of the Cut-off Date; and (b) with respect to any Distribution Date on or after the Stepdown Date and (A) as long as an Overcollateralization Stepdown Trigger Event is not in effect, an amount equal to the greater of (x) [____]% of the Pool Principal Balance as of the end of the related Due Period and (y) approximately $[_________] or (B) for so long as an Overcollateralization Stepdown Trigger Event is in effect, the Overcollateralization Target Amount for the preceding Distribution Date.

         The "OVERCOLLATERALIZED AMOUNT" for any Distribution Date is the amount, if any, by which (i) the Pool Principal Balance on the last day of the immediately preceding Due Period exceeds (ii) the aggregate Certificate Principal Balance of the Offered Certificates as of such Distribution Date after giving effect to distributions to be made on such Certificates on such Distribution Date.

         The "PRINCIPAL DISTRIBUTION AMOUNT" for any Distribution Date will equal the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount for such Distribution Date.

         A "PRINCIPAL PREPAYMENT" with respect to any Distribution Date is any mortgagor payment or other recovery of principal on a Mortgage Loan that is received in advance of its scheduled Due Date and is not accompanied by an amount representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

         The "PRINCIPAL REMITTANCE AMOUNT" means with respect to any Distribution Date, the sum of (i) each scheduled payment of principal collected on the Mortgage Loans by the Master Servicer in the related Due Period, (ii) the principal portion of all partial and full principal prepayments of such Mortgage Loans applied by the Master Servicer during such Due Period, (iii) the principal portion of all Net Liquidation Proceeds and Insurance Proceeds received during such Due Period, (iv) that portion of the Purchase Price, representing principal of any repurchased Mortgage Loan, required to be deposited to the Collection Account during such Due Period, (v) the principal portion of any Substitution Adjustments required to be deposited in the Collection Account during such Due Period, and (vi) on the Distribution Date on which the Trust Fund is to be terminated in accordance with the Pooling and Servicing Agreement, that portion of the Termination Price, in respect of principal.

         A "REALIZED LOSS" with respect to any defaulted Mortgage Loan that is finally liquidated (a "LIQUIDATED MORTGAGE LOAN") is (i) the amount of loss realized equal to the portion of the Principal Balance remaining unpaid after application of all liquidation proceeds net of amounts reimbursable to the Master Servicer for related Advances, Servicing Advances and Servicing Fees (such amount, the "NET LIQUIDATION PROCEEDS") in respect of such Mortgage Loan and (ii) with respect to certain Mortgage Loans the principal balances or the scheduled payments of principal and interest of which have been reduced in connection with bankruptcy proceedings, (a) in the case of a reduction of the principal balance of a Mortgage Loan, the amount of such principal reduction, and (b) in the case of a reduction in the scheduled payments of principal and interest of a Mortgage Loan, the net present value (using as the discount rate the higher of the Loan Rate on such Mortgage Loan or the rate of interest, if any, specified by the court in such order) of the scheduled payments as so modified or restructured.

         The "ROLLING DELINQUENCY PERCENTAGE" means, with respect to any Distribution Date, the average of the Delinquency Percentages with respect to the last day of each of the three immediately preceding Due Periods.

         The "SENIOR CREDIT ENHANCEMENT PERCENTAGE," with respect to any Distribution Date, is the percentage obtained by dividing (i) the sum of (a) the aggregate of the Certificate Principal Balances of the Mezzanine Certificates and the Class B Certificates and (b) the Overcollateralized Amount, in each case after giving effect to the distributions of principal on such Distribution Date, by (ii) the Pool Principal Balance as of the end of the related Due Period.

         The  "SENIOR   SPECIFIED   ENHANCEMENT   PERCENTAGE"  on  any  date  of
determination thereof means [_____]%.

         The "STEPDOWN DATE" means the earlier of (A) the Distribution Date on which the Certificate Principal Balance of the Senior Certificates equals zero and (B) the later to occur of (x) the Distribution Date in ______________ 200_ and (y) the first Distribution Date on which the Senior Credit Enhancement Percentage (calculated for this purpose only using the Pool Principal Balance as of the end of the related Due Period but prior to any application of Principal Distribution Amount to the Certificates) is greater than or equal to the Senior Specified Enhancement Percentage.

         A "TRIGGER EVENT" has occurred on any Distribution Date, if the Rolling Delinquency Percentage exceeds [__]% of the Senior Credit Enhancement Percentage for such Distribution Date.

         An "OVERCOLLATERALIZATION STEPDOWN TRIGGER EVENT" means the occurrence on any Distribution Date of either of the following: (i) the Cumulative Loss Trigger has occurred or (ii) the Trigger Event has occurred.

         The "CUMULATIVE LOSS TRIGGER" has occurred on a Distribution Date if cumulative Realized Losses as of such Distribution Date exceed the percentages of the Pool Principal Balance as of the Cut-off Date set forth below with respect to such Distribution Date.

                                                           PERCENTAGE OF
                                                        THE POOL PRINCIPAL
                                                         BALANCE AS OF THE
      DISTRIBUTION DATE                                     CUT-OFF DATE
      -----------------                                  ------------------


         The  "UNPAID  INTEREST  SHORTFALL  AMOUNT"  means (i) for each Class of
Offered Certificates and the first Distribution Date, zero, and (ii) with respect to each Class of Offered Certificates and any Distribution Date after the first Distribution Date, the amount, if any, by which (a) the sum of (1) the Monthly Interest Distributable Amount for such Class for the immediately preceding Distribution Date and (2) the outstanding Unpaid Interest Shortfall Amount, if any, for such Class for such preceding Distribution Date exceeds (b) the aggregate amount distributed on such Class in respect of interest pursuant to clause (a) of this definition on such preceding Distribution Date, plus interest on the amount of interest due but not paid on the Certificates of such Class on such preceding Distribution Date, to the extent permitted by law, at the Pass-Through Rate for such Class for the related Accrual Period.

PASS-THROUGH RATES

         The Pass-Through Rate for the Class A, the Class M and the Class B Certificates for a particular Distribution Date is a per annum rate equal to [the lesser of (a) the sum of (i) One-Month LIBOR on the related LIBOR Determination Date (as defined herein) and (ii) the related Pass-Through Margin and (b) the Available Funds Cap]. The Pass-Through Margins for the Class A, the Class M-1 and Class B Certificates will be equal to [___]% ([__] basis points), [___]% ([__] basis points) and [___]% ([___] basis points), respectively, until the first Distribution Date following the Call Option Date, and [____]% ([___] basis points), [___]% ([___] basis points) and [___]% ([___] basis points), respectively, on and after such Distribution Date]. [As to any Distribution Date, the "Available Funds Cap" is a rate per annum equal to the weighted average of the Loan Rates on the Mortgage Loans outstanding as of the first day of the related Due Period, net of [___]% in fees.]

         [If on any Distribution Date, the Pass-Through Rate for any Class of Offered Certificates is based upon the Available Funds Cap, the excess of (i) the amount of interest such Class of Certificates would have been entitled to receive on such Distribution Date had such Pass-Through Rate not been subject to the Available Funds Cap, up to the Maximum Cap, over (ii) the amount of interest such Class of Offered Certificates received on such Distribution Date based on the Available Funds Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable Pass-Through Rate on such Class of Offered Certificates, without giving effect to the Available Funds Cap) is the "BASIS RISK SHORTFALL AMOUNT" for such Class of Offered Certificates. Any Basis Risk Shortfall Amount on any Class of Offered Certificates will be paid on future Distribution Dates from and to the extent of funds available therefor in the Excess Reserve Fund Account (as described herein). The ratings on the Offered Certificates do not address the likelihood of the payment of any Basis Risk Shortfall Amount.]

         The "MAXIMUM CAP" for any Distribution Date is [___]% per annum.

CALCULATION OF [ONE-MONTH LIBOR]

         [On the second LIBOR Business Day (as defined below) preceding the commencement of each Accrual Period following the initial Accrual Period (each such date, a "LIBOR DETERMINATION DATE"), the Trustee (except for the first Accrual Period) will determine the London interbank offered rate for one-month United States dollar deposits ("ONE-MONTH LIBOR") for such Accrual Period for the Offered Certificates on the basis of the offered rates of the Reference Banks for one-month United States dollar deposits, as such rates appear on the Telerate Page 3750, as of 11:00 a.m. (London time) on such LIBOR Determination Date. As used in this section, "LIBOR BUSINESS DAY" means a day on which banks are open for dealing in foreign currency and exchange in London and New York City; "TELERATE PAGE 3750" means the display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices); and "REFERENCE BANKS" means leading banks selected by the Trustee and engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) whose quotations appear on the Telerate Page 3750 on the LIBOR Determination Date in question, (iii) which have been designated as such by the Trustee and (iv) not controlling, controlled by or under common control with, the Depositor, the Master Servicer or any successor Master Servicer.

         On each LIBOR Determination Date, One-Month LIBOR for the related Accrual Period for the Offered Certificates will be established by the Trustee as follows:

(a) If on such LIBOR Determination Date two or more Reference Banks provide such offered quotations, One-Month LIBOR for the related Accrual Period will be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 0.0625%).
(b) If on such LIBOR Determination Date fewer than two Reference Banks provide such offered quotations, One-Month LIBOR for the related Accrual Period will be the higher of (x) One-Month LIBOR as determined on the previous LIBOR Determination Date and (y) the Reserve Interest Rate. The "RESERVE INTEREST RATE" will be the rate per annum that the Trustee determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 0.0625%) of the one-month United States dollar lending rates which New York City banks selected by the Trustee are quoting on the relevant LIBOR
Determination Date to the principal London offices of leading banks in the London interbank market or (ii) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month United States dollar lending rate which New York City banks selected by the Trustee are quoting on such LIBOR Determination Date to leading European banks.

         The establishment of One-Month LIBOR on each LIBOR Determination Date by the Trustee and the Trustee's calculation of the rate of interest applicable to the Offered Certificates for the related Accrual Period will (in the absence of manifest error) be final and binding.]

APPLICATION OF ALLOCABLE LOSS AMOUNTS

         Following any reduction of the Overcollateralized Amount to zero, any Allocable Loss Amounts will be applied, sequentially, in reduction of the Certificate Principal Balances of the Class B Certificates and the Class M Certificates, in that order, until their respective Certificate Principal Balances have been reduced to zero. The Certificate Principal Balance of the Class A Certificates will not be reduced by any application of Allocable Loss Amounts. However, if the Subordinate and Mezzanine Certificates are reduced to zero, such losses may ultimately reduce the amount of principal ultimately paid to the holders of the Class A Certificates. The reduction of the Certificate Principal Balance of any applicable Class of Offered Certificates by the application of Allocable Loss Amounts entitles such Class to reimbursement in an amount equal to the Loss Reimbursement Entitlement. Each such Class of Offered Certificates will be entitled to receive its Loss Reimbursement Entitlement, or any portion thereof, in accordance with the payment priorities specified herein. Payment in respect of Loss Reimbursement Entitlements will not reduce the Certificate Principal Balance of the related Class or Classes.

[EXCESS RESERVE FUND ACCOUNT

         The Pooling and Servicing Agreement establishes an account (the "EXCESS RESERVE FUND ACCOUNT"), which is held in trust, as part of the Trust Fund, by the Trustee on behalf of the Offered Certificateholders. The Excess Reserve Fund Account will not be an asset of any REMIC. Certificateholders of each Class of Offered Certificates in the order of their priority of payment will be entitled to receive payments from the Excess Reserve Fund Account to the extent of amounts on deposit therein in an amount equal to any Basis Risk Shortfall Amount for such Class of Certificates. On the Closing Date, $[_____] will be deposited into the Excess Reserve Fund Account. Thereafter, if the Available Funds Cap does not exceed One-Month LIBOR by at least [____]%, the amount to be held in the Excess Reserve Fund Account (the "REQUIRED RESERVE AMOUNT") on any Distribution Date thereafter will equal the greater of (i) [____]% of the outstanding Class Certificate Balance of the Offered Certificates as of such Distribution Date and (ii) $[_____] and will be funded from amounts otherwise to be paid to the Class OC Certificates. If the Available Funds Cap does exceed One-Month LIBOR by [_____]% or more, the Required Reserve Amount will be $[_____]. Any distribution by the Trustee from amounts in the Excess Reserve Fund Account shall be made on the applicable Distribution Date.

         Amounts on deposit in the Excess Reserve Fund Account in excess of $[_____] will be released therefrom and distributed to the holders of the Class OC Certificates on any Distribution Date on which the Available Funds Cap exceeds One-Month LIBOR by [____]% or more.]


REPORTS TO CERTIFICATEHOLDERS

         On each Distribution Date, the Trustee will forward to each holder of a Certificate and the Rating Agency a statement generally setting forth:

the amount of the distributions, separately identified, with respect to each Class of the Offered Certificates;

the amount of such distributions set forth in clause (i) allocable to principal, separately identifying the aggregate amount of any Principal Prepayments or other unscheduled recoveries of principal included therein;

the amount of such distributions set forth in clause (i) allocable to interest and the calculation thereof;

the amount of any Unpaid Interest Shortfall Amount with respect to each Class of Certificates, separately identified;

the Overcollateralization Target Amount and Overcollateralized Amount as of such Distribution Date;

the Certificate Principal Balance of each Class of Offered Certificates after giving effect to the distribution of principal on such Distribution Date;

the Pool Principal Balance at the end of the related Due Period;

the amount of the Servicing Fee paid to or retained by the Master Servicer;

the amount of the Trustee Fee paid to the Trustee;

the amount of Advances  for the related  Due  Period;

the number and aggregate Principal Balance of Mortgage Loans that were (A) delinquent (exclusive of Mortgage Loans in foreclosure) (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days, (B) in foreclosure and delinquent (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days and (C) in bankruptcy as of the close of business on the last day of the calendar month preceding such Distribution Date;

with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number, the Principal Balance of such Mortgage Loan as of the close of business on the last day of the related Due Period and the date of acquisition thereof;

the total number and principal balance of any REO Properties as of the close of business on the last day of the preceding Due Period;

the aggregate amount of Realized Losses incurred during the preceding calendar month;

the cumulative amount of Realized Losses;

any   Overcollateralization   Deficiency  Amount  after  giving  effect  to  the
distribution of principal on such Distribution Date;

the Allocable Loss Amounts, if any, allocated to the Mezzanine and Subordinate Certificates and the Loss Reimbursement Entitlement owing to the Mezzanine and Subordinate Certificates outstanding after giving effect to distributions
thereof   on   such   Distribution    Date;

whether a Trigger Event or Overcollateralization Stepdown Trigger Event has occurred and is continuing;

the amount of the Extra Principal Distribution Amount;

the Pass-Through Rate for the Class A, the Class M and Class B Certificates for such Distribution Date;

and the amount on deposit in the Excess Reserve Fund Account on such Distribution Date and the Basis Risk Shortfall Amount owing to each Class of Offered Certificates after giving effect to distributions thereof on such Distribution Date.

         In addition, within a reasonable period of time after the end of each calendar year, the Trustee will prepare and deliver to each holder of a Certificate of record during the previous calendar year a statement containing information necessary to enable holders of the Certificates to prepare their tax returns. Such statements will not have been examined and reported upon by an independent public accountant.

                  YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS

         The yield to maturity of the Offered Certificates, and particularly the Subordinate Certificates, will be sensitive to defaults on the Mortgage Loans. If a purchaser of an Offered Certificate calculates its anticipated yield based on an assumed rate of default and amount of losses that is lower than the default rate and amount of losses actually incurred, its actual yield to maturity will be lower than that so calculated. Certificateholders of the Offered Certificates may not receive reimbursement for Realized Losses in the month following the occurrence of such losses. In general, the earlier a loss occurs, the greater is the effect on an investor's yield to maturity. There can be no assurance as to the delinquency, foreclosure or loss experience with respect to the Mortgage Loans. Because the Mortgage Loans were underwritten in accordance with standards less stringent than those generally acceptable to FNMA and FHLMC with regard to a borrower's credit standing and repayment ability, the risk of delinquencies with respect to, and losses on, the Mortgage Loans will be greater than that of mortgage loans underwritten in accordance with FNMA and FHLMC standards.

         The rate of principal payments on the Offered Certificates, the aggregate amount of distributions on the Offered Certificates and the yields to maturity of the Offered Certificates will be related to the rate and timing of payments of principal on the Mortgage Loans. The rate of principal payments on the Mortgage Loans will in turn be affected by the amortization schedules of the Mortgage Loans and by the rate of principal prepayments (including for this purpose prepayments resulting from refinancing, liquidations of the Mortgage Loans due to defaults, casualties or condemnations and repurchases by the Seller or Master Servicer). [Because certain of the Mortgage Loans contain prepayment penalties, the rate of principal payments may be less than the rate of principal payments for mortgage loans which did not have prepayment penalties.] The Mortgage Loans are subject to the "due-on-sale" provisions included therein. See "The Mortgage Pool" herein.

         Prepayments, liquidations and purchases of the Mortgage Loans (including any optional purchase) will result in distributions on the Offered Certificates of principal amounts which would otherwise be distributed over the remaining terms of the Mortgage Loans. Since the rate of payment of principal on the Mortgage Loans will depend on future events and a variety of other factors, no assurance can be given as to such rate or the rate of principal prepayments. The extent to which the yield to maturity of a Class of Offered Certificates may vary from the anticipated yield will depend upon the degree to which such Offered Certificate is purchased at a discount or premium, and the degree to which the timing of payments thereon is sensitive to prepayments, liquidations and purchases of the Mortgage Loans. Further, an investor should consider the risk that, in the case of any Offered Certificate purchased at a discount, a slower than anticipated rate of principal payments (including prepayments) on the Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Offered Certificate purchased at a premium, a faster than anticipated rate of principal payments on the Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield.

         The rate of principal payments (including prepayments) on pools of mortgage loans may vary significantly over time and may be influenced by a variety of economic, geographic, social and other factors, including changes in borrowers' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. In general, if prevailing interest rates were to fall significantly below the Loan Rates on the Fixed Rate Mortgage Loans, such Mortgage Loans could be subject to higher prepayment rates than if prevailing interest rates were to remain at or above the Loan Rates on such Mortgage Loans. Conversely, if prevailing interest rates were to rise significantly, the rate of prepayments on such Mortgage Loans would generally be expected to decrease. As is the case with the Fixed Rate Mortgage Loans, the Adjustable Rate Mortgage Loans may be subject to a greater rate of principal prepayments in a low interest rate environment. For example, if prevailing interest rates were to fall, borrowers with Adjustable Rate Mortgage Loans may be inclined to refinance their Adjustable Rate Mortgage Loans with a fixed rate loan to "lock in" a lower interest rate. The existence of the applicable Periodic Rate Cap and Maximum Rate also may affect the likelihood of prepayments resulting from refinancings. No assurances can be given as to the rate of prepayments on the Mortgage Loans in stable or changing interest rate environments. In addition, the delinquency and loss experience of the Adjustable Rate Mortgage Loans may differ from that on the Fixed Rate Mortgage Loans because the amount of the monthly payments on the Adjustable Rate Mortgage Loans are subject to adjustment on each Adjustment Date. [In addition, many of the Adjustable Rate Mortgage Loans will not have their initial Adjustment Date for [__________] after the origination thereof. The prepayment experience of the Delayed First Adjustment Mortgage Loans may differ from that of the other Adjustable Rate Mortgage Loans. The Delayed First Adjustment Mortgage Loans may be subject to greater rates of prepayments as they approach their initial Adjustment Dates even if market interest rates are only slightly higher or lower than the Loan Rates on the Delayed First Adjustment Mortgage Loans as borrowers seek to avoid changes in their monthly payments.]

OVERCOLLATERALIZATION PROVISIONS

         The operation of the overcollateralization provisions of the Pooling and Servicing Agreement will affect the weighted average lives of the Offered Certificates and consequently the yields to maturity of such Certificates. Unless and until the Overcollateralized Amount equals the Overcollateralization Target Amount, the General Excess Available Spread will be applied as distributions of principal of the Class or Classes of Certificates then entitled to distributions of principal, thereby reducing the weighted average lives thereof. The actual Overcollateralized Amount may change from Distribution Date to Distribution Date producing uneven distributions of the General Excess Available Spread. There can be no assurance as to when or whether the Overcollateralized Amount will equal the Overcollateralization Target Amount.

         The General Excess Available Spread generally is equal to the excess of
(x) interest collected or advanced on the Mortgage Loans over (y) the sum of required interest on the Offered Certificates plus the Trustee Fee, the Servicing Fee Rate and, if applicable, the Excess Servicing Fee. Mortgage Loans with higher Loan Rates will contribute more interest to the General Excess Available Spread. Mortgage Loans with higher Loan Rates may prepay faster than Mortgage Loans with relatively lower Loan Rates in response to a given change in market interest rates. Any such disproportionate prepayments of Mortgage Loans with higher Loan Rates may adversely affect the amount of the General Excess Available Spread available to make accelerated payments of principal of the Offered Certificates.

         As a result of the interaction of the foregoing factors, the effect of the overcollateralization provisions on the weighted average lives of the Offered Certificates may vary significantly over time and from Class to Class.

[ADDITIONAL INFORMATION

         The Depositor has filed certain yield tables and other computational materials with respect to certain Classes of the Offered Certificates with the Commission in a report on Form 8-K and may file certain additional yield tables and other computational materials with respect to one or more Classes of Offered Certificates with the Commission in a report on Form 8-K. Such tables and materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. Such tables and assumptions may be based on assumptions that differ from the Structuring Assumptions. Accordingly, such tables and other materials may not be relevant to or appropriate for investors other than those specifically requesting them.]

WEIGHTED AVERAGE LIVES

         The timing of changes in the rate of Principal Prepayments on the Mortgage Loans may significantly affect an investor's actual yield to maturity, even if the average rate of Principal Prepayments is consistent with such investor's expectation. In general, the earlier a Principal Prepayment on the Mortgage Loans occurs, the greater the effect of such Principal Prepayment on an investor's yield to maturity. The effect on an investor's yield of Principal Prepayments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Offered Certificates may not be offset by a subsequent like decrease (or increase) in the rate of Principal Prepayments.

         The projected weighted average life of any Class of Offered Certificates is the average amount of time that will elapse from __________ __, 199_ (the "CLOSING DATE") until each dollar of principal is scheduled to be repaid to the investors in such Class of Offered Certificates. Because it is expected that there will be prepayments and defaults on the Mortgage Loans, the actual weighted average lives of the Classes of Offered Certificates are expected to vary substantially from the weighted average remaining terms to stated maturity of the Mortgage Pool as set forth herein under "The Mortgage Pool--Mortgage Loan Statistics".

         The "ASSUMED FINAL MATURITY DATE" for each Class of Offered Certificates is as set forth herein under "Description of the
Certificates--General". The Assumed Final Maturity Date for each Class of Offered Certificates is the __th Distribution Date following the Due Period in which the Principal Balances of all the Mortgage Loans have been reduced to zero, assuming that the Mortgage Loans pay in accordance with their terms. The weighted average life of each Class of Offered Certificates is likely to be shorter than would be the case if payments actually made on the Mortgage Loans conformed to the foregoing assumptions, and the final Distribution Date with respect to the Offered Certificates could occur significantly earlier than the related Assumed Final Maturity Date because (i) prepayments are likely to occur,
(ii) excess cashflow, if any, will be applied as principal of the Offered Certificates as described herein, (iii) the Overcollateralization Target Amount is as defined herein and (iv) the Majority Residual Interestholder or the Master Servicer may cause a termination of the Trust Fund as provided herein.

         The model used in this Prospectus Supplement (the "PREPAYMENT ASSUMPTION") represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans. The Prepayment Assumption does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Mortgage Loans.

         Each of the Prepayment Scenarios in the table on page S-[ ] assumes the
respective   percentages  of  the  applicable  Prepayment  Assumption  described thereunder.

         The tables on pages S-[ ] through S-[ ] were prepared on the basis of the assumptions in the following paragraph and the tables set forth below. There are certain differences between the loan characteristics included in such assumptions and the characteristics of the actual Mortgage Loans. Any such discrepancy may have an effect upon the percentages of Original Certificate Principal Balances outstanding and weighted average lives of the Offered Certificates set forth in the tables on pages S-[ ] through S-[ ]. In addition, since the actual Mortgage Loans in the Trust Fund will have characteristics that differ from those assumed in preparing the tables set forth below, the distributions of principal of the Offered Certificates may be made earlier or later than indicated in the tables.

         The percentages and weighted average lives in the tables on pages S-[ ] through S-[ ] were determined on the basis of the following structuring assumptions (the "STRUCTURING ASSUMPTIONS"):

                        [list of structuring assumptions]

         Nothing contained in the foregoing assumptions should be construed as a representation that the Mortgage Loans will not experience delinquencies or losses.

         Based on the foregoing assumptions, the following tables indicate the projected weighted average lives of each Class of Offered Certificates, and set forth the percentages of the Original Certificate Principal Balance of each such Class that would be outstanding after each of the dates shown, at various Prepayment Scenarios.

                              [TABULAR INFORMATION]

                                 USE OF PROCEEDS

         The Depositor will apply the net proceeds of the sale of the Offered Certificates against the purchase price of the Mortgage Loans transferred to the Trust Fund.

                CERTAIN MATERIAL FEDERAL INCOME TAX CONSEQUENCES

         The Pooling and Servicing Agreement provides that the Trust Fund[, exclusive of the assets held in the Excess Reserve Fund Account, ]will comprise [several Subsidiary REMICs and] a [Master] REMIC organized in a [tiered] "real estate mortgage investment conduit" ("REMIC") structure. [Each Subsidiary REMIC will issue uncertificated regular interests and those interests will be held entirely by the REMIC immediately above it in the tiered structure. Each of the Subsidiary REMICs and] the [Master] REMIC will designate a single class of interests as the residual interest in that REMIC. The Class R Certificates will represent ownership of the residual interests in [each of] the REMIC[s]. Election[s] will be made to treat [each Subsidiary REMIC and] the [Master] REMIC as a REMIC for federal income tax purposes.

         Each Class of Offered Certificates will represent beneficial ownership of regular interests issued by the [Master] REMIC. [In addition, each of the Offered Certificates will represent a beneficial interest in the right to receive payments from the Excess Reserve Fund Account.]

         Upon the issuance of the Offered Certificates, Brown & Wood LLP ("TAX COUNSEL"), will deliver its opinion concluding, assuming compliance with the Pooling and Servicing Agreement, that for federal income tax purposes [each Subsidiary REMIC and] the [Master] REMIC will qualify as a REMIC within the meaning of section 860D of the Internal Revenue Code of 1986, as amended (the "CODE"). [In addition, Tax Counsel will deliver an opinion concluding that the Excess Reserve Fund Account is an "outside reserve fund" that is beneficially owned by the Certificateholders of the Class [__] Certificates]. [Moreover, Tax Counsel will deliver an opinion concluding that the rights of the Certificateholders of the Offered Certificates to receive payments from the Excess Reserve Fund Account represent, for federal income tax purposes, interests in an interest rate cap contract.]

TAXATION OF REGULAR INTERESTS

         A Certificateholder of a Class of Offered Certificates will be treated for federal income tax purposes as owning an interest in regular interests in the [Master] REMIC

         Upon the sale, exchange, or other disposition of an Offered Certificate, assuming that an Offered Certificate is held as a "capital asset" within the meaning of section 1221 of the Code, gain or loss on the disposition of an Offered Certificate should, subject to the limitation described below, be capital gain or loss. However, gain attributable to an Offered Certificate will be treated as ordinary income to the extent such gain does not exceed the excess, if any, of (i) the amount that would have been includible in the Certificateholder's gross income with respect to the regular interest component had income thereon accrued at a rate equal to 110% of the applicable federal rate as defined in section 1274(d) of the Code determined as of the date of purchase of the Offered Certificate over (ii) the amount actually included in such Certificateholder's income.

         Interest on a REMIC regular interest must be included in income by a Certificateholder under the accrual method of accounting, regardless of the Certificateholder's regular method of accounting. In addition, a regular interest could be considered to have been issued with original issue discount ("OID"). See "Certain Material Federal Income Tax Considerations --Taxation of the REMIC" in the Prospectus. The prepayment assumption that will be used to in determining the accrual of any OID, market discount, or bond premium, if any, will equal the rate described above under "Yield, Prepayment and Maturity Considerations--Weighted Average Lives" for Scenario [___]. No representation is made that the Mortgage Loans will prepay at such a rate or at any other rate. OID must be included in income as it accrues on a constant yield method, regardless of whether the Certificateholder receives currently the cash attributable to such OID.

STATUS OF THE OFFERED CERTIFICATES

         The regular interest component of the Offered Certificates will be treated as assets described in section 7701(a)(19)(C) of the Code, and as "real estate assets" under section 856(c)(5)(B) of the Code, generally, in the same proportion that the assets of the Trust Fund[, exclusive of the Excess Reserve Fund Account,] would be so treated. In addition, to the extent a regular interest represents real estate assets under section 856(c)(5)(B) of the Code, the interest derived from that component would be interest on obligations secured by interests in real property for purposes of section 856(c)(3) of the Code.

NON-U.S. PERSONS

         Interest paid to or accrued by a Certificateholder who is a Non-U.S. Person will be considered "portfolio interest", and will not be subject to U.S. federal income tax and withholding tax, if the interest is not effectively connected with the conduct of a trade or business within the United States by the Non-U.S. Person and the Non-U.S. Person (i) is not actually or constructively a "10 percent shareholder" of the Trust Fund or a "controlled foreign corporation" with respect to which the Trust Fund is a "related person" within the meaning of the Code and (ii) provides the Trust Fund or other person who is otherwise required to withhold U.S. tax with respect to the Offered Certificates with an appropriate statement (on Form W8 or a similar form), signed under penalties of perjury, certifying that the beneficial owner of the Offered Certificate is a Non-U.S. Person and providing the Non-U.S. Person's name and address. If an Offered Certificate is held through a securities clearing organization or certain other financial institutions, the organization or institution may provide the relevant signed statement to the withholding agent; in that case, however, the signed statement must be accompanied by a Form W8 or substitute form provided by the Non-U.S. Person that owns the Certificate.

         Any capital gain realized on the sale, redemption, retirement or other taxable disposition of an Offered Certificate by a Non-U.S. Person will be exempt from United States federal income and withholding tax, provided that (i) such gain is not effectively connected with the conduct of a trade or business in the United States by the Non-U.S. Person and (ii) in the case of an individual, the individual is not present in the United States for 183 days or more in the taxable year.

         For purposes of the foregoing discussion, the term "NON-U.S. PERSON" means any person other than (i) a citizen or resident of the United States; (ii) a corporation (or entity treated as a corporation for tax purposes) created or organized in the United States or under the laws of the United States or of any state thereof, including, for this purpose, the District of Columbia; (iii) a partnership (or entity treated as a partnership for tax purposes) organized in the United States or under the laws of the United States or of any state thereof, including, for this purpose, the District of Columbia (unless provided otherwise by future Treasury regulations); (iv) an estate whose income is includible in gross income for United States income tax purposes regardless of its source; or (v) a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. Persons have authority to control all substantial decisions of the trust. Notwithstanding the last clause of the preceding sentence, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996, and treated as U.S. Persons prior to such date, may elect to continue to be U.S. Persons.

PROHIBITED TRANSACTIONS TAX AND OTHER TAXES

         The Code imposes a tax on REMICs equal to 100% of the net income derived from "prohibited transactions" (the "PROHIBITED TRANSACTIONS TAX"). In general, subject to certain specified exceptions, a prohibited transaction means the disposition of a Mortgage Loan, the receipt of income from a source other than a Mortgage Loan or certain other permitted investments, the receipt of compensation for services, or gain from the disposition of an asset purchased with the payments on the Mortgage Loans for temporary investment pending distribution on the Certificates. It is not anticipated that the Trust Fund will engage in any prohibited transactions in which it would recognize a material amount of net income.

         In addition, certain contributions to a trust fund that elects to be treated as a REMIC made after the day on which such trust fund issues all of its interests could result in the imposition of a tax on the trust fund equal to 100% of the value of the contributed property (the "CONTRIBUTIONS TAX"). The Trust Fund will not accept contributions that would subject it to such tax.

         In addition, a trust fund that elects to be treated as a REMIC may also be subject to federal income tax at the highest corporate rate on "net income from foreclosure property," determined by reference to the rules applicable to real estate investment trusts. "Net income from foreclosure property" generally means gain from the sale of a foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust. It is not anticipated that the Trust Fund will recognize net income from foreclosure property subject to federal income tax.

BACKUP WITHHOLDING

         Certain Certificate Owners may be subject to backup withholding at the rate of 31% with respect to interest paid on the Offered Certificates if the Certificate Owners, upon issuance, fail to supply the Trustee or their broker with their taxpayer identification number, furnish an incorrect taxpayer identification number, fail to report interest, dividends, or other "reportable payments" (as defined in the Code) properly, or, under certain circumstances, fail to provide the Trustee or their broker with a certified statement, under penalty of perjury, that they are not subject to backup withholding.

         The Trustee will be required to report annually to the Internal Revenue Service (the "IRS"), and to each Certificateholder of record, the amount of interest paid (and OID accrued, if any) on the Offered Certificates (and the amount of interest withheld for federal income taxes, if any) for each calendar year, except as to exempt holders (generally, holders that are corporations, certain tax-exempt organizations or nonresident aliens who provide certification as to their status as nonresidents). As long as the only holder of record of a Class of Offered Certificates is Cede, as nominee of DTC, the IRS and Certificate Owners of such Class will receive tax and other information, including the amount of interest paid on such Certificates owned, from Participants and Financial Intermediaries rather than from the Trustee. (The Trustee, however, will respond to requests for necessary information to enable Participants, Financial Intermediaries and certain other persons to complete their reports.) Each non-exempt Certificate Owner will be required to provide, under penalty of perjury, a certificate on IRS form W-9 containing his or her name, address, correct federal taxpayer identification number and a statement that he or she is not subject to backup withholding. Should a nonexempt Certificate Owner fail to provide the required certification, the Participants or Financial Intermediaries (or the Paying Agent) will be required to withhold 31% of the interest (and principal) otherwise payable to the holder, and remit the withheld amount to the IRS as a credit against the holder's federal income tax liability.

         Such amounts will be deemed distributed to the affected Certificate Owner for all purposes of the related Certificates and the Pooling and Servicing Agreement.

                                   STATE TAXES

         The Depositor makes no representations regarding the tax consequences of purchase, ownership or disposition of the Offered Certificates under the tax laws of any state. Investors considering an investment in the Offered Certificates should consult their own tax advisors regarding such tax consequences.

         All investors should consult their own tax advisors regarding the federal, state, local or foreign income tax consequences of the purchase, ownership and disposition of the Offered Certificates.

                              ERISA CONSIDERATIONS

         Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), prohibits "parties in interest" with respect to an employee benefit plan subject to ERISA and/or a plan or other arrangement subject to the excise tax provisions set forth under section 4975 of the Code (each of the foregoing, a "PLAN") from engaging in certain transactions involving such Plan and its assets unless a statutory, regulatory or administrative exemption applies to the transaction. Section 4975 of the Code imposes certain excise taxes on prohibited transactions involving plans described under that section; ERISA authorizes the imposition of civil penalties for prohibited transactions involving plans not covered under section 4975 of the Code. Any Plan fiduciary which proposes to cause a Plan to acquire any of the Offered Certificates should consult with its counsel with respect to the potential consequences under ERISA and the Code of the Plan's acquisition and ownership of such Certificates. See "ERISA Considerations" in the Prospectus.

         Certain employee benefit plans, including governmental plans and certain church plans, are not subject to ERISA's requirements. Accordingly, assets of such plans may be invested in the Offered Certificates without regard to the ERISA considerations described herein and in the Prospectus, subject to the provisions of other applicable federal and state law. Any such plan which is qualified and exempt from taxation under sections 401(a) and 501(a) of the Code may nonetheless be subject to the prohibited transaction rules set forth in section 503 of the Code.

         Except as noted above, investments by Plans are subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan. A fiduciary which decides to invest the assets of a Plan in the Offered Certificates should consider, among other factors, the extreme sensitivity of the investments to the rate of principal payments (including prepayments) on the Mortgage Loans.

         The U.S. Department of Labor (the "DOL") has granted to Greenwich Capital Markets, Inc. an administrative exemption (Prohibited Transaction Exemption 9059; Exemption Application No. D8374) (the "EXEMPTION") from certain of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code with respect to the initial purchase, the holding and the subsequent resale by Plans of certificates in pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Exemption. The Exemption applies to mortgage loans such as the Mortgage Loans in the Trust Fund.

         Among the conditions that must be satisfied for the Exemption to apply are the following:

         (1) the acquisition of the certificates by a Plan is on terms (including the price for the certificates) that are at least as favorable to the Plan as they would be in an arm's length transaction with an unrelated party;

         (2) the rights and interest evidenced by the certificates acquired by the Plan are not subordinated to the rights and interests evidenced by other certificates of the trust fund;

         (3) the certificates acquired by the Plan have received a rating at the time of such acquisition that is one of the three highest generic rating categories from Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("MOODY'S"), Duff & Phelps Credit Rating Co. ("DCR") or Fitch IBCA, Inc. ("FITCH" and, together with S&P, Moody's and DCR, the "EXEMPTION RATING AGENCIES");

         (4) the trustee must not be an affiliate of any other member of the Restricted Group (as defined below);

         (5) the sum of all payments made to and retained by the underwriters in connection with the distribution of the certificates represents not more than reasonable compensation for underwriting the certificates; the sum of all payments made to and retained by the seller pursuant to the assignment of the loans to the trust fund represents not more than the fair market value of such loans; the sum of all payments made to and retained by the servicer and any other servicer represents not more than reasonable compensation for such person's services under the agreement pursuant to which the loans are pooled and reimbursements of such person's reasonable expenses in connection therewith; and

         (6) the Plan investing in the certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933.

         The trust fund must also meet the following requirements:

(i) the corpus of the trust fund must consist solely of assets of the type that have been included in other investment pools;

(ii) certificates in such other investment pools must have been rated in one of the three highest generic rating categories by an Exemption Rating Agency for at least one year prior to the Plan's acquisition of certificates; and

(iii) certificates evidencing interests in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of certificates.

         Moreover, the Exemption provides relief from certain self-dealing/conflict of interest prohibited transactions that may occur when the Plan fiduciary causes a Plan to acquire certificates in a trust as to which the fiduciary (or its affiliate) is an obligor on the receivables held in the trust provided that, among other requirements, (i) in the case of an acquisition in connection with the initial issuance of certificates, at least fifty percent (50%) of each class of certificates in which Plans have invested is acquired by persons independent of the Restricted Group; (ii) such fiduciary (or its affiliate) is an obligor with respect to five percent (5%) or less of the fair market value of the obligations contained in the trust; (iii) the Plan's investment in certificates of any class does not exceed twenty-five percent (25%) of all of the certificates of that class outstanding at the time of the acquisition; and (iv) immediately after the acquisition, no more than twenty-five percent (25%) of the assets of any Plan with respect to which such person is a fiduciary are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity. The Exemption does not apply to Plans sponsored by the Underwriter, the Trustee, the Master Servicer, any obligor with respect to Mortgage Loans included in the Trust Fund constituting more than five percent of the aggregate unamortized principal balance of the assets in the Trust Fund, or any affiliate of such parties (the "RESTRICTED GROUP").

         It is expected that the Exemption will apply to the acquisition and holding by Plans of the Senior Certificates and that all conditions of the Exemption other than those within the control of the investors will be met.

         BECAUSE THE CHARACTERISTICS OF THE CLASS M AND THE CLASS B CERTIFICATES MAY NOT MEET THE REQUIREMENTS OF PTCE 83-1, THE EXEMPTION OR ANY OTHER ISSUED EXEMPTION UNDER ERISA, THE PURCHASE AND HOLDING OF CLASS M AND CLASS B CERTIFICATES BY A PLAN OR BY INDIVIDUAL RETIREMENT ACCOUNTS OR OTHER PLANS SUBJECT TO SECTION 4975 OF THE CODE MAY RESULT IN PROHIBITED
TRANSACTIONS OR THE IMPOSITION OF EXCISE TAXES OR CIVIL PENALTIES. CONSEQUENTLY, INITIAL ACQUISITIONS AND TRANSFERS OF THE CLASS M AND CLASS B CERTIFICATES WILL NOT BE REGISTERED BY THE TRUSTEE UNLESS THE TRUSTEE
RECEIVES: (I) A REPRESENTATION FROM THE ACQUIROR OR TRANSFEREE OF SUCH CERTIFICATE, TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF ERISA OR A PLAN OR ARRANGEMENT SUBJECT TO
SECTION 4975 OF THE CODE, NOR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR ARRANGEMENT NOR USING THE ASSETS OF ANY SUCH PLAN OR ARRANGEMENT TO EFFECT SUCH TRANSFER OR (II) IF THE PURCHASER IS AN INSURANCE COMPANY, A REPRESENTATION THAT THE PURCHASER IS AN INSURANCE COMPANY WHICH IS PURCHASING SUCH CERTIFICATES WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60")) AND THAT THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER SECTION I AND II OF PTCE 95-60. SUCH REPRESENTATION AS DESCRIBED ABOVE SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE BY THE ACQUIROR OR TRANSFEREE'S ACCEPTANCE OF A CLASS M OR CLASS B CERTIFICATE. IN THE EVENT THAT SUCH REPRESENTATION IS VIOLATED, SUCH ATTEMPTEd TRANSFER OR ACQUISITION SHALL BE VOID AND OF NO EFFECT.

         Prospective Plan investors should consult with their legal advisors concerning the impact of ERISA and the Code, the applicability of PTCE 831 described in the Prospectus and the Exemption, and the potential consequences in their specific circumstances, prior to making an investment in the Offered Certificates. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment prudence and diversification, an investment in the Offered Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

                         LEGAL INVESTMENT CONSIDERATIONS

         Because certain of the Mortgage Loans are secured by junior liens, the Certificates will not constitute "mortgage related securities" for the purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA"). Accordingly, many institutions with legal authority to invest in "mortgage related securities" may not be legally authorized to invest in the Certificates.

         There may be restrictions on the ability of certain investors, including depository institutions, either to purchase the Certificates or to purchase Certificates representing more than a specified percentage of the investor's assets. Investors should consult their own legal advisors in determining whether and to what extent the Certificates constitute legal investments for such investors. See "Legal Investment" in the Prospectus.

                             METHOD OF DISTRIBUTION

         Subject to the terms and conditions set forth in the Underwriting Agreement, between the Depositor and the Underwriter (an affiliate of the Depositor), the Depositor has agreed to sell to the Underwriter, and the Underwriter has agreed to purchase from the Depositor, the Offered Certificates.

         Distribution of the Offered Certificates will be made by the Underwriter from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The Underwriter may effect such transactions by selling Offered Certificates to or through dealers and such dealers may receive from the Underwriter, for which they act as agent, compensation in the form of underwriting discounts, concessions or commissions. The Underwriter and any dealers that participate with the Underwriter in the distribution of such Offered Certificates may be deemed to be underwriters, and any discounts, commissions or concessions received by them, and any profits on resale of the Certificates purchased by them, may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended (the "ACT").

         The Depositor has been advised by the Underwriter that it intends to make a market in the Offered Certificates but has no obligation to do so. There can be no assurance that a secondary market for the Offered Certificates will develop or, if it does develop, that it will continue.

         The Depositor has agreed to indemnify the Underwriter against, or make contributions to the Underwriter with respect to, certain liabilities, including liabilities under the Act.

                                  LEGAL MATTERS

         Certain legal matters in connection with the issuance of the Offered Certificates will be passed upon for the Depositor and for the Underwriter by Brown & Wood LLP, New York, New York.

                                     RATINGS

         It is a condition to the issuance of the Offered Certificates that (i) the Class A Certificates be rated "___" by __________ and ______ (each, a "RATING AGENCY"" and, together, the "RATING AGENCIES"), (ii) the M Certificates be rated "__" by ___ and "___" by _______, and the Class B Certificates be rated "___" by ___ .

         The ratings assigned by the Rating Agencies to mortgage pass-through certificates address the likelihood of the receipt of all distributions on the mortgage loans by the related certificateholders under the agreements pursuant to which such certificates are issued. The Rating Agencies' ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on the mortgage pool is adequate to make the payments required by such certificates. The Rating Agencies' ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments of the mortgage loans.

         The ratings on the Offered Certificates address the likelihood of the receipt by the holders of the Offered Certificates of all distributions on the Mortgage Loans to which they are entitled. The ratings on the Offered Certificates also address the structural, legal and issuer-related aspects of the Offered Certificates, including the nature of the Mortgage Loans. In general, the ratings on the Offered Certificates address credit risk and not prepayment risk. The ratings on the Offered Certificates do not represent any assessment of the likelihood that principal prepayments of the Mortgage Loans will be made by borrowers or the degree to which the rate of such prepayments might differ from that originally anticipated. [The ratings on the Offered Certificates do not address the likelihood of the payment of any Basis Risk Shortfall Amount.] As a result, the initial ratings assigned to the Offered Certificates do not address the possibility that holders of the Offered
Certificates might suffer a lower than anticipated yield in the event of principal payments on the Offered Certificates resulting from rapid prepayments of the Mortgage Loans or the application of the General Excess Available Amount as described herein, or in the event that the Trust Fund is terminated prior to the Assumed Final Maturity Date of the Classes of Offered Certificates.

         The Depositor has not engaged any rating agency other than the Rating Agencies to provide ratings on the Offered Certificates. However, there can be no assurance as to whether any other rating agency will rate the Offered Certificates, or, if it does, what rating would be assigned by any such other rating agency. Any rating on the Certificates by another rating agency, if assigned at all, may be lower than the ratings assigned to the Offered Certificates by the Rating Agencies.

         A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating. In the event that the ratings initially assigned to any of the Offered Certificates by the Rating Agencies are subsequently lowered for any reason, no person or entity is obligated to provide any additional support or credit enhancement with respect to such Offered Certificates.


INDEX OF DEFINED TERMS

Accrual Period............................................................S-49
Act.......................................................................S-70
Adjustable Rate Mortgage Loans............................................S-17
Adjustment Date...........................................................S-24
Advance...................................................................S-36
Allocable Loss Amount.....................................................S-49
Assumed Final Maturity Date...............................................S-61
Available Funds...........................................................S-47
Available Funds Cap.......................................................S-54
Balloon Loan..............................................................S-18
Balloon Payment...........................................................S-18
Basic Principal Distribution Amount.......................................S-49
Basis Risk Shortfall Amount...............................................S-54
Book-Entry Certificates...................................................S-41
Call Option Date..........................................................S-49
Cede......................................................................S-41
Cedel.....................................................................S-41
Cedel Participants........................................................S-44
Certificate Owners........................................................S-41
Certificate Principal Balance.............................................S-49
Certificateholder.........................................................S-42
Certificates..............................................................S-41
Class A Principal Distribution Amount.....................................S-49
Class B Principal Distribution Amount.....................................S-50
Class M Principal Distribution Amount.....................................S-50
Closing Date..............................................................S-61
Code......................................................................S-63
Collection Account........................................................S-35
Compensating Interest.....................................................S-38
Contributions Tax.........................................................S-65
Cooperative...............................................................S-44
Cumulative Loss Trigger...................................................S-53
Cut-off Date..............................................................S-17
Cut-off Date Principal Balance............................................S-17
DCR.......................................................................S-67
Defective Mortgage Loans..................................................S-35
Definitive Certificate....................................................S-42
Delayed First Adjustment Mortgage Loan....................................S-18
Delinquency Percentage....................................................S-50
Delinquent................................................................S-51
Depositor.................................................................S-17
Determination Date........................................................S-38
Distribution Account......................................................S-35
Distribution Date.........................................................S-41
DOL.......................................................................S-67
DTC.......................................................................S-41
Due Date..................................................................S-18
Due Period................................................................S-51
Eligible Account..........................................................S-36
Eligible Substitute Mortgage Loan.........................................S-34
ERISA.....................................................................S-66
Euroclear Operator........................................................S-44
Euroclear Participants....................................................S-44
European Depositaries.....................................................S-42
Excess Reserve Fund Account...............................................S-56
Excess Servicing Fee......................................................S-38
Exemption.................................................................S-67
Exemption Rating Agencies.................................................S-67
Extra Principal Distribution Amount.......................................S-67
Financial Intermediary....................................................S-42
Fitch.....................................................................S-67
Fixed Rate Mortgage Loans.................................................S-17
Foreclosure Ratio.........................................................S-32
General Excess Available Amount...........................................S-51
Gross Margin..............................................................S-24
Index.....................................................................S-17
Interest Distributable Amount.............................................S-51
IRS.......................................................................S-65
LIBOR Business Day........................................................S-55
LIBOR Determination Date..................................................S-55
Liquidated Mortgage Loan..................................................S-53
Loss Reimbursement Entitlement............................................S-51
Maximum Cap...............................................................S-55
Maximum Loan Rate.........................................................S-24
Mezzanine Certificates....................................................S-41
Minimum Loan Rate.........................................................S-34
Monthly Interest Distributable Amount.....................................S-51
Moody's...................................................................S-67
Mortgage..................................................................S-18
Mortgage Loan Schedule....................................................S-33
Mortgage Loans............................................................S-17
Mortgage Pool.............................................................S-17
Mortgage Rates............................................................S-17
Mortgaged Property........................................................S-17
Net Gains/(Losses)........................................................S-32
Net Liquidation Proceeds..................................................S-53
Non-U.S. Person...........................................................S-64
Offered Certificates......................................................S-41
OID.......................................................................S-63
One-Month LIBOR...........................................................S-55
Original Certificate Principal Balance....................................S-49
Overcollateralization Deficiency Amount...................................S-51
Overcollateralization Release Amount......................................S-52
Overcollateralization Stepdown Trigger Event..............................S-52
Overcollateralization Target Amount.......................................S-52
Overcollateralized Amount.................................................S-52
Pass-Through Margin.......................................................S-54
Pass-Through Rate.........................................................S-54
Periodic Rate Cap.........................................................S-24
Plan......................................................................S-66
Pooling and Servicing Agreement...........................................S-33
Pool Principal Balance....................................................S-17
Prepayment Assumption.....................................................S-61
Prepayment Interest Shortfall.............................................S-38
Prepayment Period.........................................................S-47
Principal Distribution Amount.............................................S-52
Principal Prepayment......................................................S-52
Principal Remittance Amount...............................................S-52
Prohibited Transactions Tax...............................................S-65
PTCE 95-60................................................................S-69
Purchase Price............................................................S-34
Rating Agencies...........................................................S-70
Rating Agency.............................................................S-70
Realized Loss.............................................................S-53
Record Date...............................................................S-41
Reference Banks...........................................................S-55
Related Documents.........................................................S-33
Relevant Depositary.......................................................S-42
REMIC.....................................................................S-62
Required Reserve Amount...................................................S-56
Reserve Interest Rate.....................................................S-55
Residual Certificates.....................................................S-41
Restricted Group..........................................................S-68
Rolling Delinquency Percentage............................................S-53
Rules.....................................................................S-42
S&P.......................................................................S-67
Scoring Company...........................................................S-30
Seller....................................................................S-32
Senior Certificates.......................................................S-41
Senior Credit Enhancement Percentage......................................S-53
Senior Specified Enhancement Percentage...................................S-53
Servicing Advance.........................................................S-37
Servicing Fee.............................................................S-38
Servicing Fee Rate........................................................S-38
SMMEA.....................................................................S-69
Stepdown Date.............................................................S-53
Structuring Assumptions...................................................S-62
Subordinate Certificates..................................................S-41
Substitution Adjustment...................................................S-34
Tax Counsel...............................................................S-63
Telerate Page 3750........................................................S-55
Terms and Conditions......................................................S-45
Total Portfolio...........................................................S-32
Trigger Event.............................................................S-53
Trust Fund................................................................S-17
Trustee...................................................................S-37
Trustee Fee...............................................................S-37
Unpaid Interest Shortfall Amount..........................................S-54
Voting Rights.............................................................S-38


                                     ANNEX I

          GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

         Except in certain limited circumstances, the globally offered [____________________] Certificates (the "Global Securities") will be available only in bookentry form. Investors in the Global Securities may hold such Global Securities through [any] of The Depository Trust Company ("DTC"), [Cedel or Euroclear]. The Global Securities will be tradable as home market instruments in [both] the [European and] U.S. domestic markets. Initial settlement and all secondary trades will settle in sameday funds.

         [Secondary market trading between investors holding Global Securities through Cedel and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice (i.e., seven calendar day settlement).]

         Secondary market trading between investors holding Global Securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations.

         [Secondary crossmarket trading between Cedel or Euroclear and DTC Participants holding Certificates will be effected on a deliveryagainstpayment basis through the respective Depositaries of Cedel and Euroclear (in such capacity) and as DTC Participants.]

         NonU.S. holders (as described below) of Global Securities will be subject to U.S. withholding taxes unless such holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

Initial Settlement

         All Global Securities will be held in bookentry form by DTC in the name of Cede & Co. as nominee of DTC. Investors' interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect Participants in DTC. [As a result, Cedel and Euroclear will hold positions on behalf of their participants through their respective Depositaries, which in turn will hold such positions in accounts as DTC Participants.]

         Investors electing to hold their Global Securities through DTC will follow the settlement practices applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Investor securities custody accounts will be credited with their holdings against payment in sameday funds on the settlement date.

         [Investors electing to hold their Global Securities through Cedel or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no `lockup' or restricted period. Global Securities will be credited to the securities custody accounts on the settlement date against payment in sameday funds.]

Secondary Market Trading

         Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

         Trading between DTC Participants. Secondary market trading between DTC Participants will be settled using the procedures applicable to prior mortgage loan asset backed certificates issues in sameday funds.

         [Trading between Cedel and/or Euroclear Participants. Secondary market trading between Cedel Participants or Euroclear Participants will be settled using the procedures applicable to conventional eurobonds in sameday funds.

         Trading between DTC seller and Cedel or Euroclear purchaser. When Global Securities are to be transferred from the account of a DTC Participant to the account of a Cedel Participant or a Euroclear Participant, the purchaser will send instructions to Cedel or Euroclear through a Cedel Participant or Euroclear Participant at least one business day prior to settlement. Cedel or Euroclear will instruct the respective Depositary, as the case may be, to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date, on the basis of the actual number of days in such accrual period and a year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the respective Depositary of the DTC Participant's account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be system and by the clearing system, in accordance with its usual procedures, to the Cedel Participant's or Euroclear Participant's account. The securities credit will appear the next day (European time) and the cash debt will be backvalued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the Cedel or Euroclear cash debt will be valued instead as of the actual settlement date.

         Cedel Participants and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process sameday funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Cedel or Euroclear. Under this approach, they may take on credit exposure to Cedel or Euroclear until the Global Securities are credited to their accounts one day later.

         As an alternative, if Cedel or Euroclear has extended a line of credit to them, Cedel Participants or Euroclear Participants can elect not to preposition funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, Cedel Participants or Euroclear Participants purchasing Global Securities would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Securities were credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that oneday period may substantially reduce or offset the amount of such overdraft charges, although this result will depend on each Cedel Participant's or Euroclear Participant's particular cost of funds.

         Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for sending Global Securities to the respective European Depositary for the benefit of Cedel Participants or Euroclear Participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC Participants a crossmarket transaction will settle no differently than a trade between two DTC Participants.

         Trading between Cedel or Euroclear Seller and DTC Purchaser. Due to time zone differences in their favor, Cedel Participants and Euroclear Participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective Depositary, to a DTC Participant. The seller will send instructions to Cedel or Euroclear through a Cedel Participant or Euroclear Participant at least one business day prior to settlement. In these cases Cedel or Euroclear will instruct the respective Depositary, as appropriate, to deliver the Global Securities to the DTC Participant's account against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment to and excluding the settlement date on the basis of the actual number of days in such accrual period and a year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of the Cedel Participant or Euroclear Participant the following day, and receipt of the cash proceeds in the Cedel Participant's or Euroclear Participant's account would be backvalued to the value date (which would be the preceding day, when settlement occurred in New York). Should the Cedel Participant or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the backvaluation will extinguish any overdraft incurred over that oneday period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the Cedel Participant's or Euroclear Participant's account would instead be valued as of the actual settlement date.

         Finally, day traders that use Cedel or Euroclear and that purchase Global Securities from DTC Participants for delivery to Cedel Participants or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

                  (a) borrowing through Cedel or Euroclear for one day (until the purchase side of the day trade is reflected in their Cedel or Euroclear accounts) in accordance with the clearing system's customary procedures;

                  (b) borrowing the Global Securities in the U.S. from a DTC Participant no later than one day prior to settlement, which would give the Global Securities sufficient time to be reflected in their Cedel or Euroclear account in order to settle the sale side of the trade; or

                  (c) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the Cedel Participant or Euroclear Participant.]

Certain U.S. Federal Income Tax Documentation Requirements

         A beneficial owner of Global Securities holding securities [through Cedel or Euroclear] (or through DTC if the holder has an address outside the U.S.[)] will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons, unless (i) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between such beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (ii) such beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

         Exemption for non-U.S. Persons (Form W8). Beneficial owners of Global Securities that are nonU.S. Persons can obtain a complete exemption from the withholding tax by filing a signed Form W8 (Certificate of Foreign Status). If the information shown on Form W8 changes, a new Form W8 must be filed within 30 days of such change.

         Exemption for non-U.S. Persons with effectively  connected income (Form
4224). A non-U.S. Person, including a nonU.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

        Exemption or reduced rate for non-U.S. Persons resident in treaty countries (Form 1001). Non-U.S. Persons that are Certificate Owners residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate (depending on the treaty terms) by filing Form 1001 (Ownership, Exemption or Reduced Rate Certificate). If the treaty provides only for a reduced rate, withholding tax will be imposed at that rate unless the filer alternatively files Form W8. Form 1001 may be filed by the Certificate Owners or his agent.

         Exemption for U.S. Persons (Form W9). U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W9 (Payer's Request for Taxpayer Identification Number and Certification).

         U.S. Federal Income Tax Reporting Procedure. The Certificate Owner of a Global Security or, in the case of a Form 1001 or a Form 4224 filer, his agent, files by submitting the appropriate form to the person through whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency). Form W8 and Form 1001 are effective for three calendar years and Form 4224 is effective for one calendar year.

         The term "U.S. Person" means (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership for United States federal income tax purposes organized in or under the laws of the United States or any state thereof or the District of Columbia or (iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. This summary does not deal with all aspects of U.S. Federal income tax withholding that may be relevant to foreign holders of the Global Securities. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the Global Securities.

===================================================================================================================================
You should rely only on the information  contained or
incorporated   by   reference   in  this   prospectus
supplement and the accompanying  prospectus.  We have
not  authorized  anyone to provide you with different
information.  We are not offering the certificates in
any state where the offer is not permitted.

Dealers  will  deliver a  prospectus  supplement  and                    $[                    ]
prospectus   when  acting  as   underwriters  of  the                         (Approximate)
certificates   and  with   respect  to  their  unsold
allotments or subscriptions. In addition, all dealers                        HOME EQUITY LOAN
selling the certificates  will be required to deliver                   ASSET BACKED CERTIFICATES
a prospectus  supplement and prospectus until [ , 199 .                  _________________________
                                                                               SERIES 199   -
                                                                                          --  --


                        TABLE OF CONTENTS                                  $            CLASS A
                                                                       [VARIABLE PASS-THROUGH RATE]

                                                              PAGE
                      PROSPECTUS SUPPLEMENT                               [$           CLASS M
                                                                       [VARIABLE PASS-THROUGH RATE]

Table of Contents...........................................S-2
Summary of Terms............................................S-3
Risk Factors................................................S-9
The Mortgage Pool...........................................S-17          [$           CLASS B
Underwriting Standards......................................S-30       [VARIABLE PASS-THROUGH RATE]
The Master Servicer.........................................S-31
The Pooling and Servicing Agreement.........................S-33
Description of the Certificates.............................S-40
Yield, Prepayment and Maturity Considerations...............S-58
Use of Proceeds.............................................S-62           FINANCIAL ASSET SECURITIES CORP.
Certain Material Federal Income Tax Consequences............S-62                     (Depositor)
State Taxes.................................................S-66
ERISA Considerations........................................S-66            [_______________________]
Legal Investment Considerations.............................S-69           Seller and Master Servicer
Method of Distribution......................................S-69
Legal Matters...............................................S-70
Ratings.....................................................S-70
Index of Defined Terms......................................S-72
Annex I.....................................................A-1                    FINANCIAL ASSET
                                                                                   SECURITIES CORP.
                            PROSPECTUS

Table of Contents............................................2
Important Notice about Information in this Prospectus
  and Each Accompanying Prospectus Supplement................3
Risk Factors.................................................4                    PROSPECTUS SUPPLEMENT
The Trust Fund..............................................13                    [___________ __, 199_]
Use of Proceeds.............................................20
The Depositor...............................................20
Loan Program ...............................................20
Description of the Securities...............................23
Credit Enhancement..........................................36
Yield and Prepayment Considerations ........................43
The Agreements..............................................46
Certain Legal Aspects of the Loans..........................62
Certain Material Federal Income Tax Considerations..........78
State Tax Considerations...................................107
ERISA Considerations.......................................107
Legal Investment ..........................................112
Method of Distribution.....................................113
Legal Matters..............................................114
Financial Information .....................................115
Available Information......................................115
Rating.....................................................115
Index of Defined Terms.....................................117
===================================================================================================================================

              SUBJECT TO COMPLETION, DATED _____________ ___, ____
                                   PROSPECTUS

                            ASSET BACKED SECURITIES
                              (ISSUABLE IN SERIES)
                        FINANCIAL ASSET SECURITIES CORP.
                                   DEPOSITOR


CONSIDER CAREFULLY THE RISK FACTORS BEGINNING ON PAGE 4 OF THIS PROSPECTUS.

The securities represent obligations of the trust only and do not represent an interest in or obligation of the depositor, the seller, the master servicer or any of their affiliates.

This prospectus may be used to offer and sell the securities only if accompanied by a prospectus supplement.


THE SECURITIES

Financial Asset Securities Corp., as depositor, will sell the securities, which may be in the form of asset backed certificates or asset backed notes. Each issue of securities will have its own series designation and will evidence either:

       o   the ownership of certain trust assets or

       o   debt obligations secured by certain trust assets.

         Each series of securities will consist of one or more classes. Each class of securities will represent the entitlement to a specified portion of future interest payments and a specified portion of future principal payments on the assets in the related trust. In each case, the specified portion may equal from 100% to 0%. A series may include one or more classes of securities that are senior in right of payment to one or more other classes. One or more classes of securities may be entitled to receive distributions of principal, interest or both prior to one or more other classes or before or after certain specified events have occurred. The related prospectus supplement will specify each of these features.

THE TRUST AND ITS ASSETS

As specified in the related prospectus supplement, the assets of a trust will include primarily the following:

       o closed-end and/or revolving home equity loans secured by senior or junior liens on one- to four-family residential properties;

       o home improvement installment sales contracts and installment loan agreements that are either unsecured or secured generally by junior liens on one- to four-family residential properties or by purchase money security interests in the related home improvements; and/or

       o   private asset backed securities.

Each trust may be subject to early termination in certain circumstances.

MARKET FOR THE SECURITIES

No market will exist for the securities of any series before they are issued. In addition, even after the securities of a series have been issued and sold, there can be no assurance that a resale market will develop.

OFFERS OF THE SECURITIES

Offers of the securities may be made through one or more different methods, including through underwriters. All certificates will be distributed by, or sold through underwriters managed by, Greenwich Capital Markets, Inc.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE SECURITIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


IMPORTANT NOTICE ABOUT INFORMATION IN THIS PROSPECTUS  AND EACH
   ACCOMPANYING PROSPECTUS SUPPLEMENT..............................3
RISK FACTORS.......................................................4
THE TRUST FUND....................................................13
USE OF PROCEEDS...................................................20
THE DEPOSITOR.....................................................21
LOAN PROGRAM......................................................21
DESCRIPTION OF THE SECURITIES.....................................24
CREDIT ENHANCEMENT................................................36
YIELD AND PREPAYMENT CONSIDERATIONS...............................44
THE AGREEMENTS....................................................47
CERTAIN LEGAL ASPECTS OF THE LOANS................................63
CERTAIN MATERIAL FEDERAL INCOME TAX CONSIDERATIONS................79
STATE TAX CONSIDERATIONS.........................................108
ERISA CONSIDERATIONS.............................................108
LEGAL INVESTMENT.................................................113
METHOD OF DISTRIBUTION...........................................115
LEGAL MATTERS....................................................115
FINANCIAL INFORMATION............................................116
AVAILABLE INFORMATION............................................116
RATING...........................................................116
INDEX OF DEFINED TERMS...........................................118

             IMPORTANT NOTICE ABOUT INFORMATION IN THIS PROSPECTUS
                  AND EACH ACCOMPANYING PROSPECTUS SUPPLEMENT

  Information about each series of securities is contained in two separate documents:

       o this prospectus, which provides general information, some of which may not apply to a particular series; and

       o the accompanying prospectus supplement for a particular series, which describes the specific terms of the securities of that series. If the prospectus supplement contains information about a particular series that differs from the information contained in this prospectus, you should rely on the information in the prospectus supplement.


You should rely only on the information contained in this prospectus and the accompanying prospectus supplement. We have not authorized anyone to provide you with information that is different from that contained in this prospectus and the accompanying prospectus supplement. The information in this prospectus is accurate only as of the date of this prospectus.

Beginning with the section titled "The Trust Fund", certain capitalized terms are used in this prospectus to assist you in understanding the terms of the securities. The capitalized terms used in this prospectus are defined on the pages indicated under the caption "Index of Defined Terms" beginning on page 117 in this prospectus.

                              ---------------------

If you require additional information, the mailing address of our principal executive offices is Financial Asset Securities Corp., 600 Steamboat Road, Greenwich, Connecticut 06830 and the telephone number is (203) 625-2756. For other means of acquiring additional information about us or a series of securities, see "The Trust Fund -- Incorporation of Certain Information by Reference" beginning on page 20 of this prospectus.

                              ---------------------

                                  RISK FACTORS

     You  should  carefully  consider  the  following  information,   since  it
identifies certain significant sources of risk associated with an investment in these securities.

Limited Liquidity ...................    No   market   will   exist   for   the
                                         securities  of any series  before they
                                         are issued. In addition,  there can be
                                         no assurance that a resale market will
                                         develop  following  the  issuance  and
                                         sale of any series of the  securities.
                                         Even if a resale  market does develop,
                                         it might not  provide  investors  with
                                         liquidity  of  investment  or continue
                                         for the life of the securities.

Limited Assets ......................    Unless   the   applicable   prospectus
                                         supplement  provides  otherwise,   the
                                         securities  of  each  series  will  be
                                         payable  solely from the assets of the
                                         related    trust,     including    any
                                         applicable  credit  enhancement,   and
                                         will not have any claims  against  the
                                         assets of any other  trust.  Moreover,
                                         at the times  specified in the related
                                         prospectus supplement,  certain assets
                                         of  the  trust   and/or  the   related
                                         security  account  may be  released to
                                         the depositor,  master  servicer,  any
                                         servicer,  credit enhancement provider
                                         or other person, if:

                                         o   all  payments   then  due  on  the
                                             related securities have been made;

                                         o   adequate   provision   for  future
                                             payments on certain classes of the
                                             securities has been made; and

                                         o   any other  payments  specified  in
                                             the related prospectus  supplement
                                             have been made.

                                         Once  released,  such  assets  will no
                                         longer be available  to make  payments
                                         to securityholders.

                                         There will be no recourse  against the
                                         depositor  or the master  servicer  if
                                         any  required   distribution   on  the
                                         securities is not made. The securities
                                         will not  represent an interest in the
                                         depositor,  the master  servicer,  any
                                         servicer  or any of  their  respective
                                         affiliates,  nor will  the  securities
                                         represent  an  obligation  of  any  of
                                         them.  The  only  obligations  of  the
                                         depositor  with respect to the related
                                         trust or the  securities  would  arise
                                         from    the     representations    and
                                         warranties that the depositor may make
                                         concerning  the  related  assets.  The
                                         depositor  does not  have  significant
                                         assets   and  is
                                         unlikely to have significant  assets in
                                         the future.  If the depositor should be
                                         required  to  repurchase  a loan from a
                                         trust   because  of  the  breach  of  a
                                         representation    or   warranty,    the
                                         depositor's  sole  source  of funds for
                                         the repurchase would be:

                                         o   funds  obtained from enforcing any
                                             similar  obligation  of the seller
                                             or originator of the loan, or

                                         o   funds  from a reserve  account  or
                                             similar     credit     enhancement
                                             established   to  pay   for   loan
                                             repurchases.

                                         In addition,  the master  servicer may
                                         be obligated to make certain  advances
                                         if loans are  delinquent,  but only to
                                         the extent it deems the advances to be
                                         recoverable from amounts it expects to
                                         receive   on   those   loans.   Credit
                                         Enhancement   Credit   enhancement  is
                                         intended   to  reduce  the  effect  of
                                         delinquent  payments or loan losses on
                                         those classes of securities  that have
                                         the benefit of the credit enhancement.
                                         Nevertheless, the amount of any credit
                                         enhancement  is  subject to the limits
                                         described  in the  related  prospectus
                                         supplement.  Moreover,  the  amount of
                                         credit  enhancement  may decline or be
                                         depleted  under certain  circumstances
                                         before  the  securities  are  paid  in
                                         full. As a result, securityholders may
                                         suffer  losses.  In  addition,  credit
                                         enhancement    may   not   cover   all
                                         potential  sources  of risk  of  loss,
                                         such as fraud or  negligence by a loan
                                         originator    or    other     parties.

Prepayment and Yield
  Considerations.....................    The timing of  principal  payments  on
                                         the  securities  of a  series  will be
                                         affected   by  a  number  of  factors,
                                         including the following:

                                         o   the extent of  prepayments  on the
                                             underlying  loans in the trust or,
                                             if  the  trust  is   comprised  of
                                             underlying   securities,   on  the
                                             loans   backing   the   underlying
                                             securities;

                                         o   how  payments  of  principal   are
                                             allocated  among  the  classes  of
                                             securities   of  that   series  as
                                             specified     in    the    related
                                             prospectus supplement;

                                         o   if  any  party  has an  option  to
                                             terminate the related trust early,
                                             the effect of the  exercise of the
                                             option;

                                         o   the rate and  timing  of  defaults
                                             and  losses  on the  assets
                                             in the related trust; and

                                         o   repurchases   of   assets  in  the
                                             related   trust  as  a  result  of
                                             material        breaches        of
                                             representations   and   warranties
                                             made by the  depositor  or  master
                                             servicer.

                                         The rate of  prepayment  of the  loans
                                         included in or  underlying  the assets
                                         in each  trust may affect the yield to
                                         maturity of the securities.

                                         Interest  payable on the securities on
                                         any  given   distribution   date  will
                                         include all  interest  accrued  during
                                         the related  interest  accrual period.
                                         The  interest  accrual  period for the
                                         securities  of  each  series  will  be
                                         specified in the applicable prospectus
                                         supplement.  If the  interest  accrual
                                         period  ends two or more  days  before
                                         the related  distribution  date,  your
                                         effective  yield  will be less than it
                                         would  be  if  the  interest   accrual
                                         period   ended  the  day   before  the
                                         distribution  date. As a result,  your
                                         effective  yield at par  would be less
                                         than  the   indicated   coupon   rate.

Balloon Payments ....................    Certain  of the  underlying  loans may
                                         not  be  fully   amortizing   and  may
                                         require   a   substantial    principal
                                         payment (i.e., a "balloon" payment) at
                                         their stated  maturity.  Loans of this
                                         type involve a greater  degree of risk
                                         than fully  amortizing loans since the
                                         related  borrower  must  generally  be
                                         able to refinance the loan or sell the
                                         related  property  prior to the loan's
                                         maturity date. The borrower's  ability
                                         to do so will  depend on such  factors
                                         as the  level  of  available  mortgage
                                         rates   at  the   time   of   sale  or
                                         refinancing,  the relative strength of
                                         the   local   housing   market,    the
                                         borrower's equity in the property, the
                                         borrower's general financial condition
                                         and tax laws.

Nature of Mortgages .................    The following  factors,  among others,
                                         could adversely affect property values
                                         in  such a way  that  the  outstanding
                                         balance of the related loans, together
                                         with any senior  financing on the same
                                         properties,   would  equal  or  exceed
                                         those values:

                                         o   an   overall    decline   in   the
                                             residential  real  estate  markets
                                             where the properties are located,

                                         o   failure of  borrowers  to maintain
                                             their properties adequately, and

                                         o   natural  disasters  that  are  not
                                             necessarily   covered   by
                                             hazard    insurance,     such    as
                                             earthquakes and floods.

                                         If a home  equity  loan is in a junior
                                         lien  position,  a decline in property
                                         values could  extinguish  the value of
                                         the  junior   mortgageholder   in  the
                                         property  before  having any effect on
                                         the    interest    of    the    senior
                                         mortgageholder.   If  property  values
                                         decline,      actual      rates     of
                                         delinquencies, foreclosures and losses
                                         on  the  underlying   loans  could  be
                                         higher     than    those     currently
                                         experienced  by the  mortgage  lending
                                         industry in general.

                                         Even if you assume that the properties
                                         provide  adequate   security  for  the
                                         loans,  substantial delays could occur
                                         before  defaulted loans are liquidated
                                         and   the   proceeds    forwarded   to
                                         investors.     Property    foreclosure
                                         actions   are   regulated   by   state
                                         statutes  and rules and are subject to
                                         many of the delays and  expenses  that
                                         characterize  other  types of lawsuits
                                         if defenses or counterclaims are made.
                                         As a result,  foreclosure  actions can
                                         sometimes   take   several   years  to
                                         complete.    Moreover,   some   states
                                         prohibit   a  mortgage   lender   from
                                         obtaining   a  judgment   against  the
                                         borrower  for  amounts  not covered by
                                         property  proceeds if the  property is
                                         sold outside of a judicial proceeding.
                                         As a result,  if a borrower  defaults,
                                         these   restrictions  may  impede  the
                                         servicer's  ability  to dispose of the
                                         borrower's    property    and   obtain
                                         sufficient  proceeds to repay the loan
                                         in full. In addition,  the servicer is
                                         entitled  to deduct  from  liquidation
                                         proceeds    all   the    expenses   it
                                         reasonably incurs in trying to recover
                                         on  the  defaulted   loan,   including
                                         payment  to the  holders of any senior
                                         mortgages,  legal fees and costs, real
                                         estate     taxes,     and     property
                                         preservation and maintenance expenses.

                                         In    general,    the    expenses   of
                                         liquidating  defaulted  loans  do  not
                                         vary directly with the unpaid  amount.
                                         So,  assuming  that a  servicer  would
                                         take  the  same  steps  to  recover  a
                                         defaulted  loan  with a  small  unpaid
                                         balance  as it  would  a  loan  with a
                                         large unpaid  balance,  the net amount
                                         realized   after  paying   liquidation
                                         expenses would be a smaller percentage
                                         of the  balance of the small loan than
                                         of the large loan. Since the mortgages
                                         or deeds of trust securing home equity
                                         loans  typically  will be in a  junior
                                         lien  position,  the proceeds from any
                                         liquidation  will be applied  first to
                                         the  claims  of  the  related   senior
                                         mortgageholders, including foreclosure
                                         costs. In addition,  a junior mortgage
                                         lender may only  foreclose  subject to
                                         any  related  senior  mortgage.  As  a
                                         result,  the  junior  mortgage  lender
                                         generally  must either pay the related
                                         senior  mortgage
                                         lender  in  full  at  or   before   the
                                         foreclosure  sale or  agree to make the
                                         regular    payments   on   the   senior
                                         mortgage. Since the trust will not have
                                         any  source  of  funds to  satisfy  any
                                         senior  mortgages or to continue making
                                         payments on them,  the trust's  ability
                                         as a practical  matter to  foreclose on
                                         any  junior   mortgage  will  be  quite
                                         limited.

                                         State laws generally regulate interest
                                         rates and other loan charges,  require
                                         certain disclosures, and often require
                                         licensing  of  loan   originators  and
                                         servicers.  In  addition,  most states
                                         have other  laws and  public  policies
                                         for the  protection of consumers  that
                                         prohibit    unfair    and    deceptive
                                         practices    in    the    origination,
                                         servicing  and  collection  of  loans.
                                         Depending  on  the  provisions  of the
                                         particular   law  or  policy  and  the
                                         specific   facts   and   circumstances
                                         involved,  violations  may  limit  the
                                         ability  of the  servicer  to  collect
                                         interest  or  principal  on the loans.
                                         Also,  the borrower may be entitled to
                                         a refund of  amounts  previously  paid
                                         and the  servicer  may be  subject  to
                                         damage   claims   and   administrative
                                         sanctions.

Environmental Risks .................    Federal,  state  and  local  laws  and
                                         regulations  impose  a wide  range  of
                                         requirements  on  activities  that may
                                         affect  the  environment,  health  and
                                         safety.   In  certain   circumstances,
                                         these  laws  and  regulations   impose
                                         obligations  on owners or operators of
                                         residential  properties  such as those
                                         that  secure  the  loans.  Failure  to
                                         comply with these laws and regulations
                                         can result in fines and penalties that
                                         could be assessed against the trust as
                                         owner of the related property.

                                         In some states, a lien on the property
                                         due to contamination has priority over
                                         the  lien  of  an  existing  mortgage.
                                         Further, a mortgage lender may be held
                                         liable as an "owner" or "operator" for
                                         costs  associated  with the release of
                                         petroleum from an underground  storage
                                         tank under certain  circumstances.  If
                                         the trust is  considered  the owner or
                                         operator of a property, it will suffer
                                         losses  as a result  of any  liability
                                         imposed for  environmental  hazards on
                                         the  property.

Certain Other Legal Considerations
Regarding the Loans .................    The  Loans  may  also  be  subject  to
                                         federal    laws    relating   to   the
                                         origination  and  underwriting.  These
                                         laws

                                         o   require certain disclosures to the
                                             borrowers  regarding  the terms of
                                             the loans;

                                         o   prohibit   discrimination  on  the
                                             basis of age,  race,  color,  sex,
                                             religion, marital status, national
                                             origin,    receipt    of    public
                                             assistance  or the exercise of any
                                             right  under the  consumer  credit
                                             protection  act, in the  extension
                                             of credit;

                                         o   regulate the use and  reporting of
                                             information    related    to   the
                                             borrower's credit experience; and

                                         o   require   additional   application
                                             disclosures,  limit  changes  that
                                             may be made to the loan  documents
                                             without the borrower's consent and
                                             restrict  a  lender's  ability  to
                                             declare a default or to suspend or
                                             reduce a  borrower's  credit limit
                                             to certain enumerated events.

                                         Certain  loans  are  also  subject  to
                                         federal laws which  impose  additional
                                         disclosure  requirements  on creditors
                                         with  respect  to  non-purchase  money
                                         mortgage   loans  with  high  interest
                                         rates  or  high   up-front   fees  and
                                         charges.   These   laws   can   impose
                                         specific  statutory  liabilities  upon
                                         creditors  that fail to comply and may
                                         affect  the   enforceability   of  the
                                         related   loans.   In  addition,   any
                                         assignee  of the  creditor  (including
                                         the trust) would  generally be subject
                                         to all  claims and  defenses  that the
                                         borrower   could  assert  against  the
                                         creditor,   including   the  right  to
                                         rescind the loan.

                                         Certain   loans   relating   to   home
                                         improvement  contracts  are subject to
                                         federal laws that protect the borrower
                                         from defective or incomplete work by a
                                         contractor.   These  laws  permit  the
                                         borrower  to  withhold  payment if the
                                         work  does not meet  the  quality  and
                                         durability standards agreed to between
                                         the borrower and the contractor. These
                                         laws have the effect of subjecting any
                                         assignee  of the  creditor  (including
                                         the trust) to all claims and  defenses
                                         which   the   borrower   in   a   sale
                                         transaction  could assert  against the
                                         seller of defective goods.

                                         If certain provisions of these federal
                                         laws are violated, the master servicer
                                         may be unable to  collect  all or part
                                         of the  principal  or  interest on the
                                         loans. The trust also could be subject
                                         to    damages    and    administrative
                                         enforcement.

Ratings of the Securities............    Any class of securities is issued under
                                         this  prospectus  and the  accompanying
                                         prospectus  supplement will be rated in
                                         one  of   the   four   highest   rating
                                         categories  of a nationally  recognized
                                         rating agency. A rating is based on the
                                         adequacy  of the  value  of  the  trust
                                         assets and any credit
                                         enhancement for that class and reflects
                                         the rating  agency's  assessment of how
                                         likely it is that  holders of the class
                                         of securities will receive the payments
                                         to which  they are  entitled.  A rating
                                         does not  constitute  an  assessment of
                                         how   likely   it  is  that   principal
                                         prepayments  on  the  underlying  loans
                                         will be made,  the  degree to which the
                                         rate of  prepayments  might differ from
                                         that  originally   anticipated  or  the
                                         likelihood    of    early,     optional
                                         termination of the securities. You must
                                         not view a rating  as a  recommendation
                                         to  purchase,  hold or sell  securities
                                         because it does not  address the market
                                         price or  suitability of the securities
                                         for any particular investor.

                                         There is no  assurance  that any rating
                                         will  remain  in  effect  for any given
                                         period  of  time  or  that  the  rating
                                         agency  will not lower or  withdraw  it
                                         entirely  in  the  future.  The  rating
                                         agency  could  lower  or  withdraw  its
                                         rating due to:

                                         o    any  decrease in the  adequacy of
                                              the value of the trust  assets or
                                              any related  credit  enhancement;

                                         o    an   adverse    change   in   the
                                              financial or other condition of a
                                              credit enhancement provider; or

                                         o    a change in  the  rating  of  the
                                              credit   enhancement   provider's
                                              long-term debt.

Book-Entry Registration..............    LIMIT  ON  LIQUIDITY   OF   SECURITIES.
                                         Securities  issued in  book-entry  form
                                         may have only limited  liquidity in the
                                         resale market,  since  investors may be
                                         unwilling  to purchase  securities  for
                                         which  they  cannot   obtain   physical
                                         instruments.

                                         LIMIT ON ABILITY TO TRANSFER OR PLEDGE.
                                         Transactions  in book-entry  securities
                                         can  be  effected   only   through  The
                                         Depository Trust Company  ("DTC"),  its
                                         participating    organizations,     its
                                         indirect   participants   and   certain
                                         banks.  As a result,  your  ability  to
                                         transfer or pledge securities issued in
                                         book-entry form may be limited.

                                         DELAYS   IN   DISTRIBUTIONS.   You  may
                                         experience some delay in the receipt of
                                         distributions on book-entry  securities
                                         since   the   distributions   will   be
                                         forwarded by the trustee to DTC for DTC
                                         to   credit   the   accounts   of   its
                                         participants.     In    turn,     these
                                         participants will thereafter credit the
                                         distributions  to your  account  either
                                         directly or indirectly through indirect
                                         participants.

Pre-Funding Accounts.................    The related  prospectus  supplement may
                                         provide  that the  depositor  deposit a
                                         specified   amount  in  a   pre-funding
                                         account on the date the  securities are
                                         issued.  In this  case,  the  deposited
                                         funds may only be used to  acquire  the
                                         additional  assets for the trust during
                                         a set period after the initial issuance
                                         of   the   securities.    Any   amounts
                                         remaining  in the account at the end of
                                         the  period  will be  distributed  as a
                                         prepayment  of principal to the holders
                                         of the related securities.

Lower Credit Quality  Trust Fund
Assets...............................    Certain  of the trust  assets  may have
                                         been  made  to  lower  credit   quality
                                         borrowers  who  fall  into  one  of two
                                         categories:

                                         o    customers  with  moderate  income,
                                              limited  assets  and other  income
                                              characteristics     that     cause
                                              difficulty in borrowing from banks
                                              and other traditional lenders; and

                                         o    customers   with  a   history   of
                                              irregular   employment,   previous
                                              bankruptcy  filings,  repossession
                                              of property,  charged-off loans or
                                              garnishment of wages.

                                              The average interest rate charged
                                              on loans  made to these  types of
                                              borrowers  is  generally   higher
                                              than that charged by lenders that
                                              typically  impose more  stringent
                                              credit  requirements.  There is a
                                              greater    likelihood   of   late
                                              payments  on loans  made to these
                                              types of borrowers  than on loans
                                              to borrowers with a higher credit
                                              quality.  Payments from borrowers
                                              with a lower  credit  quality are
                                              more  likely to be  sensitive  to
                                              changes in the  economic  climate
                                              in  the   areas  in  which   they
                                              reside.

Delinquent Trust  Fund  Assets.......    No more than 20% (by principal balance)
                                         of the trust assets for any  particular
                                         series    of    securities    will   be
                                         contractually   delinquent  as  of  the
                                         related     cut-off     date.

Other Considerations.................    There is no assurance that the value of
                                         the  trust  assets  for any  series  of
                                         securities  at any time  will  equal or
                                         exceed  the  principal  amount  of  the
                                         outstanding  securities  of the series.
                                         If trust assets have to be sold because
                                         of an event of  default  or  otherwise,
                                         providers  of  services  to  the  trust
                                         (including  the  trustee,   the  master
                                         servicer  and the credit  enhancer,  if
                                         any)  generally  will  be  entitled  to
                                         receive the proceeds of the sale to the
                                         extent of their  unpaid  fees and other
                                         amounts  due them  before any  proceeds
                                         are paid to investors. As a result, the
                                         proceeds   of   such  a  sale   may  be
                                         insufficient  to pay the full amount of
                                         interest  and  principal of the related
                                         securities.

                                 THE TRUST FUND

     The Certificates of each Series will represent interests in the assets of the related Trust Fund, and the Notes of each Series will be secured by the pledge of the assets of the related Trust Fund. The Trust Fund for each Series will be held by the Trustee for the benefit of the related Securityholders. Each Trust Fund will consist of certain assets (the "TRUST FUND ASSETS") consisting of a pool (each, a "POOL") comprised of Loans or Private Asset Backed Securities, in each case as specified in the related Prospectus Supplement, together with payments in respect of such Trust Fund Assets and certain other accounts, obligations or agreements, in each case as specified in the related Prospectus Supplement.1 The Pool will be created on the first day of the month of the issuance of the related Series of Securities or such other date specified in the Prospectus Supplement (the "CUT-OFF DATE"). The Securities will be entitled to payment from the assets of the related Trust Fund or Funds or other assets pledged for the benefit of the Securityholders as specified in the related Prospectus Supplement and will not be entitled to payments in respect of the assets of any other trust fund established by the Depositor.

     The Trust Fund Assets will be acquired by the Depositor, either directly or through affiliates, from originators or sellers which may be affiliates of the Depositor (the "SELLERS"), and conveyed by the Depositor to the related Trust Fund. Loans acquired by the Depositor will have been originated in accordance with the underwriting criteria specified below under "Loan Program--Underwriting Standards" or as otherwise described in a related Prospectus Supplement. See "Loan Program--Underwriting Standards".

     The Depositor will cause the Trust Fund Assets to be assigned to the Trustee named in the related Prospectus Supplement for the benefit of the holders of the Securities of the related Series. The Master Servicer named in the related Prospectus Supplement will service the Trust Fund Assets, either directly or through other servicing institutions ("SUB-SERVICERS"), pursuant to a Pooling and Servicing Agreement among the Depositor, the Master Servicer and the Trustee with respect to a Series of Certificates, or a servicing agreement (each, a "SERVICING AGREEMENT") between the Trustee and the Servicer with respect to a Series of Notes, and will receive a fee for such services. See "Loan Program" and "The Pooling and Servicing Agreement". With respect to Loans serviced by the Master Servicer through a Sub-Servicer, the Master Servicer will remain liable for its servicing obligations under the related Agreement as if the Master Servicer alone were servicing such Loans.

     As used herein, "AGREEMENT" means, with respect to a Series of Certificates, the Pooling and Servicing Agreement or Trust Agreement, and with respect to a Series of Notes, the Indenture and the Servicing Agreement, as the context requires.

-------------------
1 Whenever the terms "POOL", "CERTIFICATES" and "NOTES" are used in this Prospectus, such terms will be deemed to apply, unless the context indicates otherwise, to one specific Pool and the Certificates representing certain undivided interests in, or Asset Backed Notes secured by the assets of, a single trust fund (the "TRUST FUND") consisting primarily of the Loans in such Pool. Similarly, the term "Pass-Through Rate" will refer to the Pass-Through Rate borne by the Certificates or Notes of one specific Series and the term "Trust Fund" will refer to one specific Trust Fund.

     If so specified in the related Prospectus Supplement, a Trust Fund relating to a Series of Securities may be a business trust formed under the laws of the state specified in the related Prospectus Supplement pursuant to a trust agreement (each, a "TRUST AGREEMENT") between the Depositor and the trustee of such Trust Fund.

     With respect to each Trust Fund, prior to the initial offering of the related Series of Securities, the Trust Fund will have no assets or liabilities. No Trust Fund is expected to engage in any activities other than acquiring, managing and holding of the related Trust Fund Assets and other assets contemplated herein and in the related Prospectus Supplement and the proceeds thereof, issuing Securities and making payments and distributions thereon and certain related activities. No Trust Fund is expected to have any source of capital other than its assets and any related credit enhancement.

     Unless otherwise specified in the related Prospectus Supplement, the only obligations of the Depositor with respect to a Series of Securities will be to obtain certain representations and warranties from the Sellers and to assign to the Trustee for such Series of Securities the Depositor's rights with respect to such representations and warranties. See "The Agreements--Assignment of Trust Fund Assets". The obligations of the Master Servicer with respect to the Loans will consist principally of its contractual servicing obligations under the related Agreement (including its obligation to enforce the obligations of the Sub-Servicers or Sellers, or both, as more fully described herein under "Loan Program--Representations by Sellers; Repurchases or Substitutions" and "The Agreements--Assignment of the Trust Fund Assets" and "--Sub-Servicing of Loans") and its obligation, if any, to make certain cash advances in the event of delinquencies in payments on or with respect to the Loans in the amounts described herein under "Description of the Securities--Advances". The obligations of the Master Servicer to make advances may be subject to limitations, to the extent provided herein and in the related Prospectus Supplement.

     As specified in the related Prospectus Supplement, the Trust fund Assets for a Series of Securities may consist of (i) closed-end and/or revolving home equity loans (the "HOME EQUITY LOANS") secured by senior or junior liens on one- to four-family residential properties, (ii) have improvement installment sales contracts and installment loan agreements (the "HOME IMPROVEMENT CONTRACTS") that are either unsecured or secured primarily by junior liens on one- to four-family residential properties, or by purchase money security interests in the home improvements financed thereby (the "HOME IMPROVEMENTS") and/or (iii) Private Asset Backed Securities (as defined herein).

     The following is a brief description of the assets expected to be included in the Trust Funds. If specific information respecting the Trust Fund Assets is not known at the time the related Series of Securities initially is offered, more general information of the nature described below will be provided in the related Prospectus Supplement, and specific information will be set forth in a report on Form 8-K to be filed with the Securities and Exchange Commission within fifteen days after the initial issuance of such Securities (the "DETAILED DESCRIPTION"). A copy of the Agreement with respect to each Series of Securities will be attached to the Form 8-K and will be available for inspection at the corporate trust office of the Trustee specified in the related Prospectus Supplement. A schedule of the Trust Fund Assets relating to such Series will be attached to the Agreement delivered to the Trustee upon delivery of the Securities.

THE LOANS

     GENERAL. The real property which secures repayment of the Loans is referred to as "PROPERTIES". Unless otherwise specified in the related Prospectus Supplement, the Loans will be secured by mortgages or deeds of trust or other similar security instruments creating a lien on a Property, which may be subordinated to one or more senior liens on the related Properties, each as described in the related Prospectus Supplement. As more fully described in the related Prospectus Supplement, the Loans may be "conventional" loans or loans that are insured or guaranteed by a governmental agency such as the FHA or VA. The proceeds of the Closed-End Loans may have been applied to the purchase of the related Property.

     The Properties relating to Loans will consist primarily of detached or semi-detached one- to four-family dwelling units, townhouses, rowhouses, individual condominium units, individual units in planned unit developments, and certain other dwelling units ("SINGLE FAMILY PROPERTIES") or Small Mixed-Used Properties (as defined herein) which consist of structures of not more than three stories which include one- to four-family residential dwelling units and space used for retail, professional or other commercial uses. Such Properties may include vacation and second homes, investment properties and leasehold interests. The Properties may be located in any one of the fifty states, the District of Columbia, Guam, Puerto Rico or any other territory of the United States.

     The payment terms of the Loans to be included in a Trust Fund will be described in the related Prospectus Supplement and may include any of the following features (or combination thereof) or other features, all as described above or in the related Prospectus Supplement:

          (a) Interest may be payable at a fixed rate, a rate adjustable from time to time in relation to an index (which will be specified in the related Prospectus Supplement), a rate that is fixed for a period of time or under certain circumstances and is followed by an adjustable rate, a rate that otherwise varies from time to time, or a rate that is convertible from an adjustable rate to a fixed rate. Changes to an adjustable rate may be subject to periodic limitations, maximum rates, minimum rates or a combination of such limitations. Accrued interest may be deferred and added to the principal of a loan for such periods and under such circumstances as may be specified in the related Prospectus Supplement. Loans may provide for the payment of interest at a rate lower than the specified interest rate borne by such Mortgage (the "LOAN RATE") for a period of time or for the life of the Loan, and the amount of any difference may be contributed from funds supplied by the Seller of the Property or another source.

          (b) Principal may be payable on a level debt service basis to fully amortize the loan over its term, may be calculated on the basis of an assumed amortization schedule that is significantly longer than the original term to maturity or on an interest rate that is different from the interest rate on the Loan or may not be amortized during all or a portion of the original term. Payment of all or a substantial portion of the principal may be due on maturity ("balloon payment"). Principal may include interest that has been deferred and added to the principal balance of the Loan.

          (c) Monthly payments of principal and interest may be fixed for the life of the loan, may increase over a specified period of time or may change from period to period. Loans may include limits on periodic increases or decreases in the amount of monthly payments and may include maximum or minimum amounts of monthly payments.

          (d) Prepayments of principal may be subject to a prepayment fee, which may be fixed for the life of the loan or may decline over time, and may be prohibited for the life of the loan or for certain periods ("lockout periods"). Certain loans may permit prepayments after expiration of the applicable lockout period and may require the payment of a prepayment fee in connection with any such subsequent prepayment. Other loans may permit prepayments without payment of a fee unless the prepayment occurs during specified time periods. The loans may include "due on sale" clauses which permit the mortgagee to demand payment of the entire loan in connection with the sale or certain transfers of the related Property. Other loans may be assumable by persons meeting the then applicable underwriting standards of the Seller.

     As more fully described in the related Prospectus Supplement, interest on each Revolving Credit Line Loan, excluding introduction rates offered from time to time during promotional periods, is computed and payable monthly on the average daily outstanding principal balance of such Loan. Principal amounts on a Revolving Credit Line Loan may be drawn down (up to a maximum amount as set forth in the related Prospectus Supplement) or repaid under each Revolving Credit Line Loan from time to time, but may be subject to a minimum periodic payment. Except to the extent provided in the related Prospectus Supplement, the Trust Fund will not include any amounts borrowed under a Revolving Credit Line Loan after the Cut-off Date. The full amount of a Closed-End Loan is advanced at the inception of the loan and generally is repayable in equal (or substantially equal) installments of an amount to fully amortize such loan at its stated maturity. Except to the extent provided in the related Prospectus Supplement, the original terms to stated maturity of Closed-End Loan will not exceed 360 months. Under certain circumstances, under either a Revolving Credit Line Loan or a Closed-End Loan, a borrower may choose an interest only payment option and is obligated to pay only the amount of interest which accrues on the loan during the billing cycle. An interest only payment option may be available for a specified period before the borrower must begin paying at least the minimum monthly payment of a specified percentage of the average outstanding balance of the loan.

     The aggregate principal balance of Loans secured by Properties that are owner-occupied will be disclosed in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, the sole basis for a representation that a given percentage of the Loans is secured by Single Family Property that is owner-occupied will be either (i) the making of a representation by the borrower at origination of the Loan either that the underlying Property will be used by the borrower for a period of at least six months every year or that the borrower intends to use the Property as a primary residence or (ii) a finding that the address of the underlying Property is the borrower's mailing address.

     The Loans may include fixed-rate, closed-end mortgage loans having terms to maturity of up to 30 years and secured by first-lien mortgages originated on Properties containing one to four residential units and no more than three income producing non-residential units ("SMALL MIXED-USE PROPERTIES"). At least 50% of the units contained in a Small Mixed-Use Property will consist of residential units. Income from such non-residential units will not exceed 40% of the adjusted gross income of the related borrower. The maximum Loan-to-Value Ratio on Small Mixed-Use Properties will not exceed 65%. Small Mixed-Use Properties may be owner occupied or investor properties and the loan purpose may be a refinancing or a purchase.

     HOME IMPROVEMENT CONTRACTS. The Trust Fund Assets for a Series may consist, in whole or part, of Home Improvement Contracts originated by a home improvement contractor, a thrift or a commercial mortgage banker in the ordinary course of business. As specified in the related Prospectus Supplement, the Home
Improvement Contracts will either be unsecured or secured by the Mortgages primarily on Single Family Properties which are generally subordinate to other mortgages on the same Property, or secured by purchase money security interest in the Home Improvements financed thereby. Except as otherwise specified in the related Prospectus Supplement, the Home Improvement Contracts will be fully amortizing and may have fixed interest rates or adjustable interest rates and may provide for other payment characteristics as described below and in the related Prospectus Supplement.

     Except as otherwise specified in the related Prospectus Supplement, the Home Improvements securing the Home Improvement Contracts will include, but are not limited to, replacement windows, house siding, new roofs, swimming pools, satellite dishes, kitchen and bathroom remodeling goods and solar heating panels.

     The initial Loan-to-Value Ratio of a Home Improvement Contract is computed in the manner described in the related Prospectus Supplement.

     ADDITIONAL INFORMATION. Each Prospectus Supplement will contain information, as of the date of such Prospectus Supplement and to the extent then specifically known to the Depositor, with respect to the Loans contained in the related Pool, including (i) the aggregate outstanding principal balance and the average outstanding principal balance of the Loans as of the applicable Cut-off Date, (ii) the type of property securing the Loan (e.g., one- to four-family houses, individual units in condominium apartment buildings, vacation and second homes or other real property), (iii) the original terms to maturity of the Loans, (iv) the largest principal balance and the smallest principal balance of any of the Loans, (v) the earliest origination date and latest maturity date of any of the Loans, (vi) the Loan-to-Value Ratios or Combined Loan-to-Value Ratios, as applicable, of the Loans, (vii) the Loan Rates or annual percentage rates ("APR") or range of Loan Rates or APR's borne by the Loans, and (viii) the geographical location of the Loans on a state-by-state basis. If specific information respecting the Loans is not known to the Depositor at the time the related Securities are initially offered, more general information of the nature described above will be provided in the related Prospectus Supplement, and specific information will be set forth in the Detailed Description.

     Except as otherwise specified in the related Prospectus Supplement, the "COMBINED LOAN-TO-VALUE RATIO" of a Loan at any given time is the ratio, expressed as a percentage, of (i) the sum of (a) the original principal balance of the Loan (or, in the case of a Revolving Credit Line Loan, the maximum amount thereof available) and (b) the outstanding principal balance at the date of origination of the Loan of any senior mortgage loan(s) or, in the case of any open-ended senior mortgage loan, the maximum available line of credit with respect to such mortgage loan, regardless of any lesser amount actually outstanding at the date of origination of the Loan, to (ii) the Collateral Value of the related Property. Except as otherwise specified in the related Prospectus Supplement, the "COLLATERAL VALUE" of the Property, other than with respect to certain Loans the proceeds of which were used to refinance an existing mortgage loan (each, a "REFINANCE LOAN"), is the lesser of (a) the appraised value determined in an appraisal obtained by the originator at origination of such Loan and (b) the sales price for such Property. In the case of Refinance Loans, the "Collateral Value" of the related Property is the appraised value thereof determined in an appraisal obtained at the time of refinancing.

PRIVATE ASSET BACKED SECURITIES

     GENERAL. Private Asset Backed Securities may consist of (a) pass-through certificates or participation certificates evidencing an undivided interest in a pool of home equity or home improvement loans, or (b) collateralized mortgage obligations secured by home equity or home improvement loans. Private Asset Backed Securities may include stripped asset backed securities representing an undivided interest in all or a part of either the principal distributions (but not the interest distributions) or the interest distributions (but not the principal distributions) or in some specified portion of the principal and interest distributions (but not all of such distributions) on certain home equity or home improvement loans. Private Asset Backed Securities will have been issued pursuant to a pooling and servicing agreement, an indenture or similar agreement (a "PABS AGREEMENT"). The seller/servicer of the underlying Loans will have entered into the PABS Agreement with the trustee under such PABS Agreement (the "PABS TRUSTEE"). The PABS Trustee or its agent, or a custodian, will possess the loans underlying such Private Asset Backed Security. Loans underlying a Private Asset Backed Security will be serviced by a servicer (the "PABS SERVICER") directly or by one or more subservicers who may be subject to the supervision of the PABS Servicer. Except as otherwise specified in the related Prospectus Supplement, the PABS Servicer will be a FNMA or FHLMC approved servicer and, if FHA Loans underlie the Private Asset Backed Securities, approved by HUD as an FHA mortgagee.

     The issuer of the Private Asset Backed Securities (the "PABS ISSUER") will be a financial institution or other entity engaged generally in the business of mortgage lending, a public agency or instrumentality of a state, local or federal government, or a limited purpose corporation organized for the purpose of, among other things, establishing trusts and acquiring and selling housing loans to such trusts and selling beneficial interests in such trusts. The PABS Issuer shall not be an affiliate of the Depositor. The obligations of the PABS Issuer will generally be limited to certain representations and warranties with respect to the assets conveyed by it to the related trust. Except as otherwise specified in the related Prospectus Supplement, the PABS Issuer will not have guaranteed any of the assets conveyed to the related trust or any of the Private Asset Backed Securities issued under the PABS Agreement. Additionally, although the loans underlying the Private Asset Backed Securities may be guaranteed by an agency or instrumentality of the United States, the Private Asset Backed Securities themselves will not be so guaranteed.

     Distributions of principal and interest will be made on the Private Asset Backed Securities on the dates specified in the related Prospectus Supplement. The Private Asset Backed Securities may be entitled to receive nominal or no principal distributions or nominal or no interest distributions. Principal and interest distributions will be made on the Private Asset

Backed Securities by the PABS Trustee or the PABS Servicer. The PABS Issuer or the PABS Servicer may have the right to repurchase assets underlying the Private Asset Backed Securities after a certain date or under other circumstances as specified in the related Prospectus Supplement.

         UNDERLYING LOANS. The home equity or home improvement loans underlying the Private Asset Backed Securities may consist of fixed rate, level payment, fully amortizing loans or graduated payment loans, buydown loans, adjustable rate loans, or loans having balloon or other special payment features. Such loans may be secured by single family property, multifamily property, manufactured homes or by an assignment of the proprietary lease or occupancy agreement relating to a specific dwelling within a cooperative and the related shares issued by such cooperative. Except as otherwise specified in the related Prospectus Supplement, the underlying loans will have the following characterizations: (i) no loan will have had a Loan-to-Value Ratio at origination in excess of 95%, (ii) each single family loan secured by a mortgaged property that had a Loan-to-Value ratio in excess of 80% at origination will be covered by a primary mortgage insurance policy, (iii) each loan will have had an original term to stated maturity of not less than 5 years and not more than 40 years, (iv) no loan that was more than 89 days delinquent as to the payment of principal or interest will have been eligible for inclusion in the assets under the related PABS Agreement, (v) each loan (other than a cooperative loan) will be required to be covered by a standard hazard insurance policy (which may be a blanket policy), and (vi) each loan (other than a cooperative loan or a contract secured by a manufactured home) will be covered by a title insurance policy.

         CREDIT SUPPORT RELATING TO PRIVATE ASSET BACKED SECURITIES. Credit support in the form of reserve funds, subordination of other private certificates issued under the PABS Agreement, letters of credit, surety bonds, insurance policies or other types of credit support may be provided with respect to the loans underlying the Private Asset Backed Securities themselves.

         RATING OF PRIVATE ASSET BACKED SECURITIES. The PABS upon their issuance will have been assigned a rating in one of the four highest rating categories by at least one nationally recognized statistical rating agency.

         ADDITIONAL INFORMATION. The Prospectus Supplement for a Series for which the Trust Fund includes Private Asset Backed Securities will specify (i) the aggregate approximate principal amount and type of the Private Asset Backed Securities to be included in the Trust Fund, (ii) certain characteristics of the loans which comprise the underlying assets for the Private Asset Backed
Securities   including  (A)  the  payment  features  of  such  loans,  (B)  the approximate aggregate principal balance, if known, of underlying loans insured or guaranteed by a governmental entity, (C) the servicing fee or range of servicing fees with respect to the loans, and (D) the minimum and maximum stated maturities of the underlying loans at origination, (iii) the maximum original term-to-stated maturity of the Private Asset Backed Securities, (iv) the weighted average term-to-stated maturity of the Private Asset Backed Securities, (v) the pass-through or certificate rate of the Private Asset Backed Securities, (vi) the weighted average pass-through or certificate rate of the Private Asset Backed Securities, (vii) the PABS Issuer, the PABS Servicer (if other than the PABS Issuer) and the PABS Trustee for such Private Asset Backed Securities, (viii) certain characteristics of credit support, if any, such as reserve funds, insurance policies, surety bonds, letters of credit or guaranties relating to the loans underlying the Private Asset Backed Securities or to such Private Asset Backed Securities themselves, (ix) the term on which the underlying loans for such Private Asset Backed Securities may, or are required to, be purchased prior to their stated maturity or the stated maturity of the Private Asset Backed Securities, (x) the terms on which loans may be substituted for those originally underlying the Private Asset Backed Securities and (xi) to the extent provided in a periodic report to the Trustee in its capacity as holder of the PABS, certain information regarding the status of the credit support, if any, relating to the PABS.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

         There are incorporated herein by reference all documents and reports filed or caused to be filed by Financial Asset Securities Corp. ("FASCO") with respect to a Trust Fund pursuant to Section 13(a), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, prior to the termination of the offering of Certificates evidencing interests therein. Upon request by any person to whom this Prospectus is delivered in connection with the offering of one or more classes of Certificates, FASCO will provide or cause to be provided without charge a copy of any such documents and/or reports incorporated herein by reference, in each case to the extent such documents or reports relate to such classes of Certificates, other than the exhibits to such documents (unless such exhibits are specifically incorporated by reference in such documents). Requests to FASCO should be directed in writing to: Paul D. Stevelman, Financial Asset Securities Corp., 600 Steamboat Road, Greenwich, Connecticut 06830, telephone number (203) 625-2700. FASCO has determined that its financial statements are not material to the offering of any Certificates.

         Investors may read and copy the documents and/or reports incorporated herein by reference at the Public Reference Room of the Securities and Exchange (the "SEC") at 450 Fifth Street, N.W., Washington, D.C. 20549. Investors may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains a website at
http://www.sec.gov containing reports, proxy and information statements and other information regarding issuers, including each Trust Fund, that file electronically with the SEC.

                                USE OF PROCEEDS

         The net proceeds to be received from the sale of the Securities will be applied by the Depositor to the purchase of Trust Fund Assets or will be used by the Depositor for general corporate purposes. The Depositor expects to sell Securities in Series from time to time, but the timing and amount of offerings of Securities will depend on a number of factors, including the volume of Trust Fund Assets acquired by the Depositor, prevailing interest rates, availability of funds and general market conditions.

                                 THE DEPOSITOR

         Financial Asset Securities Corp., the Depositor, is a Delaware corporation organized on August 2, 1995 for the limited purpose of acquiring, owning and transferring Trust Fund Assets and selling interests therein or bonds secured thereby. It is an indirect limited purpose finance subsidiary of National Westminster Bank Plc and an affiliate of Greenwich Capital Markets, Inc., a registered securities broker-dealer. The Depositor maintains its principal office at 600 Steamboat Road, Greenwich, Connecticut 06830. Its telephone number is (203) 625-2700.

         Neither the Depositor nor any of the Depositor's affiliates will insure or guarantee distributions on the Securities of any Series.

                                  LOAN PROGRAM

         The Loans will have been purchased by the Depositor, either directly or through affiliates, from Sellers. Unless otherwise specified in the related Prospectus Supplement, the Loans so acquired by the Depositor will have been originated in accordance with the underwriting criteria specified below under "Underwriting Standards".

UNDERWRITING STANDARDS

         Each Seller will represent and warrant that all Loans originated and/or sold by it to the Depositor or one of its affiliates will have been underwritten in accordance with standards consistent with those utilized by mortgage lenders generally during the period of origination for similar types of loans. As to any Loan insured by the FHA or partially guaranteed by the VA, the Seller will represent that it has complied with underwriting policies of the FHA or the VA, as the case may be.

         Underwriting standards are applied by or on behalf of a lender to evaluate the borrower's credit standing and repayment ability, and the value and adequacy of the Property as collateral. In general, a prospective borrower applying for a Loan is required to fill out a detailed application designed to provide to the underwriting officer pertinent credit information, including the principal balance and payment history with respect to any senior mortgage, if any, which, unless otherwise specified in the related Prospectus Supplement, the borrower's income will be verified by the Seller. As part of the description of the borrower's financial condition, the borrower generally is required to provide a current list of assets and liabilities and a statement of income and expenses, as well as an authorization to apply for a credit report which summarizes the borrower's credit history with local merchants and lenders and any record of bankruptcy. In most cases, an employment verification is obtained from an independent source (typically the borrower's employer) which verification reports the length of employment with that organization, the current salary, and whether it is expected that the borrower will continue such employment in the future. If a prospective borrower is self-employed, the borrower may be required to submit copies of signed tax returns. The borrower may also be required to authorize verification of deposits at financial institutions where the borrower has demand or savings accounts.

         In determining the adequacy of the property to be used as collateral, an appraisal will generally be made of each property considered for financing. The appraiser is generally required to inspect the property, issue a report on its condition and, if applicable, verify that construction, if new, has been completed. The appraisal is based on the market value of comparable homes, the estimated rental income (if considered applicable by the appraiser) and the cost of replacing the home. The value of the property being financed, as indicated by the appraisal, must be such that it currently supports, and is anticipated to support in the future, the outstanding loan balance.

         Once all applicable employment, credit and property information is received, a determination generally is made as to whether the prospective borrower has sufficient monthly income available (i) to meet the borrower's monthly obligations on the proposed mortgage loan

(generally determined on the basis of the monthly payments due in the year of origination) and other expenses related to the property (such as property taxes and hazard insurance) and (ii) to meet monthly housing expenses and other financial obligations and monthly living expenses. The underwriting standards applied by Sellers, particularly with respect to the level of loan documentation and the mortgagor's income and credit history, may be varied in appropriate cases where factors such as low Combined Loan-to-Value Ratios or other favorable credit exist.

QUALIFICATIONS OF SELLERS

         Unless otherwise specified in the related Prospectus Supplement, each Seller will be required to satisfy the qualifications set forth herein. Each Seller must be an institution experienced in originating and servicing loans of the type contained in the related Pool in accordance with accepted practices and prudent guidelines, and must maintain satisfactory facilities to originate and service those loans. Unless otherwise specified in the related Prospectus Supplement, each Seller will be a seller/servicer approved by either FNMA or FHLMC.

REPRESENTATIONS BY SELLERS; REPURCHASES OR SUBSTITUTIONS

         Each Seller will have made representations and warranties in respect of the Loans sold by such Seller and evidenced by all, or a part, of a Series of Securities. Except as otherwise specified in the related Prospectus Supplement, such representations and warranties include, among other things:
(i) that title insurance (or in the case of Properties located in areas where such policies are generally not available, an attorney's certificate of title) and any required hazard insurance policy (or certificate of title as applicable) remained in effect on the date of purchase of the Loan from the Seller by or on behalf of the Depositor; (ii) that the Seller had good title to each such Loan and such Loan was subject to no offsets, defenses, counterclaims or rights of rescission except to the extent that any buydown agreement described herein may forgive certain indebtedness of a borrower; (iii) that each Loan constituted a valid lien on the Property (subject only to permissible liens disclosed, if applicable, title insurance exceptions, if applicable, and certain other exceptions described in the Agreement) and that the Property was free from damage and was in acceptable condition; (iv) that there were no delinquent tax or assessment liens against the Property; (v) that no required payment on a Loan was more than thirty days' delinquent; and (vi) that each Loan was made in compliance with, and is enforceable under, all applicable local, state and federal laws and regulations in all material respects.

         If so specified in the related Prospectus Supplement, the representations and warranties of a Seller in respect of a Loan will be made not as of the Cut-off Date but as of the date on which such Seller sold the Loan to the Depositor or one of its affiliates. Under such circumstances, a substantial period of time may have elapsed between such date and the date of initial issuance of the Series of Securities evidencing an interest in such Loan. Since the representations and warranties of a Seller do not address events that may occur following the sale of a Loan by such Seller, its repurchase obligation described below will not arise if the relevant event that would otherwise have given rise to such an obligation with respect to a Loan occurs after the date of sale of such Loan by such Seller to the Depositor or its affiliates. However, the Depositor will not include any Loan in the Trust Fund for any Series of Securities if anything has come to the Depositor's attention that would cause it to believe that the representationes and warranties of a Seller will not be accurate and complete in all material respects in respect of such Loan as of the date of initial issuance of the related Series of Securities. If the Master Servicer is also a Seller of Loans with respect to a particular Series, such representations will be in addition to the representations and warranties made by the Master Servicer in its capacity as a Master Servicer.

         The Master Servicer or the Trustee, if the Master Servicer is the Seller, will promptly notify the relevant Seller of any breach of any representation or warranty made by it in respect of a Loan which materially and adversely affects the interests of the Securityholders in such Loan. Unless otherwise specified in the related Prospectus Supplement, if such Seller cannot cure such breach within 90 days following notice from the Master Servicer or the Trustee, as the case may be, then such Seller will be obligated either (i) to repurchase such Loan from the Trust Fund at a price (the "PURCHASE PRICE") equal to 100% of the unpaid principal balance thereof as of the date of the repurchase plus accrued interest thereon to the first day of the month following the month of repurchase at the Loan Rate (less any Advances or amount payable as related servicing compensation if the Seller is the Master Servicer) or (ii) to substitute for such Loan a replacement loan that satisfies certain requirements set forth in the Agreement. If a REMIC election is to be made with respect to a Trust Fund, unless otherwise specified in the related Prospectus Supplement, the Master Servicer or a holder of the related residual certificate generally will be obligated to pay any prohibited transaction tax which may arise in connection with any such repurchase or substitution and the Trustee must have received a satisfactory opinion of counsel that such repurchase or substitution will not cause the Trust Fund to lose its status as a REMIC or otherwise subject the Trust Fund to a prohibited transaction tax. The Master Servicer may be entitled to reimbursement for any such payment from the assets of the related Trust Fund or from any holder of the related residual certificate. See "Description of the Securities--General". Except in those cases in which the Master Servicer is the Seller, the Master Servicer will be required under the applicable Agreement to enforce this obligation for the benefit of the Trustee and the holders of the Securities, following the practices it would employ in its good faith business judgment were it the owner of such Loan. This repurchase or substitution obligation will constitute the sole remedy available to holders of Securities or the Trustee for a breach of representation by a Seller.

         Neither the Depositor nor the Master Servicer (unless the Master Servicer is the Seller) will be obligated to purchase or substitute a Loan if a Seller defaults on its obligation to do so, and no assurance can be given that Sellers will carry out their respective repurchase or substitution obligations with respect to Loans. However, to the extent that a breach of a representation and warranty of a Seller may also constitute a breach of a representation made by the Master Servicer, the Master Servicer may have a repurchase or substitution obligation as described below under "The Agreements--Assignment of Trust Fund Assets".

                         DESCRIPTION OF THE SECURITIES

         Each Series of Certificates will be issued pursuant to a pooling and servicing agreement (a "POOLING AND SERVICING AGREEMENT") or a Trust Agreement among the Depositor, the Servicer, if the Series relates to Loans, and the Trustee. A form of Pooling and Servicing Agreement and Trust Agreement has been filed as an exhibit to the Registration Statement of which this Prospectus forms a part. Each Series of Notes will be issued pursuant to an indenture (the "INDENTURE") between the related Trust Fund and the entity named in the related Prospectus Supplement as trustee (the "TRUSTEE") with respect to such Series. A form of Indenture has been filed as an exhibit to the Registration Statement of which this Prospectus forms a part. A Series may consist of both Notes and Certificates. Each Agreement, dated as of the related Cut-off Date, will be among the Depositor, the Master Servicer and the Trustee for the benefit of the holders of the Securities of such Series. The provisions of each Agreement will vary depending upon the nature of the Securities to be issued thereunder and the nature of the related Trust Fund. The following summaries describe certain provisions which may appear in each Agreement. The Prospectus Supplement for a Series of Securities will describe any provision of the Agreement relating to such Series that mainly differs from the description thereof contained in this Prospectus. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the Agreement for each Series of Securities and the applicable Prospectus Supplement. The Depositor will provide a copy of the Agreement (without exhibits) relating to any Series without charge upon written request of a holder of record of a Security of such Series addressed to Financial Asset Securities Corp., 600 Steamboat Road, Greenwich, Connecticut 06830, Attention: Asset Backed Finance Group.

GENERAL

         Unless otherwise specified in the related Prospectus Supplement, the Certificates of each Series will be issued in book-entry or fully registered form, in the authorized denominations specified in the related Prospectus Supplement, will evidence specified beneficial ownership interests in the related Trust Fund created pursuant to each Agreement and will not be entitled to payments in respect of the assets included in any other Trust Fund established by the Depositor. Unless otherwise specified in the related Prospectus Supplement, the Notes of each Series will be issued in book-entry or fully registered form, in the authorized denominations specified in the related Prospectus Supplement, will be secured by the pledge of the assets of the related Trust Fund and will not be entitled to payments in respect of the assets included in any other Trust Fund established by the Depositor. The Securities will not represent obligations of the Depositor or any affiliate of the Depositor. Certain of the Loans may be guaranteed or insured as set forth in the related Prospectus Supplement. Each Trust Fund will consist of, to the extent provided in the Agreement, (i) the Trust Fund Assets, as from time to time are subject to the related Agreement (exclusive of any amounts specified in the related Prospectus Supplement ("RETAINED INTEREST")), including all payments of interest and principal received with respect to the Loans after the Cut-off Date (to the extent not applied in computing the Cut-off Date Principal Balance); (ii) such assets as from time to time are required to be deposited in the related Security Account, as described below under "The Agreements--Payments on Loans; Deposits to Security Account"; (iii) property which secured a Loan and which is acquired on behalf of the Securityholders by foreclosure or deed in lieu of foreclosure and (iv) any insurance policies or other forms of credit enhancement required to be maintained pursuant to the related Agreement. If so specified in the related Prospectus Supplement, a Trust Fund may also include one or more of the following: reinvestment income on payments received on the Trust Fund Assets, a Reserve Account, a mortgage pool insurance policy, a Special Hazard Insurance Policy, a Bankruptcy Bond, one or more letters of credit, a surety bond, guaranties or similar instruments or other agreements.

         Each Series of Securities will be issued in one or more classes. Each class of Securities of a Series will evidence beneficial ownership of a specified percentage (which may be 0%) or portion of future interest payments and a specified percentage (which may be 0%) or portion of future principal payments on the Trust Fund Assets in the related Trust Fund. A Series of Securities may include one or more classes that are senior in right to payment to one or more other classes of Securities of such Series. One or more classes of Securities of a Series may be entitled to receive distributions of principal, interest or any combination thereof. Distributions on one or more classes of a Series of Securities may be made prior to one or more other classes, after the occurrence of specified events, in accordance with a schedule or formula, on the basis of collections from designated portions of the Trust Fund Assets in the related Trust Fund or on a different basis, in each case as specified in the related Prospectus Supplement. The timing and amounts of such distributions may vary among classes or over time as specified in the related Prospectus Supplement.

         Unless otherwise specified in the related Prospectus Supplement, distributions of principal and interest (or, where applicable, of principal only or interest only) on the related Securities will be made by the Trustee on each Distribution Date (i.e., monthly or at such other intervals and on the dates as are specified in the Prospectus Supplement) in proportion to the percentages specified in the related Prospectus Supplement. Distributions will be made to the persons in whose names the Securities are registered at the close of business on the dates specified in the related Prospectus Supplement (each, a "RECORD DATE"). Distributions will be made in the manner specified in the Prospectus Supplement to the persons entitled thereto at the address appearing in the register maintained for holders of Securities (the "SECURITY REGISTER"); provided, however, that the final distribution in retirement of the Securities will be made only upon presentation and surrender of the Securities at the office or agency of the Trustee or other person specified in the notice to Securityholders of such final distribution.

         The Securities will be freely transferable and exchangeable at the Corporate Trust Office of the Trustee as set forth in the related Prospectus Supplement. No service charge will be made for any registration of exchange or transfer of Securities of any Series but the Trustee may require payment of a sum sufficient to cover any related tax or other governmental charge.

         Under current law the purchase and holding of a class of Securities entitled only to a specified percentage of payments of either interest or principal or a notional amount of other interest or principal on the related Loans or a class of Securities entitled to receive payments of interest and principal on the Loans only after payments to other classes or after the occurrence of certain specified events by or on behalf of any employee benefit plan or other retirement arrangement (including individual retirement accounts and annuities, Keogh plans and collective investment funds in which such plans, accounts or arrangements are invested) subject to provisions of ERISA or the Code may result in prohibited transactions within the meaning of ERISA and the Code. See "ERISA Considerations". Unless otherwise specified in the related Prospectus Supplement, the transfer of Securities of such a class will not be registered unless the transferee (i) represents that it is not, and is not purchasing on behalf of, any such plan, account or arrangement or (ii) provides an opinion of counsel satisfactory to the Trustee and the Depositor that the purchase of Securities of such a class by or on behalf of such plan, account or arrangement is permissible under applicable law and will not subject the Trustee, the Master Servicer or the Depositor to any obligation or liability in addition to those undertaken in the Agreements.

         As to each Series, an election may be made to treat the related Trust Fund or designated portions thereof as a "real estate mortgage investment conduit" or "REMIC" as defined in the Code. The related Prospectus Supplement will specify whether a REMIC election is to be made. Alternatively, the Agreement for a Series may provide that a REMIC election may be made at the discretion of the Depositor or the Master Servicer and may only be made if certain conditions are satisfied. As to any such Series, the terms and provisions applicable to the making of a REMIC election, as well as any material federal income tax consequences to Securityholders not otherwise described herein, will be set forth in the related Prospectus Supplement. If such an election is made with respect to a Series, one of the classes will be designated as evidencing the sole class of "residual interests" in the related REMIC, as defined in the Code. All other classes of Securities in such a Series will constitute "regular interests" in the related REMIC, as defined in the Code. As to each Series with respect to which a REMIC election is to be made, the Master Servicer or a holder of the related residual certificate will be obligated to take all actions required in order to comply with applicable laws and regulations and will be obligated to pay any prohibited transaction taxes. The Master Servicer, to the extent set forth in the related Prospectus Supplement, will be entitled to reimbursement for any such payment from the assets of the Trust Fund or from any holder of the related residual certificate.

DISTRIBUTIONS ON SECURITIES

         GENERAL. In general, the method of determining the amount of distributions on a particular Series of Securities will depend on the type of credit support, if any, that is used with respect to such Series. See "Credit Enhancement" herein. Set forth below are descriptions of various methods that may be used to determine the amount of distributions on the Securities of a particular Series. The Prospectus Supplement for each Series of Securities will describe the method to be used in determining the amount of distributions on the Securities of such Series.

         Distributions allocable to principal and interest on the Securities will be made by the Trustee out of, and only to the extent of, funds in the related Security Account, including any funds transferred from any Reserve Account (a "RESERVE ACCOUNT"). As between Securities of different classes and as between distributions of principal (and, if applicable, between distributions of Principal Prepayments, as defined below, and scheduled payments of principal) and interest, distributions made on any Distribution Date will be applied as specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, the distributions to any class of Securities will be made pro rata to all Securityholders of that class.

         AVAILABLE FUNDS. All distributions on the Securities of each Series on each Distribution Date will be made from the Available Funds described below, in accordance with the terms described in the related Prospectus Supplement and specified in the Agreement. Unless otherwise provided in the related Prospectus Supplement, "AVAILABLE FUNDS" for each Distribution Date will equal the sum of the following amounts:

                  (i) the aggregate of all previously undistributed payments on account of principal (including Principal Prepayments, if any, and prepayment penalties, if so provided in the related Prospectus Supplement) and interest on the Loans in the related Trust Fund (including Liquidation Proceeds and Insurance Proceeds and amounts drawn under letters of credit or other credit enhancement instruments as permitted thereunder and as specified in the related Agreement) received by the Master Servicer after the Cut-off Date and on or prior to the day of the month of the related Distribution Date specified in the related Prospectus Supplement (the "DETERMINATION DATE") except

                                    (a)     all payments which  were due  on or
                  before the Cut-off Date;

                                    (b)  all   Liquidation   Proceeds  and  all
                  Insurance Proceeds, all Principal Prepayments and all other proceeds of any Loan purchased by the Depositor, Master Servicer, any Sub-Servicer or any Seller pursuant to the Agreement that were received after the prepayment period specified in the related Prospectus Supplement and all related payments of interest representing interest for any period after the interest accrual period;

                                    (c) all scheduled payments of principal and
                  interest due on a date or dates subsequent to the Due Period relating to such Distribution Date;

                                    (d) amounts received on particular Loans as
                  late payments of principal or interest or other amounts required to be paid by borrowers, but only to the extent of any unreimbursed advance in respect thereof made by the Master Servicer (including the related Sub-Servicers, Support Servicers or the Trustee);

                                    (e) amounts representing reimbursement,  to
                  the extent permitted by the Agreement and as described under "Advances" below, for advances made by the Master Servicer, Sub-Servicers (as defined below), Support Servicers or the Trustee that were deposited into the Security Account, and amounts representing reimbursement for certain other losses and expenses incurred by the Master Servicer or the Depositor and described below;

                                    (f)  that  portion  of each  collection  of
                  interest on a particular Loan in such Trust Fund which represents servicing compensation payable to the Master Servicer or Retained Interest which is to be retained from such collection or is permitted to be retained from related Insurance Proceeds, Liquidation Proceeds or proceeds of Loans purchased pursuant to the Agreement;

                  (ii) the amount of any advance made by the Master Servicer, Sub Servicer, Support Servicer or Trustee as described under "--Advances" below and deposited by it in the Security Account;

                  (iii)  if  applicable,   amounts  withdrawn  from  a  Reserve
                  Account;

                  (iv) if applicable, amounts provided under a letter of credit, insurance policy, surety bond or other third-party guaranties; and

                  (v)  if  applicable,   the  amount  of  prepayment   interest
                  shortfall.

         DISTRIBUTIONS OF INTEREST. Unless otherwise specified in the related Prospectus Supplement, interest will accrue on the aggregate Security Principal Balance (or, in the case of Securities (i) entitled only to distributions allocable to interest, the aggregate notional principal balance or (ii) which, under certain circumstances, allow for the accrual of interest otherwise scheduled for payment to remain unpaid until the occurrence of certain events specified in the related Prospectus Supplement) of each class of Securities entitled to interest from the date, at the Pass-Through Rate (which may be a fixed rate or rate adjustable as specified in such Prospectus Supplement) and for the periods specified in such Prospectus Supplement. To the extent funds are available therefor, interest accrued during each such specified period on each class of Securities entitled to interest (other than a class of Securities that provides for interest that accrues, but is not currently payable, referred to hereafter as "ACCRUAL SECURITIES") will be distributable on the Distribution Dates specified in the related Prospectus Supplement until the aggregate Security Principal Balance of the Securities of such class has been distributed in full or, in the case of Securities entitled only to distributions allocable to interest, until the aggregate notional principal balance of such Securities is reduced to zero or for the period of time designated in the related Prospectus Supplement. The original Security Principal Balance of each Security will equal the aggregate distributions allocable to principal to which such Security is entitled. Unless otherwise specified in the related Prospectus Supplement, distributions allocable to interest on each Security that is not entitled to distributions allocable to principal will be calculated based on the notional principal balance of such Security. The notional principal balance of a Security will not evidence an interest in or entitlement to distributions allocable to principal but will be used solely for convenience in expressing the calculation of interest and for certain other purposes.

         Interest payable on the Securities of a Series on a Distribution Date will include all interest accrued during the period specified in the related Prospectus Supplement. In the event interest accrues over a period ending two or more days prior to a Distribution Date, the effective yield to
Securityholders will be reduced from the yield that would otherwise be obtainable if interest payable on the Security were to accrue through the day immediately preceding each Distribution Date, and the effective yield (at par) to Securityholders will be less than the indicated coupon rate.

         With respect to any class of Accrual Securities, if specified in the related Prospectus Supplement, any interest that has accrued but is not paid on a given Distribution Date will be added to the aggregate Security Principal Balance of such class of Securities on that Distribution Date. Distributions of interest on any class of Accrual Securities will commence only after the occurrence of the events specified in the related Prospectus Supplement. Prior to such time, the beneficial ownership interest of such class of Accrual Securities in the Trust Fund, as reflected in the aggregate Security Principal Balance of such class of Accrual Securities, will increase on each Distribution Date by the amount of interest that accrued on such class of Accrual Securities during the preceding interest accrual period but that was not required to be distributed to such class on such Distribution Date. Any such class of Accrual Securities will thereafter accrue interest on its outstanding Security Principal Balance as so adjusted.

         DISTRIBUTIONS OF PRINCIPAL. The related Prospectus Supplement will specify the method by which the amount of principal to be distributed on the Securities on each Distribution Date will be calculated and the manner in which such amount will be allocated among the classes of Securities entitled to distributions of principal. The aggregate Security Principal Balance of any class of Securities entitled to distributions of principal generally will be the aggregate original Security Principal Balance of such class of Securities specified in such Prospectus Supplement, reduced by all distributions reported to the holders of such Securities as allocable to principal and, (i) in the case of Accrual Securities, increased by all interest accrued but not then distributable on such Accrual Securities and (ii) in the case of adjustable rate Securities, subject to the effect of negative amortization, if applicable.

         If so provided in the related Prospectus Supplement, one or more classes of Securities will be entitled to receive all or a disproportionate percentage of the payments of principal which are received from borrowers in advance of their scheduled due dates and are not accompanied by amounts representing scheduled interest due after the month of such payments ("PRINCIPAL PREPAYMENTS") in the percentages and under the circumstances or for the periods specified in such Prospectus Supplement. Any such allocation of Principal Prepayments to such class or classes of Securityholders will have the effect of accelerating the amortization of such Securities while increasing the interests evidenced by other Securities in the Trust Fund. Increasing the interests of the other Securities relative to that of certain Securities allocated by the principal prepayments is intended to preserve the availability of the subordination provided by such other Securities. See "Credit Enhancement--Subordination".

         UNSCHEDULED DISTRIBUTIONS. The Securities will be subject to receipt of distributions before the next scheduled Distribution Date under the circumstances  and  in the  manner  described  below  and  in  such  Prospectus
Supplement. If applicable, the Trustee will be required to make such unscheduled distributions on the day and in the amount specified in the related Prospectus Supplement if, due to substantial payments of principal (including Principal Prepayments) on the Trust Fund Assets, the Trustee or the Master Servicer determines that the funds available or anticipated to be available from the Security Account and, if applicable, any Reserve Account, may be insufficient to make required distributions on the Securities on such Distribution Date. Unless otherwise specified in the related Prospectus Supplement, the amount of any such unscheduled distribution that is allocable to principal will not exceed the amount that would otherwise have been required to be distributed as principal on the Securities on the next Distribution Date. Unless otherwise specified in the related Prospectus Supplement, the unscheduled distributions will include interest at the applicable Pass-Through Rate (if any) on the amount of the unscheduled distribution allocable to principal for the period and to the date specified in such Prospectus Supplement.

         Unless otherwise specified in the related Prospectus Supplement, the distributions allocable to principal in any unscheduled distribution will be made in the same priority and manner as distributions of principal on the Securities would have been made on the next Distribution Date, and with respect to Securities of the same class, unscheduled distributions of principal will be made on the same basis as such distributions would have been made on the next Distribution Date on a pro rata basis. Notice of any unscheduled distribution will be given by the Trustee prior to the date of such distribution.

ADVANCES

         To the extent provided in the related Prospectus Supplement, the Master Servicer will be required to advance on or before each Distribution Date (from its own funds, funds advanced by Sub-Servicers or Support Servicers or funds held in the Security Account for future distributions to the holders of such Securities), an amount equal to the aggregate of payments of interest and/or principal that were delinquent on the related Determination Date and were not advanced by any Sub-Servicer, subject to the Master Servicer's determination that such advances will be recoverable out of late payments by borrowers, Liquidation Proceeds, Insurance Proceeds or otherwise. In addition, to the extent provided in the related Prospectus Supplement, a cash account may be established to provide for Advances to be made in the event of certain Trust Fund Assets payment defaults or collection shortfalls.

         In making Advances, the Master Servicer will endeavor to maintain a regular flow of scheduled interest and principal payments to holders of the Securities, rather than to guarantee or insure against losses. If Advances are made by the Master Servicer from cash being held for future distribution to Securityholders, the Master Servicer will replace such funds on or before any future Distribution Date to the extent that funds in the applicable Security Account on such Distribution Date would be less than the amount required to be available for distributions to Securityholders on such date. Any Master Servicer funds advanced will be reimbursable to the Master Servicer out of recoveries on the specific Loans with respect to which such Advances were made (e.g., late payments made by the related borrower, any related Insurance Proceeds, Liquidation Proceeds or proceeds of any Loan purchased by a Sub-Servicer or a Seller under the circumstances described hereinabove).
Advances by the Master Servicer (and any advances by a Sub-Servicer or a Support Servicer) also will be reimbursable to the Master Servicer (or Sub-Servicer or a Support Servicer) from cash otherwise distributable to Securityholders (including the holders of Senior Securities) to the extent that the Master Servicer determines that any such Advances previously made are not ultimately recoverable as described above. To the extent provided in the related Prospectus Supplement, the Master Servicer also will be obligated to make Advances, to the extent recoverable out of Insurance Proceeds, Liquidation Proceeds or otherwise, in respect of certain taxes and insurance premiums not paid by borrowers on a timely basis. Funds so advanced are reimbursable to the Master Servicer to the extent permitted by the Agreement. The obligations of the Master Servicer to make advances may be supported by a cash advance reserve fund, a surety bond or other arrangement, in each case as described in such Prospectus Supplement.

         The Master Servicer or Sub-Servicer may enter into an agreement (a "SUPPORT AGREEMENT") with a support servicer (each, a "SUPPORT SERVICER") pursuant to which the Support Servicer agrees to provide funds on behalf of the Master Servicer or Sub-Servicer in connection with the obligation of the Master Servicer or Sub-Servicer, as the case may be, to make Advances. The Support Agreement will be delivered to the Trustee and the Trustee will be authorized to accept a substitute Support Agreement in exchange for an original Support Agreement, provided that such substitution of the Support Agreement will not adversely affect the rating or ratings then in effect on the Securities.

         Unless otherwise specified in the related Prospectus Supplement, in the event the Master Servicer, a Sub-Servicer or a Support Servicer fails to make a required Advance, the Trustee will be obligated to make such Advance in its capacity as successor servicer. If the Trustee makes such an Advance, it will be entitled to be reimbursed for such Advance to the same extent and degree as the Master Servicer, a Sub-Servicer or a Support Servicer is entitled to be reimbursed for Advances. See "Description of the Securities--Distributions on Securities" herein.



COMPENSATING INTEREST

         If so specified in the related Prospectus Supplement, the Master Servicer will be required to remit to the Trustee, with respect to each Loan in the related Trust Fund as to which a principal prepayment in full or a principal payment which is in excess of the scheduled monthly payment and is not intended to cure a delinquency was received during any Due Period, an amount, from and to the extent of amounts otherwise payable to the Master Servicer as servicing compensation, equal to the excess, if any, of (a) 30 days' interest on the principal balance of the related Loan at the Loan Rate net of the per annum rate at which the Master Servicer's servicing fee accrues, over (b) the amount of interest actually received on such Loan during such Due Period, net of the Master Servicer's servicing fee.

REPORTS TO SECURITYHOLDERS

         Prior to or concurrently with each distribution on a Distribution Date, the Master Servicer or the Trustee will furnish to each Securityholder of record of the related Series a statement setting forth, to the extent applicable to such Series of Securities, among other things:

                  (i) the amount of such distribution allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and any applicable prepayment penalties included therein;

                  (ii)    the amount of such distribution allocable to interest;

                  (iii)    the amount of any Advance;

                  (iv) the aggregate amount (a) otherwise allocable to the Subordinated Securityholders on such Distribution Date, and
                  (b) withdrawn from the Reserve Fund, if any, that is included in the amounts distributed to the Senior Securityholders;

                  (v) the outstanding principal balance or notional principal balance of such class after giving effect to the distribution of principal on such Distribution Date;

                  (vi) the percentage of principal payments on the Loans (excluding prepayments), if any, which such class will be entitled to receive on the following Distribution Date;

                  (vii) the percentage of Principal Prepayments on the Loans, if any, which such class will be entitled to receive on the following Distribution Date;

                  (viii) the related amount of the servicing compensation retained or withdrawn from the Security Account by the Master Servicer, and the amount of additional servicing compensation received by the Master Servicer attributable to penalties, fees, excess Liquidation Proceeds and other similar charges and items;

                  (ix) the number and aggregate principal balances of Loans (A) delinquent (exclusive of Loans in foreclosure) (1) 31 to 60 days, (2) 61 to 90 days and (3) 91 or more days and (B) in foreclosure and delinquent (1) 31 to 60 days, (2) 61 to 90 days and (3) 91 or more days, as of the close of business on the last day of the calendar month preceding such Distribution Date;

                  (x) the book value of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure;

                  (xi) if a class is entitled only to a specified portion of payments of interest on the Loans in the related Pool, the Pass-Through Rate, if adjusted from the date of the last statement, of the Loans expected to be applicable to the next distribution to such class;

                  (xii) if applicable, the amount remaining in any Reserve Account at the close of business on the Distribution Date;

                  (xiii) the Pass-Through Rate as of the day prior to the immediately preceding Distribution Date;and

                  (xiv) any amounts remaining under letters of credit, pool policies or other forms of credit enhancement.

         Where applicable, any amount set forth above may be expressed as a dollar amount per single Security of the relevant class having the Percentage Interest specified in the related Prospectus Supplement. The report to Securityholders for any Series of Securities may include additional or other information of a similar nature to that specified above.

         In addition, within a reasonable period of time after the end of each calendar year, the Master Servicer or the Trustee will mail to each Securityholder of record at any time during such calendar year a report (a) as to the aggregate of amounts reported pursuant to (i) and (ii) above for such calendar year or, in the event such person was a Securityholder of record during a portion of such calendar year, for the applicable portion of such year and (b) such other customary information as may be deemed necessary or desirable for Securityholders to prepare their tax returns.

BOOK-ENTRY REGISTRATION OF SECURITIES

         As described in the Prospectus Supplement, if not issued in fully registered form, each class of Securities will be registered as book-entry certificates (the "BOOK-ENTRY SECURITIES"). Persons acquiring beneficial ownership interests in the Securities ("SECURITY OWNERS") will hold their Securities through the Depository Trust Company ("DTC") in the United States, or Cedel Bank, societe anonyme ("CEDEL") or the Euroclear System ("EUROCLEAR") (in Europe) if they are participants ("PARTICIPANTS") of such systems, or indirectly through organizations which are Participants in such systems. The Book-Entry Securities will be issued in one or more certificates which equal the aggregate principal balance of the Securities and will initially be registered in the name of Cede & Co., the nominee of DTC. CEDEL and Euroclear will hold omnibus positions on behalf of their Participants through customers' securities accounts in CEDEL's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank, N.A. will act as depositary for CEDEL and the Brussels, Belgium branch of Morgan Guarantee Trust Company of New York ("MORGAN") will act as depositary for Euroclear (in such capacities, individually the "RELEVANT DEPOSITARY" and collectively the "EUROPEAN DEPOSITARIES"). Except as described below, no Security Owner will be entitled to receive a physical certificate representing such Security (a "DEFINITIVE SECURITY"). Unless and until Definitive Securities are issued, it is anticipated that the only "Securityholders" of the

Securities will be Cede & Co. ("CEDE"), as nominee of DTC. Security Owners are only permitted to exercise their rights indirectly through Participants and DTC.

         The Security Owner's ownership of a Book-Entry Security will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "FINANCIAL INTERMEDIARY") that maintains the Security Owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Book-Entry Security will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the Security Owner's Financial Intermediary is not a Participant and on the records of CEDEL or Euroclear, as appropriate).

         Security Owners will receive all distributions of principal of, and interest on, the Securities from the Trustee through DTC and Participants. While the Securities are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "RULES"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Securities and is required to receive and transmit distributions of principal of, and interest on, the Securities. Participants and indirect participants with whom Security Owners have accounts with respect to Securities are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Security Owners. Accordingly, although Security Owners will not possess certificates, the Rules provide a mechanism by which Security Owners will receive distributions and will be able to transfer their interest.

         Security Owners will not receive or be entitled to receive certificates representing their respective interests in the Securities, except under the limited circumstances described below. Unless and until Definitive Securities are issued, Security Owners who are not Participants may transfer ownership of Securities only through Participants and indirect participants by instructing such Participants and indirect participants to transfer Securities, by book-entry transfer, through DTC for the account of the purchasers of such Securities, which account is maintained with their respective Participants. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of Securities will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the Participants and indirect participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Security Owners.

         Because of time zone differences, credits of securities received in CEDEL or Euroclear as a result of a transaction with a Participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or CEDEL Participants on such business day. Cash received in CEDEL or Euroclear as a result of sales of securities by or through a CEDEL Participant (as defined herein) or Euroclear Participant (as defined herein) to a DTC Participant will be received with value on the DTC settlement date but will be available in the relevant CEDEL or Euroclear cash account only as of the business day following settlement in DTC.

         Transfers between Participants will occur in accordance with DTC rules. Transfers between CEDEL Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.

         Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through CEDEL Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the Relevant Depositary; however, such cross market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. CEDEL Participants and Euroclear Participants may not deliver instructions directly to the European Depositaries.

         CEDEL is incorporated under the laws of Luxembourg as a professional depository. CEDEL holds securities for its participating organizations ("CEDEL PARTICIPANTS") and facilitates the clearance and settlement of securities transactions between CEDEL Participants through electronic book-entry changes in accounts of CEDEL Participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled in CEDEL in any of 28 currencies, including United States dollars. CEDEL provides to its CEDEL Participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. CEDEL interfaces with domestic markets in several countries. As a professional depository, CEDEL is subject to regulation by the Luxembourg Monetary Institute. CEDEL participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to CEDEL is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a CEDEL Participant, either directly or indirectly.

         Euroclear was created in 1968 to hold securities for its participants ("EUROCLEAR PARTICIPANTS") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may be settled in any of 32 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of Morgan, under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the "COOPERATIVE"). All operations are conducted by Morgan, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

         Morgan is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of

Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

         Securities clearance accounts and cash accounts with Morgan are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "TERMS AND CONDITIONS"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

         Under a book-entry format, beneficial owners of the Book-Entry Securities may experience some delay in their receipt of payments, since such payments will be forwarded by the Trustee to Cede. Distributions with respect to Securities held through CEDEL or Euroclear will be credited to the cash accounts of CEDEL Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See "Certain Material Federal Income Tax Considerations--Tax Treatment of Foreign Investors" and "--Tax Consequences to Holders of the Notes--Backup Withholding" herein. Because DTC can only act on behalf of Financial Intermediaries, the ability of a beneficial owner to pledge Book-Entry Securities to persons or entities that do not participate in the Depository system, or otherwise take actions in respect of such Book-Entry Securities, may be limited due to the lack of physical certificates for such Book-Entry Securities. In addition, issuance of the Book-Entry Securities in book-entry form may reduce the liquidity of such Securities in the secondary market since certain potential investors may be unwilling to purchase Securities for which they cannot obtain physical certificates.

         Monthly and annual reports on the Trust will be provided to Cede, as nominee of DTC, and may be made available by Cede to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting the Depository, and to the Financial Intermediaries to whose DTC accounts the Book-Entry Securities of such beneficial owners are credited.

         DTC has advised the Trustee that, unless and until Definitive Securities are issued, DTC will take any action permitted to be taken by the holders of the Book-Entry Securities under the applicable Agreement only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Securities are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Securities. CEDEL or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a Securityholder under the Agreement on behalf of a CEDEL Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related Participants, with respect to some Securities which conflict with actions taken with respect to other Securities.

         Upon the occurrence of any of the events described in the immediately preceding paragraph, the Trustee will be required to notify all beneficial owners of the occurrence of such event and the availability through DTC of Definitive Securities. Upon surrender by DTC of the global certificate or certificates representing the Book-Entry Securities and instructions for re-registration, the Trustee will issue Definitive Securities, and thereafter the Trustee will recognize the holders of such Definitive Securities as Securityholders under the applicable Agreement.

         Although DTC, CEDEL and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Securities among participants of DTC, CEDEL and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

         None of the Servicer, the Depositor or the Trustee will have any responsibility for any aspect of the records relating, to or payments made on account of beneficial ownership interests of the Book-Entry Securities held by Cede & Co., as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

                               CREDIT ENHANCEMENT

GENERAL

         Credit enhancement may be provided with respect to one or more classes of a Series of Securities or with respect to the Trust Fund Assets in the related Trust Fund. Credit enhancement may be in the form of a limited financial guaranty policy issued by an entity named in the related Prospectus Supplement, the subordination of one or more classes of the Securities of such Series, the establishment of one or more Reserve Accounts, the use of a cross-support feature, use of a mortgage pool insurance policy, FHA Insurance, VA Guarantee, bankruptcy bond, special hazard insurance policy, surety bond, letter of credit, guaranteed investment contract or another method of credit enhancement described in the related Prospectus Supplement, or any combination of the foregoing. Unless otherwise specified in the related Prospectus Supplement, credit enhancement will not provide protection against all risks of loss and will not guarantee repayment of the entire principal balance of the Securities and interest thereon. If losses occur which exceed the amount covered be credit enhancement or which are not covered by the credit enhancement, Securityholders will bear their allocable share of deficiencies.

SUBORDINATION

         Protection afforded to holders of one or more classes of Securities of a Series by means of the subordination feature may be accomplished by the preferential right of holders of one or more other classes of such Series (the "SENIOR SECURITIES") to distributions in respect of scheduled principal, Principal Prepayments, interest or any combination thereof that otherwise would have been payable to holders of Subordinated Securities under the circumstances and to the extent specified in the related Prospectus Supplement. Protection may also be afforded to the holders of Senior Securities of a Series by: (i) reducing the ownership interest of the related Subordinated Securities; (ii) a combination of the immediately preceding sentence and clause (i) above; or
(iii) as otherwise described in the related Prospectus Supplement. Delays in receipt of scheduled payments on the Loans and losses on defaulted Loans may be borne first by the various classes of Subordinated Securities and thereafter by the various classes of Senior Securities, in each case under the circumstances and subject to the limitations specified in such related Prospectus Supplement. The aggregate distributions in respect of delinquent payments on the Loans over the lives of the Securities or at any time, the aggregate losses in respect of defaulted Loans which must be borne by the Subordinated Securities by virtue of subordination and the amount of the distributions otherwise distributable to the Subordinated Securityholders that will be distributable to Senior Securityholders on any Distribution Date may be limited as specified in the related Prospectus Supplement. If aggregate distributions in respect of delinquent payments on the Loans or aggregate losses in respect of such Loans were to exceed an amount specified in the related Prospectus Supplement, holders of Senior Securities would experience losses on the Securities.

         In addition to or in lieu of the foregoing, if so specified in the related Prospectus Supplement, all or any portion of distributions otherwise payable to holders of Subordinated Securities on any Distribution Date may instead be deposited into one or more Reserve Accounts established with the Trustee or distributed to holders of Senior Securities. Such deposits may be made on each Distribution Date, for specified periods or until the balance in the Reserve Account has reached a specified amount and, following payments from the Reserve Account to holders of Senior Securities or otherwise, thereafter to the extent necessary to restore the balance in the Reserve Account to required levels, in each case as specified in the related Prospectus Supplement. Amounts on deposit in the Reserve Account may be released to the holders of certain classes of Securities at the times and under the circumstances specified in such Prospectus Supplement.

         Various classes of Senior Securities and Subordinated Securities may themselves be subordinate in their right to receive certain distributions to other classes of Senior and Subordinated Securities, respectively, through a cross support mechanism or otherwise.

         As between classes of Senior Securities and as between classes of Subordinated Securities, distributions may be allocated among such classes (i) in the order of their scheduled final distribution dates, (ii) in accordance with a schedule or formula, (iii) in relation to the occurrence of events, or
(iv) otherwise, in each case as specified in the related Prospectus Supplement. As between classes of Subordinated Securities, payments to holders of Senior Securities on account of delinquencies or losses and payments to any Reserve Account will be allocated as specified in the related Prospectus Supplement.

SPECIAL HAZARD INSURANCE POLICIES

         A separate special hazard insurance policy (each, a "SPECIAL HAZARD INSURANCE POLICY") may be obtained for the Pool and issued by the insurer (the "SPECIAL HAZARD INSURER") named in the related Prospectus Supplement. Each Special Hazard Insurance Policy will, subject to limitations described below, protect holders of the related Securities from (i) loss by reason of damage to Properties caused by certain hazards (including earthquakes and, to a limited extent, tidal waves and related water damage or as otherwise specified in the related Prospectus Supplement) not insured against under the standard form of hazard insurance policy for the respective states in which the Properties are located or under a flood insurance policy if the Property is located in a federally designated flood area, and (ii) loss caused by reason of the application of the coinsurance clause contained in hazard insurance policies. See "The Agreements--Hazard Insurance". Each Special Hazard Insurance Policy will not cover losses occasioned by fraud or conversion by the Trustee or Master Servicer, war, insurrection, civil war, certain governmental action, errors in design, faulty workmanship or materials (except under certain circumstances), nuclear or chemical reactions, flood (if the Property is located in a federally designated flood area), nuclear or chemical contamination and certain other risks. The amount of coverage under any Special Hazard Insurance Policy will be specified in the related Prospectus Supplement. Each Special Hazard Insurance Policy will provide that no claim may be paid unless hazard and, if applicable, flood insurance on the Property securing the Loan have been kept in force and other protection and preservation expenses have been paid.

         Subject to the foregoing limitations, and unless otherwise specified in the related Prospectus Supplement, each Special Hazard Insurance Policy will provide that where there has been damage to Property securing a foreclosed Loan (title to which has been acquired by the insured) and to the extent such damage is not covered by the hazard insurance policy or flood insurance policy, if any, maintained by the borrower or the Master Servicer, the Special Hazard Insurer will pay the lesser of (i) the cost of repair or replacement of such property or (ii) upon transfer of the Property to the Special Hazard Insurer, the unpaid principal balance of such Loan at the time of acquisition of such Property by foreclosure or deed in lieu of foreclosure, plus accrued interest to the date of claim settlement and certain expenses incurred by the Master Servicer with respect to such Property. If the unpaid principal balance of a Loan plus accrued interest and certain expenses is paid by the Special Hazard Insurer, the amount of further coverage under the related Special Hazard Insurance Policy will be reduced by such amount less any net proceeds from the sale of the Property. Any amount paid as the cost of repair of the Property will further reduce coverage by such amount.

         The Master Servicer may deposit cash, an irrevocable letter of credit or any other instrument acceptable to each Rating Agency rating the Securities of the related Series in a special trust account to provide protection in lieu of or in addition to that provided by a Special Hazard Insurance Policy. The amount of any Special Hazard Insurance Policy or of the deposit to the special trust account relating to such Securities in lieu thereof may be reduced so long as any such reduction will not result in a downgrading of the rating of such Securities by any such Rating Agency.

BANKRUPTCY BONDS

         A bankruptcy bond ("BANKRUPTCY BOND") for proceedings under the federal Bankruptcy Code may be issued by an insurer named in such Prospectus Supplement. Each Bankruptcy Bond will cover certain losses resulting from a reduction by a bankruptcy court of scheduled payments of principal and interest on a Loan or a reduction by such court of the principal amount of a Loan and will cover certain unpaid interest on the amount of such a principal reduction from the date of the filing of a bankruptcy petition. The required amount of coverage under each Bankruptcy Bond will be set forth in the related Prospectus Supplement. The Master Servicer may deposit cash, an irrevocable letter of credit or any other instrument acceptable to each Rating Agency rating the Securities of the related Series in a special trust account to provide protection in lieu of or in addition to that provided by a Bankruptcy Bond. Coverage under a Bankruptcy Bond may be cancelled or reduced by the Master Servicer if such cancellation or reduction would not adversely affect the then current rating or ratings of the related Securities.

See "Certain Legal Aspects of the Loans--Anti-Deficiency Legislation and Other Limitations on Lenders".


RESERVE ACCOUNTS

         Credit support with respect to a Series of Securities may be provided by the establishment and maintenance with the Trustee for such Series of Securities, in trust, of one or more Reserve Accounts for such Series. The related Prospectus Supplement will specify whether or not any such Reserve Accounts will be included in the Trust Fund for such Series.

         The Reserve Account for a Series will be funded (i) by the deposit therein of cash, United States Treasury securities, instruments evidencing ownership of principal or interest payments thereon, letters of credit, demand notes, certificates of deposit or a combination thereof in the aggregate amount specified in the related Prospectus Supplement, (ii) by the deposit therein from time to time of certain amounts, as specified in the related Prospectus Supplement to which the Subordinate Securityholders, if any, would otherwise be entitled or (iii) in such other manner as may be specified in the related Prospectus Supplement.

         Any amounts on deposit in the Reserve Account and the proceeds of any other instrument upon maturity will be held in cash or will be invested in Permitted Investments which may include obligations of the United States and certain agencies thereof, certificates of deposit, certain commercial paper, time deposits and bankers acceptances sold by eligible commercial banks and certain repurchase agreements of United States government securities with eligible commercial banks. If a letter of credit is deposited with the Trustee, such letter of credit will be irrevocable. Any instrument deposited therein will name the Trustee, in its capacity as trustee for the holders of the Securities, as beneficiary and will be issued by an entity acceptable to each Rating Agency that rates the Securities. Additional information with respect to such instruments deposited in the Reserve Accounts will be set forth in the related Prospectus Supplement.

         Any amounts so deposited and payments on instruments so deposited will be available for withdrawal from the Reserve Account for distribution to the holders of Securities for the purposes, in the manner and at the times specified in the related Prospectus Supplement.

POOL INSURANCE POLICIES

         A separate pool insurance policy ("POOL INSURANCE POLICY") may be obtained for the Pool and issued by the insurer (the "POOL INSURER") named in the related Prospectus Supplement. Each Pool Insurance Policy will, subject to the limitations described below, cover loss by reason of default in payment on Loans in the Pool in an amount equal to a percentage specified in such Prospectus Supplement of the aggregate principal balance of such Loans on the Cut-off Date which are not covered as to their entire outstanding principal balances by Primary Mortgage Insurance Policies. As more fully described below, the Master Servicer will present claims thereunder to the Pool Insurer on behalf of itself, the Trustee and the holders of the Securities. The Pool Insurance Policies, however, are not blanket policies against loss, since claims thereunder may only be made respecting particular defaulted Loans and only upon satisfaction of certain conditions precedent described below. Unless otherwise specified in the related

Prospectus Supplement, the Pool Insurance Policies will not cover losses due to a failure to pay or denial of a claim under a Primary Mortgage Insurance Policy.

         Unless otherwise specified in the related Prospectus Supplement, the Pool Insurance Policy will provide that no claims may be validly presented unless (i) any required Primary Mortgage Insurance Policy is in effect for the defaulted Loan and a claim thereunder has been submitted and settled; (ii) hazard insurance on the related Property has been kept in force and real estate taxes and other protection and preservation expenses have been paid; (iii) if there has been physical loss or damage to the Property, it has been restored to its physical condition (reasonable wear and tear excepted) at the time of issuance of the policy; and (iv) the insured has acquired good and merchantable title to the Property free and clear of liens except certain permitted encumbrances. Upon satisfaction of these conditions, the Pool Insurer will have the option either (a) to purchase the property securing the defaulted Loan at a price equal to the principal balance thereof plus accrued and unpaid interest at the Loan Rate to the date of purchase and certain expenses incurred by the Master Servicer on behalf of the Trustee and Securityholders, or (b) to pay the amount by which the sum of the principal balance of the defaulted Loan plus accrued and unpaid interest at the Loan Rate to the date of payment of the claim and the aforementioned expenses exceeds the proceeds received from an approved sale of the Property, in either case net of certain amounts paid or assumed to have been paid under the related Primary Mortgage Insurance Policy. If any Property securing a defaulted Loan is damaged and proceeds, if any, from the related hazard insurance policy or the applicable Special Hazard Insurance Policy are insufficient to restore the damaged Property to a condition sufficient to permit recovery under the Pool Insurance Policy, the Master
Servicer  will not be  required  to expend its own funds to restore the damaged
Property unless it determines that (i) such restoration will increase the proceeds to securityholders on liquidation of the Loan after reimbursement of the Master Servicer for its expenses and (ii) such expenses will be recoverable by it through proceeds of the sale of the Property or proceeds of the related Pool Insurance Policy or any related Primary Mortgage Insurance Policy.

         Unless otherwise specified in the related Prospectus Supplement, the Pool Insurance Policy will not insure (and many Primary Mortgage Insurance Policies do not insure) against loss sustained by reason of a default arising from, among other things, (i) fraud or negligence in the origination or servicing of a Loan, including misrepresentation by the borrower, the originator or persons involved in the origination thereof, or (ii) failure to construct a Property in accordance with plans and specifications. A failure of coverage attributable to one of the foregoing events might result in a breach of the related Seller's representations described above, and, in such events might give rise to an obligation on the part of such Seller to purchase the defaulted Loan if the breach cannot be cured by such Seller. No Pool Insurance Policy will cover (and many Primary Mortgage Insurance Policies do not cover) a claim in respect of a defaulted Loan occurring when the servicer of such Loan, at the time of default or thereafter, was not approved by the applicable insurer.

         Unless otherwise specified in the related Prospectus Supplement, the original amount of coverage under each Pool Insurance Policy will be reduced over the life of the related Securities by the aggregate dollar amount of claims paid less the aggregate of the net amounts realized by the Pool Insurer upon disposition of all foreclosed properties. The amount of claims paid may include certain expenses incurred by the Master Servicer as well as accrued interest on delinquent Loans to the date of payment of the claim. Accordingly, if aggregate net claims paid under any Pool Insurance Policy reach the original policy limit, coverage under that Pool Insurance Policy will be exhausted and any further losses will be borne by the Securityholders.

FHA INSURANCE; VA GUARANTEES

         Loans designated in the related Prospectus Supplement as insured by the FHA will be insured by the FHA as authorized under the United States Housing Act of 1934, as amended. In addition to the Title I Program of the FHA (see "Certain Legal Aspects of the Loans -- The Title I Program" herein), certain Loans will be insured under various FHA programs which generally limit the principal amount and interest rates of the mortgage loans insured.

         The insurance premiums for Loans insured by the FHA are collected by lenders approved by the Department of Housing and Urban Development ("HUD") or by the Master Servicer or any Sub-Servicer and are paid to the FHA. The regulations governing FHA single-family mortgage insurance programs provide that insurance benefits are payable either upon foreclosure (or other acquisition of possession) and conveyance of the mortgaged premises to the United States of America or upon assignment of the defaulted Loan to the United States of America. With respect to a defaulted FHA-insured Loan, the Master Servicer or any Sub-Servicer is limited in its ability to initiate foreclosure proceedings. When it is determined, either by the Master Servicer or any Sub-Servicer or HUD, that default was caused by circumstances beyond the mortgagor's control, the Master Servicer or any Sub-Servicer is expected to make an effort to avoid foreclosure by entering, if feasible, into one of a number of available forms of forbearance plans with the mortgagor. Such plans may involve the reduction or suspension of regular mortgage payments for a specified period, with such payments to be made upon or before the maturity date of the mortgage, or the recasting of payments due under the mortgage up to or, other than Loans originated under the Title I Program of the FHA, beyond the maturity date. In addition, when a default caused by such circumstances is accompanied by certain other criteria, HUD may provide relief by making payments to the Master Servicer or any Sub-Servicer in partial or full satisfaction of amounts due under the Loan (which payments are to be repaid by the mortgagor to HUD) or by accepting assignment of the loan from the Master Servicer or any Sub-Servicer. With certain exceptions, at least three full monthly installments must be due and unpaid under the Loan, and HUD must have rejected any request for relief from the mortgagor before the Master Servicer or any Sub-Servicer may initiate foreclosure proceedings.

         HUD has the option, in most cases, to pay insurance claims in cash or in debentures issued by HUD. Currently, claims are being paid in cash, and claims have not been paid in debentures since 1965. HUD debentures issued in satisfaction of FHA insurance claims bear interest at the applicable HUD debentures interest rate. The Master Servicer or any Sub-Servicer of each FHA-insured Single Family Loan will be obligated to purchase any such debenture issued in satisfaction of such Loan upon default for an amount equal to the principal amount of any such debenture.

         Other than in relation to the Title I Program of the FHA, the amount of insurance benefits generally paid by the FHA is equal to the entire unpaid principal amount of the defaulted Loan adjusted to reimburse the Master Servicer or Sub-Servicer for certain costs and expenses and to deduct certain amounts received or retained by the Master Servicer or Sub-Servicer after default. When entitlement to insurance benefits results from foreclosure (or other acquisition of possession) and conveyance to HUD, the Master Servicer or Sub-Servicer is compensated for no more than two-thirds of its foreclosure costs, and is compensated for interest accrued and unpaid prior to such date but in general only to the extent it was allowed pursuant to a forbearance plan approved by HUD. When entitlement to insurance benefits results from assignment of the Loan to HUD, the insurance payment includes full compensation for interest accrued and unpaid to the assignment date. The insurance payment itself, upon foreclosure of an FHA-insured Loan, bears interest from a date 30 days after the borrower's first uncorrected failure to perform any obligation to make any payment due under the mortgage and, upon assignment, from the date of assignment to the date of payment of the claim, in each case at the same interest rate as the applicable HUD debenture interest rate as described above.

         Loans designated in the related Prospectus Supplement as guaranteed by the VA will be partially guaranteed by the VA under the Serviceman's Readjustment Act of 1944, as amended (a "VA GUARANTY POLICY"). The Serviceman's Readjustment Act of 1944, as amended, permits a veteran (or in certain instances the spouse of a veteran) to obtain a mortgage loan guarantee by the VA covering mortgage financing of the purchase of a one- to four-family dwelling unit at interest rates permitted by the VA. The program has no mortgage loan limits, requires no down payment from the purchaser and permits the guarantee of mortgage loans of up to 30 years' duration. However, no Loan guaranteed by the VA will have an original principal amount greater than five times the partial VA guarantee for such Loan.

         The maximum guarantee that may be issued by the VA under a VA guaranteed mortgage loan depends upon the original principal amount of the mortgage loan, as further described in 38 United States Code Section 1803(a), as amended. As of November 1, 1998, the maximum guarantee that may be issued by the VA under a VA guaranteed mortgage loan of more than $144,000 is the lesser of 25% of the original principal amount of the mortgage loan and $50,750. The liability on the guarantee is reduced or increased pro rata with any reduction or increase in the amount of indebtedness, but in no event will the amount payable on the guarantee exceed the amount of the original guarantee. The VA may, at its option and without regard to the guarantee, make full payment to a mortgage holder of unsatisfied indebtedness on a mortgage upon its assignment to the VA.

         With respect to a defaulted VA guaranteed Loan, the Master Servicer or Sub-Servicer is, absent exceptional circumstances, authorized to announce its intention to foreclose only when the default has continued for three months. Generally, a claim for the guarantee is submitted after liquidation of the Property.

         The amount payable under the guarantee will be the percentage of the VA-insured Loan originally guaranteed applied to indebtedness outstanding as of the applicable date of computation specified in the VA regulations. Payments under the guarantee will be equal to the unpaid principal amount of the Loan, interest accrued on the unpaid balance of the Loan to the appropriate date of computation and limited expenses of the mortgagee, but in each case only to the extent that such amounts have not been recovered through liquidation of the Property. The amount payable under the guarantee may in no event exceed the amount of the original guarantee.

CROSS-SUPPORT

         The beneficial ownership of separate groups of assets included in a Trust Fund may be evidenced by separate classes of the related Series of Securities. In such case, credit support may be provided by a cross-support feature which requires that distributions be made with respect to Securities evidencing a beneficial ownership interest in, or secured by, other asset groups within the same Trust Fund. The related Prospectus Supplement for a Series which includes a cross-support feature will describe the manner and conditions for applying such cross-support feature.

         The coverage provided by one or more forms of credit support may apply concurrently to two or more related Trust Funds. If applicable, the related Prospectus Supplement will identify the Trust Funds to which such credit support relates and the manner of determining the amount of the coverage provided thereby and of the application of such coverage to the identified Trust Funds.

OTHER INSURANCE, SURETY BONDS, GUARANTIES, LETTERS OF CREDIT AND SIMILAR INSTRUMENTS OR AGREEMENTS

         A Trust Fund may also include insurance, guaranties, surety bonds, letters of credit or similar arrangements for the purpose of (i) maintaining timely payments or providing additional protection against losses on the assets included in such Trust Fund, (ii) paying administrative expenses or (iii) establishing a minimum reinvestment rate on the payments made in respect of such assets or principal payment rate on such assets. Such arrangements may include agreements under which Securityholders are entitled to receive amounts deposited in various accounts held by the Trustee upon the terms specified in such Prospectus Supplement.

                      YIELD AND PREPAYMENT CONSIDERATIONS

         The yields to maturity and weighted average lives of the Securities will be affected primarily by the amount and timing of principal payments received on or in respect of the Trust Fund Assets included in the related Trust Fund. With respect to a Trust Fund which includes Private Asset Backed Securities, the possible effects of the amount and timing of principal payments received with respect to the underlying mortgage loans will be described in the related Prospectus Supplement. The original terms to maturity of the Loans in a given Pool will vary depending upon the type of Loans included therein. Each Prospectus Supplement will contain information with respect to the type and maturities of the Loans in the related Pool. Unless otherwise specified in the related Prospectus Supplement, Loans may be prepaid without penalty in full or in part at any time. The prepayment experience on the Loans in a Pool will affect the life of the related Series of Securities.

         The rate of prepayment on the Loans cannot be predicted. Home equity loans and home improvement contracts have been originated in significant volume only during the past few years and the Depositor is not aware of any publicly available studies or statistics on the rate of prepayment of such loans. Generally, home equity loans and home improvement contracts are not viewed by borrowers as permanent financing. Accordingly, the Loans may experience a higher rate of prepayment than traditional first mortgage loans. On the other hand, because home equity loans such as the Revolving Credit Line Loans generally are not fully amortizing, the absence of voluntary borrower prepayments could cause rates of principal payments lower than, or similar to, those of traditional fully-amortizing first mortgages. The prepayment experience of the related Trust Fund may be affected by a wide variety of factors, including general economic conditions, prevailing interest rate levels, the availability of alternative financing and homeowner mobility and the frequency and amount of any future draws on any Revolving Credit Line Loans. Other factors that might be expected to affect the prepayment rate of a pool of home equity mortgage loans or home improvement contracts include the amounts of, and interest rates on, the underlying senior mortgage loans, and the use of first mortgage loans as long-term financing for home purchase and subordinate mortgage loans as shorter-term financing for a variety of purposes, including home improvement, education expenses and purchases of consumer durables such as automobiles. Accordingly, the Loans may experience a higher rate of prepayment than traditional fixed-rate mortgage loans. In addition, any future limitations on the right of borrowers to deduct interest payments on home equity loans for federal income tax purposes may further increase the rate of prepayments of the Loans. The enforcement of a "due-on-sale" provision (as described below) will have the same effect as a prepayment of the related Loan. See "Certain Legal Aspects of the Loans--Due-on-Sale Clauses" herein. The yield to an investor who purchases Securities in the secondary market at a price other than par will vary from the anticipated yield if the rate of prepayment on the Loans is actually different than the rate anticipated by such investor at the time such Securities were purchased.

         Collections on Revolving Credit Line Loans may vary because, among other things, borrowers may (i) make payments during any month as low as the minimum monthly payment for such month or, during the interest-only period for certain Revolving Credit Line Loans and, in more limited circumstances, Closed-End Loans, with respect to which an interest-only payment option has been selected, the interest and the fees and charges for such month or (ii) make payments as high as the entire outstanding principal balance plus accrued interest and the fees and charges thereon. It is possible that borrowers may fail to make the required periodic payments. In addition, collections on the Loans may vary due to seasonal purchasing and the payment habits of borrowers.

         Unless otherwise specified in the related Prospectus Supplement, the Loans will contain due-on-sale provisions permitting the mortgagee to accelerate the maturity of the loan upon sale or certain transfers by the borrower. Loans insured by the FHA, and Single Family Loans partially guaranteed by the VA, are assumable with the consent of the FHA and the VA, respectively. Thus, the rate of prepayments on such Loans may be lower than that of conventional Loans bearing comparable interest rates. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer generally will enforce any due-on-sale or due-on-encumbrance clause, to the extent it has knowledge of the conveyance or further encumbrance or the proposed conveyance or proposed further encumbrance of the Property and reasonably believes that it is entitled to do so under applicable law; provided, however, that the Master Servicer will not take any enforcement action that would impair or threaten to impair any recovery under any related insurance policy. See "The Agreements--Collection Procedures" and "Certain Legal Aspects of the Loans" for a description of certain provisions of each Agreement and certain legal developments that may affect the prepayment experience on the Loans.

         The rate of prepayments with respect to conventional mortgage loans has fluctuated significantly in recent years. If prevailing rates fall significantly below the Loan Rates borne by the Loans, such Loans may be subject to higher prepayment rates than if prevailing interest rates remain at or above such Loan Rates. Conversely, if prevailing interest rates rise appreciably above the Loan Rates borne by the Loans, such Loans may experience a lower prepayment rate than if prevailing rates remain at or below such Loan Rates. However, there can be no assurance that such will be the case.

         When a full prepayment is made on a Loan, the borrower is charged interest on the principal amount of the Loan so prepaid only for the number of days in the month actually elapsed up to the date of the prepayment, rather than for a full month. Unless the Master Servicer remits amounts otherwise payable to it as servicing compensation, see "Description of the Securities--Compensating Interest", the effect of prepayments in full will be to reduce the amount of interest passed through in the following month to holders of Securities because interest on the principal amount of any Loan so prepaid will be paid only to the date of prepayment. Partial prepayments in a given month may be applied to the outstanding principal balances of the Loans so prepaid on the first day of the month of receipt or the month following receipt. In the latter case, partial prepayments will not reduce the amount of interest passed through in such month. Unless otherwise specified in the related Prospectus Supplement, neither full nor partial prepayments will be passed through until the month following receipt.

         Even assuming that the Properties provide adequate security for the Loans, substantial delays could be encountered in connection with the liquidation of defaulted Loans and corresponding delays in the receipt of related proceeds by Securityholders could occur. An action to foreclose on a Property securing a Loan is regulated by state statutes and rules and is subject to many of the delays and expenses of other lawsuits if defenses or counterclaims are interposed, sometimes requiring several years to complete. Furthermore, in some states an action to obtain a deficiency judgment is not permitted following a nonjudicial sale of a property. In the event of a default by a borrower, these restrictions among other things, may impede the ability of the Master Servicer to foreclose on or sell the Property or to obtain liquidation proceeds sufficient to repay all amounts due on the related Loan. In addition, the Master Servicer will be entitled to deduct from related liquidation proceeds all expenses reasonably incurred in attempting to recover amounts due on defaulted Loans and not yet repaid, including payments to senior lienholders, legal fees and costs of legal action, real estate taxes and maintenance and preservation expenses.

         Liquidation expenses with respect to defaulted mortgage loans do not vary directly with the outstanding principal balance of the loan at the time of default. Therefore, assuming that a servicer took the same steps in realizing upon a defaulted mortgage loan having a small remaining principal balance as it would in the case of a defaulted mortgage loan having a large remaining principal balance, the amount realized after expenses of liquidation would be smaller as a percentage of the remaining principal balance of the small mortgage loan than would be the case with the other defaulted mortgage loan having a large remaining principal balance.

         Applicable state laws generally regulate interest rates and other charges, require certain disclosures, and require licensing of certain originators and servicers of Loans. In addition, most have other laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and practices which may apply to the origination, servicing and collection of the Loans. Depending on the provisions of the applicable law and the specific facts and circumstances involved, violations of these laws, policies and principles may limit the ability of the Master Servicer to collect all or part of the principal of or interest on the

Loans, may entitle the borrower to a refund of amounts previously paid and, in addition, could subject the Master Servicer to damages and administrative sanctions.

         If the rate at which interest is passed through to the holders of Securities of a Series is calculated on a Loan-by-Loan basis, disproportionate principal prepayments among Loans with different Loan Rates will affect the yield on such Securities. In most cases, the effective yield to Securityholders will be lower than the yield otherwise produced by the applicable Pass-Through Rate and purchase price, because while interest will accrue on each Loan from the first day of the month (unless otherwise specified in the related Prospectus Supplement), the distribution of such interest will not be made earlier than the month following the month of accrual.

         Under certain circumstances, the Master Servicer, the holders of the residual interests in a REMIC or any person specified in the related Prospectus Supplement may have the option to purchase the assets of a Trust Fund thereby effecting earlier retirement of the related Series of Securities. See "The Agreements--Termination; Optional Termination".

         Factors other than those identified herein and in the related Prospectus Supplement could significantly affect principal prepayments at any time and over the lives of the Securities. The relative contribution of the various factors affecting prepayment may also vary from time to time. There can be no assurance as to the rate of payment of principal of the Trust Fund Assets at any time or over the lives of the Securities.

         The Prospectus Supplement relating to a Series of Securities will discuss in greater detail the effect of the rate and timing of principal payments (including prepayments), delinquencies and losses on the yield, weighted average lives and maturities of such Securities.

                                 THE AGREEMENTS

         Set forth below is a summary of certain provisions of each Agreement which are not described elsewhere in this Prospectus. The summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, the provisions of each Agreement. Where particular provisions or terms used in the Agreements are referred to, such provisions or terms are as specified in the Agreements. Except as otherwise specified, the Agreement described herein contemplates a Trust Fund comprised of Loans. The provisions of an Agreement with respect to a Trust Fund which consists of or includes Private Asset Backed Securities may contain provisions similar to those described herein but will be more fully described in the related Prospectus Supplement.

ASSIGNMENT OF THE TRUST FUND ASSETS

         ASSIGNMENT OF THE LOANS. At the time of issuance of the Securities of a Series, the Depositor will cause the Loans comprising the related Trust Fund to be assigned to the Trustee, together with all principal and interest received by or on behalf of the Depositor on or with respect to such Loans after the Cut-off Date, other than principal and interest due on or before the Cut-off Date and other than any Retained Interest specified in the related Prospectus Supplement. The Trustee will, concurrently with such assignment, deliver the Securities to the Depositor in exchange for the Loans. Each Loan will be identified in a schedule appearing as an exhibit to the related Agreement. Such schedule will include information as to the outstanding principal balance of each Loan after application of payments due on or before the Cut-off Date, as well as information regarding the Loan Rate or APR, the current scheduled monthly payment of principal and interest, the maturity of the Loan, the Combined Loan-to-Value Ratios at origination and certain other information.

         Unless otherwise specified in the related Prospectus Supplement, the Depositor will as to each Home Improvement Contract, deliver or cause to be delivered to the Trustee the original Home Improvement Contract and copies of documents and instruments related to each Home Improvement Contract and, other than in the case of unsecured Home Improvement Contracts, the security interest in the Property securing such Home Improvement Contract. In order to give notice of the right, title and interest of Securityholders to the Home Improvement Contracts, the Depositor will cause a UCC-1 financing statement to be executed by the Depositor or the Seller identifying the Trustee as the secured party and identifying all Home Improvement Contracts as collateral. Unless otherwise specified in the related Prospectus Supplement, the Home Improvement Contracts will not be stamped or otherwise marked to reflect their assignment to the Trustee. Therefore, if, through negligence, fraud or otherwise, a subsequent purchaser were able to take physical possession of the Home Improvement Contracts without notice of such assignment, the interest of Securityholders in the Home Improvement Contracts could be defeated. See "Certain Legal Aspects of the Loans--The Home Improvement Contracts" herein.

         Unless otherwise specified in the related Prospectus Supplement, the Agreement will require that, within the time period specified therein, the Depositor will also deliver or cause to be delivered to the Trustee (or to the custodian hereinafter referred to) as to each Home Equity Loan, among other things, (i) the mortgage note or contract endorsed without recourse in blank or to the order of the Trustee, (ii) the mortgage, deed of trust or similar instrument (a "MORTGAGE") with evidence of recording indicated thereon (except for any Mortgage not returned from the public recording office, in which case the Depositor will deliver or cause to be delivered a copy of such Mortgage together with a certificate that the original of such Mortgage was delivered to such recording office), (iii) an assignment of the Mortgage to the Trustee, which assignment will be in recordable form in the case of a Mortgage assignment, and (iv) such other security documents, including those relating to any senior interests in the Property, as may be specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, the Depositor will promptly cause the assignments of the related Loans to be recorded in the appropriate public office for real property records, except in states in which, in the opinion of counsel acceptable to the Trustee, such recording is not required to protect the Trustee's interest in such Loans against the claim of any subsequent transferee or any successor to or creditor of the Depositor or the originator of such Loans.

         The Trustee (or the custodian hereinafter referred to) will review such Loan documents within the time period specified in the related Prospectus Supplement after receipt thereof, and the Trustee will hold such documents in trust for the benefit of the Securityholders. Unless otherwise specified in the related Prospectus Supplement, if any such document is found to be missing or defective in any material respect, the Trustee (or such custodian) will notify the Master Servicer and the Depositor, and the Master Servicer will notify the related Seller. If the Seller cannot cure the omission or defect within a specified number of days after receipt of such notice (or such other period as may be specified in the related Prospectus Supplement), the Seller will be obligated either (i) to purchase the related Loan from the Trust at the Purchase Price or (ii) to remove such Loan from the Trust Fund and substitute in its place one or more other Loans.

There can be no assurance that a Seller will fulfill this purchase or substitution obligation. Although the Master Servicer may be obligated to enforce such obligation to the extent described above under "Loan Program--Representations by Sellers; Repurchases", neither the Master Servicer nor the Depositor will be obligated to purchase or replace such Loan if the Seller defaults on its obligation, unless such breach also constitutes a breach of the representations or warranties of the Master Servicer or the Depositor, as the case may be. Unless otherwise specified in the related Prospectus Supplement, this purchase obligation constitutes the sole remedy available to the Securityholders or the Trustee for omission of, or a material defect in, a constituent document.

         The Trustee will be authorized to appoint a custodian pursuant to a custodial agreement to maintain possession of and, if applicable, to review the documents relating to the Loans as agent of the Trustee.

         The Master Servicer will make certain representations and warranties regarding its authority to enter into, and its ability to perform its obligations under, the Agreement. Upon a breach of any such representation of the Master Servicer which materially and adversely affects the interests of the Securityholders in a Loan, the Master Servicer will be obligated either to cure the breach in all material respects or to purchase or replace the Loan at the Purchase Price. Unless otherwise specified in the related Prospectus Supplement, this obligation to cure, purchase or substitute constitutes the sole remedy available to the Securityholders or the Trustee for such a breach of representation by the Master Servicer.

         ASSIGNMENT OF PRIVATE ASSET BACKED SECURITIES. The Depositor will cause Private Asset Backed Securities to be registered in the name of the
Trustee. The Trustee (or the custodian) will have possession of any certificated Private Asset Backed Securities. Unless otherwise specified in the related Prospectus Supplement, the Trustee will not be in possession of or be assignee of record of any underlying assets for a Private Asset Backed Security. See "The Trust Fund--Private Asset Backed Securities" herein. Each Private Asset Backed Security will be identified in a schedule appearing as an exhibit to the related Agreement which will specify the original principal amount, outstanding principal balance as of the Cut-off Date, annual pass-through rate or interest rate and maturity date and certain other pertinent information for each Private Asset Backed Security conveyed to the Trustee.

         Notwithstanding the foregoing provisions, with respect to a Trust Fund for which a REMIC election is to be made, no purchase or substitution of a Loan will be made if such purchase or substitution would result in a prohibited transaction tax under the Code.

PAYMENTS ON LOANS; DEPOSITS TO SECURITY ACCOUNT

         Each Sub-Servicer servicing a Loan pursuant to a Sub-Servicing Agreement (as defined below under "--SUB-SERVICING OF LOANS") will establish and maintain an account (the "Sub-Servicing Account") which meets the following requirements and is otherwise acceptable to the Master Servicer. A Sub-Servicing Account must be established with a Federal Home Loan Bank or with a depository institution (including the Sub-Servicer itself) whose accounts are insured by either the Bank Insurance Fund (the "BIF") of the FDIC or the Savings Association Insurance Fund (as successor to the Federal Savings and Loan Insurance Corporation ("SAIF")) of the Federal Deposit Insurance Corporation (the "FDIC"). If a Sub-Servicing Account is maintained at an institution that is a Federal Home Loan Bank or an FDIC-insured institution and, in either case, the amount on deposit in the Sub-Servicing Account exceeds the FDIC insurance coverage amount, then such excess amount must be remitted to the Master Servicer within one business day of receipt. In addition, the Sub-Servicer must maintain a separate account for escrow and impound funds relating to the Loans. Each Sub-Servicer is required to deposit into its Sub-Servicing Account on a daily basis all amounts described below under "--Sub-Servicing of Loans" that are received by it in respect of the Loans, less its servicing or other compensation. On or before the date specified in the Sub-Servicing Agreement, the Sub-Servicer will remit or cause to be remitted to the Master Servicer or the Trustee all funds held in the Sub-Servicing Account with respect to Loans that are required to be so remitted. The Sub-Servicer may also be required to advance on the scheduled date of remittance an amount corresponding to any monthly installment of interest and/or principal, less its servicing or other compensation, on any Loan for which payment was not received from the mortgagor. Unless otherwise specified in the related Prospectus Supplement, any such obligation of the Sub-Servicer to advance will continue up to and including the first of the month following the date on which the related Property is sold at a foreclosure sale or is acquired on behalf of the Securityholders by deed in lieu of foreclosure, or until the related Loan is liquidated.

         The Master Servicer will establish and maintain or cause to be established and maintained with respect to the related Trust Fund a separate account or accounts for the collection of payments on the related Trust Fund Assets in the Trust Fund (the "SECURITY ACCOUNT") must be either (i) maintained with a depository institution the debt obligations of which (or in the case of a depository institution that is the principal subsidiary of a holding company, the obligations of which) are rated in one of the two highest rating categories by the Rating Agency or Rating Agencies that rated one or more classes of the related Series of Securities, (ii) an account or accounts the deposits in which are fully insured by either the BIF or SAIF, (iii) an account or accounts the deposits in which are insured by the BIF or SAIF (to the limits established by the FDIC), and the uninsured deposits in which are otherwise secured such that, as evidenced by an opinion of counsel, the Securityholders have a claim with respect to the funds in the Security Account or a perfected first priority security interest against any collateral securing such funds that is superior to the claims of any other depositors or general creditors of the depository institution with which the Security Account is maintained, or (iv) an account or accounts otherwise acceptable to each Rating Agency. The collateral eligible to secure amounts in the Security Account is limited to United States government securities and other high-quality investments ("PERMITTED INVESTMENTS"). A Security Account may be maintained as an interest bearing account or the funds held therein may be invested pending each succeeding Distribution Date in Permitted Investments. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer or its designee will be entitled to receive any such interest or other income earned on funds in the Security Account as additional compensation and will be obligated to deposit in the Security Account the amount of any loss immediately as realized. The Security Account may be maintained with the Master Servicer or with a depository institution that is an affiliate of the Master Servicer, provided it meets the standards set forth above.

         The Master Servicer will deposit or cause to be deposited in the Security Account for each Trust Fund on a daily basis, to the extent applicable and provided in the Agreement, the following payments and collections received or advances made by or on behalf of it subsequent to the Cut-off Date (other than payments due on or before the Cut-off Date and exclusive of any amounts representing Retained Interest):

                  (i) all payments on account of principal, including Principal Prepayments and any applicable prepayment penalties, on the Loans;

                  (ii) all payments on account of interest on the Loans, net of applicable servicing compensation;

                  (iii) all proceeds (net of unreimbursed payments of property taxes, insurance premiums and similar items ("INSURED EXPENSES") incurred, and unreimbursed advances made, by the related Sub-Servicer, if any) of the hazard insurance policies and any Primary Mortgage Insurance Policies, to the extent such proceeds are not applied to the restoration of the property or released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures (collectively, "INSURANCE PROCEEDS") and all other cash amounts (net of unreimbursed expenses incurred in connection with liquidation or foreclosure ("LIQUIDATION EXPENSES") and unreimbursed advances made, by the related Sub-Servicer, if any) received and retained in connection with the liquidation of defaulted Loans, by foreclosure or otherwise ("LIQUIDATION PROCEEDS"), together with any net proceeds received on a monthly basis with respect to any properties acquired on behalf of the Securityholders by foreclosure or deed in lieu of foreclosure;

                  (iv) all proceeds of any Loan or property in respect thereof purchased by the Master Servicer, the Depositor, any Sub-Servicer or any Seller as described under "Loan Program--Representations by Sellers; Repurchases or Substitutions" herein or "--Assignment of Trust Fund Assets" above and all proceeds of any Loan repurchased as described under "--Termination; Optional Termination" below;

                  (v) all payments required to be deposited in the Security Account with respect to any deductible clause in any blanket insurance policy described under "--Hazard Insurance" below;

                  (vi) any amount required to be deposited by the Master Servicer in connection with losses realized on investments for the benefit of the Master Servicer of funds held in the Security Account; and

                  (vii) all other amounts required to be deposited in the Security Account pursuant to the Agreement.

PRE-FUNDING ACCOUNT

         If so  provided  in the  related  Prospectus  Supplement,  the  Master
Servicer will establish and maintain a pre-funding account (a "PRE-FUNDING ACCOUNT"), in the name of the related Trustee on behalf of the related Securityholders, into which the Depositor will deposit the pre-funded amount (the "PRE-FUNDED AMOUNT") on the related Closing Date. The Pre-Funded Amount will not exceed 25% of the initial aggregate principal amount of the Certificates and Notes of the related Series. The Pre-Funded Amount will be used by the related Trustee to purchase Subsequent Loans from the Depositor from time to time during the Funding Period. The Funding Period, if any, for a Trust Fund will begin on the related Closing Date and will end on the date specified in the related Prospectus Supplement, which in no event will be later than the date that is three months after the Closing Date. Any amounts remaining in the Pre-Funding Account at the end of the Funding Period will be distributed to the related Securityholders in the manner and priority specified in the related Prospectus Supplement, as a prepayment of principal of the related Securities.

SUB-SERVICING OF LOANS

         Each Seller of a Loan or any other servicing entity may act as the Sub-Servicer for such Loan pursuant to an agreement (each, a "SUB-SERVICING AGREEMENT"), which will not contain any terms inconsistent with the related Agreement. While each Sub-Servicing Agreement will be a contract solely between the Master Servicer and the Sub-Servicer, the Agreement pursuant to which a Series of Securities is issued will provide that, if for any reason the Master Servicer for such Series of Securities is no longer the Master Servicer of the related Loans, the Trustee or any successor Master Servicer must recognize the Sub-Servicer's rights and obligations under such Sub-Servicing Agreement.

         With the approval of the Master Servicer, a Sub-Servicer may delegate its servicing obligations to third-party servicers, but such Sub-Servicer will remain obligated under the related Sub-Servicing Agreement. Each Sub-Servicer will be required to perform the customary functions of a servicer of mortgage loans. Such functions generally include collecting payments from mortgagors or obligors and remitting such collections to the Master Servicer; maintaining hazard insurance policies as described herein and in any related Prospectus Supplement, and filing and settling claims thereunder, subject in certain cases to the right of the Master Servicer to approve in advance any such settlement; maintaining escrow or impoundment accounts of mortgagors or obligors for payment of taxes, insurance and other items required to be paid by the mortgagor or obligor pursuant to the related Loan; processing assumptions or substitutions, although, the Master Servicer is generally required to exercise due-on-sale clauses to the extent such exercise is permitted by law and would not adversely affect insurance coverage; attempting to cure delinquencies; supervising foreclosures; inspecting and managing Properties under certain circumstances; maintaining accounting records relating to the Loans; and, to the extent specified in the related Prospectus Supplement, maintaining additional insurance policies or credit support instruments and filing and settling claims thereunder. A Sub-Servicer will also be obligated to make advances in respect of delinquent installments of interest and/or principal on Loans, as described more fully above under "--Payments on Loans; Deposits to Security Account", and in respect of certain taxes and insurance premiums not paid on a timely basis by mortgagors or obligors.

         As compensation for its servicing duties, each Sub-Servicer will be entitled to a monthly servicing fee (to the extent the scheduled payment on the related Loan has been collected) in the amount set forth in the related
Prospectus Supplement. Each Sub-Servicer is also entitled to collect and retain, as part of its servicing compensation, any prepayment or late charges provided in the Mortgage Note or related instruments. Each Sub-Servicer will be reimbursed by the Master Servicer for certain expenditures which it makes, generally to the same extent the Master Servicer would be reimbursed under the Agreement. The Master Servicer may purchase the servicing of Loans if the Sub-Servicer elects to release the servicing of such Loans to the Master Servicer. See "--Servicing and Other Compensation and Payment of Expenses".

         Each Sub-Servicer may be required to agree to indemnify the Master Servicer for any liability or obligation sustained by the Master Servicer in connection with any act or failure to act by the Sub-Servicer in its servicing capacity. Each Sub-Servicer will be required to maintain a fidelity bond and an errors and omissions policy with respect to its officers, employees and other persons acting on its behalf or on behalf of the Master Servicer.

         Each Sub-Servicer will be required to service each Loan pursuant to the terms of the Sub-Servicing Agreement for the entire term of such Loan, unless the Sub-Servicing Agreement is earlier terminated by the Master Servicer or unless servicing is released to the Master Servicer. The Master Servicer may terminate a Sub-Servicing Agreement without cause, upon written notice to the Sub-Servicer in the manner specified in such Sub-Servicing Agreement.

         The Master Servicer may agree with a Sub-Servicer to amend a Sub-Servicing Agreement or, upon termination of the Sub-Servicing Agreement, the Master Servicer may act as servicer of the related Loans or enter into new Sub-Servicing Agreements with other Sub-Servicers. If the Master Servicer acts as servicer, it will not assume liability for the representations and warranties of the Sub-Servicer which it replaces. Each Sub-Servicer must be a Seller or meet the standards for becoming a Seller or have such servicing experience as to be otherwise satisfactory to the Master Servicer and the Depositor. The Master Servicer will make reasonable efforts to have the new Sub-Servicer assume liability for the representations and warranties of the terminated Sub-Servicer, but no assurance can be given that such an assumption will occur. In the event of such an assumption, the Master Servicer may in the exercise of its business judgment release the terminated Sub-Servicer from liability in respect of such representations and warranties. Any amendments to a Sub-Servicing Agreement or new Sub-Servicing Agreements may contain provisions different from those which are in effect in the original Sub-Servicing Agreement. However, each Agreement will provide that any such amendment or new agreement may not be inconsistent with or violate such Agreement.

COLLECTION PROCEDURES

         The Master Servicer, directly or through one or more Sub-Servicers, will make reasonable efforts to collect all payments called for under the Loans and will, consistent with each Agreement and any Pool Insurance Policy, Primary Mortgage Insurance Policy, FHA Insurance, VA Guaranty Policy and Bankruptcy Bond or alternative arrangements, follow such collection procedures as are customary with respect to loans that are comparable to the Loans. Consistent with the above, the Master Servicer may, in its discretion, (i) waive any assumption fee, late payment or other charge in connection with a Loan and (ii) to the extent not inconsistent with the coverage of such Loan by a Pool Insurance Policy, Primary Mortgage Insurance Policy, FHA Insurance, VA Guaranty or Bankruptcy Bond or alternative arrangements, if applicable, arrange with a borrower a schedule for the liquidation of delinquencies running for no more than 125 days after the applicable due date for each payment. Both the Sub-Servicer and the Master Servicer may be obligated to make Advances during any period of such an arrangement.

         Except as otherwise specified in the related Prospectus Supplement, in any case in which property securing a Loan has been, or is about to be, conveyed by the mortgagor or obligor, the Master Servicer will, to the extent it has knowledge of such conveyance or proposed conveyance, exercise or cause to be exercised its rights to accelerate the maturity of such Loan under any due-on-sale clause applicable thereto, but only if the exercise of such rights is permitted by applicable law. If these conditions are not met or if the Master Servicer reasonably believes it is unable under applicable law to enforce such due-on-sale clause, or the Master Servicer will enter into or cause to be entered into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable for repayment of the Loan and, to the extent permitted by applicable law, the mortgagor remains liable thereon. Any fee collected by or on behalf of the Master Servicer for entering into an assumption agreement will be retained by or on behalf of the Master Servicer as additional servicing compensation. See "Certain Legal Aspects of the Loans--Due-on-Sale Clauses". In connection with any such assumption, the terms of the related Loan may not be changed.

HAZARD INSURANCE

         Except as otherwise specified in the related Prospectus Supplement, the Master Servicer will require the mortgagor or obligor on each Loan to maintain a hazard insurance policy providing for no less than the coverage of the standard form of fire insurance policy with extended coverage customary for the type of Property in the state in which such Property is located. All amounts collected by the Master Servicer under any hazard policy (except for amounts to be applied to the restoration or repair of the Property or released to the mortgagor or obligor in accordance with the Master Servicer's normal servicing procedures) will be deposited in the related Security Account. In the event that the Master Servicer maintains a blanket policy insuring against hazard losses on all the Loans comprising part of a Trust Fund, it will conclusively be deemed to have satisfied its obligation relating to the maintenance of hazard insurance. Such blanket policy may contain a deductible clause, in which case the Master Servicer will be required to deposit from its own funds into the related Security Account the amounts which would have been deposited therein but for such clause.

         In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements securing a Loan by fire, lightning, explosion, smoke, windstorm and hail, riot, strike and civil commotion, subject to the conditions and exclusions particularized in each policy. Although the policies relating to the Loans may have been underwritten by different insurers under different state laws in accordance with different applicable forms and therefore may not contain identical terms and conditions, the basic terms thereof are dictated by respective state laws, and most such policies typically do not cover any physical damage resulting from the following: war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mud flows), nuclear reactions, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all inclusive. If the Property securing a Loan is located in a federally designated special flood area at the time of origination, the Master Servicer will require the mortgagor or obligor to obtain and maintain flood insurance.

         The hazard insurance policies covering properties securing the Loans typically contain a clause which in effect requires the insured at all time to carry insurance of a specified percentage of the full replacement value of the insured property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, then the insurer's liability in the event of partial loss will not exceed the larger of
(i) the actual cash value (generally defined as replacement cost at the time and place of loss, less physical depreciation) of the improvements damaged or destroyed or (ii) such proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of such improvements. Since the amount of hazard insurance the Master Servicer may cause to be maintained on the improvements securing the Loans declines as the principal balances owing thereon decrease, and since improved real estate generally has appreciated in value over time in the past, the effect of this requirement in the event of partial loss may be that hazard insurance proceeds will be insufficient to restore fully the damaged property. If specified in the related Prospectus Supplement, a special hazard insurance policy will be obtained to insure against certain of the uninsured risks described above. See "Credit Enhancement--Special Hazard Insurance Policies".

         If the Property securing a defaulted Loan is damaged and proceeds, if any, from the related hazard insurance policy are insufficient to restore the damaged Property, the Master Servicer is not required to expend its own funds to restore the damaged Property unless it determines (i) that such restoration will increase the proceeds to Securityholders on liquidation of the Loan after reimbursement of the Master Servicer for its expenses and (ii) that such expenses will be recoverable by it from related Insurance Proceeds or Liquidation Proceeds.

         If recovery on a defaulted Loan under any related Insurance Policy is not available for the reasons set forth in the preceding paragraph, or if the defaulted Loan is not covered by an Insurance Policy, the Master Servicer will be obligated to follow or cause to be followed such normal practices and procedures as it deems necessary or advisable to realize upon the defaulted Loan. If the proceeds of any liquidation of the Property securing the defaulted Loan are less than the principal balance of such Loan plus interest accrued thereon that is payable to Securityholders, the Trust Fund will realize a loss in the amount of such difference plus the aggregate of expenses incurred by the Master Servicer in connection with such proceedings and which are reimbursable under the Agreement. In the unlikely event that any such proceedings result in a total recovery which is, after reimbursement to the Master Servicer of its expenses, in excess of the principal balance of such Loan plus interest accrued thereon that is payable to Securityholders, the Master Servicer will be entitled to withdraw or retain from the Security Account amounts representing its normal servicing compensation with respect to such Loan and, unless otherwise specified in the related Prospectus Supplement, amounts representing the balance of such excess, exclusive of any amount required by law to be forwarded to the related borrower, as additional servicing compensation.

         Unless otherwise specified in the related Prospectus Supplement, if the Master Servicer or its designee recovers Insurance Proceeds which, when added to any related Liquidation Proceeds and after deduction of certain expenses reimbursable to the Master Servicer, exceed the principal balance of such Loan plus interest accrued thereon that is payable to Securityholders, the Master Servicer will be entitled to withdraw or retain from the Security Account amounts representing its normal servicing compensation with respect to such Loan. In the event that the Master Servicer has expended its own funds to restore the damaged Property and such funds have not been reimbursed under the related hazard insurance policy, it will be entitled to withdraw from the Security Account out of related Liquidation Proceeds or Insurance Proceeds in an amount equal to such expenses incurred by it, in which event the Trust Fund may realize a loss up to the amount so charged. Since Insurance Proceeds cannot exceed deficiency claims and certain expenses incurred by the Master Servicer, no such payment or recovery will result in a recovery to the Trust Fund which exceeds the principal balance of the defaulted Loan together with accrued interest thereon. See "Credit Enhancement".

REALIZATION UPON DEFAULTED LOANS

         PRIMARY MORTGAGE INSURANCE POLICIES. The Master Servicer will maintain or cause each Sub-Servicer to maintain, as the case may be, in full force and effect, to the extent specified in the related Prospectus Supplement, a Primary Mortgage Insurance Policy with regard to each Loan for which such coverage is required. The Master Servicer will not cancel or refuse to renew any such Primary Mortgage Insurance Policy in effect at the time of the initial issuance of a Series of Securities that is required to be kept in force under the applicable Agreement unless the replacement Primary Mortgage Insurance Policy for such cancelled or nonrenewed policy is maintained with an insurer whose claims-paying ability is sufficient to maintain the current rating of the classes of Securities of such Series that have been rated.

         Although the terms and conditions of primary mortgage insurance vary, the amount of a claim for benefits under a Primary Mortgage Insurance Policy covering a Loan will consist of the insured percentage of the unpaid principal amount of the covered Loan and accrued and unpaid interest thereon and reimbursement of certain expenses, less (i) all rents or other payments collected or received by the insured (other than the proceeds of hazard insurance) that are derived from or in any way related to the Property, (ii) hazard insurance proceeds in excess of the amount required to restore the Property and which have not been applied to the payment of the Loan, (iii) amounts expended but not approved by the issuer of the related Primary Mortgage Insurance Policy (the "PRIMARY INSURER"), (iv) claim payments previously made by the Primary Insurer and (v) unpaid premiums.

         Primary Mortgage Insurance Policies reimburse certain losses sustained by reason of defaults in payments by borrowers. Primary Mortgage Insurance Policies will not insure against, and exclude from coverage, a loss sustained by reason of a default arising from or involving certain matters, including (i) fraud or negligence in origination or servicing of the Loans, including misrepresentation by the originator, borrower or other persons involved in the origination of the Loans; (ii) failure to construct the Property subject to the Loan in accordance with specified plans; (iii) physical damage to the Property; and (iv) the related Master Servicer or Sub-servicer not being approved as a servicer by the Primary Insurer.

         RECOVERIES UNDER A PRIMARY MORTGAGE INSURANCE POLICY. As conditions precedent to the filing of or payment of a claim under a Primary Mortgage
Insurance Policy covering a Loan, the insured will be required to (i) advance or discharge (a) all hazard insurance policy premiums and (b) as necessary and approved in advance by the Primary Insurer, (1) real estate property taxes, (2) all expenses required to maintain the related Property in at least as good a condition as existed at the effective date of such Primary Mortgage Insurance Policy, ordinary wear and tear excepted, (3) Property sales expenses, (4) any outstanding liens (as defined in such Primary Mortgage Insurance Policy) on the Property and (5) foreclosure costs, including court costs and reasonable attorneys' fees; (ii) in the event of any physical loss or damage to the Property, to have the Property restored and repaired to at least as good a condition as existed at the effective date of such Primary Mortgage Insurance Policy, ordinary wear and tear excepted; and (iii) tender to the Primary Insurer good and merchantable title to and possession of the Property.

         In those cases in which a Loan is serviced by a Sub-Servicer, the Sub-Servicer, on behalf of itself, the Trustee and Securityholders, will present claims to the Primary Insurer, and all collection thereunder will be deposited in the Sub-Servicing Account. In all other cases, the

Master Servicer, on behalf of itself, the Trustee and the Securityholders, will present claims to the insurer under each Primary Mortgage Insurance Policy, and will take such reasonable steps as are necessary to receive payment or to permit recovery thereunder with respect to defaulted Loans. As set forth above, all collections by or on behalf of the Master Servicer under any Primary Mortgage Insurance Policy and, when the Property has not been restored, the hazard insurance policy, are to be deposited in the Security Account, subject to withdrawal as heretofore described.

         If the Property securing a defaulted Loan is damaged and proceeds, if any, from the related hazard insurance policy are insufficient to restore the damaged Property to a condition sufficient to permit recovery under the related Primary Mortgage Insurance Policy, if any, the Master Servicer is not required to expend its own funds to restore the damaged Property unless it determines
(i) that such restoration will increase the proceeds to Securityholders on liquidation of the Loan after reimbursement of the Master Servicer for its expenses and (ii) that such expenses will be recoverable by it from related Insurance Proceeds or Liquidation Proceeds.

         If recovery on a defaulted Loan under any related Primary Mortgage Insurance Policy is not available for the reasons set forth in the preceding paragraph, or if the defaulted Loan is not covered by a Primary Mortgage Insurance Policy, the Master Servicer will be obligated to follow or cause to be followed such normal practices and procedures as it deems necessary or advisable to realize upon the defaulted Loan. If the proceeds of any liquidation of the Property securing the defaulted Loan are less than the principal balance of such Loan plus interest accrued thereon that is payable to Securityholders, the Trust Fund will realize a loss in the amount of such difference plus the aggregate of expenses incurred by the Master Servicer in connection with such proceedings and which are reimbursable under the
Agreement. In the unlikely event that any such proceedings result in a total recovery which is, after reimbursement to the Master Servicer of its expenses, in excess of the principal balance of such Loan plus interest accrued thereon that is payable to Securityholders, the Master Servicer will be entitled to withdraw or retain from the Security Account amounts representing its normal servicing compensation with respect to such Loan and, except as otherwise specified in the Prospectus Supplement, amounts representing the balance of such excess, exclusive of any amount required by law to be forwarded to the related borrower, as additional servicing compensation.

SERVICING AND OTHER COMPENSATION AND PAYMENT OF EXPENSES

         Unless otherwise specified in the related Prospectus Supplement, the Master Servicer's primary servicing compensation with respect to a Series of Securities will come from the monthly payment to it, out of each interest payment on a Loan, of an amount equal to the percentage per annum specified in the related Prospectus Supplement of the outstanding principal balance thereof. Since the Master Servicer's primary compensation is a percentage of the outstanding principal balance of each Loan, such amounts will decrease as the Loans amortize. In addition to primary compensation, the Master Servicer or the Sub-Servicers may be entitled to retain all assumption fees and late payment charges, to the extent collected from borrowers, and, if so provided in the related Prospectus Supplement, any prepayment penalties and any interest or other income which may be earned on funds held in the Security Account or any Sub-Servicing Account. Unless otherwise specified in the related Prospectus Supplement, any Sub-Servicer will receive a portion of the Master Servicer's primary compensation as its sub-servicing compensation.

         In addition to amounts payable to any Sub-Servicer, the Master Servicer will, unless otherwise specified in the related Prospectus Supplement, pay from its servicing compensation certain expenses incurred in connection with its servicing of the Loans, including, without limitation, payment of any premium for any insurance policy, guaranty, surety or other form of credit enhancement as specified in the related Prospectus Supplement, payment of the fees and disbursements of the Trustee and independent accountants, payment of expenses incurred in connection with distributions and reports to Securityholders, and payment of any other expenses described in the related Prospectus Supplement.

EVIDENCE AS TO COMPLIANCE

         Each Agreement will provide that on or before a specified date in each year, a firm of independent public accountants will furnish a statement to the Trustee to the effect that, on the basis of the examination by such firm conducted substantially in compliance with the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC, the servicing by or on behalf of the Master Servicer of mortgage loans or private asset backed securities, or under pooling and servicing agreements substantially similar to each other (including the related Agreement) was conducted in compliance with such agreements except for any significant exceptions or errors in records that, in the opinion of the firm, the Audit Program for Mortgages serviced for FHLMC, or the Uniform Single Audit Program for Mortgage Bankers, it is required to report. In rendering its statement such firm may rely, as to matters relating to the direct servicing of Loans or Private Asset Backed Securities by Sub-Servicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC (rendered within one year of such statement) of firms of independent public accountants with respect to the related Sub-Servicer.

         Each Agreement will also provide for delivery to the Trustee, on or before a specified date in each year, of an annual statement signed by two officers of the Master Servicer to the effect that the Master Servicer has fulfilled its obligations under the Agreement throughout the preceding year.

         Copies of the annual accountants' statement and the statement of officers of the Master Servicer may be obtained by Securityholders of the related Series without charge upon written request to the Master Servicer at the address set forth in the related Prospectus Supplement.

CERTAIN MATTERS REGARDING THE MASTER SERVICER AND THE DEPOSITOR

         The Master Servicer under each Agreement will be named in the related Prospectus Supplement. The entity serving as Master Servicer may have normal business relationships with the Depositor or the Depositor's affiliates.

         Each Agreement will provide that the Master Servicer may not resign from its obligations and duties under the Agreement except upon a determination that its duties thereunder are no longer permissible under applicable law. The Master Servicer may, however, be removed from its obligations and duties as set forth in the Agreement. No such resignation will become effective until the Trustee or a successor servicer has assumed the Master Servicer's obligations and duties under the Agreement.

         Each Agreement will further provide that neither the Master Servicer, the Depositor nor any director, officer, employee, or agent of the Master Servicer or the Depositor will be under any liability to the related Trust Fund or Securityholders for any action taken or for refraining from the taking of any action in good faith pursuant to the Agreement, or for errors in judgment; provided, however, that neither the Master Servicer, the Depositor nor any such person will be protected against any liability which would otherwise be imposed by reason of wilful misfeasance or gross negligence in the performance of duties thereunder or by reasons of reckless disregard of obligations and duties thereunder. To the extent provided in the related Agreement, the Master Servicer, the Depositor and any director, officer, employee or agent of the Master Servicer or the Depositor may be entitled to indemnification by the related Trust Fund and may be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Agreement or the Securities, other than any loss, liability or expense related to any specific Loan or Loans (except any such loss, liability or expense otherwise reimbursable pursuant to the Agreement) and any loss, liability or expense incurred by reason of willful misfeasance or gross negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. In addition, each Agreement will provide that neither the Master Servicer nor the Depositor will be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective responsibilities under the Agreement and which in its opinion may involve it in any expense or liability. The Master Servicer or the Depositor may, however, in its discretion undertake any such action which it may deem necessary or desirable with respect to the Agreement and the rights and duties of the parties thereto and the interests of the Securityholders thereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom will be expenses, costs and liabilities of the Trust Fund and the Master Servicer or the Depositor, as the case may be, will be entitled to be reimbursed therefor out of funds otherwise distributable to Securityholders.

         Except as otherwise specified in the related Prospectus Supplement, any person into which the Master Servicer may be merged or consolidated, or any person resulting from any merger or consolidation to which the Master Servicer is a party, or any person succeeding to the business of the Master Servicer, will be the successor of the Master Servicer under each Agreement.

EVENTS OF DEFAULT; RIGHTS UPON EVENT OF DEFAULT

         POOLING AND SERVICING AGREEMENT; SERVICING AGREEMENT. Except as otherwise specified in the related Prospectus Supplement, Events of Default under each Agreement will consist of (i) any failure by the Master Servicer to distribute or cause to be distributed to Securityholders of any class any required payment (other than an Advance) which continues unremedied for five business days after the giving of written notice of such failure to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer, the Depositor and the Trustee by the holders of Securities of such class evidencing not less than 25% of the aggregate Percentage Interests evidenced by such class; (ii) any failure by the Master Servicer to make an Advance as required under the Agreement, unless cured as specified therein; (iii) any failure by the Master Servicer duly to observe or perform in any material respect any of its other covenants or agreements in the Agreement which continues unremedied for thirty days after the giving of written notice of such failure to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer, the Depositor and the Trustee by the holders of Securities of any class evidencing not less than 25%
of the aggregate Percentage Interests constituting such class; and (iv) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding and certain actions by or on behalf of the Master Servicer indicating its insolvency, reorganization or inability to pay its obligations.

         If specified in the related Prospectus Supplement, the Agreement will permit the Trustee to sell the Trust Fund Assets and the other assets of the Trust Fund in the event that payments in respect thereto are insufficient to make payments required in the Agreement. The assets of the Trust Fund will be sold only under the circumstances and in the manner specified in the related Prospectus Supplement.

         So long as an Event of Default under an Agreement remains unremedied, the Depositor or the Trustee may, and at the direction of holders of Securities of any class evidencing not less than 51% of the aggregate Percentage Interests constituting such class and under such other circumstances as may be specified in such Agreement, the Trustee shall, terminate all of its rights and obligations of the Master Servicer under the Agreement relating to such Trust Fund and in and to the Trust Fund Assets, whereupon the Trustee will succeed to all of the responsibilities, duties and liabilities of the Master Servicer under the Agreement, including, if specified in the related Prospectus Supplement, the obligation to make advances, and will be entitled to similar compensation arrangements. In the event that the Trustee is unwilling or unable so to act, it may appoint, or petition a court of competent jurisdiction for the appointment of, a mortgage loan servicing institution with a net worth of a least $10,000,000 to act as successor to the Master Servicer under the Agreement. Pending such appointment, the Trustee is obligated to act in such capacity. The Trustee and any such successor may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation payable to the Master Servicer under the Agreement.

         No Securityholder, solely by virtue of such holder's status as a Securityholder, will have any right under any Agreement to institute any proceeding with respect to such Agreement, unless such holder previously has given to the Trustee written notice of default and unless the holders of Securities of any class of such Series evidencing not less than 25% of the aggregate Percentage Interests constituting such class have made written request upon the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity, and the Trustee for 60 days has neglected or refused to institute any such proceeding.

         INDENTURE. Except as otherwise specified in the related Prospectus Supplement, Events of Default under the Indenture for each Series of Notes include: (i) a default for five (5) days or more in the payment of any principal of or interest on any Note of such Series; (ii) failure to perform any other covenant of the Depositor or the Trust Fund in the Indenture which continues for a period of thirty (30) days after notice thereof is given in accordance with the procedures described in the related Prospectus Supplement;
(iii) any representation or warranty made by the Depositor or the Trust Fund in the Indenture or in any certificate or other writing delivered pursuant thereto or in connection therewith with respect to or affecting such Series having been incorrect in a material respect as of the time made, and such breach is not cured within thirty (30) days after notice thereof is given in accordance with the procedures described in the related Prospectus Supplement; (iv) certain events of bankruptcy, insolvency, receivership or liquidation of the Depositor or the Trust Fund; or (v) any other Event of Default provided with respect to Notes of that Series.

         If an Event of Default with respect to the Notes of any Series at the time outstanding occurs and is continuing, either the Trustee or the holders of a majority of the then aggregate outstanding amount of the Notes of such Series may declare the principal amount (or, if the Notes of that Series have a Pass-Through Rate of 0%, such portion of the principal amount as may be specified in the terms of that Series, as provided in the related Prospectus Supplement) of all the Notes of such Series to be due and payable immediately. Such declaration may, under certain circumstances, be rescinded and annulled by the holders of more than 50% of the Percentage Interests of the Notes of such Series.

         If, following an Event of Default with respect to any Series of Notes, the Notes of such Series have been declared to be due and payable, the Trustee may, in its discretion, notwithstanding such acceleration, elect to maintain possession of the collateral securing the Notes of such Series and to continue to apply distributions on such collateral as if there had been no declaration of acceleration if such collateral continues to provide sufficient funds for the payment of principal of and interest on the Notes of such Series as they would have become due if there had not been such a declaration. In addition, the Trustee may not sell or otherwise liquidate the collateral securing the Notes of a Series following an Event of Default, unless (a) the holders of 100% of the Percentage Interests of the Notes of such Series consent to such sale,
(b) the proceeds of such sale or liquidation are sufficient to pay in full the principal of and accrued interest, due and unpaid, on the outstanding Notes of such Series at the date of such sale or (c) the Trustee determines that such collateral would not be sufficient on an ongoing basis to make all payments on such Notes as such payments would have become due if such Notes had not been declared due and payable, and the Trustee obtains the consent of the holders of 66K% of the Percentage Interests of each Class of Notes of such Series.

         Except as otherwise specified in the related Prospectus Supplement, in the event the principal of the Notes of a Series is declared due and payable, as described above, the holders of any such Notes issued at a discount from par may be entitled to receive no more than an amount equal to the unpaid principal amount thereof less the amount of such discount which is unamortized.

         Subject to the provisions of the Indenture relating to the duties of the Trustee, in case an Event of Default shall occur and be continuing with respect to a Series of Notes, the Trustee shall be under no obligation to exercise any of the rights or powers under the Indenture at the request or direction of any of the holders of Notes of such Series, unless such holders offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in complying with such request or direction. Subject to such provisions for indemnification and certain limitations contained in the Indenture, the holders of a majority of the then aggregate outstanding amount of the Notes of such Series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Notes of such Series, and the holders of a majority of the then aggregate outstanding amount of the Notes of such Series may, in certain cases, waive any default with respect thereto, except a default in the payment of principal or interest or a default in respect of a covenant or provision of the

Indenture that cannot be modified without the waiver or consent of all the holders of the outstanding Notes of such Series affected thereby.



AMENDMENT

         Except as otherwise specified in the related Prospectus Supplement, each Agreement may be amended by the Depositor, the Master Servicer and the Trustee, without the consent of any of the Securityholders, (i) to cure any ambiguity; (ii) to correct or supplement any provision therein which may be defective or inconsistent with any other provision therein; or (iii) to make any other revisions with respect to matters or questions arising under the Agreement which are not inconsistent with the provisions thereof, provided that such action will not adversely affect in any material respect the interests of any Securityholder. In addition, to the extent provided in the related Agreement, an Agreement may be amended without the consent of any of the Securityholders, to change the manner in which the Security Account is maintained, provided that any such change does not adversely affect the then current rating on the class or classes of Securities of such Series that have been rated. In addition, if a REMIC election is made with respect to a Trust Fund, the related Agreement may be amended to modify, eliminate or add to any of its provisions to such extent as may be necessary to maintain the qualification of the related Trust Fund as a REMIC, provided that the Trustee has received an opinion of counsel to the effect that such action is necessary or helpful to maintain such qualification. Except as otherwise specified in the related Prospectus Supplement, each Agreement may also be amended by the Depositor, the Master Servicer and the Trustee with consent of holders of Securities of such Series evidencing not less than 66% of the aggregate
Percentage Interests of each class affected thereby for the purpose of adding any provisions to or changing in an manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the holders of the related Securities; provided, however, that no such amendment may (i) reduce in any manner the amount of or delay the timing of, payments received on Loans which are required to be distributed on any Security without the consent of the holder of such Security, or (ii) reduce the aforesaid percentage of Securities of any class of holders which are required to consent to any such amendment without the consent of the holders of all Securities of such class covered by such Agreement then outstanding. If a REMIC election is made with respect to a Trust Fund, the Trustee will not be entitled to consent to an amendment to the related Agreement without having first received an opinion of counsel to the effect that such amendment will not cause such Trust Fund to fail to qualify as a REMIC.

TERMINATION; OPTIONAL TERMINATION

         POOLING AND SERVICING AGREEMENT; TRUST AGREEMENT. Unless otherwise specified in the related Agreement, the obligations created by each Pooling and Servicing Agreement and Trust Agreement for each Series of Securities will terminate upon the payment to the related Securityholders of all amounts held in the Security Account or by the Master Servicer and required to be paid to them pursuant to such Agreement following the later of (i) the final payment of or other liquidation of the last of the Trust Fund Assets subject thereto or the disposition of all property acquired upon foreclosure of any such Trust Fund Assets remaining in the Trust Fund and (ii) the purchase by the Master Servicer or, if REMIC treatment has been elected and if specified in the related Prospectus Supplement, by the holder of the residual interest in the REMIC (see "Certain Material Federal Income Tax Considerations" below), from the related Trust Fund of all of the remaining Trust Fund Assets and all property acquired in respect of such Trust Fund Assets.

         Unless otherwise specified by the related Prospectus Supplement, any such purchase of Trust Fund Assets and property acquired in respect of Trust Fund Assets evidenced by a Series of Securities will be made at the option of the Master Servicer or, if applicable, such holder of the REMIC residual interest, at a price, and in accordance with the procedures, specified in the related Prospectus Supplement. The exercise of such right will effect early retirement of the Securities of that Series, but the right of the Master Servicer or, if applicable, such holder of the REMIC residual interest, to so purchase is subject to the principal balance of the related Trust Fund Assets being less than the percentage specified in the related Prospectus Supplement of the aggregate principal balance of the Trust Fund Assets at the Cut-off Date for the Series. The foregoing is subject to the provision that if a REMIC election is made with respect to a Trust Fund, any repurchase pursuant to clause (ii) above will be made only in connection with a "qualified liquidation" of the REMIC within the meaning of Section 860F(g)(4) of the Code.

         INDENTURE. The Indenture will be discharged with respect to a Series of Notes (except with respect to certain continuing rights specified in the Indenture) upon the delivery to the Trustee for cancellation of all the Notes of such Series or, with certain limitations, upon deposit with the Trustee of funds sufficient for the payment in full of all of the Notes of such Series.

         In addition to such discharge with certain limitations, the Indenture will provide that, if so specified with respect to the Notes of any Series, the related Trust Fund will be discharged from any and all obligations in respect of the Notes of such Series (except for certain obligations relating to temporary Notes and exchange of Notes, to register the transfer of or exchange Notes of such Series, to replace stolen, lost or mutilated Notes of such Series, to maintain paying agencies and to hold monies for payment in trust) upon the deposit with the Trustee, in trust, of money and/or direct obligations of or obligations guaranteed by the United States of America which through the payment of interest and principal in respect thereof in accordance with their terms will provide money in an amount sufficient to pay the principal of and each installment of interest on the Notes of such Series on the last scheduled Distribution Date for such Notes and any installment of interest on such Notes in accordance with the terms of the Indenture and the Notes of such Series. In the event of any such defeasance and discharge of Notes of such Series, holders of Notes of such Series would be able to look only to such money and/or direct obligations for payment of principal and interest, if any, on their Notes until maturity.

THE TRUSTEE

         The Trustee under each Agreement will be named in the applicable Prospectus Supplement. The commercial bank or trust company serving as Trustee may have normal banking relationships with the Depositor, the Master Servicer and any of their respective affiliates.

                       CERTAIN LEGAL ASPECTS OF THE LOANS

         The following discussion contains summaries, which are general in nature, of certain legal matters relating to the Loans. Because such legal aspects are governed primarily by applicable state law (which laws may differ substantially), the summaries do not purport to be complete nor to reflect the laws of any particular state, nor to encompass the laws of all states in which the security for the Loans is situated. The summaries are qualified in their entirety by reference to the applicable federal laws and the appropriate laws of the states in which Loans may be originated.

GENERAL

         The Loans for a Series may be secured by deeds of trust, mortgages, security deeds or deeds to secure debt, depending upon the prevailing practice in the state in which the property subject to the loan is located. A mortgage creates a lien upon the real property encumbered by the mortgage, which lien is generally not prior to the lien for real estate taxes and assessments. Priority between mortgages depends on their terms and generally on the order of recording with a state or county office. There are two parties to a mortgage, the mortgagor, who is the borrower and owner of the mortgaged property, and the mortgagee, who is the lender. Under the mortgage instrument, the mortgagor delivers to the mortgagee a note or bond and the mortgage. Although a deed of trust is similar to a mortgage, a deed of trust formally has three parties, the borrower-property owner called the trustor (similar to a mortgagor), a lender (similar to a mortgagee) called the beneficiary, and a third-party grantee called the trustee. Under a deed of trust, the borrower grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale, to the trustee to secure payment of the obligation. A security deed and a deed to secure debt are special types of deeds which indicate on their face that they are granted to secure an underlying debt. By executing a security deed or deed to secure debt, the grantor conveys title to, as opposed to merely creating a lien upon, the subject property to the grantee until such time as the underlying debt is repaid. The trustee's authority under a deed of trust, the mortgagee's authority under a mortgage and the grantee's authority under a security deed or deed to secure debt are governed by law and, with respect to some deeds of trust, the directions of the beneficiary.

FORECLOSURE/REPOSSESSION

         Foreclosure  of  a  deed  of  trust  is  generally  accomplished  by a non-judicial sale under a specific provision in the deed of trust which authorizes the trustee to sell the property at public auction upon any default by the borrower under the terms of the note or deed of trust. In addition to any notice requirements contained in a deed of trust, in some states, the trustee must record a notice of default and send a copy to the borrower-trustor, to any person who has recorded a request for a copy of any notice of default and notice of sale, to any successor in interest to the borrower-trustor, to the beneficiary of any junior deed of trust and to certain other persons. In general, the borrower, or any other person having a junior encumbrance on the real estate, may, during a statutorily prescribed reinstatement period, cure a monetary default by paying the entire amount in arrears plus other designated costs and expenses incurred in enforcing the obligation. Generally, state law controls the amount of foreclosure expenses and costs, including attorney's fees, which may be recovered by a lender. After the reinstatement period has expired without the default having been cured, the borrower or junior lienholder no longer has the right to reinstate the loan and must pay the loan in full to prevent the scheduled foreclosure sale. If the deed of trust is not reinstated, a notice of sale must be posted in a public place and, in most states, published for a specific period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest in the real property.

         Foreclosure of a mortgage is generally accomplished by judicial action. The action is initiated by the service of legal pleadings upon all parties having an interest in the real property. Delays in completion of the foreclosure may occasionally result from difficulties in locating necessary parties. Judicial foreclosure proceedings are often not contested by any of the parties. When the mortgagee's right to foreclosure is contested, the legal proceedings necessary to resolve the issue can be time consuming. After the completion of a judicial foreclosure proceeding, the court generally issues a judgment of foreclosure and appoints a referee or other court officer to conduct the sale of the property. In some states, mortgages may also be foreclosed by advertisement, pursuant to a power of sale provided in the mortgage.

         Although foreclosure sales are typically public sales, frequently no third party purchaser bids in excess of the lender's lien because of the difficulty of determining the exact status of title to the property, the possible deterioration of the property during the foreclosure proceedings and a requirement that the purchaser pay for the property in cash or by cashier's check. Thus the foreclosing lender often purchases the property from the trustee or referee for an amount equal to the principal amount outstanding under the loan, accrued and unpaid interest and the expenses of foreclosure in which event the mortgagor's debt will be extinguished or the lender may purchase for a lesser amount in order to preserve its right against a borrower to seek a deficiency judgment in states where such judgment is available. Thereafter, subject to the right of the borrower in some states to remain in possession during the redemption period, the lender will assume the burden of ownership, including obtaining hazard insurance and making such repairs at its own expense as are necessary to render the property suitable for sale. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. Any loss may be reduced by the receipt of any mortgage guaranty insurance proceeds.

         Courts have imposed general equitable principles upon foreclosure, which are generally designed to mitigate the legal consequences to the borrower of the borrower's defaults under the loan documents. Some courts have been faced with the issue of whether federal or state constitutional provisions reflecting due process concerns for fair notice require that borrowers under deeds of trust receive notice longer than that prescribed by statute. For the most part, these cases have upheld the notice provisions as being reasonable or have found that the sale by a trustee under a deed of trust does not involve sufficient state action to afford constitutional protection to the borrower.

         When the beneficiary under a junior mortgage or deed of trust cures the default and reinstates or redeems by paying the full amount of the senior mortgage or deed of trust, the amount paid by the beneficiary so to cure or redeem becomes a part of the indebtedness secured by the junior mortgage or deed of trust. See "--Junior Mortgages; Rights of Senior Mortgagees" below.

ENVIRONMENTAL RISKS

         Federal, state and local laws and regulations impose a wide range of requirements on activities that may affect the environment, health and safety. These include laws and regulations governing air pollutant emissions, hazardous and toxic substances, impacts to wetlands, leaks from underground storage tanks, and the management, removal and disposal of lead- and asbestos-containing materials. In certain circumstances, these laws and regulations impose obligations on the owners or operators of residential properties such as those subject to the Loans. The failure to comply with such laws and regulations may result in fines and penalties.

         Moreover, under various federal, state and local laws and regulations, an owner or operator of real estate may be liable for the costs of addressing hazardous substances on, in or beneath such property and related costs. Such liability may be imposed without regard to whether the owner or operator knew of, or was responsible for, the presence of such substances, and could exceed the value of the property and the aggregate assets of the owner or operator. In addition, persons who transport or dispose of hazardous substances, or arrange for the transportation, disposal or treatment of hazardous substances, at off-site locations may also be held liable if there are releases or threatened releases of hazardous substances at such off-site locations.

         In addition, under the laws of some states and under the federal Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), contamination of property may give rise to a lien on the property to assure the payment of the costs of clean-up. In several states, such a lien has priority over the lien of an existing mortgage against such property. Under CERCLA, such a lien is subordinate to pre-existing, perfected security interests.

         Under the laws of some states, and under CERCLA, there is a possibility that a lender may be held liable as an "owner" or "operator" for costs of addressing releases or threatened releases of hazardous substances at a property, regardless of whether or not the environmental damage or threat was caused by a current or prior owner or operator. CERCLA imposes liability for such costs on any and all "responsible parties," including owners or operators. However, CERCLA excludes from the definition of "owner or operator" a secured creditor who holds indicia of ownership primarily to protect its security interest but does not "participate in the management" of the property (the "secured creditor exclusion"). Thus, if a lender's activities begin to encroach on the actual management of a contaminated facility or property, the lender may incur liability as an "owner or operator" under CERCLA. Similarly, if a lender forecloses and takes title to a contaminated facility or property, the lender may incur CERCLA liability in various circumstances, including, but not limited to, when it holds the facility or property as an investment (including leasing the facility or property to a third party), or fails to market the property in a timely fashion.

         Whether actions taken by a lender would constitute such participation in the management of a property, so that the lender would lose the protection of the secured creditor exclusion, has been a matter of judicial interpretation of the statutory language, and court decisions have historically been inconsistent. In 1990, the United States Court of Appeals for the Eleventh Circuit suggested, in UNITED STATES V. FLEET FACTORS CORP., that the mere capacity of the lender to influence a borrower's decisions regarding disposal of hazardous substances was sufficient participation in the management of the borrower's business to deny the protection of the secured creditor exclusion to the lender, regardless of whether the lender actually exercised such influence. Other judicial decisions did not interpret the secured creditor exclusion as narrowly as did the Eleventh Circuit.

         This ambiguity appears to have been resolved by the enactment of the Asset Conservation, Lender Liabiltiy and Deposit Insurance Protection Act of 1996 (the "ASSET CONSERVATION ACT"), which took effect on September 30, 1996. The Asset Conservation Act provides that in order to be deemed to have participated in the management of a secured property, a lender must actually participate in the operational affairs of the property or of the borrower. The Asset Conservation Act also provides that participation in the management of the property does not include "merely having the capacity to influence, or unexercised right to control" operations. Rather, a lender will lose the
protection   of  the  secured   creditor   exclusion   only  if  it   exercises
decision-making control over the borrower's environmental compliance and hazardous substance handling and disposal practices, or assumes day-to-day management of all operational functions of the secured property.

         If a lender is or becomes liable, it can bring an action for contribution against any other "responsible parties," including a previous owner or operator, who crated the environmental hazard, but those persons or entities may be bankrupt or otherwise judgment proof. The costs associated with environmental cleanup may be substantial. It is conceivable that such costs arising from the circumstances set forth above would result in a loss to Certificateholders.

         CERCLA does not apply to petroleum products, and the secured creditor exclusion does not govern liability for cleanup costs under federal laws other than CERCLA, in particular Subtitle I of the federal Resource Conservation and Recovery Act ("RCRA"), which regulates underground petroleum storage tanks (except heating oil tanks). The EPA has adopted a lender liability rule for underground storage tanks under Subtitle I of RCRA. Under such rule, a holder of a security interest in an underground storage tank or real property containing an underground storage tank is not considered an operator of the underground storage tank as long as petroleum is not added to, stored in or dispensed from the tank. Moreover, under the Asset Conservation Act, the protections accorded to lenders under CERCLA are also accorded to holders of security interests in underground petroleum storage tanks. It should be noted, however, that liability for cleanup of petroleum contamination may be governed by state law, which may not provide for any specific protection for secured creditors.

         The Asset Conservation Act specifically addresses the potential liability of lenders who hold mortgages or similar conventional security interests in real property, such as the Trust Fund does in connection with the Home Equity Loans and the Home Improvement Contracts. The Asset Conservation Act, however, does not clearly address the potential liability of lenders who retain legal title to a property and enter into an agreement with the purchaser for the payment of the purchase price and interest over the term of the contract, such as the Trust Fund does in connection with the Installment Contracts.

         If a lender (including a lender under an Installment Contract) is or becomes liable under CERCLA, it may be authorized to bring a statutory action for contribution against any other "responsible parties", including a previous owner or operator. However, such persons or entities may be bankrupt or otherwise judgment proof, and the costs associated with environmental cleanup and related actions may be substantial. Moreover, some state laws imposing liability for addressing hazardous substances do not contain exemptions from liability for lenders. Whether the costs of addressing a release or threatened release at a property pledged as collateral for one of the Loans (or at a property subject to an Installment Contract), would be imposed on the Trust Fund, and thus occasion a loss to the Securityholders, therefore depends on the specific factual and legal circumstances at issue.

RIGHTS OF REDEMPTION

         In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. In some states, redemption may occur only upon payment of the entire principal balance of the loan, accrued interest and expenses of foreclosure. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption would defeat the title of any purchaser from the lender subsequent to foreclosure or sale under a deed of trust. Consequently, the practical effect of the redemption right is to force the lender to retain the property and pay the expenses of ownership until the redemption period has run. In some states, there is no right to redeem property after a trustee's sale under a deed of trust.

ANTI-DEFICIENCY LEGISLATION AND OTHER LIMITATIONS ON LENDERS

         Certain states have adopted statutory prohibitions restricting the right of the beneficiary or mortgagee to obtain a deficiency judgment against borrowers financing the purchase of their residence or following sale under a deed of trust or certain other foreclosure proceedings. A deficiency judgment is a personal judgment against the borrower equal in most cases to the difference between the amount due to the lender and the fair market value of the real property sold at the foreclosure sale. Other statutes require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting such security; however, in some of these states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. Consequently, the practical effect of the election requirement, when applicable, is that lenders will usually proceed first against the security rather than bringing a personal action against the borrower. Finally, other statutory provisions limit any deficiency judgment against the former borrower following a foreclosure sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a beneficiary or a mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the foreclosure sale.

         In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the Relief Act (as defined below) and state laws affording relief to debtors, may interfere with or affect the ability of the secured mortgage lender to realize upon its security. For example, in a proceeding under the federal Bankruptcy Code, a lender may not foreclose on the Property without the permission of the bankruptcy court. The rehabilitation plan proposed by the debtor may provide, if the Property is not the debtor's principal residence and the court determines that the value of the Property is less than the principal balance of the mortgage loan, for the reduction of the secured indebtedness to the value of the Property as of the date of the commencement of the bankruptcy, rendering the lender a general unsecured creditor for the difference, and also may reduce the monthly payments due under such mortgage loan, change the rate of interest and alter the mortgage loan repayment schedule. The effect of any such proceedings under the federal Bankruptcy Code, including but not limited to any automatic stay, could result in delays in receiving payments on the Loans underlying a Series of Securities and possible reductions in the aggregate amount of such payments.

         The federal tax laws provide priority to certain tax liens over the lien of a mortgage or secured party. Numerous federal and state consumer protection laws impose substantive requirements upon mortgage lenders in connection with the origination, servicing and enforcement of loans secured by Single Family Properties. These laws include the federal Truth-in-Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair
Credit Billing Act, Fair Credit Reporting Act and related statutes and regulations. These federal and state laws impose specific statutory liabilities upon lenders who fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the loans or contracts.

DUE-ON-SALE CLAUSES

         Unless otherwise specified in the related Prospectus Supplement, each conventional Loan will contain a due-on-sale clause which will provide that if the mortgagor or obligor sells, transfers or conveys the Property, the loan or contract may be accelerated by the mortgagee or secured party. The Garn-St. Germain Depository Institutions Act of 1982 (the "GARN-ST. GERMAIN ACT"), subject to certain exceptions, preempts state constitutional, statutory and case law prohibiting the enforcement of due-on-sale clauses. As a result, due-on-sale clauses have become generally enforceable except in those states whose legislatures exercised their authority to regulate the enforceability of such clauses with respect to mortgage loans that were (i) originated or assumed during the "window period" under the Garn-St. Germain Act which ended in all cases not later than October 15, 1982, and (ii) originated by lenders other than national banks, federal savings institutions and federal credit unions. FHLMC has taken the position in its published mortgage servicing standards that, out of a total of eleven "window period states," five states (Arizona, Michigan, Minnesota, New Mexico and Utah) have enacted statutes extending, on various terms and for varying periods, the prohibition on enforcement of due-on-sale clauses with respect to certain categories of window period loans. Also, the Garn-St. Germain Act does "encourage" lenders to permit assumption of loans at the original rate of interest or at some other rate less than the average of the original rate and the market rate.

         As to loans secured by an owner-occupied residence, the Garn-St. Germain Act sets forth nine specific instances in which a mortgagee covered by the Act may not exercise its rights under a due-on-sale clause, notwithstanding the fact that a transfer of the property may have occurred. The inability to enforce a due-on-sale clause may result in transfer of the related Property to an uncreditworthy person, which could increase the likelihood of default or may result in a mortgage bearing an interest rate below the current market rate being assumed by a new home buyer, which may affect the average life of the Loans and the number of Loans which may extend to maturity.

         In addition, under federal bankruptcy law, due-on-sale clauses may not be enforceable in bankruptcy proceedings and may, under certain circumstances, be eliminated in any modified mortgage resulting from such bankruptcy proceeding.

ENFORCEABILITY OF PREPAYMENT AND LATE PAYMENT FEES

         Forms of notes, mortgages and deeds of trust used by lenders may contain provisions obligating the borrower to pay a late charge if payments are not timely made, and in some circumstances may provide for prepayment fees or penalties if the obligation is paid prior to maturity. In certain states, there are or may be specific limitations upon the late charges which a lender may collect from a borrower for delinquent payments. Certain states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. Late charges and prepayment fees are typically retained by servicers as additional servicing compensation.

EQUITABLE LIMITATIONS ON REMEDIES

         In connection with lenders' attempts to realize upon their security, courts have invoked general equitable principles. The equitable principles are generally designed to relieve the borrower from the legal effect of his defaults under the loan documents. Examples of judicial remedies that have been fashioned include judicial requirements that the lender undertake affirmative and expensive actions to determine the causes of the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's judgment and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from temporary financial disability. In other cases, courts have limited the right of a lender to realize upon his security if the default under the security agreement is not monetary, such as the borrower's failure to adequately maintain the property or the borrower's execution of secondary financing affecting the property. Finally, some courts have been faced with the issue of whether or not federal or state constitutional provisions reflecting due process concerns for adequate notice require that borrowers under security agreements receive notices in addition to the statutorily-prescribed minimums. For the most part, these cases have upheld the notice provisions as being reasonable or have found that, in some cases involving the sale by a trustee under a deed of trust or by a mortgagee under a mortgage having a power of sale, there is insufficient state action to afford constitutional protections to the borrower.

APPLICABILITY OF USURY LAWS

         Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, enacted in March 1980 ("TITLE V") provides that state usury limitations shall not apply to certain types of residential first mortgage loans originated by certain lenders after March 31, 1980. The Office of Thrift Supervision, as successor to the Federal Home Loan Bank Board, is authorized to issue rules and regulations and to publish interpretations governing implementation of Title V. The statute authorized the states to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision which expressly rejects an application of the federal law. Fifteen states adopted such a law prior to the April 1, 1993 deadline. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits and/or to limit discount points or other charges.

THE HOME IMPROVEMENT CONTRACTS

         GENERAL. The Home Improvement Contracts, other than those Home Improvement Contracts that are unsecured or secured by mortgages on real estate (such Home Improvement Contracts are hereinafter referred to in this section as "contracts") generally are "chattel paper" or constitute "purchase money security interests" each as defined in the Uniform Commercial Code (the "UCC"). Pursuant to the UCC, the sale of chattel paper is treated in a manner similar to perfection of a security interest in chattel paper. Under the related Agreement, the Depositor will transfer physical possession of the contracts to the Trustee or a designated custodian or may retain possession of the contracts as custodian for the Trustee. In addition, the Depositor will make an appropriate filing of a UCC-1 financing statement in the appropriate states to give notice of the Trustee's ownership of the contracts. Unless otherwise specified in the related Prospectus Supplement, the contracts will not be stamped or otherwise marked to reflect their assignment from the Depositor to the Trustee. Therefore, if through negligence, fraud or otherwise, a subsequent purchaser were able to take physical possession of the contracts without notice of such assignment, the Trustee's interest in the contracts could be defeated.

         SECURITY INTERESTS IN HOME IMPROVEMENTS. The contracts that are secured by the Home Improvements financed thereby grant to the originator of such contracts a purchase money security interest in such Home Improvements to secure all or part of the purchase price of such Home Improvements and related services. A financing statement generally is not required to be filed to perfect a purchase money security interest in consumer goods. Such purchase money security interests are assignable. In general, a purchase money security interest grants to the holder a security interest that has priority over a conflicting security interest in the same collateral and the proceeds of such collateral. However, to the extent that the collateral subject to a purchase money security interest becomes a fixture, in order for the related purchase money security interest to take priority over a conflicting interest in the fixture, the holder's interest in such Home Improvement must generally be perfected by a timely fixture filing. In general, a security interest does not exist under the UCC in ordinary building material incorporated into an improvement on land. Home Improvement Contracts that finance lumber, bricks, other types of ordinary building material or other goods that are deemed to lose such characterization upon incorporation of such materials into the related property, will not be secured by a purchase money security interest in the Home Improvement being financed.

         ENFORCEMENT OF SECURITY INTEREST IN HOME IMPROVEMENTS. So long as the Home Improvement has not become subject to the real estate law, a creditor can repossess a Home Improvement securing a contract by voluntary surrender, by "self-help" repossession that is "peaceful" (i.e., without breach of the peace) or, in the absence of voluntary surrender and the ability to repossess without breach of the peace, by judicial process. The holder of a contract must give the debtor a number of days' notice, which varies from 10 to 30 days depending on the state, prior to commencement of any repossession. The UCC and consumer protection laws in most states place restrictions on repossession sales, including requiring prior notice to the debtor and commercial reasonableness in effecting such a sale. The law in most states also requires that the debtor be given notice of any sale prior to resale of the unit that the debtor may redeem at or before such resale.

         Under the laws applicable in most states, a creditor is entitled to obtain a deficiency judgment from a debtor for any deficiency on repossession and resale of the property securing the debtor's loan. However, some states impose prohibitions or limitations on deficiency judgments, and in many cases the defaulting borrower would have no assets with which to pay a judgment.

         Certain other statutory provisions, including federal and state bankruptcy and insolvency laws and general equitable principles, may limit or delay the ability of a lender to repossess and resell collateral or enforce a deficiency judgment.

         CONSUMER PROTECTION LAWS. The so-called "Holder-in-Due Course" rule of the Federal Trade Commission is intended to defeat the ability of the transferor of a consumer credit contract which is the seller of goods which gave rise to the transaction (and certain related lenders and assignees) to transfer such contract free of notice of claims by the debtor thereunder. The effect of this rule is to subject the assignee of such a contract to all claims and defenses which the debtor could assert against the seller of goods. Liability under this rule is limited to amounts paid under a contract; however, the obligor also may be able to assert the rule to set off remaining amounts due as a defense against a claim brought by the Trustee against such obligor. Numerous other federal and state consumer protection laws impose requirements applicable to the origination and lending pursuant to the contracts, including the Truth in Lending Act, the Federal Trade Commission Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Equal Credit Opportunity Act, the Fair Debt Collection Practices Act and the Uniform Consumer Credit Code. In the case of some of these laws, the failure to comply with their provisions may affect the enforceability of the related contract.

         APPLICABILITY OF USURY LAWS. Title V provides that, subject to the following conditions, state usury limitations shall not apply to any contract which is secured by a first lien on certain kinds of consumer goods. The contracts would be covered if they satisfy certain conditions, among other things, governing the terms of any prepayments, late charges and deferral fees and requiring a 30-day notice period prior to instituting any action leading to repossession of the related unit.

         Title V authorized any state to reimpose limitations on interest rates and finance charges by adopting before April 1, 1983 a law or constitutional provision which expressly rejects application of the federal law. Fifteen states adopted such a law prior to the April 1, 1983 deadline. In addition, even where Title V was not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on loans covered by Title V.

INSTALLMENT CONTRACTS

         The Loans may also consist of installment contracts. Under an installment contract ("INSTALLMENT CONTRACT") the seller (hereinafter referred to in this section as the "lender") retains legal title to the property and enters into an agreement with the purchaser hereinafter referred to in this section as the "borrower") for the payment of the purchase price, plus interest, over the term of such contract. Only after full performance by the borrower of the contract is the lender obligated to convey title to the property to the purchaser. As with mortgage or deed of trust financing, during the effective period of the Installment Contract, the borrower is generally responsible for maintaining the property in good condition and for paying real estate taxes, assessments and hazard insurance premiums associated with the property.

         The method of enforcing the rights of the lender under an Installment Contract varies on a state-by-state basis depending upon the extent to which state courts are willing, or able pursuant to state statute, to enforce the contract strictly according to the terms. The terms of Installment Contracts generally provide that upon a default by the borrower, the borrower loses his or her right to occupy the property, the entire indebtedness is accelerated, and the buyer's equitable interest in the property is forfeited. The lender in such a situation does not have to foreclose in order to obtain title to the property, although in some cases a quiet title action is in order if the borrower has filed the Installment Contract in local land records and an ejectment action may be necessary to recover possession. In a few states, particularly in cases of borrower default during the early years of an Installment Contract, the courts will permit ejectment of the buyer and a forfeiture of his or her interest in the property. However, most state legislatures have enacted provisions by analogy to mortgage law protecting borrowers under Installment Contracts from the harsh consequences of forfeiture. Under such statutes, a judicial or nonjudicial foreclosure may be required, the lender may be required to give notice of default and the borrower may be granted some grace period during which the Installment Contract may be reinstated upon full payment of the default amount and the borrower may have a post-foreclosure statutory redemption right. In other states, courts in equity may permit a borrower with significant investment in the property under an Installment Contract for the sale of real estate to share in the proceeds of sale of the property after the indebtedness is repaid or may otherwise refuse to enforce the forfeiture clause. Nevertheless, generally speaking, the lender's procedures for obtaining possession and clear title under an Installment Contract in a given state are simpler and less time-consuming and costly than are the procedures for foreclosing and obtaining clear title to a property subject to one or more liens.

SOLDIERS' AND SAILORS' CIVIL RELIEF ACT

         Generally, under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "RELIEF ACT"), a borrower who enters military service after the origination of such borrower's Loan (including a borrower who is a member of the National Guard or is in reserve status at the time of the origination of the Loan and is later called to active duty) may not be charged interest above an annual rate of 6% during the period of such borrower's active duty status, unless a court orders otherwise upon application of the lender. It is possible that such interest rate limitation could have an effect, for an indeterminate period of time, on the ability of the Master Servicer to collect full amounts of interest on certain of the Loans. Any shortfall in interest collections resulting from the application of the Relief Act could result in losses to the Securityholders. The Relief Act also imposes limitations which would impair the ability of the Master Servicer to foreclose on an affected Loan during the borrower's period of active duty status. Moreover, the Relief Act permits the extension of a Loan's maturity and the re-adjustment of its payment schedule beyond the completion of military service. Thus, in the event that such a Loan goes into default, there may be delays and losses occasioned by the inability to realize upon the Property in a timely fashion.

JUNIOR MORTGAGES; RIGHTS OF SENIOR MORTGAGEES

         To the extent that the Loans comprising the Trust Fund for a Series are secured by mortgages which are junior to other mortgages held by other lenders or institutional investors, the rights of the Trust Fund (and therefore the Securityholders), as mortgagee under any such junior mortgage, are subordinate to those of any mortgagee under any senior mortgage. The senior mortgagee has the right to receive hazard insurance and condemnation proceeds and to cause the property securing the Loan to be sold upon default of the mortgagor, thereby extinguishing the junior mortgagee's lien unless the junior mortgagee asserts its subordinate interest in the property in foreclosure litigation and, possibly, satisfies the defaulted senior mortgage. A junior mortgagee may satisfy a defaulted senior loan in full and, in some states, may cure such default and bring the senior loan current, in either event adding the amounts expended to the balance due on the junior loan. In most states, absent a provision in the mortgage or deed of trust, no notice of default is required to be given to a junior mortgagee.

         The standard form of the mortgage used by most institutional lenders confers on the mortgagee the right both to receive all proceeds collected under any hazard insurance policy and all awards made in connection with condemnation proceedings, and to apply such proceeds and awards to any indebtedness secured by the mortgage, in such order as the mortgagee may determine. Thus, in the event improvements on the property are damaged or destroyed by fire or other casualty, or in the event the property is taken by condemnation, the mortgagee or beneficiary under underlying senior mortgages will have the prior right to collect any insurance proceeds payable under a hazard insurance policy and any award of damages in connection with the condemnation and to apply the same to the indebtedness secured by the senior mortgages. Proceeds in excess of the amount of senior mortgage indebtedness, in most cases, may be applied to the indebtedness of a junior mortgage.

         Another provision sometimes found in the form of the mortgage or deed of trust used by institutional lenders obligates the mortgagor to pay before delinquency all taxes and assessments on the property and, when due, all encumbrances, charges and liens on the property which appear prior to the mortgage or deed of trust, to provide and maintain fire insurance on the property, to maintain and repair the property and not to commit or permit any waste thereof, and to appear in and defend any action or proceeding purporting to affect the property or the rights of the mortgagee under the mortgage. Upon a failure of the mortgagor to perform any of these obligations, the mortgagee is given the right under certain mortgages to perform the obligation itself, at its election, with the mortgagor agreeing to reimburse the mortgagee for any sums expended by the mortgagee on behalf of the mortgagor. All sums so expended by the mortgagee become part of the indebtedness secured by the mortgage.

         The form of credit line trust deed or mortgage generally used by most institutional lenders which make Revolving Credit Line Loans typically contains a "future advance" clause, which provides, in essence, that additional amounts advanced to or on behalf of the borrower by the beneficiary or lender are to be secured by the deed of trust or mortgage. Any amounts so advanced after the Cut-off Date with respect to any mortgage will not be included in the Trust Fund. The priority of the lien securing any advance made under the clause may depend in most states on whether the deed of trust or mortgage is called and recorded as a credit line deed of trust or mortgage. If the beneficiary or lender advances additional amounts, the advance is entitled to receive the same priority as amounts initially advanced under the trust deed or mortgage, notwithstanding the fact that there may be junior trust deeds or mortgages and other liens which intervene between the date of recording of the trust deed or mortgage and the date of the future advance, and notwithstanding that the beneficiary or lender had actual knowledge of such intervening junior trust deeds or mortgages and other liens at the time of the advance. In most states, the trust deed or mortgage lien securing mortgage loans of the type which includes home equity credit lines applies retroactively to the date of the original recording of the trust deed or mortgage, provided that the total amount of advances under the home equity credit line does not exceed the maximum specified principal amount of the recorded trust deed or mortgage, except as to advances made after receipt by the lender of a written notice of lien from a judgment lien creditor of the trustor.

THE TITLE I PROGRAM

         GENERAL. Certain of the Loans contained in a Trust Fund may be loans insured under the FHA Title I Credit Insurance program created pursuant to Sections 1 and 2(a) of the National Housing Act of 1934 (the "TITLE I PROGRAM"). Under the Title I Program, the FHA is authorized and empowered to insure qualified lending institutions against losses on eligible loans. The Title I Program operates as a coinsurance program in which the FHA insures up to 90% of certain losses incurred on an individual insured loan, including the unpaid principal balance of the loan, but only to the extent of the insurance coverage available in the lender's FHA insurance coverage reserve account. The owner of the loan bears the uninsured loss on each loan.

         The types of loans which are eligible for insurance by the FHA under the Title I Program include property improvement loans ("PROPERTY IMPROVEMENT LOANS" or "TITLE I LOANS"). A Property Improvement Loan or Title I Loan means a loan made to finance actions or items that substantially protect or improve the basic livability or utility of a property and includes single family improvement loans.

         There are two basic methods of lending or originating such loans which include a "direct loan" or a "dealer loan". With respect to a direct loan, the borrower makes application directly to a lender without any assistance from a dealer, which application may be filled out by the borrower or by a person acting at the direction of the borrower who does not have a financial interest in the loan transaction, and the lender may disburse the loan proceeds solely to the borrower or jointly to the borrower and other parties to the transaction. With respect to a dealer loan, the dealer, who has a direct or indirect financial interest in the loan transaction, assists the borrower in preparing the loan application or otherwise assists the borrower in obtaining the loan from the lender. The lender may disburse proceeds solely to the dealer or the borrower or jointly to the borrower and the dealer or other parties to the transaction. With respect to a dealer Title I Loan, a dealer may include a seller, a contractor or supplier of goods or services.

         Loans insured under the Title I Program are required to have fixed interest rates and generally provide for equal installment payments due weekly, biweekly, semi-monthly or monthly, except that a loan may be payable quarterly or semi-annually where a borrower has an irregular flow of income. The first or last payments (or both) may vary in amount but may not exceed 150% of the regular installment payment, and the first payment may be due no later than two months from the date of the loan. The note must contain a provision permitting full or partial prepayment of the loan. The interest rate must be negotiated and agreed to by the borrower and the lender and must be fixed for the term of the loan and recited in the note.

Interest on an insured loan must accrue from the date of the loan and be calculated according to the actuarial method. The lender must assure that the note and all other documents evidencing the loan are in compliance with applicable federal, state and local laws.

         Each insured lender is required to use prudent lending standards in underwriting individual loans and to satisfy the applicable loan underwriting requirements under the Title I Program prior to its approval of the loan and disbursement of loan proceeds. Generally, the lender must exercise prudence and diligence to determine whether the borrower and any co-maker is solvent and an acceptable credit risk, with a reasonable ability to make payments on the loan obligation. The lender's credit application and review must determine whether the borrower's income will be adequate to meet the periodic payments required by the loan, as well as the borrower's other housing and recurring expenses, which determination must be made in accordance with the expense-to-income ratios published by the Secretary of HUD unless the lender determines and documents in the loan file the existence of compensating factors concerning the borrower's creditworthiness which support approval of the loan.

         Under the Title I Program, the FHA does not review or approve for qualification for insurance the individual loans insured thereunder at the time of approval by the lending institution (as is typically the case with other federal loan programs). If, after a loan has been made and reported for insurance under the Title I Program, the lender discovers any material misstatement of fact or that the loan proceeds have been misused by the borrower, dealer or any other party, it shall promptly report this to the FHA. In such case, provided that the validity of any lien on the property has not been impaired, the insurance of the loan under the Title I Program will not be affected unless such material misstatements of fact or misuse of loan proceeds was caused by (or was knowingly sanctioned by) the lender or its employees.

         REQUIREMENTS FOR TITLE I LOANS. The maximum principal amount for Title I Loans must not exceed the actual cost of the project plus any applicable fees and charges allowed under the Title I Program; provided that such maximum amount does not exceed $25,000 (or the current applicable amount) for a single family property improvement loan. Generally, the term of a Title I Loan may not be less than six months nor greater than 20 years and 32 days. A borrower may obtain multiple Title I Loans with respect to multiple properties, and a borrower may obtain more than one Title I Loan with respect to a single property, in each case as long as the total outstanding balance of all Title I Loans in the same property does not exceed the maximum loan amount for the type of Title I Loan thereon having the highest permissible loan amount.

         Borrower eligibility for a Title I Loan requires that the borrower have at least a one-half interest in either fee simple title to the real property, a lease thereof for a term expiring at least six months after the final maturity of the Title I Loan or a recorded land installment contract for the purchase of the real property. In the case of a Title I Loan with a total principal balance in excess of $15,000, if the property is not occupied by the owner, the borrower must have equity in the property being improved at least equal to the principal amount of the loan, as demonstrated by a current appraisal. Any Title I Loan in excess of $7,500 must be secured by a recorded lien on the improved property which is evidenced by a mortgage or deed of trust executed by the borrower and all other owners in fee simple.

         The proceeds from a Title I Loan may be used only to finance property improvements which substantially protect or improve the basic livability or utility of the property as disclosed in the loan application. The Secretary of HUD has published a list of items and activities which cannot be financed with proceeds from any Title I Loan and from time to time the Secretary of HUD may amend such list of items and activities. With respect to any dealer Title I Loan, before the lender may disburse funds, the lender must have in its possession a completion certificate on a HUD approved form, signed by the borrower and the dealer. With respect to any direct Title I Loan, the lender is required to obtain, promptly upon completion of the improvements but not later than 6 months after disbursement of the loan proceeds with one 6 month extension if necessary, a completion certificate, signed by the borrower. The lender is required to conduct an on-site inspection on any Title I Loan where the principal obligation is $7,500 or more, and on any direct Title I Loan where the borrower fails to submit a completion certificate.

         FHA INSURANCE COVERAGE. Under the Title I Program, the FHA establishes an insurance coverage reserve account for each lender which has been granted a Title I contract of insurance. The amount of insurance coverage in this account is a maximum of 10% of the amount disbursed, advanced or expended by the lender in originating or purchasing eligible loans registered with the FHA for Title I insurance, with certain adjustments. The balance in the insurance coverage reserve account is the maximum amount of insurance claims the FHA is required to pay to the Title I lender. Loans to be insured under the Title I Program will be registered for insurance by the FHA and the insurance coverage attributable to such loans will be included in the insurance coverage reserve account for the originating or purchasing lender following the receipt and acknowledgment by the FHA of a loan report on the prescribed form pursuant to the Title I regulations. For each eligible loan reported and acknowledged for insurance, the FHA charges a fee (the "PREMIUM"). For loans having a maturity of 25 months or less, the FHA bills the lender for the entire Premium in an amount equal to the product of 0.50% of the original loan amount and the loan term. For home improvement loans with a maturity greater than 25 months, each year that a loan is outstanding the FHA bills the lender for a Premium in an amount equal to 0.50% of the original loan amount. If a loan is prepaid during the year, the FHA will not refund or abate the Premium paid for such year.

         Under the Title I Program the FHA will reduce the insurance coverage available in the lender's FHA insurance coverage reserve account with respect to loans insured under the lender's contract of insurance by (i) the amount of the FHA insurance claims approved for payment relating to such insured loans and (ii) the amount of insurance coverage attributable to insured loans sold by the lender, and such insurance coverage may be reduced for any FHA insurance claims rejected by the FHA. The balance of the lender's FHA insurance coverage reserve account will be further adjusted as required under Title I or by the FHA, and the insurance coverage therein may be earmarked with respect to each or any eligible loans insured thereunder, if a determination is made by the Secretary of HUD that it is in its interest to do so. Originations and acquisitions of new eligible loans will continue to increase a lender's insurance coverage reserve account balance by 10% of the amount disbursed, advanced or expended in originating or acquiring such eligible loans registered with the FHA for insurance under the Title I Program. The Secretary of HUD may transfer insurance coverage between insurance coverage reserve accounts with earmarking with respect to a particular insured loan or group of insured loans when a determination is made that it is in the Secretary's interest to do so.

         The lender may transfer (except as collateral in a bona fide transaction) insured loans and loans reported for insurance only to another qualified lender under a valid Title I contract of insurance. Unless an insured loan is transferred with recourse or with a guaranty or repurchase agreement, the FHA, upon receipt of written notification of the transfer of such loan in accordance with the Title I regulations, will transfer from the transferor's insurance coverage reserve account to the transferee's insurance coverage reserve account an amount, if available, equal to 10% of the actual purchase price or the net unpaid principal balance of such loan (whichever is less). However, under the Title I Program not more than $5,000 in insurance coverage shall be transferred to or from a lender's insurance coverage reserve account during any October 1 to September 30 period without the prior approval of the Secretary of HUD. Amounts which may be recovered by the Secretary of HUD after payment of an insurance claim are not added to the amount of insurance coverage in the related lender's insurance coverage reserve account.

         CLAIMS PROCEDURES UNDER TITLE I. Under the Title I Program the lender may accelerate an insured loan following a default on such loan only after the lender or its agent has contacted the borrower in a face-to-face meeting or by telephone to discuss the reasons for the default and to seek its cure. If the borrower does not cure the default or agree to a modification agreement or repayment plan, the lender will notify the borrower in writing that, unless within 30 days the default is cured or the borrower enters into a modification agreement or repayment plan, the loan will be accelerated and that, if the default persists, the lender will report the default to an appropriate credit agency. The lender may rescind the acceleration of maturity after full payment is due and reinstate the loan only if the borrower brings the loan current, executes a modification agreement or agrees to an acceptable repayment plan.

         Following acceleration of maturity upon a secured Title I Loan, the lender may either (a) proceed against the property under any security instrument, or (b) make a claim under the lender's contract of insurance. If the lender chooses to proceed against the property under a security instrument (or if it accepts a voluntary conveyance or surrender of the property), the lender may file an insurance claim only with the prior approval of the Secretary of HUD.

         When a lender files an insurance claim with the FHA under the Title I Program, the FHA reviews the claim, the complete loan file and documentation of the lender's efforts to obtain recourse against any dealer who has agreed thereto, certification of compliance with applicable state and local laws in carrying out any foreclosure or repossession, and evidence that the lender has properly filed proofs of claims, where the borrower is bankrupt or deceased. Generally, a claim for reimbursement for loss on any Title I Loan must be filed with the FHA no later than 9 months after the date of default of such loan. Concurrently with filing the insurance claim, the lender shall assign to the United States of America the lender's entire interest in the loan note (or a judgment in lien of the note), in any security held and in any claim filed in any legal proceedings. If, at the time the note is assigned to the United
States, the Secretary has reason to believe that the note is not valid or enforceable against the borrower, the FHA may deny the claim and reassign the note to the lender. If either such defect is discovered after the FHA has paid a claim, the FHA may require the lender to repurchase the paid claim and to accept a reassignment of the loan note. If the lender subsequently obtains a valid and enforceable judgment against the borrower, the lender may resubmit a new insurance claim with an assignment of the judgment. Although the FHA may contest any insurance claim and make a demand for repurchase of the loan at any time up to two years from the date the claim was certified for payment and may do so thereafter in the event of fraud or misrepresentation on the part of the lender, the FHA has expressed an intention to limit the period of time within which it will take such action to one year from the date the claim was certified for payment.

         Under the Title I Program the amount of an FHA insurance claim payment, when made, is equal to the Claimable Amount, up to the amount of insurance coverage in the lender's insurance coverage reserve account. For the purposes hereof, the "Claimable Amount" means an amount equal to 90% of the sum of: (a) the unpaid loan obligation (net unpaid principal and the uncollected interest earned to the date of default) with adjustments thereto if the lender has proceeded against property securing such loan; (b) the interest on the unpaid amount of the loan obligation from the date of default to the date of the claim's initial submission for payment plus 15 calendar days (but not to exceed 9 months from the date of default), calculated at the rate of 7% per annum; (c) the uncollected court costs; (d) the attorney's fees not to exceed $500; and (e) the expenses for recording the assignment of the security to the United States.

         The Secretary of HUD may deny a claim for insurance in whole or in part for any violations of the regulations governing the Title I Program; however, the Secretary of HUD may waive such violations if it determines that enforcement of the regulations would impose an injustice upon a lender which has substantially complied with the regulations in good faith.

OTHER LEGAL CONSIDERATIONS

         The Loans are also subject to federal laws, including: (i) Regulation Z, which requires certain disclosures to the borrowers regarding the terms of the Loans; (ii) the Equal Opportunity Act and Regulation B promulgated thereunder, which prohibit discrimination on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act, in the extension of credit; and (iii) the Fair Credit Reporting Act, which regulates the use and reporting of information related to the borrower's credit experience. Violations of certain provisions of these federal laws may limit the ability of the Sellers to collect all or part of the principal of or interest on the Loans and in addition could subject the Sellers to damages and administrative enforcement.

               CERTAIN MATERIAL FEDERAL INCOME TAX CONSIDERATIONS

GENERAL

         The following is a summary of certain anticipated material federal income tax consequences of the purchase, ownership, and disposition of the Securities and is based on the opinion of Brown & Wood llp, special counsel to the Depositor (in such capacity, "TAX COUNSEL"). The summary is based upon the provisions of the Code, the regulations promulgated thereunder, including, where applicable, proposed regulations, and the judicial and administrative rulings and decisions now in effect, all of which are subject to change or possible differing interpretations. The statutory provisions, regulations, and interpretations on which this interpretation is based are subject to change, and such a change could apply retroactively.

         The summary does not purport to deal with all aspects of federal income taxation that may affect particular investors in light of their individual circumstances. This summary focuses primarily upon investors who will hold Securities as "capital assets" (generally, property held for investment) within the meaning of section 1221 of the Code. Prospective investors may wish to consult their own tax advisers concerning the federal, state, local and any other tax consequences as relates specifically to such investors in connection with the purchase, ownership and disposition of the Securities.

         The federal income tax consequences to holders will vary depending on whether (i) the Securities of a Series are classified as indebtedness; (ii) an election is made to treat the Trust Fund relating to a particular Series of Securities as a REMIC under the Internal Revenue Code of 1986, as amended (the "CODE"); (iii) the Securities represent an ownership interest in some or all of the assets included in the Trust Fund for a Series; or (iv) an election is made to treat the Trust Fund relating to a particular Series of Certificates as a partnership. The Prospectus Supplement for each Series of Securities will specify how the Securities will be treated for federal income tax purposes and will discuss whether a REMIC election, if any, will be made with respect to such Series.

         As used herein, the term "U.S. PERSON" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), an estate whose income is subject to U.S. federal income tax regardless of its source of income, or a trust if a court within the United States is able to exercise primary supervision of the authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in regulations, certain trusts in existence on August 20, 1996 and treated as United States Persons prior to such date that elect to continue to be treated as United States persons shall be considered U.S. Persons as well.

TAXATION OF DEBT SECURITIES

         STATUS AS REAL PROPERTY LOANS. Except to the extent otherwise provided in the related Prospectus Supplement, if the Securities are regular interests in a REMIC ("REGULAR INTEREST SECURITIES") or represent interests in a grantor trust, Tax Counsel is of the opinion that: (i) Securities held by a domestic building and loan association will constitute "loans... secured by an interest in real property" within the meaning of section 7701(a)(19)(C)(v) of the Code; and (ii) Securities held by a real estate investment trust will constitute "real estate assets" within the meaning of section 856(c)(4)(A) of the Code and interest on Securities will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of section 856(c)(3)(B) of the Code.

         INTEREST AND ACQUISITION DISCOUNT. In the opinion of Tax Counsel, Regular Interest Securities are generally taxable to holders in the same manner as evidences of indebtedness issued by the REMIC. Stated interest on the Regular Interest Securities will be taxable as ordinary income and taken into account using the accrual method of accounting, regardless of the holder's normal accounting method. Interest (other than original issue discount) on Securities (other than Regular Interest Securities) that are characterized as indebtedness for federal income tax purposes will be includible in income by holders thereof in accordance with their usual methods of accounting. Securities characterized as debt for federal income tax purposes and Regular Interest Securities will be referred to hereinafter collectively as "DEBT SECURITIES."

         Tax Counsel is of the opinion that Debt Securities that are Compound Interest Securities will, and certain of the other Debt Securities issued at a discount may, be issued with "original issue discount" ("OID"). The following discussion is based in part on the rules governing OID which are set forth in sections 1271 through 1275 of the Code and the Treasury regulations issued thereunder on February 2, 1994, as amended on June 11, 1996 (the "OID REGULATIONS").

A holder should be aware, however, that the OID Regulations do not adequately address certain issues relevant to prepayable securities, such as the Debt Securities.

         In general, OID, if any, will equal the difference between the stated redemption price at maturity of a Debt Security and its issue price. In the opinion of Tax Counsel, a holder of a Debt Security must include such OID in gross income as ordinary interest income as it accrues under a method taking into account an economic accrual of the discount. In general, OID must be included in income in advance of the receipt of the cash representing that income. The amount of OID on a Debt Security will be considered to be zero if it is less than a de minimis amount determined under the Code.

         The issue price of a Debt Security is the first price at which a substantial amount of Debt Securities of that class are sold to the public (excluding bond houses, brokers, underwriters or wholesalers). If less than a substantial amount of a particular class of Debt Securities is sold for cash on or prior to the Closing Date, the issue price for such class will be treated as the fair market value of such class on the Closing Date. The issue price of a Debt Security also includes the amount paid by an initial Debt Security holder for accrued interest that relates to a period prior to the issue date of the Debt Security. The stated redemption price at maturity of a Debt Security includes the original principal amount of the Debt Security, but generally will not include distributions of interest if such distributions constitute "qualified stated interest."

         Under the OID Regulations, qualified stated interest generally means interest payable at a single fixed rate or qualified variable rate (as described below) provided that such interest payments are unconditionally payable at intervals of one year or less during the entire term of the Debt Security. The OID Regulations state that interest payments are unconditionally payable only if a late payment or nonpayment is expected to be penalized or reasonable remedies exist to compel payment. Certain Debt Securities may provide for default remedies in the event of late payment or nonpayment of interest. In the opinion of Tax Counsel, the interest on such Debt Securities will be unconditionally payable and constitute qualified stated interest, not OID. However, absent clarification of the OID Regulations, where Debt Securities do not provide for default remedies, the interest payments will be included in the Debt Security's stated redemption price at maturity and taxed as OID. Interest is payable at a single fixed rate only if the rate appropriately takes into account the length of the interval between payments. Distributions of interest on Debt Securities with respect to which deferred interest will accrue, will not constitute qualified stated interest payments, in which case the stated redemption price at maturity of such Debt Securities includes all distributions of interest as well as principal thereon. Where the interval between the issue date and the first Distribution Date on a Debt Security is either longer or shorter than the interval between subsequent Distribution Dates, all or part of the interest foregone, in the case of the longer interval, and all of the additional interest, in the case of the shorter interval, will be included in the stated redemption price at maturity and tested under the DE MINIMIS rule described below. In the case of a Debt Security with a long first period which has non-DE MINIMIS OID, all stated interest in excess of interest payable at the effective interest rate for the long first period will be included in the stated redemption price at maturity and the Debt Security will generally have OID. Holders of Debt Securities should consult their own tax advisors to determine the issue price and stated redemption price at maturity of a Debt Security.

         Under the DE MINIMIS rule, OID on a Debt Security will be considered to be zero if such OID is less than 0.25% of the stated redemption price at maturity of the Debt Security multiplied by the weighted average maturity of the Debt Security. For this purpose, the weighted average maturity of the Debt Security is computed as the sum of the amounts determined by multiplying the number of full years (I.E., rounding down partial years) from the issue date until each distribution in reduction of stated redemption price at maturity is scheduled to be made by a fraction, the numerator of which is the amount of each distribution included in the stated redemption price at maturity of the Debt Security and the denominator of which is the stated redemption price at maturity of the Debt Security. Holders generally must report DE MINIMIS OID pro rata as principal payments are received, and such income will be capital gain if the Debt Security is held as a capital asset. However, accrual method holders may elect to accrue all DE MINIMIS OID as well as market discount under a constant interest method.

         Debt Securities may provide for interest based on a qualified variable rate. Under the OID Regulations, interest is treated as payable at a qualified variable rate and not as contingent interest if, generally, (i) such interest is unconditionally payable at least annually, (ii) the issue price of the debt instrument does not exceed the total noncontingent principal payments and (iii) interest is based on a "qualified floating rate," an "objective rate," or a combination of "qualified floating rates" that do not operate in a manner that significantly accelerates or defers interest payments on such Debt Security. In the case of Compound Interest Securities, certain Interest Weighted Securities, and certain of the other Debt Securities, none of the payments under the instrument will be considered qualified stated interest, and thus the aggregate amount of all payments will be included in the stated redemption price.

         The Internal Revenue Services (the "IRS") issued regulations (the "CONTINGENT REGULATIONS") governing the calculation of OID on instruments having contingent interest payments. The Contingent Regulations represent the only guidance regarding the views of the IRS with respect to contingent interest instruments and specifically do not apply for purposes of calculating OID on debt instruments subject to section 1272(a)(6) of the Code, such as the Debt Security. Additionally, the OID Regulations do not contain provisions specifically interpreting section 1272(a)(6) of the Code. Until the Treasury issues guidance to the contrary, the Trustee intends to base its computation on section 1272(a)(6) of the Code and the OID Regulations as described in this Prospectus. However, because no regulatory guidance currently exists under section 1272(a)(6) of the Code, there can be no assurance that such methodology represents the correct manner of calculating OID.

         The holder of a Debt Security issued with OID must include in gross income, for all days during its taxable year on which it holds such Debt Security, the sum of the "daily portions" of such original issue discount. The amount of OID includible in income by a holder will be computed by allocating to each day during a taxable year a pro rata portion of the original issue discount that accrued during the relevant accrual period. In the case of a Debt Security that is not a Regular Interest Security and the principal payments on which are not subject to acceleration resulting from prepayments on the Loans, the amount of OID includible in income of a holder for an accrual period (generally the period over which interest accrues on the debt instrument) will equal the product of the yield to maturity of the Debt Security and the adjusted issue price of the Debt Security, reduced by any payments of qualified stated interest. The adjusted issue price is the sum of its issue price plus prior accruals or OID, reduced by the total payments made with respect to such Debt Security in all prior periods, other than qualified stated interest payments.

         The amount of OID to be included in income by a holder of a debt instrument, such as certain Classes of the Debt Securities, that is subject to acceleration due to prepayments on other debt obligations securing such instruments (a "PAY-THROUGH SECURITY"), is computed by taking into account the anticipated rate of prepayments assumed in pricing the debt instrument (the "PREPAYMENT ASSUMPTION"). The amount of OID that will accrue during an accrual period on a Pay-Through Security is the excess (if any) of the sum of (a) the present value of all payments remaining to be made on the Pay-Through Security as of the close of the accrual period and (b) the payments during the accrual period of amounts included in the stated redemption price of the Pay-Through Security, over the adjusted issue price of the Pay-Through Security at the beginning of the accrual period. The present value of the remaining payments is to be determined on the basis of three factors: (i) the original yield to maturity of the Pay-Through Security (determined on the basis of compounding at the end of each accrual period and properly adjusted for the length of the accrual period), (ii) events which have occurred before the end of the accrual period and (iii) the assumption that the remaining payments will be made in accordance with the original Prepayment Assumption. The effect of this method is to increase the portions of OID required to be included in income by a holder to take into account prepayments with respect to the Loans at a rate that exceeds the Prepayment Assumption, and to decrease (but not below zero for any period) the portions of original issue discount required to be included in income by a holder of a Pay-Through Security to take into account prepayments with respect to the Loans at a rate that is slower than the Prepayment Assumption. Although original issue discount will be reported to holders of Pay-Through Securities based on the Prepayment Assumption, no representation is made to holders that Loans will be prepaid at that rate or at any other rate.

         The Depositor may adjust the accrual of OID on a Class of Regular Interest Securities (or other regular interests in a REMIC) in a manner that it believes to be appropriate, to take account of realized losses on the Loans, although the OID Regulations do not provide for such adjustments. If the Internal Revenue Service were to require that OID be accrued without such adjustments, the rate of accrual of OID for a Class of Regular Interest Securities could increase.

         Certain classes of Regular Interest Securities may represent more than one class of REMIC regular interests. Unless otherwise provided in the related Prospectus Supplement, the Trustee intends, based on the OID Regulations, to calculate OID on such Securities as if, solely for the purposes of computing OID, the separate regular interests were a single debt instrument.

         A subsequent holder of a Debt Security will also be required to include OID in gross income, but such a holder who purchases such Debt Security for an amount that exceeds its adjusted issue price will be entitled (as will an initial holder who pays more than a Debt Security's issue price) to offset such OID by comparable economic accruals of portions of such excess.

         EFFECTS OF DEFAULTS AND DELINQUENCIES. In the opinion of Tax Counsel, holders will be required to report income with respect to the related Securities under an accrual method without giving effect to delays and reductions in distributions attributable to a default or delinquency on the Loans, except possibly to the extent that it can be established that such amounts are uncollectible. As a result, the amount of income (including OID) reported by a holder of such a Security in any period could significantly exceed the amount of cash distributed to such holder in that period. The holder will eventually be allowed a loss (or will be allowed to report a lesser amount of income) to the extent that the aggregate amount of distributions on the Securities is deduced as a result of a Loan default. However, the timing and character of such losses or reductions in income are uncertain and, accordingly, holders of Securities should consult their own tax advisors on this point.

         INTEREST WEIGHTED SECURITIES. It is not clear how income should be accrued with respect to Regular Interest Securities or Stripped Securities (as defined under "--Tax Status as a Grantor Trust; GENERAL" below) the payments on which consist solely or primarily of a specified portion of the interest payments on qualified mortgages held by the REMIC or on Loans underlying Pass-Through Securities ("INTEREST WEIGHTED SECURITIES"). The Issuer intends to take the position that all of the income derived from an Interest Weighted Security should be treated as OID and that the amount and rate of accrual of such OID should be calculated by treating the Interest Weighted Security as a Compound Interest Security. However, in the case of Interest Weighted Securities that are entitled to some payments of principal and that are Regular Interest Securities the IRS could assert that income derived from an Interest Weighted Security should be calculated as if the Security were a security purchased at a premium equal to the excess of the price paid by such holder for such Security over its stated principal amount, if any. Under this approach, a holder would be entitled to amortize such premium only if it has in effect an election under section 171 of the Code with respect to all taxable debt instruments held by such holder, as described below. Alternatively, the IRS could assert that an Interest Weighted Security should be taxable under the rules governing bonds issued with contingent payments. Such treatment may be more likely in the case of Interest Weighted Securities that are Stripped Securities as described below. See "--Tax Status as a Grantor Trust--DISCOUNT OR PREMIUM ON PASS-THROUGH SECURITIES" below.

         VARIABLE RATE DEBT SECURITIES. In the opinion of Tax Counsel, in the case of Debt Securities bearing interest at a rate that varies directly, according to a fixed formula, with an objective index, it appears that (i) the yield to maturity of such Debt Securities and (ii) in the case of Pay-Through Securities, the present value of all payments remaining to be made on such Debt Securities, should be calculated as if the interest index remained at its value as of the issue date of such Securities. Because the proper method of adjusting accruals of OID on a variable rate Debt Security is uncertain, holders of variable rate Debt Securities should consult their own tax advisers regarding the appropriate treatment of such Securities for federal income tax purposes.

         MARKET DISCOUNT. In the opinion of Tax Counsel, a purchaser of a Security may be subject to the market discount rules of sections 1276 through 1278 of the Code. A Holder that acquires a Debt Security with more than a prescribed de minimis amount of "market discount" (generally, the excess of the principal amount of the Debt Security over the purchaser's purchase price) will be required to include accrued market discount in income as ordinary income in each month, but limited to an amount not exceeding the principal payments on the Debt Security received in that month and, if the Securities are sold, the gain realized. Such market discount would accrue in a manner to be provided in Treasury regulations but, until such regulations are issued, such market discount would in general accrue either (i) on the basis of a constant yield (in the case of a Pay-Through Security, taking into account a prepayment assumption) or (ii) in the ratio of (a) in the case of Securities (or in the case of a Pass-Through Security, as set forth below, the Loans underlying such Security) not originally issued with original issue discount, stated interest payable in the relevant period to total stated interest remaining to be paid at the beginning of the period or (b) in the case of Securities (or, in the case of a Pass-Through Security, as described below, the Loans underlying such Security) originally issued at a discount, OID in the relevant period to total OID remaining to be paid.

         Section 1277 of the Code provides that, regardless of the origination date of the Debt Security (or, in the case of a Pass-Through Security, the Loans), the excess of interest paid or accrued to purchase or carry a Security (or, in the case of a Pass-Through Security, as described below, the underlying Loans) with market discount over interest received on such Security is allowed as a current deduction only to the extent such excess is greater than the market discount that accrued during the taxable year in which such interest expense was incurred. In general, the deferred portion of any interest expense will be deductible when such market discount is included in income, including upon the sale, disposition, or repayment of the Security (or in the case of a Pass-Through Security, an underlying Loan). A holder may elect to include market discount in income currently as it accrues, on all market discount obligations acquired by such holder during the taxable year such election is made and thereafter, in which case the interest deferral rule will not apply.

         PREMIUM. In the opinion of Tax Counsel, a holder who purchases a Debt Security (other than an Interest Weighted Security to the extent described above) at a cost greater than its stated redemption price at maturity, generally will be considered to have purchased the Security at a premium, which it may elect to amortize as an offset to interest income on such Security (and not as a separate deduction item) on a constant yield method. The legislative history of the 1986 Act indicates that premium is to be accrued in the same manner as market discount. Accordingly, it appears that the accrual of premium on a class of Pay-Through Securities will be calculated using the prepayment assumption used in pricing such class. If a holder makes an election to amortize premium on a Debt Security, such election will apply to all taxable debt instruments (including all REMIC regular interests and all pass-through certificates representing ownership interests in a trust holding debt obligations) held by the holder at the beginning of the taxable year in which the election is made, and to all taxable debt instruments acquired thereafter by such holder, and will be irrevocable without the consent of the IRS.
Purchasers who pay a premium for the Securities should consult their tax advisers regarding the election to amortize premium and the application of recently finalized regulations under Section 171 issued December 30, 1997.

         ELECTION TO TREAT ALL INTEREST AS ORIGINAL ISSUE DISCOUNT. The OID Regulations permit a holder of a Debt Security to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method for Debt Securities acquired on or after April 4, 1994. If such an election were to be made with respect to a Debt Security with market discount, the holder of the Debt
Security would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that such holder of the Debt Security acquires during the year of the election or thereafter. Similarly, a holder of a Debt Security that makes this election for a Debt Security that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such holder owns or acquires. The election to accrue interest, discount and premium on a constant yield method with respect to a Debt Security is irrevocable.

TAXATION OF THE REMIC AND ITS HOLDERS

         GENERAL. In the opinion of Tax Counsel, if a REMIC election is made with respect to a Series of Securities, then the arrangement by which the Securities of that Series are issued will be treated as a REMIC as long as all of the provisions of the applicable Agreement are complied with and the statutory and regulatory requirements are satisfied. Securities will be designated as "Regular Interests" or "Residual Interests" in a REMIC, as specified in the related Prospectus Supplement.

         Except to the extent specified otherwise in a Prospectus Supplement, if a REMIC election is made with respect to a Series of Securities, in the opinion of Tax Counsel (i) Securities held by a domestic building and loan association will constitute "a regular or a residual interest in a REMIC" within the meaning of section 7701(a)(19)(C)(xi) of the Code (assuming that at least 95% of the REMIC's assets consist of cash, government securities, "loans secured by an interest in real property," and other types of assets described in section 7701(a)(19)(C)) of the Code; and (ii) Securities held by a real estate investment trust will constitute "real estate assets" within the meaning of section 856(c)(4)(A) of the Code, and income with respect to the Securities will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of section 856(c)(3)(B) of the Code (assuming, for both purposes, that at least 95% of the REMIC's assets are qualifying assets). If less than 95% of the REMIC's assets consist of assets described in clause (i) or (ii) above, then a Security will qualify for the tax treatment described in clause (i) or (ii) in the proportion that such REMIC assets are qualifying assets.

REMIC EXPENSES; SINGLE CLASS REMICS

         As a general rule, in the opinion of Tax Counsel, all of the expenses of a REMIC will be taken into account by holders of the Residual Interest Securities. In the case of a "single class REMIC," however, the expenses will be allocated, under Treasury regulations, among the holders of the Regular Interest Securities and the holders of the Residual Interest Securities on a daily basis in proportion to the relative amounts of income accruing to each holder on that day. In the case of a holder of a Regular Interest Security who is an individual or a "pass-through interest holder" (including certain pass-through entities but not including real estate investment trusts), such expenses will be deductible only to the extent that such expenses, plus other "miscellaneous itemized deductions" of the holder, exceed 2% of such Holder's adjusted gross income. In addition, for taxable years beginning after December 31, 1990, the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the applicable amount (which amount will be adjusted for inflation for taxable years beginning after 1990) will be reduced by the lesser of (i) 3% of the excess of adjusted gross income over the applicable amount, or (ii) 80% of the amount of itemized deductions otherwise allowable for such taxable year. The reduction or disallowance of this deduction may have a significant impact on the yield of the Regular Interest Security to such a holder. In general terms, a single class REMIC is one that either (i) would qualify, under existing Treasury regulations, as a grantor trust if it were not a REMIC (treating all interests as ownership interests, even if they would be classified as debt for federal income tax purposes) or (ii) is similar to such a trust and which is structured with the principal purpose of avoiding the single class REMIC rules. Unless otherwise specified in the related Prospectus Supplement, the expenses of the REMIC will be allocated to holders of the related residual interest securities.

TAXATION OF THE REMIC

         GENERAL. Although a REMIC is a separate entity for federal income tax purposes, in the opinion of Tax Counsel, a REMIC is not generally subject to entity-level tax. Rather, the taxable income or net loss of a REMIC is taken into account by the holders of residual interests. As described above, the regular interests are generally taxable as debt of the REMIC.

         CALCULATION OF REMIC INCOME. In the opinion of Tax Counsel, the taxable income or net loss of a REMIC is determined under an accrual method of accounting and in the same manner as in the case of an individual, with certain adjustments. In general, the taxable income or net loss will be the difference between (i) the gross income produced by the REMIC's assets, including stated interest and any original issue discount or market discount on loans and other assets, and (ii) deductions, including stated interest and original issue discount accrued on Regular Interest Securities, amortization of any premium with respect to Loans, and servicing fees and other expenses of the REMIC. A holder of a Residual Interest Security that is an individual or a "pass-through interest holder" (including certain pass-through entities, but not including real estate investment trusts) will be unable to deduct servicing fees payable on the loans or other administrative expenses of the REMIC for a given taxable year, to the extent that such expenses, when aggregated with such holder's other miscellaneous itemized deductions for that year, do not exceed two percent of such holder's adjusted gross income.

         For purposes of computing its taxable income or net loss, the REMIC should have an initial aggregate tax basis in its assets equal to the aggregate fair market value of the regular interests and the residual interests on the Startup Day (generally, the day that the interests are issued). That aggregate basis will be allocated among the assets of the REMIC in proportion to their respective fair market values.

         The OID provisions of the Code apply to loans of individuals originated on or after March 2, 1984, and the market discount provisions apply to loans originated after July 18, 1984. Subject to possible application of the DE MINIMIS rules, the method of accrual by the REMIC of OID income on such loans will be equivalent to the method under which holders of Pay-Through Securities accrue original issue discount (I.E., under the constant yield method taking into account the Prepayment Assumption). The REMIC will deduct OID on the Regular Interest Securities in the same manner that the holders of the Regular Interest Securities include such discount in income, but without regard to the DE MINIMIS rules. See "Taxation of Debt Securities" above. However, a REMIC that acquires loans at a market discount must include such market discount in income currently, as it accrues, on a constant interest basis.

         To the extent that the REMIC's basis allocable to loans that it holds exceeds their principal amounts, the resulting premium, if attributable to mortgages originated after September 27, 1985, will be amortized over the life of the loans (taking into account the Prepayment Assumption) on a constant yield method. Although the law is somewhat unclear regarding recovery of premium attributable to loans originated on or before such date, it is possible that such premium may be recovered in proportion to payments of loan principal.

         PROHIBITED TRANSACTIONS AND CONTRIBUTIONS TAX. The REMIC will be subject to a 100% tax on any net income derived from a "prohibited transaction." For this purpose, net income will be calculated without taking into account any losses from prohibited transactions or any deductions attributable to any prohibited transaction that resulted in a loss. In general, prohibited transactions include: (i) subject to limited exceptions, the sale or other disposition of any qualified mortgage transferred to the REMIC; (ii) subject to a limited exception, the sale or other disposition of a cash flow investment; (iii) the receipt of any income from assets not permitted to be held by the REMIC pursuant to the Code; or (iv) the receipt of any fees or other compensation for services rendered by the REMIC. It is anticipated that a REMIC will not engage in any prohibited transactions in which it would recognize a material amount of net income. In addition, subject to a number of exceptions, a tax is imposed at the rate of 100% on amounts contributed to a REMIC after the close of the three-month period beginning on the Startup Day. The holders of Residual Interest Securities will generally be responsible for the payment of any such taxes imposed on the REMIC. To the extent not paid by such holders or otherwise, however, such taxes will be paid out of the Trust Fund and will be allocated pro rata to all outstanding classes of Securities of such REMIC.

RESIDUAL INTEREST SECURITIES

         In the opinion of Tax Counsel, the holder of a Certificate representing a residual interest (a "RESIDUAL INTEREST SECURITY") will take into account the "daily portion" of the taxable income or net loss of the REMIC for each day during the taxable year on which such holder held the Residual Interest Security. The daily portion is determined by allocating to each day in any calendar quarter its ratable portion of the taxable income or net loss of the REMIC for such quarter, and by allocating that amount among the holders (on such day) of the Residual Interest Securities in proportion to their respective holdings on such day.

         In the opinion of Tax Counsel, the holder of a Residual Interest Security must report its proportionate share of the taxable income of the REMIC whether or not it receives cash distributions from the REMIC attributable to such income or loss. The reporting of taxable income without corresponding distributions could occur, for example, in certain REMIC issues in which the loans held by the REMIC were issued or acquired at a discount, since mortgage prepayments cause recognition of discount income, while the corresponding portion of the prepayment could be used in whole or in part to make principal payments on REMIC Regular Interests issued without any discount or at an insubstantial discount (if this occurs, it is likely that cash distributions will exceed taxable income in later years). Taxable income may also be greater in earlier years of certain REMIC issues as a result of the fact that interest expense deductions, as a percentage of outstanding principal on REMIC Regular Interest Securities, will typically increase over time as lower yielding
Securities are paid, whereas interest income with respect to loans will generally remain constant over time as a percentage of loan principal.

         In any event, because the holder of a residual interest is taxed on the net income of the REMIC, the taxable income derived from a Residual Interest Security in a given taxable year will not be equal to the taxable income associated with investment in a corporate bond or stripped instrument having similar cash flow characteristics and pretax yield. Therefore, the after-tax yield on the Residual Interest Security may be less than that of such a bond or instrument.

         LIMITATION ON LOSSES. In the opinion of Tax Counsel, the amount of the REMIC's net loss that a holder may take into account currently is limited to the holder's adjusted basis at the end of the calendar quarter in which such loss arises. A holder's basis in a Residual Interest

Security will initially equal such holder's purchase price, and will subsequently be increased by the amount of the REMIC's taxable income allocated to the holder, and decreased (but not below zero) by the amount of distributions made and the amount of the REMIC's net loss allocated to the holder. Any disallowed loss may be carried forward indefinitely, but may be used only to offset income of the REMIC generated by the same REMIC. The ability of holders of Residual Interest Securities to deduct net losses may be subject to additional limitations under the Code, as to which such holders should consult their tax advisers.

         DISTRIBUTIONS. In the opinion of Tax Counsel, distributions on a Residual Interest Security (whether at their scheduled times or as a result of prepayments) will generally not result in any additional taxable income or loss to a holder of a Residual Interest Security. If the amount of such payment exceeds a holder's adjusted basis in the Residual Interest Security, however, the holder will recognize gain (treated as gain from the sale of the Residual Interest Security) to the extent of such excess.

         SALE OR EXCHANGE. In the opinion of Tax Counsel, a holder of a Residual Interest Security will recognize gain or loss on the sale or exchange of a Residual Interest Security equal to the difference, if any, between the amount realized and such holder's adjusted basis in the Residual Interest Security at the time of such sale or exchange. Except to the extent provided in regulations, which have not yet been issued, any loss upon disposition of a Residual Interest Security will be disallowed if the selling holder acquires any residual interest in a REMIC or similar mortgage pool within six months before or after such disposition.

         EXCESS INCLUSIONS. In the opinion of Tax Counsel, the portion of the REMIC taxable income of a holder of a Residual Interest Security consisting of "excess inclusion" income may not be offset by other deductions or losses, including net operating losses, on such holder's federal income tax return. Further, if the holder of a Residual Interest Security is an organization subject to the tax on unrelated business income imposed by section 511 of the Code, such holder's excess inclusion income will be treated as unrelated business taxable income of such holder. In addition, under Treasury regulations yet to be issued, if a real estate investment trust, a regulated investment company, a common trust fund, or certain cooperatives were to own a Residual Interest Security, a portion of dividends (or other distributions) paid by the real estate investment trust (or other entity) would be treated as excess inclusion income. If a Residual Security is owned by a foreign person excess inclusion income is subject to tax at a rate of 30% which may not be reduced by treaty, is not eligible for treatment as "portfolio interest" and is subject to certain additional limitations. See "--Tax Treatment of Foreign Investors" below. The Small Business Job Protection Act of 1996 has eliminated the special rule permitting section 593 institutions ("thrift institutions") to use net operating losses and other allowable deductions to offset their excess inclusion income from REMIC residual certificates that have "significant value" within the meaning of the REMIC Regulations, effective for taxable years beginning after December 31, 1995, except with respect to residual certificates continuously held by a thrift institution since November 1, 1995.

         In addition, the Small Business Job Protection Act of 1996 provides three rules for determining the effect on excess inclusions on the alternative minimum taxable income of a residual holder. First, alternative minimum taxable income for such residual holder is determined without regard to the special rule that taxable income cannot be less than excess inclusions. Second, a residual holder's alternative minimum taxable income for a tax year cannot be less than excess inclusions for the year. Third, the amount of any alternative minimum tax net operating loss deductions must be computed without regard to any excess inclusions. These rules are effective for tax years beginning after December 31, 1986, unless a residual holder elects to have such rules apply only to tax years beginning after August 20, 1996.

         The excess inclusion portion of a REMIC's income is generally equal to the excess, if any, of REMIC taxable income for the quarterly period allocable to a Residual Interest Security, over the daily accruals for such quarterly period of (i) 120% of the long term applicable federal rate on the Startup Day multiplied by (ii) the adjusted issue price of such Residual Interest Security at the beginning of such quarterly period. The adjusted issue price of a Residual Interest at the beginning of each calendar quarter will equal its issue price (calculated in a manner analogous to the determination of the issue price of a Regular Interest), increased by the aggregate of the daily accruals for prior calendar quarters, and decreased (but not below zero) by the amount of loss allocated to a holder and the amount of distributions made on the Residual Interest Security before the beginning of the quarter. The long-term federal rate, which is announced monthly by the Treasury Department, is an interest rate that is based on the average market yield of outstanding marketable obligations of the United States government having remaining maturities in excess of nine years.

         Under the REMIC Regulations, in certain circumstances, transfers of Residual Securities may be disregarded. See "--RESTRICTIONS ON OWNERSHIP AND TRANSFER OF RESIDUAL INTEREST SECURITIES" and "--Tax Treatment of Foreign Investors" below.

         RESTRICTIONS ON OWNERSHIP AND TRANSFER OF RESIDUAL INTEREST SECURITIES. As a condition to qualification as a REMIC, reasonable arrangements must be made to prevent the ownership of a REMIC residual interest by any "Disqualified Organization." Disqualified Organizations include the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, a rural electric or telephone cooperative described in section 1381(a)(2)(C) of the Code, or any entity exempt from the tax imposed by sections 1 through 1399 of the Code, if such entity is not subject to tax on its unrelated business income. Accordingly, the applicable Pooling and Servicing Agreement will prohibit Disqualified Organizations from owning a Residual Interest Security. In addition, no transfer of a Residual Interest Security will be permitted unless the proposed transferee shall have furnished to the Trustee an affidavit representing and warranting that it is neither a Disqualified Organization nor an agent or nominee acting on behalf of a Disqualified Organization.

         If a Residual Interest Security is transferred to a Disqualified Organization after March 31, 1988 (in violation of the restrictions set forth above), a substantial tax will be imposed on the transferor of such Residual Interest Security at the time of the transfer. In addition, if a Disqualified Organization holds an interest in a pass-through entity after March 31, 1988 (including, among others, a partnership, trust, real estate investment trust, regulated investment company, or any person holding as nominee), that owns a Residual Interest Security, the pass-through entity will be required to pay an annual tax on its allocable share of the excess inclusion income of the REMIC.

         Under the REMIC Regulations, if a Residual Interest Security is a "noneconomic residual interest," as described below, a transfer of a Residual Interest Security to a United States person will be disregarded for all federal tax purposes unless no significant purpose of the transfer was to impede the assessment or collection of tax. A Residual Interest Security is a "noneconomic residual interest" unless, at the time of the transfer (i) the present value of the expected future distributions on the Residual Interest Security at least equals the product of the present value of the anticipated excess inclusions and the highest rate of tax for the year in which the transfer occurs, and (ii) the transferor reasonably expects that the transferee will receive distributions from the REMIC at or after the time at which the taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes. If a transfer of a Residual Interest is disregarded, the transferor would be liable for any Federal income tax imposed upon taxable income derived by the transferee from the REMIC. The REMIC Regulations provide no guidance as to how to determine if a significant purpose of a transfer is to impede the assessment or collection of tax. A similar type of limitation exists with respect to certain transfers of residual interests by foreign persons to United States persons. See "--Tax Treatment of Foreign Investors" below.

         MARK TO MARKET RULES. Prospective purchasers of a REMIC Residual Interest Security should be aware that the IRS recently finalized regulations (the "MARK-TO-MARKET REGULATIONS") which provide that a REMIC Residual Interest Security acquired after January 3, 1995 cannot be marked-to-market. Prospective purchasers of a REMIC Residual Interest Security should consult their tax advisors regarding the possible application of the Mark-to-Market Regulations.

ADMINISTRATIVE MATTERS

         The REMIC's books must be maintained on a calendar year basis and the REMIC must file an annual federal income tax return. The REMIC will also be subject to the procedural and administrative rules of the Code applicable to partnerships, including the determination of any adjustments to, among other things, items of REMIC income, gain, loss, deduction, or credit, by the IRS in a unified administrative proceeding.

TAX STATUS AS A GRANTOR TRUST

         GENERAL. As further specified in the related Prospectus Supplement, if a REMIC election is not made and the Trust Fund is not structured as a partnership, then, in the opinion of Tax Counsel, the Trust Fund relating to a Series of Securities will be classified for federal income tax purposes as a grantor trust under subpart E, part 1 of subchapter J of the Code and not as an association taxable as a corporation (the Securities of such Series, "PASS-THROUGH SECURITIES"). In some Series there will be no separation of the principal and interest payments on the Loans. In such circumstances, a holder will be considered to have purchased a pro rata undivided interest in each of the Loans. In other cases ("STRIPPED SECURITIES"), sale of the Securities will produce a separation in the ownership of all or a portion of the principal payments from all or a portion of the interest payments on the Loans.

         In the opinion of Tax Counsel, each holder must report on its federal income tax return its share of the gross income derived from the Loans (not reduced by the amount payable as fees to the Trustee and the Servicer and similar fees (collectively, the "SERVICING FEE")), at the same time and in the same manner as such items would have been reported under the Holder's tax accounting method had it held its interest in the Loans directly, received directly its share of the amounts received with respect to the Loans, and paid directly its share of the

Servicing Fees. In the case of Pass-Through Securities other than Stripped Securities, such income will consist of a pro rata share of all of the income derived from all of the Loans and, in the case of Stripped Securities, such income will consist of a pro rata share of the income derived from each stripped bond or stripped coupon in which the holder owns an interest. The holder of a Security will generally be entitled to deduct such Servicing Fees under section 162 or section 212 of the Code to the extent that such Servicing Fees represent "reasonable" compensation for the services rendered by the Trustee and the Servicer (or third parties that are compensated for the performance of services). In the case of a noncorporate holder, however, Servicing Fees (to the extent not otherwise disallowed, E.G., because they exceed reasonable compensation) will be deductible in computing such holder's regular tax liability only to the extent that such fees, when added to other miscellaneous itemized deductions, exceed 2% of adjusted gross income and may not be deductible to any extent in computing such holder's alternative minimum tax liability. In addition, for taxable years beginning after December 31, 1990, the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the applicable amount (which amount will be adjusted for inflation in taxable years beginning after 1990) will be reduced by the lesser of (i) 3% of the excess of adjusted gross income over the applicable amount or (ii) 80% of the amount of itemized deductions otherwise allowable for such taxable year.

         DISCOUNT OR PREMIUM ON PASS-THROUGH SECURITIES. In the opinion of Tax Counsel, the holder's purchase price of a Pass-Through Security is to be allocated among the Loans in proportion to their fair market values, determined as of the time of purchase of the Securities. In the typical case, the Trustee (to the extent necessary to fulfill its reporting obligations) will treat each Loan as having a fair market value proportional to the share of the aggregate principal balances of all of the Loans that it represents, since the Securities, unless otherwise specified in the related Prospectus Supplement, will have a relatively uniform interest rate and other common characteristics. To the extent that the portion of the purchase price of a Pass-Through Security allocated to a Loan (other than to a right to receive any accrued interest thereon and any undistributed principal payments) is less than or greater than the portion of the principal balance of the Loan allocable to the Security, the interest in the Loan allocable to the Pass-Through Security will be deemed to have been acquired at a discount or premium, respectively.

         The treatment of any discount will depend on whether the discount represents OID or market discount. In the case of a Loan with OID in excess of a prescribed DE MINIMIS amount or a Stripped Security, a holder of a Security will be required to report as interest income in each taxable year its share of the amount of OID that accrues during that year in the manner described above. OID with respect to a Loan could arise, for example, by virtue of the financing of points by the originator of the Loan, or by virtue of the charging of points by the originator of the Loan in an amount greater than a statutory DE MINIMIS exception, in circumstances under which the points are not currently deductible pursuant to applicable Code provisions. Any market discount or premium on a Loan will be includible in income, generally in the manner described above, except that in the case of Pass-Through Securities, market discount is calculated with respect to the Loans underlying the Certificate, rather than with respect to the Security. A holder that acquires an interest in a Loan originated after July 18, 1984 with more than a DE MINIMIS amount of market discount (generally, the excess of the principal amount of the Loan over the purchaser's allocable purchase price) will be required to include accrued market discount in income in the manner set forth above. See "--Taxation of Debt Securities; Market Discount" and "--Premium" above.

         In the case of market discount on a Pass-Through Security attributable to Loans originated on or before July 18, 1984, the holder generally will be required to allocate the portion of such discount that is allocable to a loan among the principal payments on the Loan and to include the discount allocable to each principal payment in ordinary income at the time such principal payment is made. Such treatment would generally result in discount being included in income at a slower rate than discount would be required to be included in income using the method described in the preceding paragraph.

         STRIPPED SECURITIES. A Stripped Security may represent a right to receive only a portion of the interest payments on the Loans, a right to receive only principal payments on the Loans, or a right to receive certain payments of both interest and principal. Certain Stripped Securities ("RATIO STRIP SECURITIES") may represent a right to receive differing percentages of both the interest and principal on each Loan. Pursuant to section 1286 of the Code, the separation of ownership of the right to receive some or all of the interest payments on an obligation from ownership of the right to receive some or all of the principal payments results in the creation of "stripped bonds" with respect to principal payments and "stripped coupons" with respect to interest payments. Section 1286 of the Code applies the OID rules to stripped bonds and stripped coupons. For purposes of computing original issue discount, a stripped bond or a stripped coupon is treated as a debt instrument issued on the date that such stripped interest is purchased with an issue price equal to its purchase price or, if more than one stripped interest is purchased, the ratable share of the purchase price allocable to such stripped interest.

         Servicing fees in excess of reasonable servicing fees ("excess servicing") will be treated under the stripped bond rules. If the excess servicing fee is less than 100 basis points (I.E., 1% interest on the Loan principal balance) or the Securities are initially sold with a DE MINIMIS discount (assuming no prepayment assumption is required), any non-DE MINIMIS discount arising from a subsequent transfer of the Securities should be treated as market discount. The IRS appears to require that reasonable servicing fees be calculated on a Loan by Loan basis, which could result in some Loans being treated as having more than 100 basis points of interest stripped off.

         The Code, OID Regulations and judicial decisions provide no direct guidance as to how the interest and original issue discount rules are to apply to Stripped Securities and other Pass-Through Securities. Under the method described above for Pay-Through Securities (the "CASH FLOW BOND METHOD"), a prepayment assumption is used and periodic recalculations are made which take into account with respect to each accrual period the effect of prepayments during such period. However, the 1986 Act does not, absent Treasury regulations, appear specifically to cover instruments such as the Stripped Securities which technically represent ownership interests in the underlying Loans, rather than being debt instruments "secured by" those loans. Nevertheless, it is believed that the Cash Flow Bond Method is a reasonable method of reporting income for such Securities, and it is expected that OID will be reported on that basis unless otherwise specified in the related Prospectus Supplement. In applying the calculation to Pass-Through Securities, the Trustee will treat all payments to be received by a holder with respect to the underlying Loans as payments on a single installment obligation. The IRS could, however, assert that original issue discount must be calculated separately for each Loan underlying a Security.

         Under certain circumstances, if the Loans prepay at a rate faster than the Prepayment Assumption, the use of the Cash Flow Bond Method may accelerate a holder's recognition of income. If, however, the Loans prepay at a rate slower than the Prepayment Assumption, in some circumstances the use of this method may decelerate a holder's recognition of income.

         In the case of a Stripped Security that is an Interest Weighted Security, the Trustee intends, absent contrary authority, to report income to Security holders as OID, in the manner described above for Interest Weighted Securities.

         POSSIBLE ALTERNATIVE CHARACTERIZATIONS. The characterizations of the Stripped Securities described above are not the only possible interpretations of the applicable Code provisions. Among other possibilities, the Internal Revenue Service could contend that (i) in certain Series, each non-Interest Weighted Security is composed of an unstripped undivided ownership interest in Loans and an installment obligation consisting of stripped principal payments;
(ii) the non-Interest Weighted Securities are subject to the contingent payment provisions of the Proposed Regulations; or (iii) each Interest Weighted Stripped Security is composed of an unstripped undivided ownership interest in Loans and an installment obligation consisting of stripped interest payments.

         Given the variety of alternatives for treatment of the Stripped Securities and the different federal income tax consequences that result from each alternative, potential purchasers are urged to consult their own tax advisers regarding the proper treatment of the Securities for federal income tax purposes.

         CHARACTER AS QUALIFYING LOANS. In the case of Stripped Securities, there is no specific legal authority existing regarding whether the character of the Securities, for federal income tax purposes, will be the same as the Loans. The IRS could take the position that the Loans character is not carried over to the Securities in such circumstances. Pass-Through Securities will be, and, although the matter is not free from doubt, Stripped Securities should be considered to represent "real estate assets" within the meaning of section 856(c)(4)(A) of the Code, and "loans secured by an interest in real property" within the meaning of section 7701(a)(19)(C)(v) of the Code; and interest income attributable to the Securities should be considered to represent "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of section 856(c)(3)(B) of the Code. Reserves or funds underlying the Securities may cause a proportionate reduction in the above-described qualifying status categories of Securities.

SALE OR EXCHANGE

         Subject to the discussion below with respect to Trust Funds as to which a partnership election is made, in the opinion of Tax Counsel, a holder's tax basis in its Security is the price such holder pays for a Security, plus amounts of original issue or market discount included in income and reduced by any payments received (other than qualified stated interest payments) and any amortized premium. Gain or loss recognized on a sale, exchange, or redemption of a Security, measured by the difference between the amount realized and the Security's basis as so adjusted such gain will generally be capital gain or loss, assuming that the Security is held as a capital asset and will generally be long-term capital gain or loss if the holding period of the security is one year or more. Non-corporate taxpayers are subject to reduced maximum rates on long-term capital gains and are generally subject to tax at ordinary income rates on short-term capital gains. The deductibility of capital losses is subject to certain limitations. Prospective investors should consult their own tax advisors concerning these tax law provisions.

         In the case of a Security held by a bank, thrift, or similar institution described in section 582 of the Code, however, gain or loss realized on the sale or exchange of a Regular Interest Security will be taxable as ordinary income or loss. In addition, gain from the disposition of a Regular Interest Security that might otherwise be capital gain will be treated as ordinary income to the extent of the excess, if any, of (i) the amount that would have been includible in the holder's income if the yield on such Regular Interest Security had equaled 110% of the applicable federal rate as of the beginning of such holder's holding period, over the amount of ordinary income actually recognized by the holder with respect to such Regular Interest Security.

MISCELLANEOUS TAX ASPECTS

         BACKUP WITHHOLDING. Subject to the discussion below with respect to Trust Funds as to which a partnership election is made, a holder, other than a holder of a REMIC Residual Security, may, under certain circumstances, be subject to "backup withholding" at a rate of 31% with respect to distributions or the proceeds of a sale of certificates to or through brokers that represent interest or original issue discount on the Securities. This withholding generally applies if the holder of a Security (i) fails to furnish the Trustee with its taxpayer identification number ("TIN"); (ii) furnishes the Trustee an incorrect TIN; (iii) fails to report properly interest, dividends or other "reportable payments" as defined in the Code; or (iv) under certain circumstances, fails to provide the Trustee or such holder's securities broker with a certified statement, signed under penalty of perjury, that the TIN provided is its correct number and that the holder is not subject to backup withholding. Backup withholding will not apply, however, with respect to certain payments made to holders, including payments to certain exempt recipients (such as exempt organizations) and to certain Nonresidents (as defined below). Holders should consult their tax advisers as to their qualification for exemption from backup withholding and the procedure for obtaining the exemption.

         The Trustee will report to the holders and to the Servicer for each calendar year the amount of any "reportable payments" during such year and the amount of tax withheld, if any, with respect to payments on the Securities.

NEW WITHHOLDING REGULATIONS

         On October 6, 1997, the Treasury Department issued new regulations (the "NEW REGULATIONS") which make certain modifications to the withholding, backup withholding and information reporting rules described above. The New Regulations attempt to unify certification requirements and modify reliance standards. The New Regulations will generally be effective for payments made after December 31, 2000, subject to certain transition rules. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

TAX TREATMENT OF FOREIGN INVESTORS

         Subject to the discussion below with respect to Trust Funds as to which a partnership election is made, under the Code, unless interest (including OID) paid on a Security (other than a Residual Interest Security) is considered to be "effectively connected" with a trade or business conducted in the United States by a nonresident alien individual, foreign partnership or foreign corporation ("NONRESIDENTS"), in the opinion of Tax Counsel, such interest will normally qualify as portfolio interest (except where (i) the recipient is a holder, directly or by attribution, of 10% or more of the capital or profits interest in the issuer, or (ii) the recipient is a controlled foreign corporation to which the issuer is a related person) and will be exempt from federal income tax. Upon receipt of appropriate ownership statements, the issuer normally will be relieved of obligations to withhold tax from such interest payments. These provisions supersede the generally applicable provisions of United States law that would otherwise require the issuer to withhold at a 30% rate (unless such rate were reduced or eliminated by an applicable tax treaty) on, among other things, interest and other fixed or determinable, annual or periodic income paid to Nonresidents. Holders of Pass-Through Securities and Stripped Securities, including Ratio Strip Securities, however, may be subject to withholding to the extent that the Loans were originated on or before July 18, 1984.

         Interest and OID of holders who are foreign persons are not subject to withholding if they are effectively connected with a United States business conducted by the holder. They will, however, generally be subject to the regular United States income tax.

         Payments to holders of Residual Interest Securities who are foreign persons will generally be treated as interest for purposes of the 30% (or lower treaty rate) United States withholding tax. Holders should assume that such income does not qualify for exemption from United States withholding tax as "portfolio interest." It is clear that, to the extent that a payment represents a portion of REMIC taxable income that constitutes excess inclusion income, a holder of a Residual Interest Security will not be entitled to an exemption from or reduction of the 30% (or lower treaty rate) withholding tax rule. If the payments are subject to United States withholding tax, they generally will be taken into account for withholding tax purposes only when paid or distributed (or when the Residual Interest Security is disposed of). The Treasury has statutory authority, however, to promulgate regulations which would require such amounts to be taken into account at an earlier time in order to prevent the avoidance of tax. Such regulations could, for example, require withholding prior to the distribution of cash in the case of Residual Interest Securities that do not have significant value. Under the REMIC Regulations, if a Residual Interest Security has tax avoidance potential, a transfer of a Residual Interest Security to a Nonresident will be disregarded for all Federal tax purposes. A Residual Interest Security has tax avoidance potential unless, at the time of the transfer the transferor reasonably expects that the REMIC will distribute to the transferee residual interest holder amounts that will equal at least 30% of each excess inclusion, and that such amounts will be distributed at or after the time at which the excess inclusions accrue and not later than the calendar year following the calendar year of accrual. If a Nonresident transfers a Residual Interest Security to a United States person, and if the transfer has the effect of allowing the transferor to avoid tax on accrued excess inclusions, then the transfer is disregarded and the transferor continues to be treated as the owner of the Residual Interest Security for purposes of the withholding tax provisions of the Code. See "--Residential Interest Securities--EXCESS INCLUSIONS" above.

TAX CHARACTERIZATION OF THE TRUST AS A PARTNERSHIP

         Tax Counsel is of the opinion that a Trust Fund structured as a partnership will not be an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes. This opinion is based on the assumption that the terms of the Trust Agreement and related documents will be complied with, and on counsel's conclusions that the nature of the income of the Trust Fund will exempt it from the rule that certain publicly traded partnerships are taxable as corporations or the issuance of the Certificates has been structured as a private placement under an IRS safe harbor, so that the Trust Fund will not be characterized as a publicly traded partnership taxable as a corporation.

         If the Trust Fund were taxable as a corporation for federal income tax purposes, in the opinion of Tax Counsel, the Trust Fund would be subject to corporate income tax on its taxable income. The Trust Fund's taxable income would include all its income, possibly reduced by its interest expense on the Notes. Any such corporate income tax could materially reduce cash available to make payments on the Notes and distributions on the Certificates, and Certificateholders could be liable for any such tax that is unpaid by the Trust Fund.

TAX CONSEQUENCES TO HOLDERS OF THE NOTES

         TREATMENT OF THE NOTES AS INDEBTEDNESS. The Trust Fund will agree, and the Noteholders will agree by their purchase of Notes, to treat the Notes as debt for federal income tax purposes. In such a circumstance, Tax Counsel is, except as otherwise provided in the related Prospectus Supplement, of the opinion that the Notes will be classified as debt for federal income tax purposes. The discussion below assumes this characterization of the Notes is correct.

         OID, INDEXED SECURITIES, ETC. The discussion below assumes that all payments on the Notes are denominated in U.S. dollars, and that the Notes are not Indexed Securities or Strip Notes. Moreover, the discussion assumes that the interest formula for the Notes meets the requirements for "qualified stated interest" under the OID regulations, and that any OID on the Notes (I.E., any excess of the principal amount of the Notes over their issue price) does not exceed a DE MINIMIS amount (I.E., 0.25% of their principal amount multiplied by the number of full years included in their term), all within the meaning of the OID regulations. If these conditions are not satisfied with respect to any given series of Notes, additional tax considerations with respect to such Notes will be disclosed in the applicable Prospectus Supplement.

         INTEREST INCOME ON THE NOTES. Based on the above assumptions, except as discussed in the following paragraph, in the opinion of Tax Counsel, the Notes will not be considered issued with OID. The stated interest thereon will be taxable to a Noteholder as ordinary interest income when received or accrued in accordance with such Noteholder's method of tax accounting. Under the OID regulations, a holder of a Note issued with a DE MINIMIS amount of OID must include such OID in income, on a PRO RATA basis, as principal payments are made on the Note. It is believed that any prepayment premium paid as a result of a mandatory redemption will be taxable as contingent interest when it becomes fixed and unconditionally payable. A purchaser who buys a Note for more or less than its principal amount will generally be subject, respectively, to the premium amortization or market discount rules of the Code.

         A holder of a Note that has a fixed maturity date of not more than one year from the issue date of such Note (a "SHORT-TERM NOTE") may be subject to special rules. An accrual basis holder of a Short-Term Note (and certain cash method holders, including regulated investment companies, as set forth in section 1281 of the Code) generally would be required to report interest income as interest accrues on a straight-line basis over the term of each interest period. Other cash basis holders of a Short-Term Note would, in general, be required to report interest income as interest is paid (or, if earlier, upon the taxable disposition of the Short-Term Note). However, a cash basis holder of a Short-Term Note reporting interest income as it is paid may be required to defer a portion of any interest expense otherwise deductible on indebtedness incurred to purchase or carry the Short-Term Note until the taxable disposition of the Short-Term Note. A cash basis taxpayer may elect under Section 1281 of the Code to accrue interest income on all nongovernment debt obligations with a term of one year or less, in which case the taxpayer would include interest on the Short-Term Note in income as it accrues, but would not be subject to the interest expense deferral rule referred to in the preceding sentence. Certain special rules apply if a Short-Term Note is purchased for more or less than its principal amount.

         SALE OR OTHER DISPOSITION. In the opinion of Tax Counsel, if a Noteholder sells a Note, the holder will recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the holder's adjusted tax basis in the Note. The adjusted tax basis of a Note to a particular Noteholder will equal the holder's cost for the Note, increased by any market discount, acquisition discount, OID and gain previously included by such Noteholder in income with respect to the Note and decreased by the amount of bond premium (if any) previously amortized and by the amount of principal payments previously received by such Noteholder with respect to such Note. Any such gain or loss will be capital gain or loss if the Note was held as a capital asset, except for gain representing accrued interest and accrued market discount not previously included in income. Capital losses generally may be used only to offset capital gains.

         FOREIGN HOLDERS. In the opinion of Tax Counsel, interest payments made (or accrued) to a Noteholder who is a nonresident alien, foreign corporation or other non-United States person (a "foreign person") generally will be considered "portfolio interest", and generally will not be subject to United States federal income tax and withholding tax, if the interest is not effectively connected with the conduct of a trade or business within the United States by the foreign person and the foreign person (i) is not actually or constructively a "10 percent shareholder" of the Trust or the Seller (including a holder of 10% of the outstanding Certificates) or a "controlled foreign corporation" with respect to which the Trust or the Seller is a "related person" within the meaning of the Code and (ii) provides the Owner Trustee or other person who is otherwise required to withhold U.S. tax with respect to the Notes with an appropriate statement (on Form W-8 or a similar form), signed under penalties of perjury, certifying that the beneficial owner of the Note is a foreign person and providing the foreign person's name and address. If a Note is held through a securities clearing organization or certain other financial institutions, the organization or institution may provide the relevant signed statement to the withholding agent; in that case, however, the signed statement must be accompanied by a Form W-8 or substitute form provided by the foreign person that owns the Note. If such interest is not portfolio interest, then it will be subject to United States federal income and withholding tax at a rate of 30 percent, unless reduced or eliminated pursuant to an applicable tax treaty.

         Any capital gain realized on the sale, redemption, retirement or other taxable disposition of a Note by a foreign person will be exempt from United States federal income and withholding tax, provided that (i) such gain is not effectively connected with the conduct of a trade or business in the United States by the foreign person and (ii) in the case of an individual foreign person, the foreign person is not present in the United States for 183 days or more in the taxable year.

         BACKUP WITHHOLDING. Each holder of a Note (other than an exempt holder such as a corporation, tax-exempt organization, qualified pension and profit-sharing trust, individual retirement account or nonresident alien who provides certification as to status as a nonresident) will be required to provide, under penalties of perjury, a certificate containing the holder's name, address, correct federal taxpayer identification number and a statement that the holder is not subject to backup withholding. Should a nonexempt Noteholder fail to provide the required certification, the Trust Fund will be required to withhold 31 percent of the amount otherwise payable to the holder, and remit the withheld amount to the IRS as a credit against the holder's federal income tax liability.

         POSSIBLE ALTERNATIVE TREATMENTS OF THE NOTES. If, contrary to the opinion of Tax Counsel, the IRS successfully asserted that one or more of the Notes did not represent debt for federal income tax purposes, the Notes might be treated as equity interests in the Trust Fund. If so treated, the Trust Fund might be treated as a publicly traded partnership that would not be taxable as a corporation because it would meet certain qualifying income tests. Nonetheless, treatment of the Notes as equity interests in such a publicly traded partnership could have adverse tax consequences to certain holders. For example, income to certain tax-exempt entities (including pension funds) would be "unrelated business taxable income", income to foreign holders generally would be subject to U.S. tax and U.S. tax return filing and withholding requirements, and individual holders might be subject to certain limitations on their ability to deduct their share of the Trust Fund's expenses.

TAX CONSEQUENCES TO HOLDERS OF THE CERTIFICATES

         TREATMENT OF THE TRUST FUND AS A PARTNERSHIP. The Trust Fund and the Servicer will agree, and the Certificateholders will agree by their purchase of Certificates, to treat the Trust Fund as a partnership for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income, with the assets of the partnership being the assets held by the Trust Fund, the partners of the partnership being the Certificateholders, and the Notes being debt of the partnership. However, the proper characterization of the arrangement involving the Trust Fund, the Certificates, the Notes, the Trust Fund and the Servicer is not clear because there is no authority on transactions closely comparable to that contemplated herein.

         A variety of alternative characterizations are possible. For example, because the Certificates have certain features characteristic of debt, the Certificates might be considered debt of the Trust Fund. Any such characterization would not result in materially adverse tax consequences to Certificateholders as compared to the consequences from treatment of the Certificates as equity in a partnership, described below. The following discussion assumes that the Certificates represent equity interests in a partnership.

         INDEXED SECURITIES, ETC. The following discussion assumes that all payments on the Certificates are denominated in U.S. dollars, none of the Certificates are Indexed Securities or Strip Certificates, and that a Series of Securities includes a single class of Certificates. If these conditions are not satisfied with respect to any given Series of Certificates, additional tax considerations with respect to such Certificates will be disclosed in the applicable Prospectus Supplement.

         PARTNERSHIP TAXATION. If the Trust Fund is a partnership, in the opinion of Tax Counsel, the Trust Fund will not be subject to federal income tax. Rather, in the opinion of Tax Counsel, each Certificateholder will be required to separately take into account such holder's allocated share of income, gains, losses, deductions and credits of the Trust Fund. The Trust Fund's income will consist primarily of interest and finance charges earned on the Loans (including appropriate adjustments for market discount, OID and bond premium) and any gain upon collection or disposition of Loans. The Trust Fund's deductions will consist primarily of interest accruing with respect to the Notes, servicing and other fees, and losses or deductions upon collection or disposition of Loans.

         In the opinion of Tax Counsel, the tax items of a partnership are allocable to the partners in accordance with the Code, Treasury regulations and the partnership agreement (here, the Trust Agreement and related documents). The Trust Agreement will provide, in general, that the Certificateholders will be allocated taxable income of the Trust Fund for each month equal to the sum of (i) the interest that accrues on the Certificates in accordance with their terms for such month, including interest accruing at the Pass-Through Rate for such month and interest on amounts previously due on the Certificates but not yet distributed; (ii) any Trust Fund income attributable to discount on the Loans that corresponds to any excess of the principal amount of the Certificates over their initial issue price (iii) prepayment premium payable to the Certificateholders for such month; and (iv) any other amounts of income payable to the Certificateholders for such month. Such allocation will be reduced by any amortization by the Trust Fund of premium on Loans that corresponds to any excess of the issue price of Certificates over their principal amount. All remaining taxable income of the Trust Fund will be allocated to the Depositor. Based on the economic arrangement of the parties, in the opinion of Tax Counsel, this approach for allocating Trust Fund income should be permissible under applicable Treasury regulations, although no assurance can be given that the IRS would not require a greater amount of income to be allocated to Certificateholders. Moreover, in the opinion of Tax Counsel, even under the foregoing method of allocation, Certificateholders may be allocated income equal to the entire Pass-Through Rate plus the other items described above even though the Trust Fund might not have sufficient cash to make current cash distributions of such amount. Thus, cash basis holders will in effect be required to report income from the Certificates on the accrual basis and Certificateholders may become liable for taxes on Trust Fund income even if they have not received cash from the Trust Fund to pay such taxes. In addition, because tax allocations and tax reporting will be done on a uniform basis for all Certificateholders but Certificateholders may be purchasing Certificates at different times and at different prices, Certificateholders may be required to report on their tax returns taxable income that is greater or less than the amount reported to them by the Trust Fund.

         In the opinion of Tax Counsel, all of the taxable income allocated to a Certificateholder that is a pension, profit sharing or employee benefit plan or other tax-exempt entity (including an individual retirement account) will constitute "unrelated business taxable income" generally taxable to such a holder under the Code.

         In the opinion of Tax Counsel, an individual taxpayer's share of expenses of the Trust Fund (including fees to the Servicer but not interest expense) would be miscellaneous itemized deductions. Such deductions might be disallowed to the individual in whole or in part and might result in such holder being taxed on an amount of income that exceeds the amount of cash actually distributed to such holder over the life of the Trust Fund.

         The Trust Fund intends to make all tax calculations relating to income and allocations to Certificateholders on an aggregate basis. If the IRS were to require that such calculations be made separately for each Loan, the Trust Fund might be required to incur additional expense but it is believed that there would not be a material adverse effect on Certificateholders.

         DISCOUNT AND PREMIUM. It is believed that the Loans were not issued with OID, and, therefore, the Trust should not have OID income. However, the purchase price paid by the Trust Fund for the Loans may be greater or less than the remaining principal balance of the Loans at the time of purchase. If so, in the opinion of Tax Counsel, the Loan will have been acquired at a premium or discount, as the case may be. (As indicated above, the Trust Fund will make this calculation on an aggregate basis, but might be required to recompute it on a Loan by Loan basis.)

         If the Trust Fund acquires the Loans at a market discount or premium, the Trust Fund will elect to include any such discount in income currently as it accrues over the life of the Loans or to offset any such premium against interest income on the Loans. As indicated above, a portion of such market discount income or premium deduction may be allocated to Certificateholders.

         SECTION 708 TERMINATION. Pursuant to final Treasury regulations issued May 9, 1997 under section 708 of the Code a sale or exchange of 50 percent or more of the capital and profits in the issuer entity within a 12-month tax period would cause a deemed contribution of assets of the issuer entity (the "old partnership") to a new partnership (the "new partnership") in exchange for interest in the new partnership. Such interests would be deemed distributed to the partners of the old partnership in liquidation thereof, which would not constitute a sale or exchange.

         DISPOSITION OF CERTIFICATES. Generally, in the opinion of Tax Counsel, capital gain or loss will be recognized on a sale of Certificates in an amount equal to the difference between the amount realized and the seller's tax basis in the Certificates sold. A Certificateholder's tax basis in a Certificate will generally equal the holder's cost increased by the holder's share of Trust Fund income (includible in income) and decreased by any distributions received with respect to such Certificate. In addition, both the tax basis in the Certificates and the amount realized on a sale of a Certificate would include the holder's share of the Notes and other liabilities of the Trust Fund. A holder acquiring Certificates at different prices may be required to maintain a single aggregate adjusted tax basis in such Certificates, and, upon sale or other disposition of some of the Certificates, allocate a portion of such aggregate tax basis to the Certificates sold (rather than maintaining a separate tax basis in each Certificate for purposes of computing gain or loss on a sale of that Certificate).

         Any gain on the sale of a Certificate attributable to the holder's share of unrecognized accrued market discount on the Receivables would generally be treated as ordinary income to the holder and would give rise to special tax reporting requirements. The Trust Fund does not expect to have any other assets that would give rise to such special reporting requirements. Thus, to avoid those special reporting requirements, the Trust Fund will elect to include market discount in income as it accrues.

         If a Certificateholder is required to recognize an aggregate amount of income (not including income attributable to disallowed itemized deductions described above) over the life of the Certificates that exceeds the aggregate cash distributions with respect thereto, such excess will generally give rise to a capital loss upon the retirement of the Certificates.

         ALLOCATIONS BETWEEN TRANSFERORS AND TRANSFEREES. In general, the Trust Fund's taxable income and losses will be determined monthly and the tax items for a particular calendar month will be apportioned among the Certificateholders in proportion to the principal amount of Certificates owned by them as of the close of the last day of such month. As a result, a holder purchasing Certificates may be allocated tax items (which will affect its tax liability and tax basis) attributable to periods before the actual transaction.

         The use of such a monthly convention may not be permitted by existing regulations. If a monthly convention is not allowed (or only applies to transfers of less than all of the partner's interest), taxable income or losses of the Trust Fund might be reallocated among the Certificateholders. The Trust Fund's method of allocation between transferors and transferees may be revised to conform to a method permitted by future regulations.

         SECTION 754 ELECTION. In the event that a Certificateholder sells its Certificates at a profit (loss), the purchasing Certificateholder will have a higher (lower) basis in the Certificates than the selling Certificateholder had. The tax basis of the Trust Fund's assets will not be adjusted to reflect that higher (or lower) basis unless the Trust Fund were to file an election under section 754 of the Code. In order to avoid the administrative complexities that would be involved in keeping accurate accounting records, as well as potentially onerous information reporting requirements, the Trust Fund will not make such election. As a result, Certificateholders might be allocated a greater or lesser amount of Trust Fund income than would be appropriate based on their own purchase price for Certificates.

         ADMINISTRATIVE MATTERS. The Owner Trustee is required to keep or have kept complete and accurate books of the Trust Fund. Such books will be maintained for financial reporting and tax purposes on an accrual basis and the fiscal year of the Trust will be the calendar year. The Trustee will file a partnership information return (IRS Form 1065) with the IRS for each taxable year of the Trust Fund and will report each Certificateholder's allocable share of items of Trust Fund income and expense to holders and the IRS on Schedule K-1. The Trust Fund will provide the Schedule K-l information to nominees that fail to provide the Trust Fund with the information statement described below and such nominees will be required to forward such information to the beneficial owners of the Certificates. Generally, holders must file tax returns that are consistent with the information return filed by the Trust Fund or be subject to penalties unless the holder notifies the IRS of all such inconsistencies .

         Under section 6031 of the Code, any person that holds Certificates as a nominee at any time during a calendar year is required to furnish the Trust Fund with a statement containing certain information on the nominee, the beneficial owners and the Certificates so held. Such information includes (i) the name, address and taxpayer identification number of the nominee and (ii) as to each beneficial owner (x) the name, address and identification number of such person, (y) whether such person is a United States person, a tax-exempt entity or a foreign government, an international organization, or any wholly owned agency or instrumentality of either of the foregoing, and (z) certain information on Certificates that were held, bought or sold on behalf of such person throughout the year. In addition, brokers and financial institutions that hold Certificates through a nominee are required to furnish directly to the Trust Fund information as to themselves and their ownership of Certificates. A clearing agency registered under section 17A of the Securities Exchange Act of 1934, as amended, is not required to furnish any such information statement to the Trust Fund. The information referred to above for any calendar year must be furnished to the Trust Fund on or before the following January 31. Nominees, brokers and financial institutions that fail to provide the Trust Fund with the information described above may be subject to penalties.

         The Depositor will be designated as the tax matters partner in the related Trust Agreement and, as such, will be responsible for representing the Certificateholders in any dispute with the IRS. The Code provides for administrative examination of a partnership as if the partnership were a separate and distinct taxpayer. Generally, the statute of limitations for partnership items does not expire before three years after the date on which the partnership information return is filed. Any adverse determination following an audit of the return of the Trust Fund by the appropriate taxing authorities could result in an adjustment of the returns of the Certificateholders, and, under certain circumstances, a Certificateholder may be precluded from separately litigating a proposed adjustment to the items of the Trust Fund. An adjustment could also result in an audit of a Certificateholder's returns and adjustments of items not related to the income and losses of the Trust Fund.

         TAX CONSEQUENCES TO FOREIGN CERTIFICATEHOLDERS. It is not clear whether the Trust Fund would be considered to be engaged in a trade or business in the United States for purposes of federal withholding taxes with respect to non-U.S. persons because there is no clear authority dealing with that issue under facts substantially similar to those described herein. Although it is not expected that the Trust Fund would be engaged in a trade or business in the United States for such purposes, the Trust Fund will withhold as if it were so engaged in order to protect the Trust Fund from possible adverse consequences of a failure to withhold. The Trust Fund expects to withhold on the portion of its taxable income that is allocable to foreign Certificateholders pursuant to section 1446 of the Code, as if such income were effectively connected to a U.S. trade or business, at a rate of 35% for foreign holders that are taxable as corporations and 39.6% for all other foreign holders. Subsequent adoption of Treasury regulations or the issuance of other administrative pronouncements may require the Trust to change its withholding procedures. In determining a holder's withholding status, the Trust Fund may rely on IRS Form W-8, IRS Form W-9 or the holder's certification of nonforeign status signed under penalties of perjury.

         Each foreign holder might be required to file a U.S. individual or corporate income tax return (including, in the case of a corporation, the branch profits tax) on its share of the Trust Fund's income. Each foreign holder must obtain a taxpayer identification number from the IRS and submit that number to the Trust on Form W-8 in order to assure appropriate crediting of the taxes withheld. A foreign holder generally would be entitled to file with the IRS a claim for refund with respect to taxes withheld by the Trust Fund taking the position that no taxes were due because the Trust Fund was not engaged in a U.S. trade or business. However, interest payments made (or accrued) to a Certificateholder who is a foreign person generally will be considered guaranteed payments to the extent such payments are determined without regard to the income of the Trust Fund. If these interest payments are properly characterized as guaranteed payments, then the interest will not be considered "portfolio interest." As a result, Certificateholders will be subject to United States federal income tax and withholding tax at a rate of 30 percent, unless reduced or eliminated pursuant to an applicable treaty. In such case, a foreign holder would only be entitled to claim a refund for that portion of the taxes in excess of the taxes that should be withheld with respect to the guaranteed payments.

         BACKUP WITHHOLDING. Distributions made on the Certificates and proceeds from the sale of the Certificates will be subject to a "backup" withholding tax of 31% if, in general, the Certificateholder fails to comply with certain identification procedures, unless the holder is an exempt recipient under applicable provisions of the Code. The New Regulations described herein make certain modifications to the backup withholding and information reporting rules. The New Regulations will generally be effective for payments made after December 31, 2000, subject to certain transition rules. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

FASIT SECURITIES

         GENERAL. The FASIT provisions of the Code were enacted by the Small Business Job Protection Act of 1996 and create a new elective statutory vehicle for the issuance of mortgage-backed and asset-backed securities. Although the FASIT provisions of the Code became effective on September 1, 1997, no Treasury regulations or other administrative guidance has been issued with respect to those provisions. Accordingly, definitive guidance cannot be provided with respect to many aspects of the tax treatment of FASIT Securityholders. Investors also should note that the FASIT discussions contained herein constitutes only a summary of the federal income tax consequences to holders of FASIT Securities. With respect to each Series of FASIT Securities, the related Prospectus Supplement will provide a detailed discussion regarding the federal income tax consequences associated with the particular transaction.

         FASIT Securities will be classified as either FASIT Regular Securities, which generally will be treated as debt for federal income tax purposes, or FASIT Ownership Securities, which generally are not treated as debt for such purposes, but rather as representing rights and responsibilities with respect to the taxable income or loss of the related Series. The Prospectus Supplement for each Series of Securities will indicate whether one or more FASIT elections will be made for that Series and which Securities of such Series will be designated as Regular Securities, and which, if any, will be designated as Ownership Securities.

         QUALIFICATION AS A FASIT. The Trust Fund underlying a Series (or one or more designated pools of assets held in the Trust Fund) will qualify under the Code as a FASIT in which the FASIT Regular Securities and the FASIT Ownership Securities will constitute the "regular interests" and the "ownership interests," respectively, if (i) a FASIT election is in effect, (ii) certain tests concerning (A) the composition of the FASIT's assets and (B) the nature of the Securityholders' interest in the FASIT are met on a continuing basis, and (iii) the Trust Fund is not a regulated company as defined in section 851(a) of the Code.

         ASSET COMPOSITION. In order for a Trust Fund (on one or more designated pools of assets held by a Trust Fund) to be eligible for FASIT status, substantially all of the assets of the Trust Fund (or the designated pool) must consist of "permitted assets" as of the close of the third month beginning after the closing date and at all times thereafter (the "FASIT QUALIFICATION TEST"). Permitted assets include (i) cash or cash equivalents,
(ii) debt instruments with fixed terms that would qualify as REMIC regular interests if issued by a REMIC (generally, instruments that provide for interest at a fixed rate, a qualifying variable rate, or a qualifying interest-only ("IO") type rate, (iii) foreclosure property, (iv) certain hedging instruments (generally, interest and currency rate swaps and credit enhancement contracts) that are reasonably required to guarantee or hedge against the FASIT's risks associated with being the obligor on FASIT interests,
(v) contract rights to acquire qualifying debt instruments or qualifying hedging instruments, (vi) FASIT regular interests, and (vii) REMIC regular interests. Permitted assets do not include any debt instruments issued by the holder of the FASIT's ownership interest or by any person related to such holder.

         INTERESTS IN A FASIT. In addition to the foregoing asset qualification requirements, the interests in a FASIT also must meet certain requirements. All of the interests in a FASIT must belong to either of the following: (i) one or more classes of regular interests or (ii) a single class of ownership interest that is held by a fully taxable domestic corporation. In the case of Series that include FASIT Ownership Securities, the ownership interest will be represented by the FASIT Ownership Securities.

         A FASIT interest generally qualifies as a regular interest if (i) it is designated as a regular interest, (ii) it has a stated maturity no greater than thirty years, (iii) it entitles its holder to a specified principal amount, (iv) the issue price of the interest does not exceed 125% of its stated principal amount, (v) the yield to maturity of the interest is less than the applicable Treasury rate published by the IRS plus 5%, and (vi) if it pays interest, such interest is payable at either (a) a fixed rate with respect to the principal amount of the regular interest or (b) a permissible variable rate with respect to such principal amount. Permissible variable rates for FASIT regular interests are the same as those for REMIC regular interest (i.e., certain qualified floating rates and weighted average rates). See "--Taxation of Debt Securities--Variable Rate Debt Securities" above.

         If a FASIT Security fails to meet one or more of the requirements set out in clauses (iii), (iv) or (v) above, but otherwise meets the above requirements, it may still qualify as a type of regular interest known as a "HIGH-YIELD INTEREST." In addition, if a FASIT Security fails to meet the requirements of clause (vi), but the interest payable on the Security consists of a specified portion of the interest payments on permitted assets and that portion does not vary over the life of the Security, the Security also will qualify as a High-Yield Interest. A High-Yield Interest may be held only by domestic corporations that are fully subject to corporate income tax ("ELIGIBLE CORPORATIONS"), other FASITs and dealers in securities who acquire such interests as inventory, rather than for investment. In addition, holders of High-Yield Interests are subject to limitations on offset of income derived from such interest. See "--TREATMENT OF HIGH-YIELD INTERESTS" below.

         CONSEQUENCES OF DISQUALIFICATION. If a Series of FASIT Securities fails to comply with one or more of the Code's ongoing requirements for FASIT status during any taxable year, the Code provides that its FASIT status may be lost for that year and thereafter. If FASIT status is lost, the treatment of the former FASIT and the interests therein for federal income tax purposes is uncertain. The former FASIT might be treated as a grantor trust, as a separate association taxed as a corporation, or as a partnership. The FASIT Regular Securities could be treated as debt instruments for federal income tax purposes or as equity interests. Although the Code authorizes the Treasury to issue regulations that address situations where a failure to meet the requirements for FASIT status occurs inadvertently and in good faith, such regulations have not yet been issued. It is possible that disqualification relief might be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the FASIT's income for a period of time in which the requirements for FASIT status are not satisfied.

         TAX TREATMENT OF FASIT REGULAR SECURITIES. Payments received by holders of FASIT Regular Securities generally should be accorded the same tax treatment under the Code as payments received on other taxable corporate debt instruments and on REMIC Regular Securities. As in the case of holders of REMIC Regular Securities, holders of FASIT Regular Securities must report income from such Securities under an accrual method of accounting, even if they otherwise would have used the case receipts and disbursements method. Except in the case of FASIT Regular Securities issued with original issue discount or acquired with market discount or premium, interest paid or accrued on a FASIT Regular Security generally will be treated as ordinary income to the Securityholder and a principal payment on such Security will be treated as a return of capital to the extent that the Securityholder's basis is allocable to that payment. FASIT Regular Securities issued with OID or acquired with market discount or premium generally will treat interest and principal payments on such Securities in the same manner described for REMIC Regular Securities. See "--Taxation of Debt Securities", "--Market Discount", and "--Premium" above. High-Yield Securities may be held only by fully taxable domestic corporations, other FASITs, and certain securities dealers. Holders of High-Yield Securities are subject to limitations on their ability to use current losses or net operating loss carryforwards or carrybacks to offset any income derived from those Securities.

         If a FASIT Regular Security is sold or exchanged, the Securityholder generally will recognize gain or loss upon the sale in the manner described above for REMIC Regular Securities. See "--Sale or Exchange" above. In addition, if a FASIT Regular Security becomes wholly or partially worthless as a result of Default and Delinquencies of the underlying Assets, the holder of such Security should be allowed to deduct the loss sustained (or alternatively be able to report a lesser amount of income). See "--Taxation of Debt Instruments--EFFECTS OF DEFAULT AND DELINQUENCIES" above.

         FASIT Regular Securities held by a REIT will qualify as "real estate assets" within the meaning of section 856(c)(4)(A) of the Code, and interest on such Securities will be considered Qualifying REIT Interest to the same extent that REMIC Securities would be so considered. FASIT Regular Securities held by a Thrift Institution taxed as a "domestic building and loan association" will represent qualifying assets for purposes of the qualification requirements set forth in section 7701(a)(19) of the Code to the same extent that REMIC Securities would be so considered. See "Certain Material Federal Income Tax Considerations--Taxation of Debt Securities--STATUS AS REAL PROPERTY LOANS." In addition, FASIT Regular Securities held by a financial institution to which section 585 of the Code applies will be treated as evidences of indebtedness for purposes of section 582(c)(1) of the Code. FASIT Securities will not qualify as "Government Securities" for either REIT or RIC qualification purposes.

         TREATMENT OF HIGH-YIELD INTERESTS. High-Yield Interests are subject to special rules regarding the eligibility of holders of such interests, and the ability of such holders to offset income derived from their FASIT Security with losses. High-Yield Interests may be held only by Eligible Corporations other FASITs, and dealers in securities who acquire such interests as inventory. If a securities dealer (other than an Eligible Corporation) initially acquires a High-Yield Interest as inventory, but later begins to hold it for investment, the dealer will be subject to an excise tax equal to the income from the High-Yield Interest multiplied by the highest corporate income tax rate. In addition, transfers of High-Yield Interests to disqualified holders will be disregarded for federal income tax purposes, and the transferor still will be treated as the holder of the High-Yield Interest.

         The holder of a High-Yield Interest may not use non-FASIT current losses or net operating loss carryforwards or carrybacks to offset any income derived from the High-Yield Interest, for either regular Federal income tax purposes or for alternative minimum tax purposes. In addition, the FASIT provisions contain an anti-abuse rule that imposes corporate income tax on income derived from a FASIT Regular Security that is held by a pass-through entity (other than another FASIT) that issues debt or equity securities backed by the FASIT Regular Security and that have the same features as High-Yield Interests.

         TAX TREATMENT OF FASIT OWNERSHIP SECURITIES. A FASIT Ownership Security represents the residual equity interest in a FASIT. As such, the holder of a FASIT Ownership Security determines its taxable income by taking into account all assets, liabilities and items of income, gain, deduction, loss and credit of a FASIT. In general, the character of the income to the holder of a FASIT Ownership Interest will be the same as the character of such income of the FASIT, except that any tax-exempt interest income taken into account by the holder of a FASIT Ownership Interest is treated as ordinary income. In determining that taxable income, the holder of a FASIT Ownership Security must determine the amount of interest, original issue discount, market discount and premium recognized with respect to the FASIT's assets and the FASIT Regular Securities issued by the FASIT according to a constant yield methodology and under an accrual method of accounting. In addition, holders of FASIT Ownership Securities are subject to the same limitations on their ability to use losses to offset income from their FASIT Security as are the holders of High-Yield Interests. See "--TREATMENT OF HIGH-YIELD INTERESTS" above.

         Rules similar to the wash sale rules applicable to REMIC Residual Securities also will apply to FASIT Ownership Securities. Accordingly, losses on dispositions of a FASIT Ownership Security generally will be disallowed where, within six months before or after the disposition, the seller of such Security acquires any other FASIT Ownership Security or, in the case of a FASIT holding mortgage assets, any interest in a Taxable Mortgage Pool that is economically comparable to a FASIT Ownership Security. In addition, if any security that is sold or contributed to a FASIT by the holder of the related FASIT Ownership Security was required to be marked-to-market under Code section 475 by such holder, then section 475 will continue to apply to such securities, except that the amount realized under the mark-to-market rules will be a greater of the securities' value under present law or the securities' value after applying special valuation rules contained in the FASIT provisions. Those special valuation rules generally require that the value of debt instruments that are not traded on an established securities market be determined by calculating the present value of the reasonably expected payments under the instrument using a discount rate of 120% of the applicable Federal rate, compounded semiannually.

         The holder of a FASIT Ownership Security will be subject to a tax equal to 100% of the net income derived by the FASIT from any "prohibited transactions." Prohibited transactions include (i) the receipt of income derived from assets that are not permitted assets, (ii) certain dispositions of permitted assets, (iii) the receipt of any income derived from any loan originated by a FASIT, and (iv) in certain cases, the receipt of income representing a servicing fee or other compensation. Any Series for which a FASIT election is made generally will be structured in order to avoid application of the prohibited transaction tax.

         BACKUP WITHHOLDING, REPORTING AND TAX ADMINISTRATION. Holders of FASIT Securities will be subject to backup withholding to the same extent holders of REMIC Securities would be subject. See "--Miscellaneous Tax Aspects--Backup Withholding" above. For purposes of reporting and tax administration, holders of record of FASIT Securities generally will be treated in the same manner as holders of REMIC Securities.

DUE TO THE COMPLEXITY OF THE FEDERAL INCOME TAX RULES APPLICABLE TO SECURITYHOLDERS AND THE CONSIDERABLE UNCERTAINTY THAT EXISTS WITH RESPECT TO MANY ASPECTS OF THOSE RULES, POTENTIAL INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS REGARDING THE TAX TREATMENT OF THE ACQUISITION, OWNERSHIP, AND DISPOSITION OF THE SECURITIES.

                            STATE TAX CONSIDERATIONS

         In addition to the federal income tax consequences described in "Certain Material Federal Income Tax Considerations," potential investors should consider the state and local income tax consequences of the acquisition, ownership, and disposition of the Securities. State and local income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality. Therefore, potential investors should consult their own tax advisors with respect to the various state and local tax consequences of an investment in the Securities.

                              ERISA CONSIDERATIONS

         The following describes certain considerations under ERISA and the Code, which apply only to Securities of a Series that are not divided into subclasses. If Securities are divided into subclasses the related Prospectus Supplement will contain information concerning considerations relating to ERISA and the Code that are applicable to such Securities.

         ERISA imposes requirements on employee benefit plans (and on certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested) (collectively "PLANS") subject to ERISA and on persons who are fiduciaries with respect to such Plans. Generally, ERISA applies to investments made by Plans. Among other things, ERISA requires that the assets of Plans be held in trust and that the trustee, or other duly authorized fiduciary, have exclusive authority and discretion to manage and control the assets of such Plans. ERISA also imposes certain duties on persons who are fiduciaries of Plans. Under ERISA, any person who exercises any authority or control respecting the management or disposition of the assets of a Plan is considered to be a fiduciary of such Plan (subject to certain exceptions not here relevant). Certain employee benefit plans, such as governmental plans (as defined in ERISA Section 3(32)) and, if no election has been made under Section 410(d) of the Code, church plans (as defined in ERISA Section 3(33)), are not subject to ERISA requirements. Accordingly, assets of such plans may be invested in Securities without regard to the ERISA considerations described above and below, subject to the provisions of applicable state law. Any such plan which is qualified and exempt from taxation under Code Sections 401(a) and 501(a), however, is subject to the prohibited transaction rules set forth in Code Section 503.

         On November 13, 1986, the United States Department of Labor (the "DOL") issued final regulations concerning the definition of what constitutes the assets of a Plan. (Labor Reg. Section 2510.3-101) Under this regulation, the underlying assets and properties of corporations, partnerships and certain other entities in which a Plan makes an "equity" investment could be deemed for purposes of ERISA to be assets of the investing Plan in certain circumstances. However, the regulation provides that, generally, the assets of a corporation or partnership in which a Plan invests will not be deemed for purposes of ERISA to be assets of such Plan if the equity interest acquired by the investing Plan is a publicly-offered security. A publicly-offered security, as defined in the Labor Reg. Section 2510.3-101, is a security that is widely held, freely transferable and registered under the Securities Exchange Act of 1934, as amended.

         In addition to the imposition of general fiduciary standards of investment prudence and diversification, ERISA prohibits a broad range of transactions involving Plan assets and persons ("PARTIES IN INTEREST") having certain specified relationships to a Plan and imposes additional prohibitions where Parties in Interest are fiduciaries with respect to such Plan. Because the Loans may be deemed Plan assets of each Plan that purchases Securities, an investment in the Securities by a Plan might be a prohibited transaction under ERISA Sections 406 and 407 and subject to an excise tax under Code Section 4975 unless a statutory or administrative exemption applies.

         In Prohibited Transaction Exemption 83-1 ("PTE 83-1"), which amended Prohibited Transaction Exemption 81-7, the DOL exempted from ERISA's prohibited transaction rules certain transactions relating to the operation of residential mortgage pool investment trusts and the purchase, sale and holding of "mortgage pool pass-through certificates" in the initial issuance of such certificates. PTE 83-1 permits, subject to certain conditions, transactions which might otherwise be prohibited between Plans and Parties in Interest with respect to those Plans related to the origination, maintenance and termination of mortgage pools consisting of mortgage loans secured by first or second mortgages or deeds of trust on single-family residential property, and the acquisition and holding of certain mortgage pool pass-through certificates representing an interest in such mortgage pools by Plans. If the general conditions (discussed below) of PTE 83-1 are satisfied, investments by a Plan in Securities that represent interests in a Pool consisting of Loans ("SINGLE FAMILY SECURITIES") will be exempt from the prohibitions of ERISA Sections 406(a) and 407 (relating generally to transactions with Parties in Interest who are not fiduciaries) if the Plan purchases the Single Family Securities at no more than fair market value and will be exempt from the prohibitions of ERISA Sections 406(b)(1) and
(2) (relating generally to transactions with fiduciaries) if, in addition, the purchase is approved by an independent fiduciary, no sales commission is paid to the pool sponsor, the Plan does not purchase more than 25% of all Single Family Securities, and at least 50% of all Single Family Securities are purchased by persons independent of the pool sponsor or pool trustee. PTE 83-1 does not provide an exemption for transactions involving Subordinate Securities. Accordingly, unless otherwise provided in the related Prospectus Supplement, no transfer of a Subordinate Security or a Security which is not a Single Family Security may be made to a Plan.

         The discussion in this and the next succeeding paragraph applies only to Single Family Securities. The Depositor believes that, for purposes of PTE 83-1, the term "mortgage pass-through certificate" would include: (i) Securities issued in a Series consisting of only a single class of Securities; and (ii) Securities issued in a Series in which there is only one class of Trust Securities; provided that the Securities in the case of clause (i), or the Securities in the case of clause (ii), evidence the beneficial ownership of both a specified percentage of future interest payments (greater than 0%) and a specified percentage (greater than 0%) of future principal payments on the Loans. It is not clear whether a class of Securities that evidences the beneficial ownership in a Trust Fund divided into Loan groups, beneficial ownership of a specified percentage of interest payments only or principal payments only, or a notional amount of either principal or interest payments, or a class of Securities entitled to receive payments of interest and principal on the Loans only after payments to other classes or after the occurrence of certain specified events would be a "mortgage pass-through certificate" for purposes of PTE 83-1.

         PTE 83-1 sets forth three general conditions which must be satisfied for any transaction to be eligible for exemption: (i) the maintenance of a system of insurance or other protection for the pooled mortgage loans and property securing such loans, and for indemnifying Securityholders against reductions in pass-through payments due to property damage or defaults in loan payments in an amount not less than the greater of one percent of the aggregate principal balance of all covered pooled mortgage loans or the principal balance of the largest covered pooled mortgage loan; (ii) the existence of a pool trustee who is not an affiliate of the pool sponsor; and (iii) a limitation on the amount of the payment retained by the pool sponsor, together with other funds inuring to its benefit, to not more than adequate consideration for selling the mortgage loans plus reasonable compensation for services provided by the pool sponsor to the Pool. The Depositor believes that the first general condition referred to above will be satisfied with respect to the Securities in a Series issued without a subordination feature, or the Securities only in a Series issued with a subordination feature, provided that the subordination and Reserve Account, subordination by shifting of interests, the pool insurance or other form of credit enhancement described herein (such subordination, pool insurance or other form of credit enhancement being the system of insurance or other protection referred to above) with respect to a Series of Securities is maintained in an amount not less than the greater of one percent of the aggregate principal balance of the Loans or the principal balance of the largest Loan. See "Description of the Securities" herein. In the absence of a ruling that the system of insurance or other protection with respect to a Series of Securities satisfies the first general condition referred to above, there can be no assurance that these features will be so viewed by the DOL. The Trustee will not be affiliated with the Depositor.

         Each Plan fiduciary who is responsible for making the investment decisions whether to purchase or commit to purchase and to hold Single Family Securities must make its own determination as to whether the first and third general conditions, and the specific conditions described briefly in the preceding paragraph, of PTE 83-1 have been satisfied, or as to the availability of any other prohibited transaction exemptions. Each Plan fiduciary should also determine whether, under the general fiduciary standards of investment prudence and diversification, an investment in the Securities is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

         On September 6, 1990, the DOL issued to Greenwich Capital Markets, Inc. an individual exemption (Prohibited Transaction Exemption 90-59; Exemption Application No. D-8374, 55 Fed. Reg. 36724) (the "UNDERWRITER EXEMPTION") which applies to certain sales and servicing of "certificates" that are obligations of a "trust" with respect to which Greenwich Capital
Markets, Inc. is the underwriter, manager or co-manager of an underwriting syndicate. The Underwriter Exemption provides relief which is generally similar to that provided by PTE 83-1, but is broader in several respects.

         The Underwriter Exemption contains several requirements, some of which differ from those in PTE 83-l. The Underwriter Exemption contains an expanded definition of "certificate" which includes an interest which entitles the holder to pass-through payments of principal, interest and/or other payments. The Underwriter Exemption contains an expanded definition of "trust" which permits the trust corpus to consist of secured consumer receivables. The definition of "trust", however, does not include any investment pool unless, inter alia, (i) the investment pool consists only of assets of the type which have been included in other investment pools, (ii) certificates evidencing interests in such other investment pools have been purchased by investors other than Plans for at least one year prior to the Plan's acquisition of certificates pursuant to the Underwriter Exemption, and (iii) certificates in such other investment pools have been rated in one of the three highest generic rating categories of the four credit rating agencies noted below. Generally, the Underwriter Exemption holds that the acquisition of the certificates by a Plan must be on terms (including the price for the certificates) that are at least as favorable to the Plan as they would be in an arm's length transaction with an unrelated party. The Underwriter Exemption requires that the rights and interests evidenced by the certificates not be "subordinated" to the rights and interests evidenced by other certificates of the same trust. The Underwriter Exemption requires that certificates acquired by a Plan have received a rating at the time of their acquisition that is in one of the three highest generic rating categories of Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc., Duff & Phelps Inc. Credit Rating Co. or Fitch IBCA, Inc. (the "Exemption Rating Agencies"). The Underwriter Exemption specifies that the pool trustee must not be an affiliate of the pool sponsor, nor an affiliate of the Underwriter, the pool servicer, any obligor with respect to mortgage loans included in the trust constituting more than five percent of the aggregate unamortized principal balance of the assets in the trust, or any affiliate of such entities. Finally, the Underwriter Exemption stipulates that any Plan investing in the certificates must be an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933.

         Any Plan fiduciary which proposes to cause a Plan to purchase Securities should consult with its counsel concerning the impact of ERISA and the Code, the applicability of PTE 83-1 and the Underwriter Exemption, and the potential consequences in its specific circumstances, prior to making such investment. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment prudence and diversification an investment in the Securities is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

         On July 21, 1997, the DOL published in the Federal Register an amendment to the Exemption which extends exemptive relief to certain mortgage-backed and asset-backed securities transactions using pre-funding accounts for trusts issuing pass-through certificates. The amendment generally allows mortgage loans (the "Obligations") supporting payments to certificateholders, and having a value equal to no more than twenty-five percent (25%) of the total principal amount of the certificates being offered by the trust, to be transferred to the trust within a 90-day or three-month period following the closing date ("Pre-Funding Period"), instead of requiring that all such Obligations be either identified or transferred on or before the closing date. The relief is available when the following conditions are met:

                  (1) The ratio of the amount allocated to the pre-funding account to the total principal amount of the certificates being offered (the "PRE-FUNDING LIMIT") must not exceed twenty-five percent (25%).

                  (2) All Obligations transferred after the closing date (the "ADDITIONAL OBLIGATIONS") must meet the same terms and conditions for eligibility as the original Obligations used to create the trust, which terms and conditions have been approved by an Exemption Rating Agency.

                  (3) The transfer of such Additional Obligations to the trust during the Pre-Funding Period must not result in the certificates to be covered by the Exemption receiving a lower credit rating from an Exemption Rating Agency upon termination of the Pre-Funding Period than the rating that was obtained at the time of the initial issuance of the certificates by the trust.

                  (4) Solely as a result of the use of pre-funding, the weighted average annual percentage interest rate (the "AVERAGE INTEREST RATE") for all of the Obligations in the trust at the end of the Pre-Funding Period must not be more than 100 basis points lower than the average interest rate for the Obligations which were transferred to the trust on the closing date.

                  (5)      Either:

                                    (i) the  characteristics  of the Additional
                  Obligations must be monitored by an insurer or other credit support provider which is independent of the depositor; or

                                    (ii) an independent  accountant retained by
                  the depositor must provide the depositor with a letter (with copies provided to each Exemption Rating Agency rating the certificates, the related underwriter and the related trustee) stating whether or not the characteristics of the Additional Obligations conform to the characteristics described in the related prospectus or prospectus supplement and/or pooling and servicing agreement. In preparing such letter, the independent accountant must use the same type of procedures as were applicable to the Obligations which were transferred to the trust as of the closing date.

                  (6) The Pre-Funding Period must end no later than three months or 90 days after the closing date or earlier in certain circumstances if the pre-funding account falls below the minimum level specified in the pooling and servicing agreement or an event of default occurs.

                  (7) Amounts transferred to any pre-funding account and/or capitalized interest account used in connection with the pre-funding may be invested only in investments which are permitted by the Exemption Rating Agencies rating the certificates and must:

                                    (i)   be   direct    obligations   of,   or
                  obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof (provided that such obligations are backed by the full faith and credit of the United States); or

                                    (ii) have been  rated (or the  obligor  has
                  been rated) in one or the three highest generic rating categories by an Exemption Rating Agency ("DOL PERMITTED INVESTMENTS").

                  (8) The related prospectus or prospectus supplement must describe:

                                    (i)   any   pre-funding    account   and/or
                  capitalized interest account used in connection with a pre-funding account;

                                    (ii)  the   duration  of  the   Pre-Funding
                  Period;

                                    (iii) the  percentage  and/or dollar amount
                  of the Pre-Funding Limit for the trust; and

                                    (iv)  that  the  amounts  remaining  in the
                  pre-funding account at the end of the Pre-Funding Period will be remitted to certificateholders as repayments of principal.

                  (9) The related pooling and servicing agreement must describe the DOL Permitted Investments for the pre-funding account and/or capitalized interest account and, if not disclosed in the related prospectus or prospectus supplement, the terms and conditions for eligibility of Additional Obligations.

                                LEGAL INVESTMENT

         The Prospectus Supplement for each series of Securities will specify which, if any, of the classes of Securities offered thereby constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA"). Classes of Securities that qualify as "mortgage related securities" will be legal investments for persons, trusts, corporations, partnerships, associations, business trusts, and business entities (including depository institutions, life insurance companies and pension funds) created pursuant to or existing under the laws of the United States or of any state (including the District of Columbia and Puerto Rico) whose authorized investments are subject to state regulations to the same extent as, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any such entities. Under SMMEA, if a state enacted legislation prior to October 4, 1991 specifically limiting the legal investment authority of any such entities with respect to "mortgage related securities", securities will constitute legal investments for entities subject to such legislation only to the extent provided therein. Approximately twenty-one states adopted such legislation prior to the October 4, 1991 deadline. SMMEA provides, however, that in no event will the enactment of any such legislation affect the validity of any contractual commitment to purchase, hold or invest in securities, or require the sale or other disposition of securities, so long as such contractual commitment was made or such securities were acquired prior to the enactment of such legislation.

         SMMEA also amended the legal investment authority of federally-chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal in Securities without limitations as to the percentage of their assets represented thereby, federal credit unions may invest in mortgage related securities, and national banks may purchase certificates for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. 24 (Seventh), subject in each case to such regulations as the applicable federal authority may prescribe. In this connection, federal credit unions should review the National Credit Union Administration ("NCUA") Letter to Credit Unions No. 96, as modified by Letter to Credit Unions No. 108, which includes guidelines to assist federal credit unions in making investment decisions for mortgage related securities and the NCUA's regulation "Investment and Deposit Activities" (12 C.F.R. Part 703), which sets forth certain restrictions on investment by federal credit unions in mortgage related securities.

         All depository institutions considering an investment in the Securities (whether or not the class of Securities under consideration for purchase constitutes a "mortgage related security") should review the Federal Financial Institutions Examination Council's Supervisory Policy Statement on the Securities Activities (to the extent adopted by their respective regulators) (the "POLICY STATEMENT") setting forth, in relevant part, certain securities trading and sales practices deemed unsuitable for an institution's investment portfolio, and guidelines for (and restrictions on) investing in mortgage derivative products, including "mortgage related securities", which are "high-risk mortgage securities" as defined in the Policy Statement. According to the Policy Statement such "high-risk mortgage securities" include securities such as Securities not entitled to distributions allocated to principal or interest, or Subordinated Securities. Under the Policy Statement, it is the responsibility of each depository institution to determine, prior to purchase (and at stated intervals thereafter), whether a particular mortgage derivative product is a "high-risk mortgage security", and whether the purchase (or retention) of such a product would be consistent with the Policy Statement.

         The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders guidelines or agreements generally governing investments made by a particular investor, including, but not limited to "prudent investor" provisions which may restrict or prohibit investment in securities which are not "interest bearing" or "income paying".

         There may be other restrictions on the ability of certain investors, including depositors institutions, either to purchase Securities or to purchase Securities representing more than a specified percentage of the investor's assets. Investors should consult their own legal advisors in determining whether and to what extent the Securities constitute legal investments for such investors.

                             METHOD OF DISTRIBUTION

         The Securities offered hereby and by the Prospectus Supplement will be offered in Series. The distribution of the Securities may be effected from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices to be determined  at the  time  of sale or at the
                  time of commitment therefor. If so specified in the related Prospectus Supplement, the Securities will be distributed in a firm commitment underwriting, subject to the terms and conditions of the underwriting agreement, by Greenwich Capital Markets, Inc. ("GCM") acting as underwriter with other underwriters, if any, named therein. In such event, the related Prospectus Supplement may also specify that the underwriters will not be obligated to pay for any Securities agreed to be purchased by purchasers pursuant to purchase agreements acceptable to the Depositor. In connection with the sale of the Securities, underwriters may receive compensation from the Depositor or from purchasers of the Securities in the form of discounts, concessions or commissions. The related Prospectus Supplement will describe any such compensation paid by the Depositor.

         Alternatively, the related Prospectus Supplement may specify that the Securities will be distributed by GCM acting as agent or in some cases as principal with respect to Securities that it has previously purchased or agreed to purchase. If GCM acts as agent in the sale of Securities, GCM will receive a selling commission with respect to each Series of Securities, depending on market conditions, expressed as a percentage of the aggregate principal balance of the related Trust Fund Assets as of the Cut-off Date. The exact percentage for each Series of Securities will be disclosed in the related Prospectus Supplement. To the extent that GCM elects to purchase Securities as principal, GCM may realize losses or profits based upon the difference between its purchase price and the sales price. The Prospectus Supplement with respect to any Series offered other than through underwriters will contain information regarding the nature of such offering and any agreements to be entered into between the Depositor and purchasers of Securities of such Series.

         The Depositor will indemnify GCM and any underwriters against certain civil liabilities, including liabilities under the Securities Act of 1933, or will contribute to payments GCM and any underwriters may be required to make in respect thereof.

         In the ordinary course of business, GCM and the Depositor may engage in various securities and financing transactions, including repurchase agreements to provide interim financing of the Depositor's loans or private asset backed securities, pending the sale of such loans or private asset backed securities, or interests therein, including the Securities.

         The Depositor anticipates that the Securities will be sold primarily to institutional investors. Purchasers of Securities, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be "underwriters" within the meaning of the Securities Act of 1933 in connection with reoffers and sales by them of Securities. Holders of Securities should consult with their legal advisors in this regard prior to any such reoffer or sale.

                                 LEGAL MATTERS

         The legality of the Securities of each Series, including certain material federal income tax consequences with respect thereto, will be passed upon for the Depositor by Brown & Wood llp, New York, New York 10048.

                             FINANCIAL INFORMATION

         A new Trust Fund will be formed with respect to each Series of Securities and no Trust Fund will engage in any business activities or have any assets or obligations prior to the issuance of the related Series of Securities. Accordingly, no financial statements with respect to any Trust Fund will be included in this Prospectus or in the related Prospectus Supplement.

                             AVAILABLE INFORMATION

         The Depositor has filed with the SEC a Registration Statement under the Securities Act of 1933, as amended, with respect to the Securities. This Prospectus, which forms a part of the Registration Statement, and the Prospectus Supplement relating to each Series of Securities contain summaries of the material terms of the documents referred to herein and therein, but do not contain all of the information set forth in the Registration Statement pursuant to the Rules and Regulations of the SEC. For further information, reference is made to such Registration Statement and the exhibits thereto. Such Registration Statement and exhibits can be inspected and copied at prescribed rates at the public reference facilities maintained by the SEC at its Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Regional Offices located as follows: Midwest Regional Office, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511; and Northeast Regional Office, 7 World Trade Center, Suite 1300, New York, New York 10048. In addition, the SEC maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Depositor, that file electronically with the Commission.

                                     RATING

         It is a condition to the issuance of the Securities of each Series offered hereby and by the Prospectus Supplement that they shall have been rated in one of the four highest rating categories by the nationally recognized statistical rating agency or agencies (each, a "RATING AGENCY") specified in the related Prospectus Supplement.

         Any such rating would be based on, among other things, the adequacy of the value of the Trust Fund Assets and any credit enhancement with respect to such class and will reflect such Rating Agency's assessment solely of the likelihood that holders of a class of Securities of such class will receive payments to which such Securityholders are entitled under the related Agreement. Such rating will not constitute an assessment of the likelihood that principal prepayments on the related Loans will be made, the degree to which the rate of such prepayments might differ from that originally anticipated or the likelihood of early optional termination of the Series of Securities. Such rating should not be deemed a recommendation to purchase, hold or sell Securities, inasmuch as it does not address market price or suitability for a particular investor. Such rating will not address the possibility that prepayment at higher or lower rates than anticipated by an investor may cause such investor to experience a lower than anticipated yield or that an investor purchasing a Security at a significant premium might fail to recoup its initial investment under certain prepayment scenarios.

         There is also no assurance that any such rating will remain in effect for any given period of time or that it may not be lowered or withdrawn entirely by the Rating Agency in the future if in its judgment circumstances in the future so warrant. In addition to being lowered or withdrawn due to any erosion in the adequacy of the value of the Trust Fund Assets or any credit enhancement with respect to a Series, such rating might also be lowered or withdrawn among other reasons, because of an adverse change in the financial or other condition of a credit enhancement provider or a change in the rating of such credit enhancement provider's long term debt.

         The amount, type and nature of credit enhancement, if any, established with respect to a Series of Securities will be determined on the basis of criteria established by each Rating Agency rating classes of such Series. Such criteria are sometimes based upon an actuarial analysis of the behavior of mortgage loans in a larger group. Such analysis is often the basis upon which each Rating Agency determines the amount of credit enhancement required with respect to each such class. There can be no assurance that the historical data supporting any such actuarial analysis will accurately reflect future experience nor any assurance that the data derived from a large pool of mortgage loans accurately predicts the delinquency, foreclosure or loss experience of any particular pool of Loans. No assurance can be given that values of any Properties have remained or will remain at their levels on the respective dates of origination of the related Loans. If the residential real estate markets should experience an overall decline in property values such that the outstanding principal balances of the Loans in a particular Trust Fund and any secondary financing on the related Properties become equal to or greater than the value of the Properties, the rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry. In additional, adverse economic conditions (which may or may not affect real property values) may affect the timely payment by mortgagors of scheduled payments of principal and interest on the Loans and, accordingly, the rates of delinquencies, foreclosures and losses with respect to any Trust Fund. To the extent that such losses are not covered by credit enhancement, such losses will be borne, at least in part, by the holders of one or more classes of the Securities of the related Series.

                             INDEX OF DEFINED TERMS


Accrual Securities...........................................................28
Additional Obligations......................................................112
Agreement....................................................................14
APR..........................................................................17
Asset Conservation Act.......................................................66
Available Funds..............................................................27
Average Interest Rate.......................................................112
Bankruptcy Bond..............................................................39
BIF..........................................................................49
Book-Entry Securities........................................................32
Cash Flow Bond Method........................................................93
Cede.........................................................................33
CEDEL........................................................................33
CEDEL Participants...........................................................34
CERCLA.......................................................................66
Certificates.................................................................13
Code.........................................................................79
Collateral Value.............................................................18
Combined Loan-to-Value Ratio.................................................18
Contingent Regulations.......................................................82
Cooperative..................................................................35
Cut-off Date.................................................................13
Debt Securities..............................................................80
Definitive Security..........................................................33
Detailed Description.........................................................14
Determination Date...........................................................27
DOL.........................................................................109
DOL Permitted Investments...................................................113
DTC..........................................................................33
Eligible Corporations.......................................................105
Euroclear....................................................................33
Euroclear Participants.......................................................35
European Depositaries........................................................33
FASCO........................................................................20
FASIT Qualification Test....................................................105
FDIC.........................................................................49
Financial Intermediary.......................................................33
Garn-St. Germain Act.........................................................69
GCM.........................................................................115
High-Yield Interest.........................................................105
Home Equity Loans............................................................14
Home Improvement Contracts...................................................14
Home Improvements............................................................14
HUD..........................................................................41

Indenture....................................................................24
Installment Contract.........................................................72
Insurance Proceeds...........................................................50
Insured Expenses.............................................................50
Interest Weighted Securities.................................................84
IO 105
IRS..........................................................................82
Liquidation Expenses.........................................................50
Liquidation Proceeds.........................................................50
Loan Rate....................................................................15
Mark-to-Market Regulations...................................................91
Morgan.......................................................................33
Mortgage.....................................................................48
NCUA........................................................................114
New Regulations..............................................................95
Nonresidents.................................................................96
Notes........................................................................13
Obligations.................................................................112
OID..........................................................................80
OID Regulations..............................................................80
PABS Agreement...............................................................18
PABS Issuer..................................................................18
PABS Servicer................................................................18
PABS Trustee.................................................................18
Participants.................................................................33
Parties in Interest.........................................................109
Pass-Through Rate............................................................13
Pass-Through Securities......................................................91
Pay-Through Security.........................................................82
Permitted Investments........................................................50
Plans.......................................................................108
Policy Statement............................................................114
Pool.........................................................................13
Pool Insurance Policy........................................................40
Pool Insurer.................................................................40
Pooling and Servicing Agreement..............................................24
Pre-Funded Amount............................................................51
Pre-Funding Account..........................................................51
Pre-Funding Limit...........................................................112
Pre-Funding Period..........................................................112
Premium......................................................................77
Prepayment Assumption........................................................82
Primary Insurer..............................................................56
Principal Prepayments........................................................29
Properties...................................................................15
Property Improvement Loans...................................................75
PTE 83-1....................................................................109

Purchase Price...............................................................23
Rating Agency...............................................................116
Ratio Strip Securities.......................................................93
RCRA.........................................................................67
Record Date..................................................................25
Refinance Loan...............................................................18
Regular Interest Securities..................................................80
Relevant Depositary..........................................................33
Relief Act...................................................................73
REMIC........................................................................26
Reserve Account..............................................................26
Residual Interest Security...................................................88
Retained Interest............................................................24
Rules........................................................................33
SAIF.........................................................................49
SEC..........................................................................20
Security Account.............................................................49
Security Owners..............................................................33
Security Register............................................................25
Sellers......................................................................13
Senior Securities............................................................37
Servicing Agreement..........................................................13
Servicing Fee................................................................91
Short-Term Note..............................................................97
Single Family Properties.....................................................15
Single Family Securities....................................................109
Small Mixed-Use Properties...................................................17
SMMEA.......................................................................113
Special Hazard Insurance Policy..............................................38
Special Hazard Insurer.......................................................38
Stripped Securities..........................................................91
Sub-Servicers................................................................13
Sub-Servicing Account........................................................49
Sub-Servicing Agreement......................................................51
Support Agreement............................................................30
Support Servicer.............................................................30
Tax Counsel..................................................................79
Terms and Conditions.........................................................35
TIN..........................................................................95
Title I Loans................................................................75
Title I Program..............................................................75
Title V......................................................................70
Trust Agreement..............................................................14
Trust Fund...................................................................13
Trust Fund Assets............................................................13
Trustee......................................................................24
U.S. Person..................................................................80

UCC..........................................................................70
Underwriter Exemption.......................................................111
VA Guaranty Policy...........................................................42

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.  Other Expenses of Issuance and Distribution.*

         The following table sets forth the estimated expenses to be incurred in connection with the offering of the Securities, other than underwriting discounts and commissions:


           SEC Registration Fee..............................     $556,000
           Trustee's Fees and Expenses.......................       71,000
           Printing and Engraving............................      179,000
           Legal Fees and Expenses...........................      536,000
           Blue Sky Fees.....................................       87,000
           Accounting Fees and Expenses......................      179,000
           Rating Agency Fees................................      435,000
           Miscellaneous.....................................       87,000

           Total.............................................   $2,130,000
                                                                ==========

--------------------------
     * All amounts, except the SEC Registration Fee, are estimates of aggregate expenses incurred or to be incurred in connection with the issuance and distribution of Securities in an aggregate principal amount assumed for these purposes to be equal to $2,000,000,000 of Securities registered hereby.

Item 15. Indemnification of Directors and Officers.

         Under Section 8(b) of the proposed form of Underwriting Agreement, the Underwriters are obligated under certain circumstances to indemnify certain controlling persons of the Registrant against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the "Act").

         The Registrant's Restated Certificate of Incorporation provides for indemnification of directors and officers of the Registrant to the full extent permitted by Delaware law.

         Section 145 of the Delaware General Corporation Law provides, in substance, that Delaware corporations shall have the power, under specified circumstances, to indemnify their directors, officers, employees and agents in connection with actions, suits or proceedings brought against them by a third party or in the right of the corporation, by reason of the fact that they were or are such directors, officers, employees or agents, against expenses incurred in any such action, suit or proceeding. The Delaware General Corporation Law also provides that the Registrant may purchase insurance on behalf of any such director, officer, employee or agent.

Item 16. Exhibits.

         (a)      Financial Statements:

                  None.

         (b)      Exhibits:

         1.1  Form of Underwriting Agreement.*
         3.1  Restated Certificate of Incorporation of the Registrant.*
         3.2  By-laws of the Registrant.*
         4.1  Forms of Pooling and Servicing Agreement.*
         4.2  Form of Trust Agreement.*
         4.3  Form of Indenture.*
         5.1  Opinion of Brown & Wood LLP as to legality of the Securities.
         8.1  Opinion of Brown & Wood LLP as to certain tax matters.
        10.1  Form of Mortgage Loan Purchase Agreement.*
        23.1  Consent of Brown & Wood (included in Exhibits 5.1 and 8.1 hereto)
        24.1  Powers of Attorney (included on Page II-4)
        25.1  Statement of Eligibility and Qualification of Trustee.**


----------------------
        * Filed as an exhibit to Registration Statement No. 333-44067 on Form S-3 and incorporated herein by reference.

       **    To be filed on Form 8-K, as applicable.

Item 17. Undertakings.

         The undersigned registrant hereby undertakes:

      (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

          (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended;

          (ii) To reflect in the Prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

      (2) That, for the purpose of determining any liability under the Securities Act of 1933, as amended, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (3) To remove from registration by means of a post-effective amendment any of the securities being registered that remain unsold at the termination of the offering.

         The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, as amended, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended), that is incorporated by reference in the registration statement shall be deemed a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Greenwich, Connecticut, on the 11th day of August, 1999.

                                      FINANCIAL ASSET SECURITIES CORP.




                                      By:   /s/ Robert J. McGinnis
                                           ---------------------------
                                                Robert J. McGinnis
                                                     President


                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of John Anderson, James Esposito and Paul Stevelman, or any of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



   Signature                                Title                            Date


/s/ Robert J. McGinnis      President (Principal Executive            August 11, 1999
----------------------      Officer)
Robert J. McGinnis

/s/ Laura J. Herrington
-----------------------     Senior Vice President and Controller       August 11, 1999
   Laura J. Herrington      (Principal Financial and Accounting
/s/ Jay N. Levine           Officer)

   Jay N. Levine            Director and Managing Director             August 11, 1999
----------------------
/s/ John C. Anderson

   John C. Anderson         Director and Senior Vice President         August 11, 1999
----------------------
/s/ David R. Jones

   David R. Jones           Director                                   August 11, 1999
